Global X China Consumer ETF NYSE Arca, Inc: CHIQ Global X MSCI Argentina ETF NYSE Arca, Inc: ARGT Global X China Energy ETF NYSE Arca, Inc: CHIE Global X Southeast Asia ETF NYSE Arca, Inc: ASEA Global X China Financials ETF NYSE Arca, Inc: CHIX Global X FTSE Bangladesh Index ETF* NYSE Arca, Inc: [ ] Global X China Industrials ETF NYSE Arca, Inc: CHII Global X MSCI Colombia ETF NYSE Arca, Inc: GXG Global X China Materials ETF NYSE Arca, Inc: CHIM Global X Next Emerging & Frontier ETF NYSE Arca, Inc: EMFM Global X China Mid Cap ETF* NYSE Arca, Inc: CHIA Global X FTSE Greece 20 ETF NYSE Arca, Inc: GREK Global X NASDAQ China Technology ETF NASDAQ: QQQC Global X FTSE Nordic Region ETF NYSE Arca, Inc: GXF Global X Brazil Consumer ETF NYSE Arca, Inc: BRAQ Global X MSCI Norway ETF NYSE Arca, Inc: NORW Global X Brazil Financials ETF NYSE Arca, Inc: BRAF Global X FTSE Portugal 20 ETF NYSE Arca, Inc: PGAL Global X Brazil Industrials ETF* NYSE Arca, Inc: [ ] Global X Czech Republic Index ETF* NYSE Arca, Inc: [ ] Global X Brazil Materials ETF* NYSE Arca, Inc: [ ] Global X MSCI Nigeria ETF NYSE Arca, Inc: NGE Global X Brazil Mid Cap ETF NYSE Arca, Inc: BRAZ Global X MSCI Pakistan ETF * NYSE Arca, Inc: PAK Global X Brazil Utilities ETF* NYSE Arca, Inc: BRAU Global X Central Asia & Mongolia Index ETF NYSE Arca, Inc: AZIA Global X FTSE Andean 40 ETF NYSE Arca, Inc: AND Prospectus March 1, 2015 *Not open for investment. The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in a Fund are not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. Such shares in a Fund involve investment risks, including the loss of principal.

TABLE OF CONTENTS

| | |
|---|---|
| FUND SUMMARIES | 1 |
| ADDITIONAL INFORMATION ABOUT THE FUNDS' STRATEGIES AND RISKS | 158 |
| PORTFOLIO HOLDINGS INFORMATION | 179 |
| FUND MANAGEMENT | 179 |
| DISTRIBUTOR | 181 |
| BUYING AND SELLING FUND SHARES | 181 |
| FREQUENT TRADING | 182 |
| DISTRIBUTION AND SERVICE PLAN | 182 |
| DIVIDENDS AND DISTRIBUTIONS | 182 |
| TAXES | 183 |
| DETERMINATION OF NET ASSET VALUE | 185 |
| PREMIUM/DISCOUNT INFORMATION | 186 |
| TOTAL RETURN INFORMATION | 186 |
| INFORMATION REGARDING THE INDICES AND THE INDEX PROVIDERS | 189 |
| OTHER SERVICE PROVIDERS | 194 |
| FINANCIAL HIGHLIGHTS | 195 |
| OTHER INFORMATION | 201 |

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1 FUND SUMMARIES Global X China Consumer ETF Ticker: CHIQ Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X China Consumer ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive China Consumer Total Return Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.65% Distribution and Service (12b-1) Fees: None Other Expenses: 0.00% Total Annual Fund Operating Expenses: 0.65% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $66 $208 $362 $810 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18.89% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities of consumer companies that are domiciled in, principally traded in or whose revenues are primarily from China. For purposes of this policy, consumer companies include those engaged in producing or selling goods or services to consumers. Examples include producers of food, beverages, apparel, household and leisure goods, cars and related items, media content, operators of retails stores, and companies offering services to private consumers. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received). The Underlying Index is designed to measure the equity performance of the investable universe of companies in the consumer sector of the Chinese economy, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

2 The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Consumer Discretionary and Consumer Staples Sectors. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asian Economic Risk: Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the Chinese economy. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Concentration Risk: Because the Fund's investments are concentrated in Chinese securities and in the consumer sector, the Fund will be susceptible to loss due to adverse occurrences affecting this country and sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in China, Risks Related to Investing in the Consumer Discretionary Sector, and Risks Related to Investing in the Consumer Staples Sector.

3 Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if China's currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Emerging Market Risk: China is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in China, which could affect the economy or particular business operations of companies economically tied to China. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

4 Privatization Risk: China has privatized certain entities and industries. Privatized entities may lose money or be re-nationalized. Reliance on Trading Partners Risk: The Fund invests in the Chinese economy, which is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. Risks Related to Investing in China: Investment exposure to China subjects the Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the past 25 years, the Chinese government has undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Risks Related to Investing in the Consumer Discretionary Sector: The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns. Risks Related to Investing in the Consumer Staples Sector: The consumer staples sector may be affected by marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices. Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters. Securities Market Risk: Because certain securities markets in China are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in China are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. U.S. Economic Risk: A decrease in U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or an economic slowdown in the United States may have an adverse impact on China's economy and, as a result, securities to which the Fund has exposure. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average

5 annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

**Annual Total Returns (Years Ended December 31,)**


40%
20%
0%
-20%
-40%
10.10%
-23.30%
7.24%
8.42%
-17.25%
2010
2011
2012
2013
2014

| | | |
|---|---|---|
| **Best Quarter:** | 09/30/10 | 23.75% |
| **Worst Quarter:** | 09/30/11 | -27.33% |

**Average Annual Total Returns (for the Periods Ended December 31, 2014)**

| | One Year Ended December 31, 2014 | Five Years Ended December 31, 2014 | Since Inception (11/30/2009) |
|---|---|---|---|
| **Global X China Consumer ETF:** | | | |
| ·Return before taxes | -17.25% | -4.07% | -2.93% |
| ·Return after taxes on distributions[1] | -17.75% | -4.37% | -3.23% |
| ·Return after taxes on distributions and sale of Fund Shares[1] | -9.54% | -3.06% | -2.23% |
| **Solactive China Consumer Total Retun Index (net)** (Index returns do not reflect deductions for fees, expenses, or taxes) | -17.27% | -3.46% | -2.57% |
| **S&P 500 Index** (Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 15.45% | 15.60% |

[1] *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

**FUND MANAGEMENT**

**Investment Adviser:** Global X Management Company LLC.

**Portfolio Managers:** The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA ("Portfolio Managers"). Messrs. del Ama and Gonzalez have been

6

7 Portfolio Managers of the Fund since November 30, 2009. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 157 of the Prospectus.

8 Global X China Energy ETF Ticker: CHIE Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X China Energy ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive China Energy Total Return Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.65% Distribution and Service (12b-1) Fees: None Other Expenses: 0.00% Total Annual Fund Operating Expenses: 0.65% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $66 $208 $362 $810 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12.65% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities of energy companies that are domiciled in, principally traded in or whose revenues are primarily from China. For purposes of this policy, energy companies include those engaged in the production and/or distribution of energy, both conventional and renewable, or the production and/or mining of commodities used in energy production. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Underlying Index is designed to measure the equity performance of the investable universe of companies in the energy sector of the Chinese economy, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

9 The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Energy and Utilities Sectors. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asian Economic Risk: Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the Chinese economy. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Concentration Risk: Because the Fund's investments are concentrated in Chinese securities and in the energy and utilities sectors, the Fund will be susceptible to loss due to adverse occurrences affecting this country and sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in China, Risks Related to Investing in the Energy Sector, and Risks Related to Investing in the Utilities Sector. Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if China's currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

10 Emerging Market Risk: China is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in China, which could affect the economy or particular business operations of companies economically tied to China. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Premium/Discount Risk: Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

11 Privatization Risk: China has privatized certain entities and industries. Privatized entities may lose money or be re-nationalized. Reliance on Trading Partners Risk: The Fund invests in the Chinese economy, which is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. Risks Related to Investing in China: Investment exposure to China subjects the Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the past 25 years, the Chinese government has undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Risks Related to Investing in the Energy Sector: The value of securities issued by companies in the energy sector may decline for many reasons, including, without limitation, changes in energy prices; international politics; energy conservation; the success of exploration projects; natural disasters or other catastrophes; changes in exchange rates, interest rates, or economic conditions; changes in demand for energy products and services; and tax and other governmental regulatory policies. Risks Related to Investing in the Utilities Sector: Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition and governmental regulations on rates charged to customers. Privatization in the utilities sector may subject companies to greater competition and losses in profitability. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction programs during periods of inflation or unsettled capital markets. Securities Market Risk: Because certain securities markets in China are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in China are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. U.S. Economic Risk: A decrease in U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or an economic slowdown in the United States may have an adverse impact on China's economy and, as a result, securities to which the Fund has exposure. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

**Annual Total Returns (Years Ended December 31,)**



30%
20%
10%
0%
-10%
-20%
-30%
5.53%
-15.81%
15.65%
5.28%
-9.71%
2010
2011
2012
2013
2014

| | | |
|---|---|---|
| **Best Quarter:** | 09/30/10 | 17.40% |
| **Worst Quarter:** | 09/30/11 | -26.13% |

**Average Annual Total Returns (for the Periods Ended December 31, 2014)**

| | One Year Ended December 31, 2014 | Five Years Ended December 31, 2014 | Since Inception (12/15/2009) |
|---|---|---|---|
| **Global X China Energy ETF:** | | | |
| ·Return before taxes | -9.71% | -0.47% | -0.51% |
| ·Return after taxes on distributions[1] | -9.99% | -0.61% | -0.64% |
| ·Return after taxes on distributions and sale of Fund Shares[1] | -4.84% | -0.08% | -0.11% |
| **Solactive China Energy Total Return Index (net)** (Index returns do not reflect deductions for fees, expenses, or taxes) | -8.14% | 0.78% | 0.52% |
| **S&P 500 Index** (Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 15.45% | 15.47% |

[1] *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

**FUND MANAGEMENT**

**Investment Adviser:** Global X Management Company LLC.

**Portfolio Managers:** The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA ("Portfolio Managers"). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since December 15, 2009. Messrs. Berruga and Kim have been Portfolio Managers of the Fund

12

13 since February 15, 2014. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 157 of the Prospectus.

14 Global X China Financials ETF Ticker: CHIX Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X China Financials ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive China Financials Total Return Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.65% Distribution and Service (12b-1) Fees: None Other Expenses: 0.00% Total Annual Fund Operating Expenses: 0.65% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $66 $208 $362 $810 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6.90% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities of financials companies that are domiciled in, principally traded in or whose revenues are primarily from China. For purposes of this policy, financials companies include those engaged in banking, lending, insurance, investments and/or financing. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Underlying Index is designed to measure the equity performance of the investable universe of companies in the financials sector of the Chinese economy, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

15 The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Financials Sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asian Economic Risk: Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the Chinese economy. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Concentration Risk: Because the Fund's investments are concentrated in Chinese securities and in the financials sector, the Fund will be susceptible to loss due to adverse occurrences affecting this country and sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in China and Risks Related to Investing in the Financials Sector. Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if China's currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

16 Emerging Market Risk: China is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in China, which could affect the economy or particular business operations of companies economically tied to China. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Privatization Risk: China has privatized certain entities and industries. Privatized entities may lose money or be re-nationalized. Reliance on Trading Partners Risk: The Fund invests in the Chinese economy, which is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests.

17 Risks Related to Investing in China: Investment exposure to China subjects the Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the past 25 years, the Chinese government has undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Risks Related to Investing in the Financials Sector: Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. Chinese financial sector regulation and ownership may be more intrusive than in the United States and other developed countries, especially with respect to the regulation of non-Chinese banks and other non-Chinese financial companies. Greater Chinese governmental involvement in the financial sector may pose additional risks for investors. Market conditions in China may be particularly subject to change based on government policy. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. Securities Market Risk: Because certain securities markets in China are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in China are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. U.S. Economic Risk: A decrease in U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or an economic slowdown in the United States may have an adverse impact on China's economy and, as a result, securities to which the Fund has exposure. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

**Annual Total Returns (Years Ended December 31,)**


40%
20%
0%
-20%
-40%
-3.77%
-23.54%
32.55%
-0.33%
18.81%
2010
2011
2012
2013
2014

| | | |
|---|---|---|
| **Best Quarter:** | 12/31/14 | 24.46% |
| **Worst Quarter:** | 09/30/11 | -34.66% |

**Average Annual Total Returns (for the Periods Ended December 31, 2014)**

| | One Year Ended December 31, 2014 | Five Years Ended December 31, 2014 | Since Inception (12/10/2009) |
|---|---|---|---|
| **Global X China Financials ETF:** | | | |
| ·Return before taxes | 18.81% | 2.92% | 2.23% |
| ·Return after taxes on distributions[1] | 18.63% | 2.82% | 2.13% |
| ·Return after taxes on distributions and sale of Fund Shares[1] | 10.99% | 2.44% | 1.90% |
| **Solactive China Financials Total Return Index (net)** (Index returns do not reflect deductions for fees, expenses, or taxes) | 19.33% | 3.70% | 2.58% |
| **S&P 500 Index** (Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 15.45% | 15.54% |

1 *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

**FUND MANAGEMENT**

**Investment Adviser:** Global X Management Company LLC.

**Portfolio Managers:** The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA ("Portfolio Managers"). Messrs. del Ama and Gonzalez have been

18

19 Portfolio Managers of the Fund since December 10, 2009. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 157 of the Prospectus.

20 Global X China Industrials ETF Ticker: CHII Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X China Industrials ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive China Industrials Total Return Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.65% Distribution and Service (12b-1) Fees: None Other Expenses: 0.00% Total Annual Fund Operating Expenses: 0.65% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $66 $208 $362 $810 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10.61% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities of industrials companies that are domiciled in, principally traded in or whose revenues are primarily from China. For purposes of this policy, industrials companies include those engaged in heavy construction, production of construction materials, waste and water management, freight transportation or production and manufacturing of industrial goods, vessels, vehicles, containers, electrical equipment and machinery. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Underlying Index is designed to measure the equity performance of the investable universe of companies in the industrials sector of the Chinese economy, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

21 The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Industrials Sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asian Economic Risk: Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the Chinese economy. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Concentration Risk: Because the Fund's investments are concentrated in Chinese securities and in the industrials sector, the Fund will be susceptible to loss due to adverse occurrences affecting this country and sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in China and Risks Related to Investing in the Industrials Sector. Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if China's currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

22 Emerging Market Risk: China is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in China, which could affect the economy or particular business operations of companies economically tied to China. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Privatization Risk: China has privatized certain entities and industries. Privatized entities may lose money or be re-nationalized. Reliance on Trading Partners Risk: The Fund invests in the Chinese economy, which is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests.

23 Risks Related to Investing in China: Investment exposure to China subjects the Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the past 25 years, the Chinese government has undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Risks Related to Investing in the Industrials Sector: Investments in securities in the industrials sector are subject to fluctuations in supply and demand for their specific product or service. The products of manufacturing companies may face product obsolescence due to rapid technological developments. Government regulation, world events and economic conditions affect the performance of companies in the industrials sector. Companies also may be adversely affected by environmental damage and product liability claims. Securities Market Risk: Because certain securities markets in China are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in China are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. U.S. Economic Risk: A decrease in U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or an economic slowdown in the United States may have an adverse impact on China's economy and, as a result, securities to which the Fund has exposure. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

**Annual Total Returns (Years Ended December 31,)**


40%
20%
0%
-20%
-40%
-60%
7.35%
-36.98%
20.17%
1.27%
15.42%
2010
2011
2012
2013
2014

| | | |
|---|---|---|
| **Best Quarter:** | 09/30/10 | 24.96% |
| **Worst Quarter:** | 09/30/11 | -39.82% |

**Average Annual Total Returns (for the Periods Ended December 31, 2014)**

| | **One Year Ended December 31, 2014** | **Five Years Ended December 31, 2014** | **Since Inception (11/30/2009)** |
|---|---|---|---|
| **Global X China Industrials ETF:** | | | |
| ·Return before taxes | 15.42% | -1.01% | -0.90% |
| ·Return after taxes on distributions[1] | 15.28% | -1.14% | -1.02% |
| ·Return after taxes on distributions and sale of Fund Shares[1] | 8.93% | -0.66% | -0.58% |
| **Solactive China Industrials Total Return Index (net)** (Index returns do not reflect deductions for fees, expenses, or taxes) | 17.49% | 0.11% | -0.07% |
| **S&P 500 Index** (Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 15.45% | 15.60% |

1 *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

**FUND MANAGEMENT**

**Investment Adviser:** Global X Management Company LLC.

**Portfolio Managers:** The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA ("Portfolio Managers"). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since November 30, 2009. Messrs. Berruga and Kim have been Portfolio Managers of the Fund

24

25 since February 15, 2014. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 157 of the Prospectus.

26 Global X China Materials ETF Ticker: CHIM Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X China Materials ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive China Materials Total Return Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.65% Distribution and Service (12b-1) Fees: None Other Expenses: 0.00% Total Annual Fund Operating Expenses: 0.65% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $66 $208 $362 $810 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13.51% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities of materials companies that are domiciled in, principally traded in or whose revenues are primarily from China. For purposes of this policy, materials companies include those engaged in developing, producing or selling physical substances and raw materials. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Underlying Index is designed to measure the equity performance of the investable universe of companies in the materials sector of the Chinese economy, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

27 The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Materials Sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asian Economic Risk: Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the Chinese economy. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Concentration Risk: Because the Fund's investments are concentrated in Chinese securities and in the materials sector, the Fund will be susceptible to loss due to adverse occurrences affecting this country and sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in China and Risks Related to Investing in the Materials Sector. Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if China's currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

28 Emerging Market Risk: China is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in China, which could affect the economy or particular business operations of companies economically tied to China. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Privatization Risk: China has privatized certain entities and industries. Privatized entities may lose money or be re-nationalized. Reliance on Trading Partners Risk: The Fund invests in the Chinese economy, which is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests.

29 Risks Related to Investing in China: Investment exposure to China subjects the Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the past 25 years, the Chinese government has undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Risks Related to Investing in the Materials Sector: Investments in securities in the materials sector are subject to changes in commodity prices, exchange rates, import controls and worldwide competition. At times, worldwide production of industrial materials has exceeded demand, leading to poor investment returns or outright losses. Issuers in the materials sector are at risk of depletion of resources, technical progress, labor relations, governmental regulations and environmental damage and product liability claims. Securities Market Risk: Because certain securities markets in China are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in China are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. U.S. Economic Risk: A decrease in U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or an economic slowdown in the United States may have an adverse impact on China's economy and, as a result, securities to which the Fund has exposure. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

**Annual Total Returns (Years Ended December 31,)**



40%
20%
0%
-20%
-40%
-60%
4.14%
-0.50%
-13.82%
-41.68%
2011
2012
2013
2014

| | | |
|---|---|---|
| **Best Quarter:** | 12/31/12 | 17.65% |
| **Worst Quarter:** | 09/30/11 | -38.38% |

**Average Annual Total Returns (for the Periods Ended December 31, 2014)**

| | Year Ended December 31, 2014 | Since Inception (01/12/2010) |
|---|---|---|
| **Global X China Materials ETF:** | | |
| ·Return before taxes | -0.50% | -12.33% |
| ·Return after taxes on distributions[1] | -0.71% | -12.51% |
| ·Return after taxes on distributions and sale of Fund Shares[1] | 0.10% | -8.68% |
| **Solactive China Materials Total Return Index (net)** (Index returns do not reflect deductions for fees, expenses, or taxes) | 2.80% | -11.21% |
| **S&P 500 Index** (Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 15.11% |

1 *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

**FUND MANAGEMENT**

**Investment Adviser:** Global X Management Company LLC.

**Portfolio Managers:** The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA ("Portfolio Managers"). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since January 12, 2010. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014.

30

31 OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 157 of the Prospectus.

32 Global X China Mid Cap ETF Ticker: CHIA Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X China Mid Cap ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive China Mid Cap Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.65% Distribution and Service (12b-1) Fees: None Other Expenses:1 0.00% Total Annual Fund Operating Expenses: 0.65% 1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations. Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years $66 $208 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund. PRINCIPAL INVESTMENT STRATEGIES The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in mid-market capitalization ("mid cap") securities on companies that are domiciled in, principally traded in or whose revenues are primarily from China. For purposes of this policy, the Fund considers mid-cap companies to be those companies included in, or similar in size to those included in, the Solactive China Mid Cap Index, as of the latest reconstitution date, at the time of purchase. As of January 1, 2015 the market capitalization of the Solactive China Mid Cap Index was between $500 million and $15 billion. The Fund’s capitalization range will change over time. The Fund’s 80% investment policies are non- fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Underlying Index is designed to measure the equity performance of the investable universe of Chinese mid-market capitalization companies, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

33 The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asian Economic Risk: Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the Chinese economy. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Concentration Risk: Because the Fund's investments are concentrated in Chinese securities and in the mid-cap size category, the Fund will be susceptible to losses due to adverse occurrences affecting this country. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in China. Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if China's currency depreciates against the U.S. dollar.

34 Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Emerging Market Risk: China is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in China, which could affect the economy or particular business operations of companies economically tied to China. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Mid-Capitalization Companies Risk: Mid cap companies may have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

35 Privatization Risk: China has privatized certain entities and industries. Privatized entities may lose money or be re-nationalized. Reliance on Trading Partners Risk: The Fund invests in the Chinese economy, which is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. Risks Related to Investing in China: Investment exposure to China subjects the Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the past 25 years, the Chinese government has undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Securities Market Risk: Because certain securities markets in China are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in China are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. U.S. Economic Risk: A decrease in U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or an economic slowdown in the United States may have an adverse impact on China's economy and, as a result, securities to which the Fund has exposure. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. FUND MANAGEMENT Investment Adviser: Global X Management Company LLC. Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 157 of the Prospectus

36 Global X NASDAQ China Technology ETF Ticker: QQQC Exchange: NASDAQ INVESTMENT OBJECTIVE The Global X NASDAQ China Technology ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the NASDAQ OMX China Technology Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.65% Distribution and Service (12b-1) Fees: None Other Expenses: 0.00% Total Annual Fund Operating Expenses: 0.65% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $66 $208 $362 $810 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64.79% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities of technology companies that are domiciled in, principally traded in or whose revenues are primarily from China. For purposes of this policy, technology companies include those engaged in production of technology- related hardware and software, telecommunications, internet, information technology and social media. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Underlying Index is designed to track the performance of the technology sector in China as defined by The NASDAQ OMX Group, Inc. ("NASDAQ"), the provider of the Underling Index ("Index Provider"). It is made up of securities of companies which have their main business operations in the technology sector and generally includes companies whose businesses involve: computer services; internet; software; computer hardware; electronic office equipment; semiconductors; and telecommunications equipment. The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

37 The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Technology Sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asian Economic Risk: Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the Chinese economy. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Concentration Risk: Because the Fund's investments are concentrated in Chinese securities and in the technology sector, the Fund will be susceptible to loss due to adverse occurrences affecting this country and sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in China and Risks Related to Investing in the Technology Sector. Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if China's currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

38 Emerging Market Risk: China is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in China, which could affect the economy or particular business operations of companies economically tied to China. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Privatization Risk: China has privatized certain entities and industries. Privatized entities may lose money or be re-nationalized. Reliance on Trading Partners Risk: The Fund invests in the Chinese economy, which is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests.

39 Risks Related to Investing in China: Investment exposure to China subjects the Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the past 25 years, the Chinese government has undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Risks Related to Investing in the Technology Sector: Investments in securities in the technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology tend to be more volatile than the overall market, and are also are heavily dependent on patent and intellectual property rights. Securities Market Risk: Because certain securities markets in China are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in China are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. U.S. Economic Risk: A decrease in U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or an economic slowdown in the United States may have an adverse impact on China's economy and, as a result, securities to which the Fund has exposure. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

**Annual Total Returns (Years Ended December 31,)**



60%
40%
20%
0%
-20%
-40%
8.79%
-18.03%
6.32%
53.81%
-1.29%
2010
2011
2012
2013
2014

| | | |
|---|---|---|
| **Best Quarter:** | 09/30/13 | 26.64% |
| **Worst Quarter:** | 09/30/11 | -20.77% |

**Average Annual Total Returns (for the Periods Ended December 31, 2014)**

| | One Year Ended December 31, 2014 | Five Years Ended December 31, 2014 | Since Inception (12/08/2009) |
|---|---|---|---|
| **Global X NASDAQ China Technology ETF:** | | | |
| ·Return before taxes | -1.29% | 7.56% | 7.99% |
| ·Return after taxes on distributions[1] | -1.34% | 7.46% | 7.89% |
| ·Return after taxes on distributions and sale of Fund Shares[1] | -0.64% | 5.98% | 6.32% |
| **Hybrid NASDAQ OMX China Technology Index (net)**[2] (Index returns do not reflect deductions for fees, expenses, or taxes) | -0.16% | 8.47% | 8.77% |
| **S&P 500 Index** (Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 15.45% | 15.74% |

1 *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

2 *Index performance reflects the performance of the Solactive China Technology Index through December 12, 2011 and the NASDAQ OMX China Technology Index thereafter.*

**FUND MANAGEMENT**

**Investment Adviser:** Global X Management Company LLC.

40

41 Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since December 8, 2009. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 157 of the Prospectus.

42 Global X Brazil Consumer ETF Ticker: BRAQ Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X Brazil Consumer ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Brazil Consumer Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.77% Distribution and Service (12b-1) Fees: None Other Expenses (Income Tax): 0.01% Total Annual Fund Operating Expenses: 0.78% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $80 $249 $433 $966 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18.59% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities of consumer companies that are domiciled in, principally traded in or whose revenues are primarily from Brazil. For purposes of this policy, consumer companies include producers of food, beverages, apparel, household and leisure goods, cars and related items, media content, operators of retail stores, and companies offering services to private consumers. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Underlying Index is designed to measure the equity performance of the consumer sector of the Brazilian economy, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

43 The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Consumer Discretionary and Consumer Staples Sectors. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asian Economic Risk: Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the economy of Brazil. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Cash Transaction Risk: Unlike most ETFs, the Fund intends to effect all creations and redemptions principally for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Commodity Exposure Risk: The Fund invests in Brazilian securities, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on the Brazilian economy. Concentration Risk: Because the Fund's investments are concentrated in Brazilian securities and in the consumer sector, the Fund will be susceptible to loss due to adverse occurrences affecting this country and sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related

44 to Investing in Brazil, Risks Related to Investing in the Consumer Discretionary Sector, and Risks Related to Investing in the Consumer Staples Sector. . Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Brazil's currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Emerging Market Risk: Brazil is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in Brazil, which could affect the economy or particular business operations of companies economically tied to Brazil. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Latin American Economic Risk: The economy of Brazil is affected by the economies of Latin American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller

45 number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Premium/Discount Risk: Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Privatization Risk: Brazil has privatized certain entities and industries. Privatized entities may lose money or be re-nationalized. Reliance on Trading Partners Risk: The Fund invests in the Brazilian economy, which is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. Risks Related to Investing in Brazil: Investments in securities of Brazilian companies are subject to regulatory and economic interventions that the Brazilian government has frequently exercised in the past, including the setting of wage and price controls, blocking access to bank accounts, imposing exchange controls and limiting imports. Investments are also subject to certain restrictions on foreign investment as provided by Brazilian law. The Brazilian economy has historically been subject to high rates of inflation and a high level of debt, all of which may stifle economic growth. Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. There is the possibility that such conditions may lead to social unrest and political upheaval in the future, which may have adverse effects on the Fund's investments. Risks Related to Investing in the Consumer Discretionary Sector: The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns. Risks Related to Investing in the Consumer Staples Sector: The consumer staples sector may be affected by marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices. Securities Market Risk: Because the securities markets in Brazil are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Brazil are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. U.S. Economic Risk: A decrease in U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or an economic slowdown in the United States may have an adverse impact on Brazil's economy and, as a result, securities to which the Fund has exposure. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average

46 annual returns for the indicated periods compared with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

**Annual Total Returns (Years Ended December 31,)**



40%
20%
0%
-20%
-40%
35.84%
-24.43%
-19.15%
-10.32%
2011
2012
2013
2014

| | | |
|---|---|---|
| **Best Quarter:** | 03/31/12 | 25.60% |
| **Worst Quarter:** | 09/30/11 | -29.52% |

**Average Annual Total Returns (for the Periods Ended December 31, 2014)**

| | Year Ended December 31, 2014 | Since Inception (07/07/2010) |
|---|---|---|
| **Global X Brazil Consumer ETF:** | | |
| ·Return before taxes | -10.32% | -0.68% |
| ·Return after taxes on distributions[1] | -11.27% | -1.17% |
| ·Return after taxes on distributions and sale of Fund Shares[1] | -5.71% | -0.62% |
| **Solactive Brazil Consumer Index (net)** (Index returns do not reflect deductions for fees, expenses, or taxes) | -8.94% | 0.41% |
| **S&P 500 Index** (Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 18.42% |

[1] *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

**FUND MANAGEMENT**

**Investment Adviser:** Global X Management Company LLC.

**Portfolio Managers:** The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA ("Portfolio Managers"). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since July 7, 2010. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014.

47

48 OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and information about financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 157 of the Prospectus.

49 Global X Brazil Financials ETF Ticker: BRAF Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X Brazil Financials ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Brazil Financials Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.77% Distribution and Service (12b-1) Fees: None Other Expenses: 0.00% Total Annual Fund Operating Expenses: 0.77% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $79 $246 $428 $954 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.31% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities of financials companies that are domiciled in, principally traded in or whose revenues are primarily from Brazil. For purposes of this policy, financials companies include those engaged in banking, lending, insurance, investments and/or financing. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Underlying Index is designed to measure the equity performance of the financials sector of the Brazilian economy, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

50 The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Financials Sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asian Economic Risk: Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the economy of Brazil. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Cash Transaction Risk: Unlike most ETFs, the Fund intends to effect all creations and redemptions principally for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Commodity Exposure Risk: The Fund invests in Brazilian securities, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on the Brazilian economy. Concentration Risk: Because the Fund's investments are concentrated in Brazilian securities and the financials sector, the Fund will be susceptible to loss due to adverse occurrences affecting this country and sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in Brazil and Risks Related to Investing in the Financials Sector.

51 Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Brazil's currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Emerging Market Risk: Brazil is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in Brazil, which could affect the economy or particular business operations of companies economically tied to Brazil. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Latin American Economic Risk: The economy of Brazil is affected by the economies of Latin American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

52 Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Privatization Risk: Brazil has privatized certain entities and industries. Privatized entities may lose money or be re-nationalized. Reliance on Trading Partners Risk: The Fund invests in the Brazilian economy, which is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. Risks Related to Investing in Brazil: Investments in securities of Brazilian companies are subject to regulatory and economic interventions that the Brazilian government has frequently exercised in the past, including the setting of wage and price controls, blocking access to bank accounts, imposing exchange controls and limiting imports. Investments are also subject to certain restrictions on foreign investment as provided by Brazilian law. The Brazilian economy has historically been subject to high rates of inflation and a high level of debt, all of which may stifle economic growth. Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. There is the possibility that such conditions may lead to social unrest and political upheaval in the future, which may have adverse effects on the Fund's investments. Risks Related to Investing in the Financials Sector: Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. Securities Market Risk: Because the securities markets in Brazil are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Brazil are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. U.S. Economic Risk: A decrease in U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or an economic slowdown in the United States may have an adverse impact on Brazil's economy and, as a result, securities to which the Fund has exposure. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for the indicated periods compared with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

**Annual Total Returns (Years Ended December 31,)**


40%
20%
0%
-20%
-40%
4.98%
-20.55%
-21.11%
-8.31%
2011
2012
2013
2014

| | | |
|---|---|---|
| **Best Quarter:** | 03/31/12 | 14.89% |
| **Worst Quarter:** | 09/30/11 | -28.35% |

**Average Annual Total Returns (for the Periods Ended December 31, 2014)**

| | Year Ended December 31, 2014 | Since Inception (07/28/2010) |
|---|---|---|
| **Global X Brazil Financials ETF:** | | |
| ·Return before taxes | -8.31% | -7.86% |
| ·Return after taxes on distributions[1] | -11.09% | -9.08% |
| ·Return after taxes on distributions and sale of Fund Shares[1] | -4.15% | -5.95% |
| **Solactive Brazil Financials Index (net)** (Index returns do not reflect deductions for fees, expenses, or taxes) | -8.13% | -7.37% |
| **S&P 500 Index** (Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 17.53% |

1 *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

**FUND MANAGEMENT**

**Investment Adviser:** Global X Management Company LLC.

**Portfolio Managers:** The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA ("Portfolio Managers"). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since July 28, 2010. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014.

53

54 OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and information about financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 157 of the Prospectus.

55 Global X Brazil Industrials ETF Ticker: [ ] Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X Brazil Industrials ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Brazil Industrials Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.77% Distribution and Service (12b-1) Fees: None Other Expenses:1 0.00% Total Annual Fund Operating Expenses: 0.77% 1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations. Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years $79 $246 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund. PRINCIPAL INVESTMENT STRATEGIES The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund also will invest at least 80% of its total assets in securities of industrials companies that are domiciled in, principally traded in or whose revenues are primarily from Brazil. For purposes of this policy, industrials companies include those engaged in heavy construction, production of construction materials, waste and water management, freight transportation or production and manufacturing of industrial goods, vessels, vehicles, containers, electrical equipment and machinery. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Underlying Index is designed to measure the equity performance of the industrials sector of the Brazilian economy, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

56 The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asian Economic Risk: Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the economy of Brazil. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Cash Transaction Risk: Unlike most ETFs, the Fund intends to effect all creations and redemptions principally for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Commodity Exposure Risk: The Fund invests in Brazilian securities, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on the Brazilian economy. Concentration Risk: Because the Fund's investments are concentrated in Brazilian securities and in the industrial sector, the Fund will be susceptible to losses due to adverse occurrences affecting this country. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in Brazil.

57 Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Brazil's currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Emerging Market Risk: Brazil is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in Brazil, which could affect the economy or particular business operations of companies economically tied to Brazil. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Latin American Economic Risk: The economy of Brazil is affected by the economies of Latin American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

58 Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Privatization Risk: Brazil has privatized certain entities and industries. Privatized entities may lose money or be re-nationalized. Reliance on Trading Partners Risk: The Fund invests in the Brazilian economy, which is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. Risks Related to Investing in Brazil: Investments in securities of Brazilian companies are subject to regulatory and economic interventions that the Brazilian government has frequently exercised in the past, including the setting of wage and price controls, blocking access to bank accounts, imposing exchange controls and limiting imports. Investments are also subject to certain restrictions on foreign investment as provided by Brazilian law. The Brazilian economy has historically been subject to high rates of inflation and a high level of debt, all of which may stifle economic growth. Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. There is the possibility that such conditions may lead to social unrest and political upheaval in the future, which may have adverse effects on the Fund's investments. Risks Related to Investing in the Industrials Sector: Companies in the industrials sector are affected by supply and demand both for their specific product or service. The products of manufacturing companies may face product obsolescence due to rapid technological developments. Government regulation, world events and economic conditions affect the performance of companies in the industrial sector. Companies may also be adversely affected by environmental damage and product liability claims. Securities Market Risk: Because the securities markets in Brazil are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Brazil are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. U.S. Economic Risk: A decrease in U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or an economic slowdown in the United States may have an adverse impact on Brazil's economy and, as a result, securities to which the Fund has exposure. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. FUND MANAGEMENT Investment Adviser: Global X Management Company LLC. Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception.

59 OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and information about financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 157 of the Prospectus.

60 Global X Brazil Materials ETF Ticker: [ ] Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X Brazil Materials ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Brazil Materials Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold Shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.77% Distribution and Service (12b-1) Fees: None Other Expenses:1 0.00% Total Annual Fund Operating Expenses: 0.77% 1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations. Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years $79 $246 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund. PRINCIPAL INVESTMENT STRATEGIES The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund also will invest at least 80% of its total assets in securities of materials companies that are domiciled in, principally traded in or whose revenues are primarily from Brazil. For purposes of this policy, materials companies include those engaged in developing, producing or selling physical substances and raw materials. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Underlying Index is designed to measure the equity performance of the materials sector of the Brazilian economy, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

61 The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asian Economic Risk: Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the economy of Brazil. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Cash Transaction Risk: Unlike most ETFs, the Fund intends to effect all creations and redemptions principally for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Commodity Exposure Risk: The Fund invests in Brazilian securities, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on the Brazilian economy. Concentration Risk: Because the Fund's investments are concentrated in the Brazilian securities and in the materials sector, the Fund will be susceptible to loss due to adverse occurrences affecting this country. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole.

62 Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Brazil's currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Emerging Market Risk: Brazil is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in Brazil, which could affect the economy or particular business operations of companies economically tied to Brazil. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Latin American Economic Risk: The economy of Brazil is affected by the economies of Latin American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

63 Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Privatization Risk: Brazil has privatized certain entities and industries. Privatized entities may lose money or be re-nationalized. Reliance on Trading Partners Risk: The Fund invests in the Brazilian economy, which is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. Risks Related to Investing in Brazil: Investments in securities of Brazilian companies are subject to regulatory and economic interventions that the Brazilian government has frequently exercised in the past, including the setting of wage and price controls, blocking access to bank accounts, imposing exchange controls and limiting imports. Investments are also subject to certain restrictions on foreign investment as provided by Brazilian law. The Brazilian economy has historically been subject to high rates of inflation and a high level of debt, all of which may stifle economic growth. Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. There is the possibility that such conditions may lead to social unrest and political upheaval in the future, which may have adverse effects on the Fund's investments. Risks Related to Investing in the Materials Sector: Companies in the materials sector are affected by commodity price volatility, exchange rates, import controls and worldwide competition. At times, worldwide production of industrial materials has exceeded demand, leading to poor investment returns or outright losses. Issuers in the materials sector are at risk of depletion of resources, technical progress, labor relations, governmental regulations and environmental damage and product liability claims. Securities Market Risk: Because the securities markets in Brazil are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Brazil are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. U.S. Economic Risk: A decrease in U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or an economic slowdown in the United States may have an adverse impact on Brazil's economy and, as a result, securities to which the Fund has exposure. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. FUND MANAGEMENT Investment Adviser: Global X Management Company LLC. Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception.

64 OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and information about financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 157 of the Prospectus.

65 Global X Brazil Mid Cap ETF Ticker: BRAZ Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X Brazil Mid Cap ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Brazil Mid Cap Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.69% Distribution and Service (12b-1) Fees: None Other Expenses: 0.00% Total Annual Fund Operating Expenses: 0.69% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $70 $221 $384 $859 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.72% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities of companies that are domiciled in, principally traded in or whose revenues are primarily from Brazil. For purposes of this policy, the Fund considers mid-market capitalization ("mid-cap") companies to be those companies included in, or similar in size to those included in, the Solactive Brazil Mid Cap Index, as of the latest reconstitution date, at the time of purchase. As of January 1, 2015, the market capitalization of the Solactive Brazil Mid Cap Index was between $1 billion and $13 billion. The Fund’s capitalization range will change over time. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Underlying Index is designed to measure the equity performance of the Brazilian mid-market capitalization companies, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

66 The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was not concentrated in any industry. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asian Economic Risk: Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the economy of Brazil. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Cash Transaction Risk: Unlike most ETFs, the Fund intends to effect all creations and redemptions principally for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Commodity Exposure Risk: The Fund invests in Brazilian securities, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on the Brazilian economy. Concentration Risk: Because the Fund's investments are concentrated in Brazilian securities and in the mid-cap size category, the Fund will be susceptible to losses due to adverse occurrences affecting this country and asset class. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in Brazil.

67 Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Brazil's currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Emerging Market Risk: Brazil is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in Brazil, which could affect the economy or particular business operations of companies economically tied to Brazil. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Latin American Economic Risk: The economy of Brazil is affected by the economies of Latin American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Mid-Capitalization Companies Risk: Mid cap companies may have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller

68 number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Premium/Discount Risk: Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Privatization Risk: Brazil has privatized certain entities and industries. Privatized entities may lose money or be re-nationalized. Reliance on Trading Partners Risk: The Fund invests in the Brazilian economy, which is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. Risks Related to Investing in Brazil: Investments in securities of Brazilian companies are subject to regulatory and economic interventions that the Brazilian government has frequently exercised in the past, including the setting of wage and price controls, blocking access to bank accounts, imposing exchange controls and limiting imports. Investments are also subject to certain restrictions on foreign investment as provided by Brazilian law. The Brazilian economy has historically been subject to high rates of inflation and a high level of debt, all of which may stifle economic growth. Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. There is the possibility that such conditions may lead to social unrest and political upheaval in the future, which may have adverse effects on the Fund's investments. Securities Market Risk: Because the securities markets in Brazil are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Brazil are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. U.S. Economic Risk: A decrease in U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or an economic slowdown in the United States may have an adverse impact on Brazil's economy and, as a result, securities to which the Fund has exposure. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

**Annual Total Returns (Years Ended December 31,)**



40%
20%
0%
-20%
-40%
13.13%
-18.93%
-13.60%
-17.34%
2011
2012
2013
2014

| | | |
|---|---|---|
| **Best Quarter:** | 03/31/12 | 21.22% |
| **Worst Quarter:** | 09/30/11 | -28.04% |

**Average Annual Total Returns (for the Periods Ended December 31, 2014)**

| | Year Ended December 31, 2014 | Since Inception (06/21/2010) |
|---|---|---|
| **Global X Brazil Mid Cap ETF** | | |
| ·Return before taxes | -17.34% | -5.06% |
| ·Return after taxes on distributions[1] | -18.24% | -5.92% |
| ·Return after taxes on distributions and sale of Fund Shares[1] | -9.46% | -3.74% |
| **Solactive Brazil Mid Cap Index (net)** (Index returns do not reflect deductions for fees, expenses, or taxes) | -17.12% | -4.39% |
| **S&P 500 Index** (Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 16.99% |

1 *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

**FUND MANAGEMENT**

**Investment Adviser:** Global X Management Company LLC.

**Portfolio Managers:** The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA ("Portfolio Managers"). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since June 21, 2010. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014.

69

70 OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and information about financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 157 of the Prospectus.

71 Global X Brazil Utilities ETF Ticker: BRAU Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X Brazil Utilities ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Brazil Utilities Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold Shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.77% Distribution and Service (12b-1) Fees: None Other Expenses:1 0.00% Total Annual Fund Operating Expenses: 0.77% 1 "Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations. Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years $79 $246 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund. PRINCIPAL INVESTMENT STRATEGIES The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund also will invest at least 80% of its total assets in securities of utilities companies that are domiciled in, principally traded in or whose revenues are primarily from Brazil. For purposes of this policy, utilities companies include those engaged in the operation of facilities that distribute utilities such as electricity, natural gas, telecommunications, water, sewage and engage in related services. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Underlying Index is designed to measure the equity performance of the utilities sector of the Brazilian, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

72 The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asian Economic Risk: Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the economy of Brazil. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Cash Transaction Risk: Unlike most ETFs, the Fund intends to effect all creations and redemptions principally for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Commodity Exposure Risk: The Fund invests in Brazilian securities, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on the Brazilian economy. Concentration Risk: Because the Fund's investments are concentrated in the Brazilian securities and in the utilities sector, the Fund will be susceptible to loss due to adverse occurrences affecting this country. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole.

73 Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Brazil's currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Emerging Market Risk: Brazil is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in Brazil, which could affect the economy or particular business operations of companies economically tied to Brazil. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Latin American Economic Risk: The economy of Brazil is affected by the economies of Latin American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

74 Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Privatization Risk: Brazil has privatized certain entities and industries. Privatized entities may lose money or be re-nationalized. Reliance on Trading Partners Risk: The Fund invests in the Brazilian economy, which is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. Risks Related to Investing in Brazil: Investments in securities of Brazilian companies are subject to regulatory and economic interventions that the Brazilian government has frequently exercised in the past, including the setting of wage and price controls, blocking access to bank accounts, imposing exchange controls and limiting imports. Investments are also subject to certain restrictions on foreign investment as provided by Brazilian law. The Brazilian economy has historically been subject to high rates of inflation and a high level of debt, all of which may stifle economic growth. Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. There is the possibility that such conditions may lead to social unrest and political upheaval in the future, which may have adverse effects on the Fund's investments. Risks Related to Investing in the Utilities Sector: Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition and governmental regulations on rates charged to customers. Privatization in the utilities sector may subject companies to greater competition and losses in profitability. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction programs during periods of inflation or unsettled capital markets. Securities Market Risk: Because the securities markets in Brazil are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Brazil are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. U.S. Economic Risk: A decrease in U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or an economic slowdown in the United States may have an adverse impact on Brazil's economy and, as a result, securities to which the Fund has exposure. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. FUND MANAGEMENT Investment Adviser: Global X Management Company LLC. Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception.

75 OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 157 of the Prospectus.

76 Global X FTSE Andean 40 ETF Ticker: AND Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X FTSE Andean 40 ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Andean 40 Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.72% Distribution and Service (12b-1) Fees: None Other Expenses: 0.00% Total Annual Fund Operating Expenses: 0.72% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $74 $230 $401 $894 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19.94% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities of companies that are domiciled in, principally traded in or whose revenues are primarily from Chile, Colombia and Peru. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Underlying Index is a free-float adjusted, modified capitalization-weighted index designed to measure performance of the 40 largest and most liquid companies in the Chile, Colombia, and Peru markets as defined by FTSE International Limited ("FTSE"), the provider of the Underlying Index ("Index Provider"). The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

77 The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Financials Sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asian Economic Risk: Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the economies of Chile, Colombia and Peru. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Cash Transaction Risk: Unlike most ETFs, the Fund intends to effect all creations and redemptions principally for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Commodity Exposure Risk: The Fund invests in the Chile, Colombia and Peru markets, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on these economies. Concentration Risk: Because the Fund's investments are concentrated in Chilean, Colombian and Peruvian securities and the financials sector, the Fund will be susceptible to losses due to adverse occurrences affecting these countries and sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Andean Region and Risks Related to Investing in the Financials Sector.

78 Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the Andean currencies depreciate against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Emerging Market Risk: The Fund is expected to invest in securities in the following emerging market countries: Chile, Colombia and Peru. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. European Economic Risk: Several countries in Europe are major trade and investment partners of Chile, Colombia and Peru. Decreasing imports or exports, changes in governmental or Economic and Monetary Union of the European Union (the “EMU”) regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EMU member country or its sovereign debt, and recessions in an EMU member country may have a significant adverse effect on the economies of EMU member countries and their trading partners. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in South America, which could affect the economy or particular business operations of companies economically tied to South America. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Latin American Economic Risk: High interest rates, economic volatility, inflation, currency devaluations, fluctuations in commodity prices, government defaults and high unemployment rates in Central or South America may have an adverse impact on the economies of Chile, Colombia and Peru. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Mid-Capitlization Companies Risk: Mid cap companies may have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

79 Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Premium/Discount Risk: Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Reliance on Trading Partners Risk: Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, may be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates. Risks Related to Investing in the Andean Region: The Fund currently invests in the Andean countries of Chile, Colombia and Peru. The economies of these countries have experienced periods of high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the regions' exports, and many economies in this region are particularly sensitive to fluctuations in commodity prices. Risks Related to Investing in the Financials Sector: Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters. Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Security Risk: Countries in which the Fund invests have experienced security concerns. Incidents involving a country's or region's security may cause uncertainty in the country's markets and may adversely affect its economies and the Fund's investments. Structural Risk: The countries in which the Fund invests may be subject to considerable degrees of economic, political and social instability. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

80 Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. U.S. Economic Risk: Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosures rates may have an adverse impact on the economies of Chile, Colombia and Peru. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com. Annual Total Returns (Years Ended December 31,) Best Quarter: 03/31/12 18.93% Worst Quarter: 06/30/13 -16.97%

**Average Annual Total Returns (for the Periods Ended December 31, 2014)**

| | Year Ended December 31, 2014 | Since Inception (02/02/2011) |
|---|---|---|
| **Global X FTSE Andean 40 ETF:** | | |
| ·Return before taxes | -14.74% | -9.92% |
| ·Return after taxes on distributions[1] | -14.85% | -9.98% |
| ·Return after taxes on distributions and sale of Fund Shares[1] | -7.67% | -6.88% |
| **FTSE Andean 40 Index (net)** (Index returns do not reflect deductions for fees, expenses, or taxes) | -13.72% | -9.37% |
| **S&P 500 Index** (Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 14.82% |

[1] *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After- tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

## FUND MANAGEMENT

**Investment Adviser:** Global X Management Company LLC.

**Portfolio Managers:** The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA ("Portfolio Managers"). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since February 2, 2011. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014.

## OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled "Purchase and Sale of Fund Shares," "Tax Information," and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 157 of the Prospectus.

81

82 Global X MSCI Argentina ETF Ticker: ARGT Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X MSCI Argentina ETF (formerly, Global X FTSE Argentina 20 ETF) (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Argentina 25/50 Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.74% Distribution and Service (12b-1) Fees: None Other Expenses (Custody Fees): 0.01% Total Annual Fund Operating Expenses: 0.75% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $77 $240 $417 $930 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95.29% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. Moreover, the Fund invests at least 80% of its total assets in securities that are economically tied to Argentina. The Fund’s 80% investment policies are non- fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Underlying Index is designed to represent the performance of the broad Argentina equity universe, while including a minimum number of constituents, as defined by MSCI, Inc. ("MSCI"), the provider of the Underlying Index ("Index Provider"). The broad Argentina equity universe includes securities that are classified in Argentina according to the MSCI Global Investable Market Index Methodology, together with companies that are headquartered or listed in Argentina and carry out the majority of their operations in Argentina. The Underlying Index targets a minimum of 25 securities and 20 issuers at construction. The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

83 The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Energy Sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asian Economic Risk: Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the economy of Argentina. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Concentration Risk: Because the Fund's investments are concentrated in Argentinian securities and in the energy sector, the Fund will be susceptible to loss due to adverse occurrences affecting this country or market. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in Argentina and Risks Related to Investing in the Energy Sector. Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Argentina's currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

84 Emerging Market Risk: Argentina is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Frontier Market Risks: Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s Shares to decline. Geographic Risk: A natural disaster could occur in Argentina, which could affect the economy or particular business operations of companies economically tied to Argentina. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Latin American Economic Risk: The economy of Argentina is affected by the economies of Latin American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

85 Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Privatization Risk: Argentina has privatized certain entities and industries. Privatized entities may lose money or be re- nationalized. Reliance on Trading Partners Risk: The Fund invests in the Argentinean economy, which is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economies in which the Fund invests. Risks Related to Investing in Argentina: Argentina has experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. The economy is heavily dependent on exports and commodities. Argentina’s default on its debt in 2001, and its recent nationalization of private pensions, continues to impact the confidence of investors in Argentina, which might adversely impact returns in the Fund. In 2014, minority bondholders of Argentina’s previously defaulted debt sought, and won, an injunction that prohibited Argentina from repaying bonds that had been renegotiated, unless they simultaneously paid the holdout minority bondholders their full amount due as well. Argentina’s willingness and ability to repay its sovereign debt is currently in question, and the possibility of default is not unlikely, which could limit its ability to borrow in the future. Risks Related to Investing in the Energy Sector: The value of securities issued by companies in the energy sector may decline for many reasons, including, without limitation, changes in energy prices; international politics; energy conservation; the success of exploration projects; natural disasters or other catastrophes; changes in exchange rates, interest rates, or economic conditions; changes in demand for energy products and services; and tax and other government regulatory policies. Securities Market Risk: Because the securities markets in Argentina are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Argentina are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. U.S. Economic Risk: Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosures rates may have an adverse impact on the economy of Argentina. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. On August 15, 2014, the name of the Fund changed from the Global X FTSE Argentina 20 ETF to the Global X MSCI Argentina ETF to reflect a change to the Fund's Index Provider from FTSE International Limited to MSCI, Inc. and a change in the Fund's Underlying Index from FTSE Argentina 20 Index to MSCI All Argentina 25/50 Index. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

**Annual Total Returns (Years Ended December 31,)**


30%
20%
10%
0%
-10%
-20%
-30%
13.68%
-2.89%
-17.74%
2012
2013
2014

| | | |
|---|---|---|
| **Best Quarter:** | 09/30/13 | 23.14% |
| **Worst Quarter:** | 06/30/12 | -24.37% |

**Average Annual Total Returns (for the Periods Ended December 31, 2014)**

| | Year Ended December 31, 2014 | Since Inception (03/02/2011) |
|---|---|---|
| **Global X MSCI Argentina ETF:** | | |
| ·Return before taxes | -2.89% | -10.18% |
| ·Return after taxes on distributions[1] | -2.86% | -10.33% |
| ·Return after taxes on distributions and sale of Fund Shares[1] | -1.41% | -7.34% |
| **Hybrid MSCI All Argentina 25/50 Index/FTSE Argentina 20 Index (net)[2]** (Index returns do not reflect deductions for fees, expenses, or taxes) | -1.76% | -9.30% |
| **FTSE Argentina 20 Index (net)** (Index returns do not reflect deductions for fees, expenses, or taxes) | -4.05% | -9.86% |
| **S&P 500 Index** (Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 14.97% |

1 *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

2 *Index performance reflects the performance of the FTSE Argentina 20 Index through August 14, 2014 and the MSCI All Argentina 25/50 Index thereafter. Effective August 15, 2014, the Fund changed its index from the FTSE Argentina 20 Index to the MSCI All Argentina 25/50 Index ("New Index"). This change was effected due to the planned migration to the New Index, potentially allowing for broader access to the local market.*

86

87 FUND MANAGEMENT Investment Adviser: Global X Management Company LLC. Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since March 2, 2011. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and information about financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 157 of the Prospectus.

88 Global X Southeast Asia ETF Ticker: ASEA Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X Southeast Asia ETF (formerly, Global X FTSE ASEAN 40 ETF) (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE/ASEAN 40 Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.65% Distribution and Service (12b-1) Fees: None Other Expenses: 0.00% Total Annual Fund Operating Expenses: 0.65% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $66 $208 $362 $810 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8.36% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities of companies that are domiciled in, principally traded in or whose revenues are primarily from Singapore, Malaysia, Indonesia, Thailand and the Philippines. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received). The Underlying Index tracks the equity performance of the 40 largest and most liquid companies in the five Association of Southeast Asian Nations ("ASEAN") regions: Singapore, Malaysia, Indonesia, Thailand and the Philippines, as defined by FTSE International Limited ("FTSE"), the provider of the Underlying Index ("Index Provider"). The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

89 The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Financials Sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asian Economic Risk: Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the economy of Singapore, Malaysia, Indonesia, Thailand and the Philippines. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Cash Transaction Risk: Unlike most ETFs, the Fund intends to effect all creations and redemptions partially for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Commodity Exposure Risk: The Fund invests in securities and markets that are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on these economies. Concentration Risk: Because the Fund's investments are concentrated in ASEAN related securities and in the financials sector, the Fund will be susceptible to losses due to adverse occurrences affecting these countries or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the ASEAN Region and Risks Related to Investing in the Financials Sector.

90 Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the ASEAN currencies depreciate against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Emerging Market Risk: The Fund is expected to invest in securities in the following emerging market countries: Malaysia, Indonesia, Thailand and the Philippines. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in Southeast Asia, which could affect the economy or particular business operations of companies economically tied to Southeast Asia. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess

91 of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Premium/Discount Risk: Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Reliance on Trading Partners Risk: Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, may be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates. Risks Related to Investing in the ASEAN Region: Investments in the ASEAN region involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Singapore, Malaysia, Thailand, Indonesia and the Philippines present different economic and political conditions from those in Western markets, and less social, political and economic stability. In the past, some of these economies have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest. Risks Related to Investing in the Financials Sector: Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters. Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. U.S. Economic Risk: Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosures rates may have an adverse impact on the economies of Singapore, Malaysia, Indonesia, Thailand and the Philippines. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

92 PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com. Annual Total Returns (Years Ended December 31,) Best Quarter: 03/31/12 11.77% Worst Quarter: 06/30/12 -4.34% Average Annual Total Returns (for the Periods Ended December 31, 2014) Year Ended December 31, 2014 Since Inception (02/16/2011) Global X Southeast Asia ETF: ·Return before taxes ·Return after taxes on distributions1 ·Return after taxes on distributions and sale of Fund Shares1 5.34% 4.57% 3.43% 4.34% 3.59% 3.28% FTSE/ASEAN 40 Index (net) (Index returns do not reflect deductions for fees, expenses, or taxes) 6.37% 4.97% S&P 500 Index (Index returns do not reflect deductions for fees, expenses, or taxes) 13.69% 14.22% 1 After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

93 FUND MANAGEMENT Investment Adviser: Global X Management Company LLC. Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since February 16, 2011. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 157 of the Prospectus.

94 Global X FTSE Bangladesh Index ETF Ticker: [ ] Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X FTSE Bangladesh Index ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Bangladesh Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.68% Distribution and Service (12b-1) Fees: None Other Expenses (Custody Fees):1 0.40% Total Annual Fund Operating Expenses: 1.08% 1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations. Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years $110 $343 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund. PRINCIPAL INVESTMENT STRATEGIES The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. The Underlying Index is designed to reflect broad-based equity market performance in Bangladesh, as defined by FTSE International Limited ("FTSE"), the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 20 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

95 The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asian Economic Risk: Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the economy of Bangladesh. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Cash Transactions Risk: Unlike most ETFs, the Fund intends to effect all creations and redemptions principally for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Concentration Risk: Because the Fund's investments are concentrated in Bangladeshi securities, the Fund will be susceptible to losses due to adverse occurrences affecting that country. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in Bangladesh. Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the Bangladesh's currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

96 Emerging Market Risk: Bangladesh is an emerging market country which, may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Frontier Market Risks: Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s Shares to decline. Geographic Risk: A natural disaster could occur in Bangladesh, which could affect the economy or particular business operations of companies economically tied to Bangladesh. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess

97 of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Privatization Risk: Bangladesh has privatized certain entities and industries. Privatized entities may lose money or be renationalized. Risks Related to Investing in Bangladesh: Investments are concentrated in companies in Bangladesh. Bangladesh faces many economic hurdles including weak political institutions, government mismanagement of resources, poor infrastructure, lack of privatization of industry and a labor force that has outpaced job growth in the country. The privatization of industries in Bangladesh has been slow, largely due to worker unrest at state-owned enterprises. Opposition from government bureaucracy and public sector unions has prevented much of the economic liberalization, and capital markets in Bangladesh are still in need of reform with regard to the treatment of foreign investors and foreign capital. Securities Market Risk: Because securities markets in Bangladesh are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Bangladesh are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Security Risk: The country in which the Fund invests has experienced security concerns. Incidents involving a country's or region's security may cause uncertainty in Colombian markets and may adversely affect their economies and the Fund's investments. Structural Risk: Colombia may be subject to considerable degrees of economic, political and social instability. Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. FUND MANAGEMENT Investment Adviser: Global X Management Company LLC. Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 157 of the Prospectus.

98 Global X MSCI Colombia ETF Ticker: GXG Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X MSCI Colombia ETF (formerly, Global X FTSE Colombia 20 ETF) (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Colombia Capped Index (the “Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.68% Distribution and Service (12b-1) Fees: None Other Expenses (Custody Fees):1 0.11% Total Annual Fund Operating Expenses: 0.79% Expense Reimbursement and/or Fee Waiver:2 (0.18)% Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement: 0.61% 1 Custody Fees have been restated to reflect current fees and expenses. 2 Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed to waive or reimburse fees and/or limit Fund expenses to the extent necessary to assure that the operating expenses of the Fund (exclusive of taxes, brokerage fees, commissions, and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses)) will not exceed 0.61% of the Fund’s average daily net assets per year until at least March 1, 2016. Pursuant to the Expense Limitation Agreement, the Fund (at a later date) may reimburse the Adviser for the fees and expenses it waived or reimbursed and/or limited pursuant to the Expense Limitation Agreement during any of the prior three fiscal years, provided that, among other things, any reimbursement made to the Adviser does not cause Total Annual Fund Operating Expenses of the Fund to exceed 0.61% during the period in which it is paid and the Board of Trustees has approved in advance such reimbursement to the Adviser. Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $62 $234 $421 $961 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47.57% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests its total assets in securities of companies that are listed on the Colombian Stock Exchange as well as cash and cash equivalents. The Fund also invests at least 80% of its total assets in the securities of the Underlying Index and in American

99 Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The investment policies described above are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received). The Underlying Index is designed to measure broad-based equity market performance in Colombia, as defined by MSCI, Inc. ("MSCI"), the provider of the Underlying Index ("Index Provider"). The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Financials Sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Cash Transaction Risk: Unlike most ETFs, the Fund intends to effect all creations and redemptions principally for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Commodity Exposure Risk: The Fund invests in Colombian securities, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on the Colombian economy. Concentration Risk: Because the Fund's investments are concentrated in Colombian securities and in the financials sector, the Fund will be susceptible to loss due to adverse occurrences affecting this country and sector. To the extent that the Underlying

100 Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in Colombia and Risks Related to Investing in the Financials Sector. Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Colombia's currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Emerging Market Risk: Colombia is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in Colombia, which could affect the economy or particular business operations of companies economically tied to Colombia. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Latin American Economic Risk: The economy of Colombia is affected by the economies of Latin American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

101 Mid-Capitalization Companies Risk: Mid-market capitalization companies may have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Premium/Discount Risk: Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Reliance on Trading Partners Risk: The Fund invests in the Colombian economy, which is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. Risks Related to Investing in Colombia: Investment in Colombian issuers and companies that have significant operations in Colombia involves risks that are specific to Colombia, including legal, regulatory, political and economic risks. The Colombian economy has grown steadily during the past several years, but there can be no assurance that economic growth will continue. The Colombian economy depends heavily on oil, coal and other commodity exports, making it vulnerable to commodity prices. Risks Related to Investing in the Financials Sector: Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters. Securities Market Risk: Because the securities markets in Colombia are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Colombia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Security Risk: The country in which the Fund invests has experienced security concerns. Incidents involving a country's or region's security may cause uncertainty in Colombian markets and may adversely affect their economies and the Fund's investments. Structural Risk: Colombia may be subject to considerable degrees of economic, political and social instability. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

102 Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. U.S. Economic Risk: Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosures rates may have an adverse impact on the economy of Colombia. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. On July 15, 2014, the name of the Fund changed from the Global X FTSE Colombia 20 ETF to the Global X MSCI Colombia ETF to reflect a change to the Fund's Index Provider from FTSE International Limited to MSCI, Inc. and a change in the Fund's Underlying Index from FTSE Colombia 20 Index to MSCI All Colombia Capped Index. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com. Annual Total Returns (Years Ended December 31,) Best Quarter: 09/30/10 30.53% Worst Quarter: 12/31/14 -26.98%

**Average Annual Total Returns (for the Periods Ended December 31, 2014)**

| | One Year Ended December 31, 2014 | Five Years Ended December 31, 2014 | Since Inception (02/05/2009) |
|---|---|---|---|
| **Global X MSCI Colombia ETF:** | | | |
| ·Return before taxes | -26.46% | 0.18% | 12.48% |
| ·Return after taxes on distributions[1] | -26.96% | -0.39% | 11.75% |
| ·Return after taxes on distributions and sale of Fund Shares[1] | -14.49% | 0.16% | 10.08% |
| **Hybrid MSCI All Colombia Capped Index/FTSE Colombia 20 Index (net)**[2] (Index returns do not reflect deductions for fees, expenses, or taxes) | -24.28% | 1.55% | 13.87% |
| **FTSE Colombia 20 Index (net)** (Index returns do not reflect deductions for fees, expenses, or taxes) | -21.15% | 2.38% | 14.66% |
| **S&P 500 Index** (Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 15.45% | 18.79% |

1 *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

2 *Index performance reflects the performance of the FTSE Colombia 20 Index through July 14, 2014 and the MSCI All Colombia Capped Index thereafter. Effective July 15, 2014, the Fund changed its index from FTSE Colombia 20 Index to the MSCI All Colombia Capped Index ("New Index"). This change was effected due to the planned migration to the New Index, potentially allowing for broader access to the local market.*

## FUND MANAGEMENT

**Investment Adviser:** Global X Management Company LLC.

**Portfolio Managers:** The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA ("Portfolio Managers"). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since February 5, 2009. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014.

## OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and information about financial intermediary compensation, please turn to the sections of this Prospectus entitled "Purchase and Sale of Fund Shares," "Tax Information," and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 157 of the Prospectus.

103

104 Global X Next Emerging & Frontier ETF Ticker: EMFM Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X Next Emerging & Frontier ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Next Emerging & Frontier Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.49% Distribution and Service (12b-1) Fees: None Other Expenses (Custody and Income Tax): 0.09% Total Annual Fund Operating Expenses: 0.58% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $59 $186 $324 $726 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24.14% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities of companies that are domiciled in, principally traded in or whose revenues are primarily from "Next Emerging and Frontier" markets, which are defined generally as investable markets that have lower market capitalization and less liquidity than more developed markets. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Underlying Index is designed to reflect equity performance of Next Emerging markets and Frontier markets companies, as defined by the Solactive AG, the provider of the Underlying Index ("Index Provider"). Next Emerging markets are defined as emerging market countries beyond the BRICs (Brazil, Russia, India and China are excluded) and beyond the most developed tier of emerging markets (currently South Korea and Taiwan are also excluded). Frontier markets are those emerging market countries that generally have smaller economies or less developed capital markets. The Underlying Index is comprised of common stocks, ADRs and GDRs of selected companies globally that are domiciled, principally traded in or have their main business operations in these markets or that generate at least 50% of their revenues from these markets. The Underlying Index screens the largest stocks according to free-float market capitalization, which may include small- or mid-cap companies, and weights them by modified liquidity.

105 As of January 1, 2015, the Underlying Index had 201 constituents from the following countries: Argentina, Bangladesh, Chile, Colombia, Czech Republic, Egypt, Gabon, Georgia, Hungary, Indonesia, Kazakhstan, Kenya, Kuwait, Laos, Malaysia, Mauritius, Mexico, Mongolia, Namibia, Nigeria, Oman, Pakistan, Panama, Papua New Guinea, Peru, Philippines, Poland, Qatar, Slovakia, South Africa, Tanzania, Thailand, Turkey, United Arab Emirates and Vietnam. The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund uses a representative sampling strategy with respect to the Underlying Index. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. The Fund may or may not hold all of the securities in the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was not concentrated in a sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. African Economic Risk: Investment in African securities involves heightened risks including, among others, expropriation and/ or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest and, in certain countries, genocidal warfare. Certain countries in Africa generally have less developed capital markets than traditional emerging market countries, and, consequently, the risks of investing in foreign securities are magnified in such countries. Asian Economic Risk: Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

106 Cash Transaction Risk: Unlike most ETFs, the Fund intends to effect all creations and redemptions partially for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Commodity Exposure Risk: The Fund invests in securities and markets that are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on these economies. Concentration Risk: To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if relevant foreign currencies depreciates. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Emerging Market Risk: The Fund’s investments in emerging market countries may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal. Investments in Eastern European markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. An investment in Eastern European issuers may subject the Fund to legal, regulatory, political, currency, security and economic risks specific to Eastern Europe. The securities markets in Eastern European countries are substantially smaller and inexperienced, with less government supervision and regulation of stock exchanges and less liquid and more volatile than securities markets in the United States or Western European countries. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Frontier Market Risks: Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s Shares to decline. Geographic Risk: A natural disaster could occur in a country in which the Fund invests.

107 Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Latin American Economic Risk: Many economies in Latin America have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region's exports and many economies in this region, are particularly sensitive to fluctuations in commodity prices. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Middle East Economic Risk: Certain economies in the Middle East depend to a significant degree upon exports of primary commodities such as oil. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in the region. Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. Countries in the Middle East may be affected by political instability, war or the threat of war, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. Recent unrest and instability in the larger Middle East region has adversely impacted many economies in the region. Recent political instability and protests in the Middle East and North Africa (which has ethnic, religious and economic ties to the Middle East) have caused significant disruptions to many industries. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Premium/Discount Risk: Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Privatization Risk: The countries in which the Funds invest have privatized certain entities and industries. Privatized entities may lose money or be re-nationalized. Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market

108 capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed for the most recent calendar year and provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

**Annual Total Returns (Years Ended December 31,)**



60%
40%
20%
0%
-20%
-40%
-60%
-2.65%
2014

| | | |
|---|---|---|
| **Best Quarter:** | 03/31/14 | 4.52% |
| **Worst Quarter:** | 12/31/14 | -7.91% |

**Average Annual Total Returns (for the Periods Ended December 31, 2014)**

| | Year Ended December 31, 2014 | Since Inception (11/06/2013) |
|---|---|---|
| **Global X Next Emerging & Frontier ETF:** | | |
| ·Return before taxes | -2.65% | -4.76% |
| ·Return after taxes on distributions[1] | -2.83% | -4.95% |
| ·Return after taxes on distributions and sale of Fund Shares[1] | -0.98% | -3.45% |
| **Solactive Next Emerging & Frontier Index (net)** (Index returns do not reflect deductions for fees, expenses, or taxes) | -1.90% | -3.94% |
| **S&P 500 Index** (Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 16.40% |

1 *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

**FUND MANAGEMENT**

**Investment Adviser:** Global X Management Company LLC.

**Portfolio Managers:** The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA ("Portfolio Managers"). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since November 6, 2013. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014.

109

110 OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and information about financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 157 of the Prospectus.

111 Global X FTSE Greece 20 ETF Ticker: GREK Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X FTSE Greece 20 ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE/ATHEX Custom Capped Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.55% Distribution and Service (12b-1) Fees: None Other Expenses (Custody Fees): 1 0.06% Total Annual Fund Operating Expenses: 0.61% 1 Custody fees have been restated to reflect current fees and expenses. Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $62 $195 $340 $762 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64.19% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Greece. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received). The Underlying Index is designed to reflect broad-based equity market performance in Greece, as defined by FTSE International Limited ("FTSE"), the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 20 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

112 The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Financials Sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Concentration Risk: Because the Fund's investments are concentrated in Greek securities and in the financials sector, the Fund will be susceptible to losses due to adverse occurrences affecting that country or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in Greece and Risks Related to Investing in the Financials Sector. Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the euro depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Emerging Market Risk: Greece is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have

113 smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal. Investments in Eastern European markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. An investment in Eastern European issuers may subject the Fund to legal, regulatory, political, currency, security and economic risks specific to Eastern Europe. The securities markets in Eastern European countries are substantially smaller and inexperienced, with less government supervision and regulation of stock exchanges and less liquid and more volatile than securities markets in the United States or Western European countries. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in Greece, which could affect the economy or particular business operations of companies economically tied to Greece. Government Debt Risk: Greece currently has high levels of debt and public spending, which may stifle economic growth, contribute to prolonged periods of recession or lower Greece’s sovereign debt rating and adversely impact investments in the Fund. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

114 Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Risks Related to Investing in the Financials Sector: Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. Risks Related to Investing in Greece: Investments are concentrated in companies in Greece. Greece’s economy is heavily dependent on the services sector and has a large public sector. Key trading partners are member states of the European Union ("EU"), most notably Germany, Spain, Italy and the United Kingdom. Decreasing demand for Greek products and services or changes in governmental regulations on trade may have a significantly adverse effect on Greece’s economy. Greece’s ability to repay its sovereign debt is in question, and the possibility of default is not unlikely, which could limit its ability to borrow in the future. Greece has been required to impose harsh austerity measures on its population in order to receive financial aid from the IMF and EU member countries. The success of political parties in Greece opposed to austerity measures may increase the possibility that Greece would rescind these austerity measures and consequently fail to receive further financial aid from these institutions. The persistence of these factors may seriously reduce the economic performance of Greece and pose serious risks for the country’s economy in the future. There is the possibility that Greece may exit the European Monetary Union, which would result in immediate devaluation of the Greek currency and potential for default. If this were to occur, Greece would face significant risks related to the process of full currency redenomination as well as the resulting instability of the Euro zone in general, which would have a severe adverse effect on the value of the securities held by the Fund. Increased volatility in the Greek market may result in the increased use of fair value pricing. Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters. Securities Market Risk: Because securities markets in Greece are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Greece are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or

115 that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com. Annual Total Returns (Years Ended December 31,) Best Quarter: 09/30/13 27.03% Worst Quarter: 12/31/14 -26.19%

**Average Annual Total Returns (for the Periods Ended December 31, 2014)**

| | Year Ended December 31, 2014 | Since Inception (12/07/2011) |
|---|---|---|
| **Global X FTSE Greece 20 ETF:** | | |
| ·Return before taxes | -38.18% | -3.12% |
| ·Return after taxes on distributions[1] | -38.24% | -3.12% |
| ·Return after taxes on distributions and sale of Fund Shares[1] | -21.41% | -2.23% |
| **FTSE/Athex Custom Capped Index (net)**[2] (Index returns do not reflect deductions for fees, expenses, or taxes) | -37.35% | -1.88% |
| **S&P 500 Index** (Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 19.86% |

1 *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

2 *Effective March 1, 2013, the name of the Underlying Index changed from the FTSE/Athex 20 Capped Index to the FTSE/ATHEX Custom Capped Index.*

## FUND MANAGEMENT

**Investment Adviser:** Global X Management Company LLC.

**Portfolio Managers:** The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA ("Portfolio Managers"). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since December 7, 2011. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014.

## OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled "Purchase and Sale of Fund Shares," "Tax Information," and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 157 of the Prospectus.

116

117 Global X FTSE Nordic Region ETF Ticker: GXF Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X FTSE Nordic Region ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Nordic 30 Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.50% Distribution and Service (12b-1) Fees: None Other Expenses: 0.00% Total Annual Fund Operating Expenses: 0.50% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $51 $160 $280 $628 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6.05% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities of companies that are domiciled in, principally traded in or whose revenues are primarily from Sweden, Denmark, Norway and Finland. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received). The Underlying Index is designed to reflect broad-based equity market performance in Sweden, Denmark, Norway and Finland, as defined by FTSE International Limited ("FTSE"), the provider of the Underlying Index ("Index Provider"). The Index tracks the equity performance of the 30 largest and most liquid companies in Sweden, Denmark, Norway and Finland. The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

118 The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Financials Sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Commodity Exposure Risk: The Fund invests in Sweden, Norway, Finland and Denmark, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have an adverse impact on the economies of Sweden, Norway, Finland and Denmark. Concentration Risk: To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Nordic Region and Risks Related to Investing in the Financials Sector. Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Nordic currencies depreciate against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

119 Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal. Investments in Eastern European markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. An investment in Eastern European issuers may subject the Fund to legal, regulatory, political, currency, security and economic risks specific to Eastern Europe. The securities markets in Eastern European countries are substantially smaller and inexperienced, with less government supervision and regulation of stock exchanges and less liquid and more volatile than securities markets in the United States or Western European countries. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in Sweden, Denmark, Norway and Finland, which could affect the economies or particular business operations of companies economically tied to Sweden, Denmark, Norway and Finland. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

120 Risks Related to Investing in the Financials Sector: Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. Risks Related to Investing in the Nordic Region: Investments are concentrated in companies in Sweden, Denmark, Norway and Finland. The Nordic economies are heavily dependent on natural resources, trade amongst one another and with the members of the European Union, and have historically generous welfare programs. Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters. Securities Market Risk: Because the securities markets in certain countries in which the Fund may invest are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in these countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

**Annual Total Returns (Years Ended December 31,)**


50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
23.88%
-18.24%
25.99%
28.18%
-4.64%
2010
2011
2012
2013
2014

| | | |
|---|---|---|
| **Best Quarter:** | 09/30/10 | 23.67% |
| **Worst Quarter:** | 09/30/11 | -25.12% |

**Average Annual Total Returns (for the Period Ended December 31, 2014)**

| | One Year Ended December 31, 2014 | Five Year Ended December 31, 2014 | Since Inception (8/17/2009) |
|---|---|---|---|
| **Global X FTSE Nordic Region ETF:** | | | |
| ·Return before taxes | -4.64% | 9.30% | 11.01% |
| ·Return after taxes on distributions[1] | -5.19% | 9.09% | 10.80% |
| ·Return after taxes on distributions and sale of Fund Shares[1] | -1.66% | 7.76% | 9.18% |
| **FTSE Nordic 30 Index (net)** (Index returns do not reflect deductions for fees, expenses, or taxes) | -3.87% | 9.24% | 11.14% |
| **S&P 500® Index** (Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 15.45% | 17.25% |

[1] *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

**FUND MANAGEMENT**

**Investment Adviser:** Global X Management Company LLC.

**Portfolio Managers:** The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA ("Portfolio Managers"). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since August 17, 2009. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014.

121

122 OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 157 of the Prospectus.

123 Global X MSCI Norway ETF Ticker: NORW Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X MSCI Norway ETF (formerly, Global X FTSE Norway 30 ETF) (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Norway IMI 25/50 Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.50% Distribution and Service (12b-1) Fees: None Other Expenses: 0.00% Total Annual Fund Operating Expenses: 0.50% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $51 $160 $280 $628 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26.50% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities of companies that are domiciled in, principally traded in or whose revenues are primarily from Norway. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received). The Underlying Index is designed to measure broad-based equity market performance in Norway, as defined by MSCI, Inc. ("MSCI"), the provider of the Underlying Index ("Index Provider"). The Underlying Index consists of stocks traded primarily on the Norwegian stock exchange. The Underlying Index may include large-, mid- or small-capitalization companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

124 The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Energy Sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Commodity Exposure Risk: The Fund invests in Norway, which is susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have an adverse impact on the economy of Norway. Concentration Risk: To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in Norway and Risks Related to Investing in the Energy Sector. Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Norway's currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

125 Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal. Investments in Eastern European markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. An investment in Eastern European issuers may subject the Fund to legal, regulatory, political, currency, security and economic risks specific to Eastern Europe. The securities markets in Eastern European countries are substantially smaller and inexperienced, with less government supervision and regulation of stock exchanges and less liquid and more volatile than securities markets in the United States or Western European countries. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in Norway, which could affect the economy or particular business operations of companies economically tied to Norway. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

126 Risks Related to Investing in Norway: Investments in Norwegian issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to Norway. Norway is a major producer of oil and gas, and Norway's economy is subject to the risk of fluctuations on oil and gas prices. The high value of the Norwegian krone as compared to other currencies could have a damaging effect on Norwegian exports and investments. In recent years, labor costs in Norway have increased faster than those of its major trading partners, eroding industrial competitiveness. Risks Related to Investing in the Energy Sector: The value of securities issued by companies in the energy sector may decline for many reasons, including, without limitation, changes in energy prices; international politics; energy conservation; the success of exploration projects; natural disasters or other catastrophes; changes in exchange rates, interest rates, or economic conditions; changes in demand for energy products and services; and tax and other government regulatory policies. Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters. Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Securities Market Risk: Because the securities markets in Norway are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Norway are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. On July 15, 2014, the name of the Fund changed from the Global X FTSE Norway 30 ETF to the Global X MSCI Norway ETF to reflect a change to the Fund's Index Provider from FTSE International Limited to MSCI, Inc. and a change in the Fund's Underlying Index from FTSE Norway 30 Index to MSCI Norway IMI 25/50 Index. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

**Annual Total Returns (Years Ended December 31,)**



30%
20%
10%
0%
-10%
-20%
-30%
23.29%
12.79%
-17.46%
-22.84%
2011
2012
2013
2014

| | | |
|---|---|---|
| **Best Quarter:** | 03/31/12 | 16.32% |
| **Worst Quarter:** | 09/30/11 | -25.50% |

**Average Annual Total Returns (for the Periods Ended December 31, 2014)**

| | Year Ended December 31, 2014 | Since Inception (11/09/2010) |
|---|---|---|
| **Global X MSCI Norway ETF:** | | |
| ·Return before taxes | -22.84% | -1.54% |
| ·Return after taxes on distributions[1] | -23.91% | -1.91% |
| ·Return after taxes on distributions and sale of Fund Shares[1] | -11.82% | -0.68% |
| **Hybrid MSCI Norway IMI 25/50 Index/FTSE Norway 30 Index (net)**[2] (Index returns do not reflect deductions for fees, expenses, or taxes) | -22.54% | -1.48% |
| **FTSE Norway 30 Index (net)** (Index returns do not reflect deductions for fees, expenses, or taxes) | -21.71% | -1.22% |
| **S&P 500® Index** (Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 16.05% |

[1] *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

[2] *Index performance reflects the performance of the FTSE Norway 30 Index through July 14, 2014 and the MSCI Norway IMI 25/50 Index thereafter. Effective July 15, 2014, the Fund changed its index from FTSE Norway 30 Index to the MSCI Norway IMI 25/50 Index ("New Index"). This change was effected due to the planned migration to the New Index, potentially allowing for broader access to the local market.*

127

128 FUND MANAGEMENT Investment Adviser: Global X Management Company LLC. Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since November 9, 2010. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 157 of the Prospectus.

129 Global X FTSE Portugal 20 ETF Ticker: PGAL Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X FTSE Portugal 20 ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Portugal 20 Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.55% Distribution and Service (12b-1) Fees: None Other Expenses (Custody Fees): 0.06% Total Annual Fund Operating Expenses: 0.61% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $62 $195 $340 $762 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 53.58% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Portugal. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received). The Underlying Index is designed to reflect broad-based equity market performance in Portugal, as defined by FTSE International Limited ("FTSE"), the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 20 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

130 The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Utilities Sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Concentration Risk: Because the Fund's investments are concentrated in Portuguese securities and the utilities sector, the Fund will be susceptible to losses due to adverse occurrences affecting that country or market. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in Portugal and Risks Related to Investing in the Utilities Sector. Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the euro depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

131 European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal. Investments in Eastern European markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. An investment in Eastern European issuers may subject the Fund to legal, regulatory, political, currency, security and economic risks specific to Eastern Europe. The securities markets in Eastern European countries are substantially smaller and inexperienced, with less government supervision and regulation of stock exchanges and less liquid and more volatile than securities markets in the United States or Western European countries. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in Portugal, which could affect the economy or particular business operations of companies economically tied to Portugal. Government Debt Risk: Portugal currently has high levels of debt and public spending, which may stifle economic growth, contribute to prolonged periods of recession or lower Portugal’s sovereign debt rating and adversely impact investments in the Fund. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

132 Risks Related to Investing in Portugal: Investments are concentrated in companies in Portugal. Portugal’s economy is comprised of several sectors but is heavily dependent on the services sector. Decreasing demand for Portuguese products and services or changes in governmental regulations on trade may have a significantly adverse effect on Portugal’s economy. The long-term credit assessment is not favorable for Portugal, and serious problems persist with regard to public finances and excessive debt levels. Risks Related to Investing in the Utilities Sector: Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition and governmental regulations on rates charged to customers. Privatization in the utilities sector may subject companies to greater competition and losses in profitability. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction programs during periods of inflation or unsettled capital markets. Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters. Securities Market Risk: Because securities markets in Portugal are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Portugal are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed for the most recent calendar year and provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

**Annual Total Returns (Year Ended December 31,)**



50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-31.49%
2014

| | | |
|---|---|---|
| **Best Quarter:** | 03/31/14 | 15.60% |
| **Worst Quarter:** | 12/31/14 | -22.97% |

**Average Annual Total Returns (for the Periods Ended December 31, 2014)**

| | Year Ended December 31, 2014 | Since Inception (11/12/2013) |
|---|---|---|
| **Global X FTSE Portugal 20 ETF:** | | |
| ·Return before taxes | -31.49% | -25.86% |
| ·Return after taxes on distributions[1] | -31.58% | -25.94% |
| ·Return after taxes on distributions and sale of Fund Shares[1] | -17.27% | -19.35% |
| **FTSE Portugal 20 Index (net)**<br>(Index returns do not reflect deductions for fees, expenses, or taxes) | -30.63% | -24.83% |
| **S&P 500® Index**<br>(Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 16.79% |

[1] *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

**FUND MANAGEMENT**

**Investment Adviser:** Global X Management Company LLC.

**Portfolio Managers:** The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA ("Portfolio Managers"). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since November 12, 2013. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014.

133

134 OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 157 of the Prospectus.

135 Global X Czech Republic Index ETF Ticker: [ ] Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X Czech Republic Index ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Czech Republic Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.68% Distribution and Service (12b-1) Fees: None Other Expenses (Custody Fees):1 0.08% Total Annual Fund Operating Expenses: 0.76% 1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations. Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years $78 $243 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund. PRINCIPAL INVESTMENT STRATEGIES The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. The Underlying Index is designed to reflect broad-based equity market performance in the Czech Republic, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 25 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

136 The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Concentration Risk: Because the Fund's investments are concentrated in Czech Republic securities and the industrials sector, the Fund will be susceptible to loss due to adverse occurrences affecting this country and sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Czech Republic and Risks Related to Investing in the Industrials Sector. Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the euro depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Emerging Market Risk: The Czech Republic is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

137 European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal. Investments in Eastern European markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. An investment in Eastern European issuers may subject the Fund to legal, regulatory, political, currency, security and economic risks specific to Eastern Europe. The securities markets in Eastern European countries are substantially smaller and inexperienced, with less government supervision and regulation of stock exchanges and less liquid and more volatile than securities markets in the United States or Western European countries. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in Czech Republic, which could affect the economy or particular business operations of companies economically tied to Czech Republic. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Risks Related to Investing in Czech Republic: Investments are concentrated in companies in the Czech Republic. The Czech Republic’s economy is heavily dependent on the manufacturing and export of industrial materials and machinery. The Czech

138 Republic and surrounding regions have a history of ethnic unrest and conflict. If conflict were to renew in the future, it could have a significant adverse impact on the Fund. Risks Related to Investing in the Industrials Sector: Investments in securities in the industrials sector are subject to fluctuations in supply and demand for their specific product or service. The products of manufacturing companies may face product obsolescence due to rapid technological developments. Government regulation, world events and economic conditions affect the performance of companies in the industrials sector. Companies also may be adversely affected by environmental damage and product liability claims. Securities Market Risk: Because securities markets in the Czech Republic are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in the Czech Republic are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. FUND MANAGEMENT Investment Adviser: Global X Management Company LLC. Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 157 of the Prospectus.

139 Global X MSCI Nigeria ETF Ticker: NGE Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X MSCI Nigeria ETF (formerly, Global X Nigeria Index ETF) (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Nigeria Select 25/50 Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.68% Distribution and Service (12b-1) Fees: None Other Expenses (Custody): 0.24% Total Annual Fund Operating Expenses: 0.92% Expense Reimbursement and/or Fee Waiver:1 (0.24)% Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement: 0.68% 1 Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed to reimburse or waive fees and/or limit Fund expenses to the extent necessary to assure that the operating expenses of the Fund (exclusive of taxes, brokerage fees, commissions, and other transaction expenses, interest, and extraordinary expenses (such as litigation and indemnification expenses)) will not exceed 0.68% of the Fund’s average daily net assets per year until at least March 1, 2016. Pursuant to the Expense Limitation Agreement, the Fund (at a later date) may reimburse the Adviser for the fees it reimbursed or waived and/or limited pursuant to the Expense Limitation Agreement during any of the prior three fiscal years, provided that, among other things, reimbursement to be made to the Adviser does not cause Total Annual Fund Operating Expenses of the Fund to exceed 0.68% during the year in which it is paid and the Board of Trustees has approved in advance such reimbursement to the Adviser. Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $69 $269 $486 $1,109 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 54.75%. PRINCIPAL INVESTMENT STRATEGIES The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

140 The Underlying Index is designed to reflect broad-based equity market performance in Nigeria, as defined by MSCI, Inc. ("MSCI"), the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 23 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Consumer Staples and Financials Sectors. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. African Economic Risk: Investment in African securities involves heightened risks including, among others, expropriation and/ or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest and, in certain countries, genocidal warfare. Certain countries in Africa generally have less developed capital markets than traditional emerging market countries, and, consequently, the risks of investing in foreign securities are magnified in such countries. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Cash Transaction Risk: Unlike most ETFs, the Fund expects to effect a portion of its creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Concentration Risk: Because the Fund's investments are concentrated in Nigerian securities and the consumer and financials sectors, the Fund will be susceptible to losses due to adverse occurrences affecting that country or sectors. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund

141 will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in Nigeria, Risks Related to Investing in the Consumer Sector, and Risks Related to Investing in the Financials Sector. Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the Nigerian currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Emerging Market Risk: Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Frontier Market Risk: Frontier markets countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging markets countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the price of the Fund's Shares to decline. Geographic Risk: A natural disaster could occur in Nigeria, which could affect the economy or particular business operations of companies economically tied to Nigeria. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

142 Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Premium/Discount Risk: Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Privatization Risk: Nigeria has privatized certain entities and industries. Privatized entities may lose money or be re-nationalized. Risks Related to Investing in Nigeria: Investments are concentrated in companies in Nigeria. The economic development of Nigeria has been significantly hindered by military rule, mismanagement, corruption and ethnic conflict. The Nigerian economy is heavily dependent on oil, and the industry makes up a significant portion of Nigeria’s GDP. Religious and social conflict is present in Nigeria, often resulting in the outbreak of violence, particularly in the Niger Delta, which is Nigeria’s main oil-producing region. Nigeria also suffers from the prevalence of organized crime and corruption, which makes it more difficult for citizens and companies to do business in Nigeria and has significant impact on the Nigerian economy. The persistence of organized crime and corruption may continue to drag on economic growth in the country. Outbreaks of communicable diseases in the region may impair Nigeria’s economic growth. Nigeria has imposed capital controls to varying degrees in the past, which may make it more difficult to invest in companies in Nigeria or repatriate currency and which may negatively impact long-term investment. Risks Related to Investing in the Consumer Staples Sector: The consumer staples sector may be affected by marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices. Risks Related to Investing in the Financials Sector: Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. Risks Related to Investing in the Oil Sector: The oil industry is cyclical and highly dependent on the market price of oil. The market value of companies in the oil industry are strongly affected by the levels and volatility of global oil prices, oil supply and demand, capital expenditures on exploration and production, energy conservation efforts, the prices of alternative fuels, exchange rates and technological advances. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. A significant portion of their revenues depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget restraints may have a material adverse effect on the stock prices of companies in the industry. Securities Market Risk: Because securities markets in Nigeria are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Nigeria are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

143 Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed for the most recent calendar year and provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. On August 15, 2014, the name of the Fund changed from the Global X Nigeria Index ETF to the Global X MSCI Nigeria ETF to reflect a change to the Fund's Index Provider from Solactive AG to MSCI, Inc. and a change in the Fund's Underlying Index from Solactive Nigeria Index to MSCI All Nigeria Select 25/50 Index. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

**Annual Total Returns (Years Ended December 31,)**



50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-31.91%
2014

| | | |
|---|---|---|
| **Best Quarter:** | 06/30/14 | 14.72% |
| **Worst Quarter:** | 12/31/14 | -28.83% |

**Average Annual Total Returns (for the Periods Ended December 31, 2014)**

| | Year Ended December 31, 2014 | Since Inception (04/02/2013) |
|---|---|---|
| **Global X MSCI Nigeria ETF:** | | |
| ·Return before taxes | -31.91% | -17.97% |
| ·Return after taxes on distributions[1] | -32.44% | -18.43% |
| ·Return after taxes on distributions and sale of Fund Shares[1] | -17.75% | -13.38% |
| **Hybrid MSCI All Nigeria Select 25/50 Index/Solactive Nigeria Index (net)**[2] (Index returns do not reflect deductions for fees, expenses, or taxes) | -31.04% | -17.06% |
| **Solactive Nigeria Index (net)** (Index returns do not reflect deductions for fees, expenses, or taxes) | -33.14% | -18.45% |
| **S&P 500® Index** (Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 19.22% |

[1] *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

[2] *Index performance reflects the performance of the Solactive Nigeria Index through August 14, 2014 and the MSCI All Nigeria Select 25/50 Index thereafter. Effective August 15, 2014, the Fund changed its index from Solactive Nigeria Index to the MSCI All Nigeria Select 25/50 Index ("New Index"). This change was effected due to the planned migration to the New Index, potentially allowing for broader access to the local market.*

144

145 FUND MANAGEMENT Investment Adviser: Global X Management Company LLC. Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since April 2, 2013. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 157 of the Prospectus.

146 Global X MSCI Pakistan ETF Ticker: PAK Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X MSCI Pakistan ETF (formerly, Global X Pakistan KSE-30 ETF) (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Pakistan 25/50 Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.68% Distribution and Service (12b-1) Fees: None Other Expenses (Custody Fees):1 0.20% Total Annual Fund Operating Expenses: 0.88% 1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations. Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years $90 $281 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund PRINCIPAL INVESTMENT STRATEGIES The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Pakistan. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Underlying Index is designed to represent the performance of the broad Pakistan equity universe, while including a minimum number of constituents, as defined by MSCI, Inc. ("MSCI"), the provider of the Underlying Index ("Index Provider"). The broad Pakistan equity universe includes securities that are classified in Pakistan according to the MSCI Global Investable Market Index Methodology, together with companies that are headquartered or listed in Pakistan and carry out the majority of their operations in Pakistan. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

147 The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asian Economic Risk: Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the economy of Pakistan. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Cash Transactions Risk: Unlike most ETFs, the Fund intends to effect all creations and redemptions principally for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Concentration Risk: Because the Fund's investments are concentrated in Pakistan securities, the Fund will be susceptible to loss due to adverse occurrences affecting this country or market. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in Pakistan.

148 Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the Pakistani currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Emerging Market Risk: Pakistan is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Frontier Market Risks: Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s Shares to decline. Geographic Risk: A natural disaster could occur in Pakistan, which could affect the economy or particular business operations of companies economically tied to Pakistan. Government Debt Risk: Pakistan currently has high levels of debt and public spending, which may stifle economic growth, contribute to prolonged periods of recession or lower Pakistan’s sovereign debt rating and adversely impact investments in the Fund. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Middle East Economic Risk: Pakistan and other Middle Eastern markets are only in the earliest stages of development and may be considered "frontier markets." Certain economies in the Middle East depend to a significant degree upon exports of primary commodities such as oil. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in the region. Middle Eastern governments have exercised and continue to exercise substantial influence over many

149 aspects of the private sector. Countries in the Middle East may be affected by political instability, war or the threat of war, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. Recent unrest and instability in the larger Middle East region has adversely impacted many economies in the region. Recent political instability and protests in the Middle East and North Africa (which has ethnic, religious and economic ties to the Middle East) have caused significant disruptions to many industries. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Risks Related to Investing in Pakistan: Pakistan’s economy is heavily dependent on exports and subject to high interest rates, economic volatility, inflation, currency devaluations, high unemployment rates and high level of debt and public spending. There is also the possibility of nationalization, expropriation or confiscatory taxation, security market restrictions, political changes, government regulation or diplomatic developments (including war or terrorist attacks), which could affect adversely the economy of Pakistan or the value of the Fund’s investments. As an emerging country, Pakistan’s economy is susceptible to economic, political and social instability; unanticipated economic, political or social developments could impact economic growth. Pakistan is also subject to natural disaster risk. In addition, recent political instability and protests in the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of your investment in the Fund. Pakistan has recently seen elevated levels of ethnic and religious conflict, in some cases resulting in violence or acts of terrorism. Escalation of these conflicts would have an adverse effect on Pakistan’s economy. Securities Market Risk: Because the securities markets in Pakistan are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Pakistan are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. FUND MANAGEMENT Investment Adviser: Global X Management Company LLC.

150 Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 157 of the Prospectus.

151 Global X Central Asia & Mongolia Index ETF Ticker: AZIA Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X Central Asia & Mongolia Index ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Central Asia & Mongolia Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.68% Distribution and Service (12b-1) Fees: None Other Expenses (Custody Fees): 0.01% Total Annual Fund Operating Expenses: 0.69% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $70 $221 $384 $859 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 55.76%. PRINCIPAL INVESTMENT STRATEGIES The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. The Underlying Index is designed to reflect broad-based equity market performance in the Central Asian countries of Mongolia, Kazakhstan, Kyrgyzstan, Tajikistan, Turkmenistan, and Uzbekistan, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 20 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

152 The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Energy and Materials Sectors. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asian Economic Risk: Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the economies of Mongolia, Kazakhstan, Kyrgyzstan, Tajikistan, Turkmenistan, and Uzbekistan. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Concentration Risk: Because the Fund's investments are concentrated in Central Asian securities and the energy and materials sectors, the Fund will be susceptible to loss due to adverse occurrences affecting these countries or sectors. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in Central Asia, Risks Related to Investing in the Energy Sector, and Risks Related to Investing in the Materials Sector. Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if any Central Asian currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

153 Emerging Market Risk: Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Frontier Market Risks: Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s Shares to decline. Geographic Risk: A natural disaster could occur in Central Asia, which could affect the economy or particular business operations of companies economically tied to Central Asia. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Micro-Capitalization Companies Risk: The Fund may invest in micro-capitalization companies. Micro-capitalization companies are subject to substantially greater risks of loss and price of fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller

154 number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Premium/Discount Risk: Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Risks Related to Investing in Central Asia: Investments are concentrated in companies in Mongolia, Kazakhstan, Kyrgyzstan, Tajikistan, Turkmenistan, and Uzbekistan. The countries in Central Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. In addition, the ability of companies to efficiently conduct their business activities in Central Asia is subject to changes in government policy or shifts in political attitudes within countries in the region. Any adverse change in the relationship with major trading partners such as China, or significant economic or political turmoil in China itself, may also have a significant negative impact on the financial markets in Central Asia. Risks Related to Investing in the Energy Sector: The value of securities issued by companies in the energy sector may decline for many reasons, including, without limitation, changes in energy prices; international politics; energy conservation; the success of exploration projects; natural disasters or other catastrophes; changes in exchange rates, interest rates, or economic conditions; changes in demand for energy products and services; and tax and other government regulatory policies. Risks Related to Investing in the Materials Sector: Companies in the materials sector are affected by commodity price volatility, exchange rates, import controls and worldwide competition. At times, worldwide production of industrial materials has exceeded demand, leading to poor investment returns or outright losses. Issuers in the materials sector are at risk of depletion of resources, technical progress, labor relations, governmental regulations and environmental damage and product liability claims. Securities Market Risk: Because the securities markets in certain countries in which the Fund may invest are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in these countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed for the most recent calendar year and provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past

155 performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com. Annual Total Returns (Year Ended December 31,) Best Quarter: 06/30/14 12.10% Worst Quarter: 12/31/14 -20.34% Average Annual Total Returns (for the Period Ended December 31, 2014) Year Ended December 31, 2014 Since Inception (04/02/2013) Global X Central Asia & Mongolia Index ETF: ·Return before taxes ·Return after taxes on distributions1 ·Return after taxes on distributions and sale of Fund Shares1 -21.34% -21.71% -11.43% -16.16% -16.56% -11.83% Solactive Central Asia & Mongolia Index (net) (Index returns do not reflect deductions for fees, expenses, or taxes) -19.20% -14.75% S&P 500® Index (Index returns do not reflect deductions for fees, expenses, or taxes) 13.69% 19.22% 1 After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). FUND MANAGEMENT Investment Adviser: Global X Management Company LLC.

156 Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since April 2, 2013. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 157 of the Prospectus.

157 PURCHASE AND SALE OF FUND SHARES Shares of the Funds are or will be listed and traded at market prices on a national securities exchange (the "Exchange"). Shares may only be purchased and sold on the Exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each Business Day. TAX INFORMATION The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-deferred arrangements may be taxable to you. PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker/dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

158 ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES AND RISKS ADDITIONAL STRATEGIES In addition to the investment strategies discussed above under Fund Summaries—Principal Investment Strategies, each Fund may use the following investment strategies: Leverage: Each Fund may borrow money from a bank as permitted under the 1940 Act, and as interpreted or modified by a regulatory authority having jurisdiction, from time to time. For example, a Fund may borrow money at fiscal quarter end to maintain the required level of diversification to qualify as a “regulated investment company” (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). Securities Lending: Each Fund may lend its portfolio securities to the extent noted under Fund Summaries-Principal Investment Strategies. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of the foreign equity securities (other than ADRs) being lent. This collateral is marked-to-market on a daily basis. ADDITIONAL RISKS The Funds are subject to the risks described below. Some or all of these risks may adversely affect a Fund’s NAV, trading price, yield, total return and/or its ability to meet its objectives. ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. African Economic Risk African Economic Risk applies to the Global X Next Emerging & Frontier ETF and Global X MSCI Nigeria ETF. Investing in the economies of African countries involves risks not typically associated with investments in securities of issuers in more developed economies, countries or geographic regions, which may negatively affect the value of investments in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. The securities markets in Africa are underdeveloped and are often considered to be less correlated to global economic cycles than markets located in more developed countries or geographic regions. Securities markets in Africa are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether. Certain governments in Africa may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in countries in Africa. Moreover, certain countries in Africa may require governmental approval or special licenses prior to investment by foreign investors; may limit the amount of investment by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domestic investors of those countries; and/or may impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries.

159 Asian Economic Risk Asian Economic Risk applies to the Global X China Consumer ETF, Global X China Energy ETF, Global X China Financials ETF, Global X China Industrials ETF, Global X China Materials ETF, Global X China Mid Cap ETF, Global X NASDAQ China Technology ETF, Global X MSCI Argentina ETF, Global X Southeast Asia ETF, Global X FTSE Bangladesh Index ETF, Global X MSCI Pakistan ETF, Global X Next Emerging & Frontier ETF and Global X Central Asia & Mongolia Index ETF. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over- extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the recent global recession, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which a Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of a Fund’s investments. Asset Class Risk The returns from the types of securities in which a Fund invests may under-perform returns from the various general securities markets or different asset classes. The stocks in the Underlying Indices may under-perform fixed-income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of out- performance and under-performance in comparison to the general securities markets. Cash Transactions Risk Cash Transactions Risk applies to the Global X Brazil Mid Cap ETF, Global X Brazil Consumer ETF, Global X Brazil Financials ETF, Global X Brazil Industrials ETF, Global X Brazil Materials ETF, Global X Brazil Utilities ETF, Global X FTSE Andean 40 ETF, Global X Southeast Asia ETF., Global X MSCI Colombia ETF, Global X FTSE Andean 40 ETF, Global X Southeast Asia ETF, Global X FTSE Bangladesh Index ETF, Global X Next Emerging & Frontier ETF, and Global X MSCI Nigeria ETF. Unlike most ETFs, the Funds intend to effect all creations and redemptions principally or partially for cash, rather than in-kind securities. As a result, an investment in one of the Funds may be less tax-efficient than an investment in a more conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Funds currently intend to affect all redemptions principally or partially for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Funds generally intend to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brazil may also impose higher local tax rates on transactions involving certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs. Commodity Exposure Risk Commodity Exposure Risk applies to the Global X Brazil Consumer ETF, Global X Brazil Financials ETF, Global X Brazil Industrials ETF, Global X Brazil Materials ETF, Global X Brazil Mid Cap ETF, Global X Brazil Utilities ETF, Global X FTSE Andean 40 ETF, Global X MSCI Colombia ETF, Global X Next Emerging & Frontier ETF, Global X FTSE Nordic Region ETF and Global X MSCI Norway ETF. To the extent that its Underlying Index or portfolio invests in securities and markets that are susceptible to fluctuations in certain commodity markets, any negative changes in commodity markets could have a great impact on a Fund. Commodity prices may be influenced of characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by a Fund that are dependent on a single commodity, or are concentrated on a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.

160 Concentration Risk In following its methodology, an Underlying Index will be concentrated to a significant degree in securities of issuers located in a single country, market, industry, group of industries, asset class, or sector. To the extent that the Underlying Index concentrates in the securities of issuers in such an area, a Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a single country, market, industry, group of industries, asset class, or sector, a Fund faces more risks than if it were diversified broadly over numerous such areas. Such risks, any of which may adversely affect the companies in which a Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a country, market, industry, group of industries, asset class, or sector. In addition, at times, such country, market, industry, group of industries, asset class, or sector may be out of favor and underperform other such categories or the market as a whole. Currency Risk Foreign currencies are subject to risks, which include changes in the debt level and trade deficit of the country issuing the foreign currency; inflation rates of the United States and the country issuing the foreign currency; investors’ expectations concerning inflation rates; interest rates of the United States and the country issuing the foreign currency; investors’ expectations concerning interest rates; investment and trading activities of mutual funds, hedge funds and currency funds; and global or regional political, economic or financial events and situations. In addition, a foreign currency in which a Fund invests may not maintain its long-term value in terms of purchasing power in the future. When the price of a foreign currency in which a Fund invests declines, it may have an adverse impact on the Fund. Foreign exchange rates are influenced by the factors identified above and may also be influenced by: changing supply and demand for a particular currency; monetary policies of governments (including exchange control programs, restrictions on local exchanges or markets and limitations on foreign investment in a country or on investment by residents of a country in other countries); changes in balances of payments and trade; trade restrictions; and currency devaluations and revaluations. Also, governments from time to time intervene in the currency markets, directly and by regulation, in order to influence prices directly. These events and actions are unpredictable. The resulting volatility in the U.S. dollar/foreign currency exchange rate could materially and adversely affect the performance of a Fund. Custody Risk Custody risk refers to risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. The less developed a country’s securities market, the greater the likelihood of custody problems occurring. Emerging Market Risk Emerging market risk is the risk that the securities markets of emerging countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries, as has historically been the case. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Latin America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees, which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to only a

161 specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions, such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian, Latin American and other countries), a Fund may invest in such countries through other investment funds in such countries. Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. As a result, emerging countries are particularly vulnerable to downturns of the world economy. The recent global financial crisis tightened international credit supplies and weakened the global demand for their exports. As a result, certain of these economies faced significant economic difficulties, which caused some emerging market economies to fall into recession. Recovery from such conditions may be gradual and/or halting as weak economic conditions in developed markets may continue to suppress demand for exports from emerging countries. Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Many emerging markets have experienced strained international relations due to border disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets and may adversely affect the performance of these economies. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other emerging market countries, including China. A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in such countries. Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to a Fund. The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities. A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of a Fund's currency exposure in emerging countries may not be covered by such instruments. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Fund could lose money. Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer's securities are predicated on these securities being blocked from trading

162 at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked trades in such securities will not settle, The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of a Fund, reserves the right to abstain from voting proxies in those markets. Equity Securities Risk A Fund may invest in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer, general stock market fluctuations that affect all issuers, or as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Investments in equity securities may be more volatile than investments in other asset classes. European Economic Risk European Economic Risk Applies to Global X FTSE Andean 40 ETF, Global X FTSE Greece 20 ETF, Global X FTSE Nordic Region ETF, Global X MSCI Norway ETF, Global X FTSE Portugal 20 ETF, Global X Next Emerging & Frontier ETF and Global X Czech Republic Index ETF. The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The Economic and Monetary Union of the EU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country or its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy and Portugal. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Outside of the EU, Iceland has also experienced adverse trends due to high debt levels and excessive lending. An investment in Eastern European issuers may subject the Fund to legal, regulatory, political, currency, security and economic risks specific to Eastern Europe. Economies of certain Eastern European countries rely heavily on export of commodities, including oil and gas, and certain metals. As a result, such economies will be impacted by international commodity prices and are particularly vulnerable to global demand for these products. Acts of terrorism in certain Eastern European countries may cause uncertainty in their financial markets and adversely affect the performance of the issuers to which the Fund has exposure. The securities markets in Eastern European countries are substantially smaller and inexperienced, with less government supervision and regulation of stock exchanges and less liquid and more volatile than securities markets in the United States or Western European countries. Other risks related to investing in securities of Eastern European issuers include: the absence of legal structures governing private and foreign investments and private property; the possibility of the loss of all or a substantial portion of the Fund’s assets invested in Eastern European issuers as a result of expropriation; certain national policies which may restrict the Fund’s investment opportunities, including, without limitation, restrictions on investing in issuers or industries deemed sensitive to relevant national interests. Foreign Security Risk Each Fund’s assets may be invested within the equity markets of countries outside of the U.S. These markets are subject to special risks associated with foreign investment, including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; less availability of public information about issuers;

163 limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of a Fund; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; and weaker accounting, disclosure and reporting requirements. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. Investment of more than 25% of a Fund’s total assets in securities located in one country or region will subject the Fund to increased country or region risk with respect to that country or region. Frontier Market Risk Risks Related to investing in Frontier Markets applies to the Global X Emerging & Frontier ETF, Global X MSCI Argentina ETF, Global X MSCI Nigeria ETF, Global X FTSE Bangladesh Index ETF, Global X MSCI Pakistan ETF and Global X Central Asia & Mongolia ETF. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund Shares. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s Shares to decline. Governments of many frontier countries in which a Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier country and on market conditions, prices and yields of securities in such Fund’s portfolio. Moreover, the economies of frontier countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Certain foreign governments in countries in which the Funds may invest levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. From time to time, certain of the companies in which the Funds may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Funds will be indirectly subject to those risks. Investment in equity securities of issuers operating in certain frontier countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier countries and increase the costs and expenses of the Funds. Certain frontier countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier countries may also restrict investment opportunities in issuers in industries deemed important to national interests. Frontier countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as the Funds. In addition, if deterioration occurs in a frontier country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments. Investing in local markets in frontier countries may require the Funds to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Funds.

164 Geographic Risk Geographic risk is the risk that a Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject a Fund to risks associated with that particular region, such as a natural disaster. Government Debt Risk Government Debt Risk applies to the Global X FTSE Greece 20 ETF, the Global X FTSE Portugal 20 ETF and the Global X MSCI Pakistan ETF. Countries with high levels of public debt and spending may experience stifled economic growth. Such countries may face higher borrowing costs and in some cases may implement austerity measures that could have an adverse effect on economic growth. Such developments could contribute to prolonged periods of recession and adversely impact investments in the Funds. Investable Universe of Companies Risk The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, a Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of a Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk Issuer risk is the risk that any of the individual companies that a Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which would also cause their stock prices to decline. Latin American Economic Risk Latin Economic Risk applies to the Global X Next Emerging & Frontier ETF, Global X Brazil Consumer ETF, Global X Brazil Financials ETF, Global X Brazil Industrials ETF, Global X Materials ETF, Global X Brazil Mid Cap ETF, Global X Brazil Utilities ETF, Global X FTSE Andean 40 ETF, Global X MSCI Colombia ETF, and Global X MSCI Argentina ETF. Many economies in Latin America have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region's exports and many economies in this region, are particularly sensitive to fluctuations in commodity prices. Leverage Risk Each Fund may borrow money at fiscal quarter end to maintain the required level of diversification to qualify as a RIC for purposes of the Code. As a result, a Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in a Fund. If the value of a Fund's assets increases, then leveraging would cause the Fund's NAV to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of a Fund's assets decreases, leveraging would cause the Fund's NAV to decline more sharply than it otherwise would have had the Fund not leveraged. The Fund may incur additional expenses in connection with borrowings. Management Risk Each Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, each Fund is subject to management risk. That is, the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. The ability of the Adviser to successfully implement each Fund’s investment strategies will influence each Fund’s performance significantly.

165 Market Risk Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns. Market Trading Risks Absence of Active Market Although Shares of a Fund are or will be listed for trading on a U.S. exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained. Lack of Market Liquidity Secondary market trading in Shares of a Fund may be halted by an exchange because of market conditions or for other reasons. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of Shares will continue to be met or will remain unchanged. Risks of Secondary Listings A Fund's Shares may be listed or traded on U.S. and non-U.S. exchanges other than the U.S. exchange where the Fund’s primary listing is maintained. There can be no assurance that a Fund’s Shares will continue to trade on any such exchange or in any market or that a Fund's Shares will continue to meet the requirements for listing or trading on any exchange or in any market. A Fund's Shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Shares on a U.S. exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient. Secondary Market Trading Risk Shares of a Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem Shares. On such days, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders. Secondary market trading in Fund Shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund Shares will continue to be met or will remain unchanged. Shares of the Funds May Trade at Prices Other Than NAV Shares of a Fund may trade at, above or below NAV. The per share NAV of each Fund will fluctuate with changes in the market value of such Fund’s holdings. The trading prices of Shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. The trading prices of a Fund's Shares may deviate significantly from NAV during periods of market volatility. Any of these factors may lead to the Fund's Shares trading at a premium or discount to NAV. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Since foreign exchanges may be open on days when a Fund does not price Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

166 Costs of Buying or Selling Fund Shares Buying or selling Fund Shares involves two types of costs that apply to all securities transactions. When buying or selling Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund Shares (the "bid" price) and the market price at which they are willing to sell Fund Shares (the "ask" price). Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments. Micro-Capitalization Companies Risk Micro-Capitalization Companies Risk applies to the Global X Central Asia & Mongolia Index ETF. The Fund may invest in micro-capitalization companies. These companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before a Fund realizes a gain, if any, on an investment in a micro-capitalization company. Middle East Economic Risk Middle East Economic Risk applies to the Global X Next Emerging & Frontier ETF and Global X MSCI Pakistan ETF. Certain economies in the Middle East depend to a significant degree upon exports of primary commodities such as oil. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in the region. Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. Countries in the Middle East may be affected by political instability, war or the threat of war, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. Recent unrest and instability in the larger Middle East region has adversely impacted many economies in the region. Recent political instability and protests in the Middle East and North Africa (which has ethnic, religious and economic ties to the Middle East) have caused significant disruptions to many industries. Non-Correlation Risk A Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk Each Fund is classified as a “non-diversified” investment company under the 1940 Act. This means that each Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, each Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies. Passive Investment Risk Each Fund is not actively managed and may be affected by a general decline in market segments relating to the respective Underlying Index. Each Fund invests in securities included in, or representative of, the Underlying Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets beyond the mechanics built into the Underlying Index. Unlike many investment companies, a Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

167 Privatization Risk Privatization Risk applies to the Global X China Consumer ETF, Global X China Energy ETF, Global X China Financials ETF, Global X China Industrials ETF, Global X China Materials ETF, Global X China Mid Cap ETF, Global X NASDAQ China Technology ETF, Global X Brazil Consumer ETF, Global X Brazil Financials ETF, Global X Brazil Industrials ETF, Global X Brazil Materials ETF, Global X Brazil Mid Cap ETF, Global X Brazil Utilities ETF, Global X MSCI Argentina ETF, Global X MSCI Nigeria ETF, Global X Next Emerging & Frontier ETF, and Global X FTSE Bangladesh Index ETF. The countries in which the Funds invest have privatized certain entities and industries. Historically, investors in some newly privatized entities have suffered losses due to inability of the newly privatized company to adjust quickly to a competitive environment or to changed regulatory and legal standards. There is no assurance that similar losses will not recur. Qualification as a Regulated Investment Company Each Fund must meet a number of diversification requirements to qualify as a RIC under Section 851 of the Code and, if qualified, to continue to qualify. If a Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might enter into borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and, as of the close of the following fiscal quarter, to attempt to meet the requirements. However, a Fund may incur additional expenses in connection with any such borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the Funds make such investments from borrowings) are likely to reduce the Fund’s return to investors. Reliance on Trading Partners Risk A Fund may invest in economies that are heavily dependent upon trading with key partners. Any reduction in this trading, institution of tariffs or other trade barriers or a slowdown in the economies of any of its key trading partners may cause an adverse impact on the economies of the markets in which a Fund invests. Risks Related to Investing in Argentina Risks Related to Investing in Argentina applies to the Global X MSCI Argentina ETF. Argentina’s economy is heavily dependent on exports. Argentina’s key trading and foreign investment partners are Brazil, China and the U.S. Reduction in spending on Argentinean products and services, or changes in China, the U.S., or any of the Latin American economies, trade regulations or currency exchange rates may adversely impact the Argentinean economy. Argentina has experienced a high level of debt and public spending. Argentina’s default on its debt in 2001, as well as its nationalization of private pensions in 2008, continues to impact the confidence of investors in Argentina, which might adversely impact returns in a Fund. In 2014, minority bondholders of Argentina’s previously defaulted debt sought, and won, an injunction that prohibited Argentina from repaying bonds that had been renegotiated, unless they simultaneously paid the holdout minority bondholders their full amount due as well. Argentina’s willingness and ability to repay its sovereign debt is currently in question, and the possibility of default is not unlikely, which could limit its ability to borrow in the future. Argentina has experienced periods of significant political instability and certain sectors and regions of Argentina experience high unemployment, which may cause downturns in the Argentinean market and adversely impact investments in a Fund. Heavy regulation of labor and product markets is pervasive in Argentina and may stifle Argentinean economic growth or contribute to prolonged periods of recession. For example, Argentina’s government has made a decision to nationalize YPF S.A., its nation’s largest energy company. Argentina has capital controls that could impact the inflow and repatriation of capital and the free transfers of securities. These capital controls could disrupt the creation/redemption process, thereby adversely affecting trading of the Shares. For example, these controls could cause the Shares to trade at a price that is materially different from NAV. Risks Related to Investing in the Andean Region Risks Related to Investing in the Andean Region applies to the Global X FTSE Andean 40 ETF The Fund currently invests in the Andean countries of Chile, Colombia and Peru. The economies of these countries have experienced periods of high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse

168 economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the regions' exports, and many economies in this region are particularly sensitive to fluctuations in commodity prices. Chile’s economy is export-dependent and relies heavily on trading relationships with certain key trading partners, including China, Brazil, Japan, the United States and Netherlands. Future changes in the price or the demand for Chilean exported products by China, Brazil, Japan, the United States and Netherlands, changes in these countries’ economies, trade regulations or currency exchange rates could adversely impact the Chilean economy and the issuer’s to which the Fund has exposure. The Chilean economy is subject to risks of social unrest, high unemployment, governmental control and heavy regulation of the labor industry. Any of these factors individually or in the aggregate could adversely affect investments in the Fund. Historically, Chile has experienced periods of political instability and certain sectors and regions of Chile have experienced high unemployment. Any recurrence of these events may cause downturns in the Chilean market and adversely impact investments in the Fund. Heavy regulation of labor and product markets is pervasive in Chile and may stifle Chilean economic growth or contribute to prolonged periods of recession. Colombia’s economy is heavily dependent on exports. The oil, coal and coffee sectors of Colombia’s economy account for a large portion of its exports. Any changes in these sectors could have an adverse impact on the Colombian economy. Colombia’s key trading and foreign investment partners are the U.S., Brazil, China, the E.U., Venezuela and Mexico. Reduction in spending on Colombian products and services, or changes in the U.S. or any of the Latin American economies, trade regulations or currency exchange rates may adversely impact the Colombian economy. The level of violence associated with internal conflicts and drug- trafficking in Colombia has fallen but remains high by international standards. In the recent past, Colombia has imposed stringent capital controls that have restricted the inflow and repatriation of capital and the free transfers of securities. These controls have since been eased but there can be no assurance that they will be reinstated or changed again and without prior warning. These capital controls could disrupt the creation/redemption process thereby adversely affecting trading of the Shares. For example, these controls could cause the Shares to trade at a price that is materially different from its NAV. Peru has historically experienced high rates of inflation and may continue to do so in the future. An increase in prices for commodities, the depreciation of Peruvian currency (Peruvian nuevo sol) and potential future government measures seeking to maintain the value of the currency in relation to other currencies, may trigger increases in inflation in Peru and may also slow the rate of growth of its economy. Possibility of political instability may cause uncertainty in the Peruvian stock market and as a result, negatively impact issuers to which the Fund has exposure. In addition, the market for Peruvian securities is directly influenced by the flow of international capital and economic and market conditions of certain countries, especially other emerging market countries in Latin America. The Peruvian economy is subject to political, social, economic and regulatory risks which could adversely affect investments in the Fund. However, Peru has entered into, and is implementing, a bilateral trade agreement with the U.S. which is designed to help protect private U.S. investments in Peru, develop market-oriented policies in partner countries, and promote U.S. exports to Peru. This program may have the effect of mitigating the potential risks listed for investing in Peru. Peru has experienced periods of political instability and social unrest in the past. Peru continues to experience significant unemployment in certain regions as well as widespread underemployment. There may be a risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested, particularly if the bilateral trade agreement with the U.S. is not fully implemented or fails in its purpose. Peru has experienced economic instability resulting from periods of high inflation and currency devaluations. Since 2000, however, Peru’s currency has remained relatively stable against the U.S. dollar. Heavy regulation of labor is pervasive in Peru and may stifle Peruvian economic growth. Risks Related to Investing in the ASEAN Region Risks Related to Investing in the ASEAN Region applies to the Global X Southeast Asia ETF. Investments in the ASEAN region involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Singapore, Malaysia, Thailand, Indonesia and the Philippines present different economic and political conditions from those in Western markets, and less social, political and economic stability. Singapore is a small island state with few raw material resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Singaporean economy. Given its size and position, Singapore is also sensitive to the socio-political and economic developments of its neighbors, Indonesia and Malaysia, relying on both as markets for Singapore’s service industry and on Malaysia for its raw water supply. Rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Singaporean economy.

169 The Malaysian economy, among other things, is dependent upon external trade with other economies, specifically the United States, China, Japan and Singapore. As a result, Malaysia is dependent on the economies of these other countries and any change in the price or demand for Malaysian exports may have an adverse impact on the Malaysian economy. In addition, the Malaysian economy is heavily focused on export of electronic goods. As a result, Malaysia’s reliance on the electronics sector makes it vulnerable to economic downturns in, among other sectors, the technology sector. Recent volatility in the exchange rate of the Malaysian currency and general economic deterioration led to the imposition and then reversal of stringent capital controls, a prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities. There can be no assurance that a similar levy will not be reinstated by Malaysian authorities in the future, to the possible detriment of the Fund and its shareholders. Malaysian capital controls have been changed in significant ways since they were adopted and without prior warning. There can be no assurance that Malaysian capital controls will not be changed in the future in ways that adversely affect the Fund and its shareholders. Thailand’s economy is export-dependent and relies heavily on trading relationships with certain key trading partners, including the United States, China, Japan and other Asian countries. The recent financial crisis and political uncertainty weakened Thailand’s economic growth by reducing domestic and international demand for both goods and services. Future changes in the price or the demand for Thailand’s exported products by the United States, China, Japan or other Asian countries, or changes in these countries’ economies, trade regulations or currency exchange rates could adversely impact the Thai economy and the issuers to which the Fund has exposure. Economic and political instability have contributed to high price volatility in the Thai equity and currency markets, which could affect investments in the Fund. The Thai economy has experienced periods of substantial inflation, currency devaluations and economic recessions, any of which may have a negative effect on the Thai economy and securities markets. Thailand has at times been destabilized by frequent government turnover and significant political changes, including military coups. Recurrence of these conditions, unanticipated or sudden changes in the political structure or other Thai political events may result in sudden and significant investment losses. The securities markets of Indonesia are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Indonesia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether. The government in Indonesia may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Indonesia. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Indonesia. These factors, among others, make investing in issuers located or operating in Indonesia significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares. The value of the Indonesian Rupiah may be subject to a high degree of fluctuation. The Fund’s exposure to the Indonesian Rupiah and changes in value of the Indonesian Rupiah versus the U.S. dollar may result in reduced returns for the Fund. The Philippine economy, among other things, is dependent upon external trade with other key trading partners, specifically China, Japan and the United States. As a result, the Philippines is dependent on the economies of these other countries and any change in the price or demand for Philippine exports may have an adverse impact on its economy. The Philippine economy is particularly dependent on exports of electronics and semiconductor devices. The Philippines’ reliance on these sectors makes it vulnerable to economic downturns in, among other sectors, the technology sector. The Philippines have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns including tensions relating to sovereignty over areas of the South China Sea. These situations may cause uncertainty in the Philippine markets and may adversely affect the performance of the Philippine economy. The Philippines is subject to a considerable degree of economic, political and social instability, which could adversely affect investments in the Fund. The Philippine economy has recently experienced growth, which may not continue. The economy is buoyed by remittances from 4-5 million Filipinos living abroad whose ability to send money to the Philippines may be diminished by economic changes in their country of residence. In the last 10 years, the Philippine elected government has experienced pressure from coup attempts, a non-violent revolution referred to as “people power”, and violent separatist movements in the southern Philippine islands. Religious conflicts and a high poverty rate also create increased risks for businesses in the Philippines. Risks Related to Investing in Bangladesh Risks Related to Investing in Bangladesh applies to the Global X FTSE Bangladesh Index ETF. Bangladesh faces many economic hurdles including weak political institutions, government mismanagement of resources, poor infrastructure, lack of privatization of industry and a labor force that has outpaced job growth in the country. Political unrest is not uncommon in Bangladesh, and in the past has involved protests and violence. The military also plays a role in politics, and has used its power to back the government and influence policy. Although the government has taken an active role to tackle

170 corruption, Bangladesh still ranks consistently low on the government transparency indices and this is undoubtedly a deterrent for foreign investment and economic growth. The privatization of industries in Bangladesh has been slow, largely due to worker unrest at state-owned enterprises. Opposition from government bureaucracy and public sector unions has prevented much of the economic liberalization, and capital markets in Bangladesh are still in need of reform with regard to the treatment of foreign investors and foreign capital. Bangladesh’s economy is heavily dependent on the agricultural sector and garment industry, with over 2/3 of the population involved in agriculture production. Many Asian countries, including Bangladesh, are prone to frequent typhoons, damaging floods, earthquakes and/or other natural disasters, which may adversely impact their economies. Bangladesh’s economy, in particular, is more reliant on agriculture than the U.S. economy and is therefore more susceptible to adverse changes in weather. Securities markets in Bangladesh are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. The governments might restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Bangladesh as well as the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Risks Related to Investing in Brazil Risks Related to Investing in Brazil applies to the Global X Brazil Consumer ETF, Global X Brazil Mid Cap ETF, Global X Brazil Financials ETF, Global X Brazil Industrials ETF, Global X Brazil Materials ETF, and Global X Brazil Utilities ETF. Investments in securities of Brazilian companies are subject to regulatory, economic and political risks related to the significant influence that the Brazilian government exercises over its economy. The Brazilian economy has historically been characterized by frequent, and occasionally drastic, intervention by the Brazilian government. Government efforts to check inflation and shape other aspects of the economy have involved, among others, the setting of wage and price controls, blocking access to bank accounts, imposing exchange controls and limiting imports. There can be no assurances that similar measures will not be instituted in the future. Such measures may have significant effects on the Funds’ investments. Brazil, like many other South American countries, has historically experienced high rates of inflation and may do so in the future. An increase in prices for petroleum, the depreciation of the real and future governmental measures seeking to maintain the value of the real in relation to the U.S. dollar, may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy. Brazil also continues to suffer from a high level of debt and public spending, which may stifle economic growth, contribute to prolonged periods of recession or lower the country’s sovereign debt rating, all of which may adversely impact the Funds’ investments. Investments in Brazilian securities may be subject to certain restriction on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil’s balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of Brazilian currency into foreign currency. The likelihood of such restrictions may be affected by the extent of Brazil’s foreign currency reserves, the availability of sufficient foreign currency in the foreign exchange markets on the date a payment is due, the size of Brazil’s debt service burden relative to the economy as a whole and political constraints to which Brazil may be subject. There can be no assurance that the Brazilian government will not impose restrictions or restrictive exchange control policies in the future. Brazil is heavily dependent on export to the United States, China and other countries in Latin America, especially fellow member states in the Mercosur trade bloc. Reduction in spending on Brazilian products and services, or adverse economic events, such as inflation, high interest rates, currency devaluation, political upheaval and high unemployment rates, in any of the trading partner states may impact the Brazilian economy. Further, many economies in Latin America, including Brazil’s, are heavily dependent on commodity exports and may be particularly sensitive to fluctuations in commodity prices. Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. There is the possibility that such conditions may lead to social unrest and political upheaval in the future, which may have adverse effects on the Funds’ investments. The market for Brazilian securities is influenced by the flow of international capital and economic and market conditions of certain countries, especially emerging market countries in Latin America. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil.

171 Risks Related to Investing in Central Asia Risks Related to Investing in Central Asia applies to the Global X Central Asia & Mongolia Index ETF. The Fund is expected to invest in securities in the Central Asian countries. Investments in these markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. The countries in Central Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. Countries in the region may experience political instability. Such instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest. In addition, the ability of companies to efficiently conduct their business activities in Central Asia is subject to changes in government policy or shifts in political attitudes within countries in the region. Any adverse change in the relationship with major trading partners such as China, or significant economic or political turmoil in China itself, may also have a significant negative impact on the financial markets in Central Asia. Government policy may change to discourage foreign investment, nationalization of industries may occur or other government limitations, restrictions or requirements not currently foreseen may be implemented. In addition, assets in Central Asian countries may be subject to nationalization, requisition or confiscation, whether legitimate or not, by any authority or body. Securities markets in Central Asian countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. The governments might restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Central Asia as well as the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Risks Related to Investing in China Risks Related to Investing in China applies to the Global X China Consumer ETF, Global X China Energy ETF, Global X China Financials ETF, Global X China Industrials ETF, Global X China Materials ETF, Global X China Mid Cap ETF, and Global X NASDAQ China Technology ETF. The Chinese economy is subject to a considerable degree of economic, political and social instability. Political and Social Risk The Chinese government is authoritarian and has periodically used force to suppress civil dissent. Disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. In addition, China continues to experience disagreements related to integration with Hong Kong and religious and nationalist disputes in Tibet and Xinjiang. Unanticipated political or social developments may result in sudden and significant investment losses. Heavy Government Control and Regulations The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, heavy regulation of investment and industry is still pervasive and the Chinese government may restrict foreign ownership of Chinese corporations and repatriation of assets. Economic Risk The Chinese economy has grown rapidly during the past several years and there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread

172 corruption have also hindered performance of the Chinese economy and China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates. If any of China’s primary trading partners, such as the United States, the European Union, Japan and South Korea, were to experience adverse economic conditions, the demand for Chinese exports could be reduced and this would adversely impact the Chinese economy. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Expropriation Risk The Chinese government maintains a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. Hong Kong Political Risk Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region (SAR) of the People’s Republic of China under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Any attempt by China to tighten its control over Hong Kong’s political, economic, legal or social policies may result in an adverse effect on Hong Kong’s markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the Fund’s NAV. Risks Related to Investing in Czech Republic Risks Related to Investing in Czech Republic applies to the Global X Czech Republic Index ETF. The Czech Republic’s economy is heavily dependent on the manufacturing and export of industrial materials and machinery. Key trading partners are member states of the European Union, most notably Germany, Spain, Italy, France and the United Kingdom. Decreasing demand for the Czech Republic’s products and services or changes in governmental regulations on trade may have a significantly adverse effect on the Czech economy. The Czech Republic and many of the Western European developed nations are member states of the EU. As a result, these member states are dependent upon one another economically and politically. The recent ratification of the Treaty of Lisbon by EU member states is expected to further heighten the degree of economic and political inter-dependence. This and other political or economic developments could cause market disruptions and affect adversely the values of securities held by the Fund. The Czech Republic and surrounding regions have a history of ethnic unrest and conflict. If conflict were to renew in the future, it could have a significant adverse impact on the Fund. Risks Related to Investing in Colombia Risks Related to Investing in Colombia applies to the Global X MSCI Colombia ETF. Colombia’s economy is heavily dependent on exports. The oil, coal and coffee sectors of Colombia’s economy account for a large portion of its exports. Any changes in these sectors could have an adverse impact on the Colombian economy. Colombia’s key trading and foreign investment partners are the U.S., Brazil, China, the E.U., Venezuela and Mexico. Reduction in spending on Colombian products and services, or changes in the U.S. or any of the Latin American economies, trade regulations or currency exchange rates may adversely impact the Colombian economy. Colombia has experienced a high level of debt and public spending, which may stifle economic growth, contribute to prolonged periods of recession or lower the country’s sovereign debt rating and adversely impact investments in the Fund. Colombia has experienced periods of political instability, violence, and social unrest in the past. Although levels of violence associated with internal conflicts and drug-trafficking have fallen, they remain high by international standards. Moreover, ongoing tension between Colombia and Venezuela could adversely affect the Colombian economy.

173 In the recent past, Colombia has imposed stringent capital controls that have restricted the inflow and repatriation of capital and the free transfers of securities. These controls have since been eased but there can be no assurance that they will be reinstated or changed again and without prior warning. These capital controls could disrupt the creation/redemption process thereby adversely affecting trading of the Shares. For example, these controls could cause the Shares to trade at a price that is materially different from its NAV. Colombia is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes, droughts, floods and tsunamis. In addition, emerging markets are especially economically sensitive to environmental events. A substantial portion of Colombia’s exports are from businesses in the agriculture and mining sectors of its economy. Commodity prices or negative changes in these sectors could have an adverse impact on Colombia’s economy and companies located in Colombia. Risks Related to Investing in Greece Risks Related to Investing in Greece applies to the Global X FTSE Greece 20 ETF. Greece’s economy is heavily dependent on the services sector and has a large public sector. Key trading partners are member states of the European Union ("EU"), most notably Germany, Spain, Italy and the United Kingdom. Decreasing demand for Greek products and services or changes in governmental regulations on trade may have a significantly adverse effect on Greece’s economy. Greece and many of the Western European developed nations are member states of the EU. As a result, these member states are dependent upon one another economically and politically. The recent ratification of the Treaty of Lisbon by EU member states is expected to further heighten the degree of economic and political inter-dependence. This and other political or economic developments could cause market disruptions and affect adversely the values of securities held by the Fund. Greece has experienced recent periods of high, persistent unemployment. Economic competitiveness has also decreased in recent years, and structural weaknesses exist that could hamper growth and reduce competitiveness further. The long-term credit assessment is not favorable for Greece, and serious problems persist with regard to public finances and excessive debt levels. It has also been revealed that the Greek government has consistently and deliberately misreported its financial situation and economic statistics in order to maintain the appearance of falling within the guidelines of the monetary union. This practice allowed the Greek government to spend beyond their means while concealing the actual deficit levels from the rest of the EU. Greece’s ability to repay its sovereign debt is in question, and the possibility of default is not unlikely, which could affect its ability to borrow in the future. Greece has been required to impose harsh austerity measures on its population in order to receive financial aid from the IMF and EU member countries. These austerity measures have also led to social uprisings within Greece, as citizens have protested – at times violently – the actions of their government. The success of political parties in Greece opposed to austerity measures may increase the possibility that Greece would rescind these austerity measures and consequently fail to receive further financial aid from these institutions. The persistence of these factors may seriously reduce the economic performance of Greece and pose serious risks for the country’s economy in the future.There is the possibility that Greece may exit the European Monetary Union, which would result in immediate devaluation of the Greek currency and potential for default. If this were to occur, Greece would face significant risks related to the process of full currency redenomination as well as the resulting instability of the Euro zone in general, which would have a severe adverse effect on the value of the securities held by the Fund. Greece applies foreign ownership limits in certain sectors, particularly with regard to national strategically sensitive companies, such as those that administer national infrastructure networks (e.g., telecommunications). Pre-approval from an inter-ministerial committee is required if an investor is to raise its stake in a national strategically sensitive company beyond 20 percent, a policy which may continue in the future. There is the possibility that Greece may exit the European Monetary Union in the future, which would result in immediate devaluation of the Greek currency and potential for default. If this were to occur, Greece would face significant risks related to the process of full currency redenomination as well as the resulting instability of the Euro zone in general. Risks Related to Investing in Nigeria Risks Related to Investing in Nigeria applies to the Global MSCI Nigeria ETF. While Nigeria currently operates under a Federal Republic system modeled after the U.S. government, historically the economic development of Nigeria has been significantly hindered by military rule, mismanagement, corruption and ethnic conflict. While the restoration of democracy and economic liberalizations are positive steps for the country, there is no guarantee that reforms will be effective and that the current method of government will not succumb to similar issues of corruption and mismanagement.

174 The Nigerian economy is heavily dependent on oil, and the industry makes up a significant portion of Nigeria’s GDP. During the oil boom of the 1970’s, Nigeria accumulated significant foreign debt to finance oil infrastructure developments, only to later default on these interest payments when oil prices collapsed in the 1980’s. A sustained decrease in oil prices could have a significant negative impact on all aspects of the economy of Nigeria. Religious and social conflict is present in Nigeria, often resulting in the outbreak of violence, particularly in the Niger Delta, which is Nigeria’s main oil-producing region. Several petroleum operators in the region have sustained significant attacks from rebels that target refineries and pipelines due to conflict over the petroleum rights in the region. The Nigerian population is comprised of diverse religious, linguistic and ethnic groups, and outlying provinces have, from time to time, proved to be resistant of the central government’s control. While the Nigerian government has imposed stricter penalties on religious violence in many parts of the country, this is no guarantee that an outbreak of violence or sustained conflict could not occur in the future. Nigeria also suffers from the prevalence of organized crime and corruption, which makes it more difficult for citizens and companies to do business in Nigeria and has significant impact on the Nigerian economy. The persistence of organized crime and corruption may continue to drag on economic growth in the country. Outbreaks of communicable diseases in neighboring countries has adversely impacted the Nigerian economy in the past and may do so again in the future. Securities markets in Nigeria are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. The governments might restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Nigeria as well as the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Foreign investors may not purchase instruments on the Nigerian Stock Exchange (NSE) “negative list” which includes companies prospecting in crude oil and companies of a military and defense nature, nor government securities (treasury bills and bonds) with a tenor of less than one year, a policy which may continue in the future. Risks Related to Investing in Pakistan Risks Related to Investing in Pakistan applies to the Global X MSCI Pakistan ETF. Pakistan’s economy is heavily dependent on exports. The textile sector of the Pakistani economy accounts for an outsized portion of exports, comprising two-thirds of export income. Any changes in the sector could have an adverse impact on the Pakistani economy. Pakistan’s key trading and foreign investment partner is the United States. Reduction in spending on Pakistani products and services, or changes in the U.S. economy, foreign policy, trade regulation or currency exchange rate may adversely impact the Pakistani economy. Pakistan has periodically received and currently receives financing and aid from other countries and multilateral organizations. There is no guarantee that international assistance will continue in the future, which could have a materially adverse impact on the Pakistani economy. A growing national debt and current-account deficit could also contribute to a slowdown in overall growth. Pakistan’s economy is susceptible to a substantial degree to economic, political and social instability. There remains the possibility that macroeconomic and structural reforms can be slowed or reversed by political instability. The Pakistani population is comprised of diverse religious, linguistic and ethnic groups, and outlying provinces have, from time to time, proved to be resistant of the central government’s control. Recently, acts of terrorism and armed clashes between Pakistani troops, local tribesmen, the Taliban and foreign extremists in the Swat Valley and the Waziristan area have resulted in substantial casualties, population displacement and civil unrest. Pakistan, a nuclear power, also has a history of hostility with neighboring countries, most notably with India, also a nuclear power, including conflicts over the disputed Kashmir region. The tensions between the two nations have spiked in the past in the form of armed conflict between the national armies and non-state-sponsored acts of terrorism. Unanticipated social, political and economic developments in the Pakistan could result in substantial investment losses. There is also the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation or diplomatic developments (including war or terrorist attacks) which could affect adversely the economy of Pakistan or the value of the Fund’s investments. In addition, recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of your investment in the Fund. Securities markets in Pakistan are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. For example, the Karachi Stock Exchange introduced new trading rules and restrictions in June 2008 as the equity market was rapidly

175 declining, which created uncertainty among investors and was followed by further, significant market declines. Moreover, trading on securities markets may be suspended altogether. The governments might restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Pakistan as well as the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Many Asian countries, including Pakistan, are prone to frequent typhoons, damaging floods, earthquakes and/or other natural disasters, which may adversely impact their economies. Recent flooding in Pakistan has had a damaging social and economic effect on the country. Pakistan’s economy, in particular, is more reliant on agriculture than the U.S. economy and is therefore more susceptible to adverse changes in weather. Political tension between Pakistan and the U.S. has increased recently over the potential harboring of terrorists and continued effects of U.S. involvement in neighboring countries such as Afghanistan. Any deterioration in the relationship between Pakistan and the U.S. could have a negative effect on Pakistan’s economy. Risks Related to Investing in Portugal Risk Related to Investing in Portugal applies to the Global X FTSE Portugal 20 ETF. Portugal is a mixed economy but is heavily dependent on the services sector. Key trading partners are member states of the EU, most notably Germany, Spain, Italy and the United Kingdom. Decreasing demand for Portuguese products and services or changes in governmental regulations on trade may have a significantly adverse effect on Portugal’s economy. Portugal and many of the Western European developed nations are member states of the EU. As a result, these member states are dependent upon one another economically and politically. The recent ratification of the Treaty of Lisbon by EU member states is expected to further heighten the degree of economic and political inter-dependence. This and other political or economic developments could cause market disruptions and affect adversely the values of securities held by the Fund. Portugal has experienced recent periods of high, persistent unemployment. Economic competitiveness has also decreased in recent years, and structural weaknesses exist that could hamper growth and reduce competitiveness further. The long-term credit assessment is not favorable for Portugal, and serious problems persist with regard to public finances and excessive debt levels. Portugal recently requested financial assistance from the IMF and the European Financial Stability Facility, demonstrating the severity of its public finance issues. The persistence of excessive debt and continued financial assistance from outside sources would not be favorable for the Portuguese economy. Portugal currently imposes a stamp duty tax on brokerage fees, a policy that may continue in the future. Risks Related to Investing in the Consumer Discretionary Sector Risks Related to Investing in the Consumer Discretionary Sector applies to the Global X China Consumer ETF and Global X Brazil Consumer ETF. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace. Risks Related to Investing in the Consumer Staples Sector Risks Related to Investing in the Consumer Staples Sector applies to the Global X China Consumer ETF, Global X Brazil Consumer ETF and Global X MSCI Nigeria ETF. Companies in the consumer staples sector are subject to government regulation affecting their products, which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and international economy, interest rates, competition and consumer confidence and spending.

176 Risks Related to Investing in the Energy Sector Risks Related to Investing in the Energy Sector applies to the Global X China Energy ETF, Global X MSCI Argentina ETF, Global X MSCI Norway ETF, and Global X Central Asia & Mongolia ETF. Securities of companies in the energy sector are subject to swift energy price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the Funds' performance. Companies in the oil and gas sector (including alternative energy suppliers) may be adversely affected by natural disasters or other catastrophes, and may be at risk for environmental damage claims. These companies may also be adversely affected by changes in exchange rates, interest rates, economic conditions or world events in the regions that the companies operate (i.e., expropriation, nationalization, confiscation of assets and coups, social unrest, violence or labor unrest). Most or all of the Funds' investments are in companies located in emerging market countries, which may heighten these risks. Companies engaged in the distribution of energy, including electricity and gas, may be adversely affected by governmental limitation on rates charged to customers. Deregulation and greater competition may adversely affect the profitability of these companies and lead to diversification outside of their original geographic regions and their traditional lines of business, potentially increasing risk and making the price of their equity securities more volatile. Risks Related to Investing in the Financials Sector Risks Related to Investing in the Financials Sector applies to the Global X China Financials ETF, Global X Brazil Financials ETF, Global X FTSE Andean 40 ETF, Global X MSCI Colombia ETF, Global X FTSE Greece 20 ETF, Global X FTSE Nordic Region ETF, Global X MSCI Nigeria ETF, and Global X Southeast Asia ETF. Companies in the financials sector are subject to extensive governmental regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently. The financials sector is exposed to risks that may impact the value of investments in the financials sector more severely than investments outside this sector, including operating with substantial financial leverage. The financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. Recently, the deterioration of the credit markets has caused an adverse impact in a broad range of mortgage, asset-backed, auction rate and other markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial services institutions and markets. This situation has created instability in the financial services markets and caused certain financial services companies to incur large losses or even become insolvent or bankrupt. Some financial services companies have experienced downgrades in their credit ratings, declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to decline in value. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments affecting real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds (including changes in interest rates), the impact of changes in environmental laws, overbuilding in a real estate company’s market, and environmental problems, could have a major effect on the value of real estate securities (which include REITs). Risks Related to Investing in the Industrials Sector Risks Related to Investing in the Industrials Sector applies to the Global X China Industrials ETF, Global X Brazil Industrials ETFand Global X Czech Republic ETF. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by damages from environmental claims and product liability claims. Risks Related to Investing in the Materials Sector Risks Related to Investing in the Materials Sector applies to the Global X China Materials ETF, Global X Central Asia & Mongolia ETF and Global X Brazil Materials ETF.

177 Issuers in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and worldwide competition. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Issuers in the materials sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and governmental regulations. Risks Related to Investing in the Oil Sector Risks Related to Investing in the Oil Sector applies to the Global X MSCI Nigeria ETF. The oil industry is cyclical and highly dependent on the market price of oil. The market value of companies in the oil industry are strongly affected by the levels and volatility of global oil prices, oil supply and demand, capital expenditures on exploration and production, energy conservation efforts, the prices of alternative fuels, exchange rates and technological advances. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. A significant portion of their revenues depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget restraints may have a material adverse effect on the stock prices of companies in the industry. Oil companies may also operate in countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Oil companies also face a significant civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials, and a risk of loss from terrorism or other natural disasters. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact on the Fund’s portfolio securities and the performance of the Fund. Oil companies can be significantly affected by the supply of and demand for specific products and services, weather conditions, exploration and production spending, government regulation, world events and general economic conditions. Risks Related to Investing in the Technology Sector Risks Related to Investing in the Technology Sector applies to the Global X NASDAQ China Technology ETF. Market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less- seasoned companies, tend to be more volatile than the overall market. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Risks Related to Investing in the Utilities Sector Risks Related to Investing in the Utilities Sector applies to the Global X Brazil Utilities ETF, Global X Brazil Utilities ETF and Global X FTSE Portugal 20 ETF. Stock prices for companies in the utilities sector are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate exchanges. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends are rising in times of rising costs. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater

178 competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditonal lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rate of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company's equipment unusable or obsolete and negatively impact profitability. Securities Lending Risk Securities Lending Risk applies to the Global X China Consumer ETF, Global X Southeast Asia ETF, Global X MSCI Colombia ETF, Global X FTSE Greece 20 ETF, Global X FTSE Nordic Region ETF, Global X MSCI Norway ETF, and Global X FTSE Portugal 20 ETF. A Fund may engage in lending its portfolio securities. Although a Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by a Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests. Also, as securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters. Securities Market Risk Because certain securities markets in the countries in which the Funds may invest are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries (such as the United States, Japan and most Western European countries), the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. A Fund’s investment in securities in these countries is subject to the risk that the liquidity of a particular security or investments generally will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in these countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes. Market volatility in the countries in which a Fund invests may also be heightened by the actions of a small number of investors. Brokerage firms in these countries may be fewer in number and less established than brokerage firms in more developed markets. Since a Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund (counterparty risk). This risk is magnified to the extent a Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms. Small- and Mid-Capitalization Companies Risk A Fund may invest a significant percentage of its assets in small or medium-capitalization companies. If it does so, it may be subject to certain risks associated with small- or medium-capitalization companies. These companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Tracking Error Risk Each Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing a Fund’s securities holdings to reflect changes in the composition of the Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because each Fund bears the costs and risks associated with buying and selling securities, while such costs and risks are not factored into the return of the Underlying

179 Index, a Fund’s return may deviate significantly from the return of the Underlying Index. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, due to legal restrictions or limitations imposed by the government of a particular country or a lack of liquidity on stock exchanges in which such securities trade. Each Fund is expected to value some or all of its investments based on fair value prices. To the extent a Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. Trading Halt Risk An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. U.S. Economic Risk The United States is a significant trading partner of or foreign investor in certain countries in which the Funds invest and the economies of these countries may be particularly affected by changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rate, a recession in the United States or increases in foreclosures rates may have a material adverse effect on economies of the countries in which such Fund invests. Valuation Risk The sales price a Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when a Fund does not price its Shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PORTFOLIO HOLDINGS INFORMATION A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ combined Statement of Additional Information (“SAI”). The top holdings of each Fund can be found at www.globalxfunds.com and Fund Fact sheets provide information regarding each Fund’s top holdings and may be requested by calling 1-888-GX-Fund-1 (1-888-493-8631). FUND MANAGEMENT Investment Adviser Global X Management Company LLC serves as the Adviser and the administrator for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters. The Adviser has been a registered investment adviser since 2008. The Adviser is a Delaware limited liability company with its principal offices located at 623 Fifth Ave., 15th Floor, New York, New York 10022. As of February 17, 2015, the Adviser provided investment advisory services for assets of approximately $3.8 billion. Pursuant to a Supervision and Administration Agreement and subject to the general supervision of the Board of Trustees of the Trust, the Adviser provides or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Funds and also bears the costs of various third-party services required by the Funds, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Funds pursuant to an Investment Advisory Agreement. Each Fund pays the Adviser a fee (“Management Fee”) in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. For the fiscal year ended October 31, 2014, the Funds paid a monthly Management Fee to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

180 Fund Management Fee Global X China Consumer ETF 0.65% Global X China Energy ETF 0.65% Global X China Financials ETF 0.65% Global X China Industrials ETF 0.65% Global X China Materials ETF 0.65% Global X NASDAQ China Technology ETF 0.65% Global X Brazil Consumer ETF 0.77% Global X Brazil Financials ETF 0.77% Global X Brazil Mid Cap ETF 0.69% Global X FTSE Andean 40 ETF 0.72% Global X MSCI Argentina ETF 0.74% Global X MSCI Southeast Asia ETF 0.65% Global X MSCI Colombia ETF 0.68% Global X Next Emerging & Frontier ETF 0.49% Global X FTSE Greece 20 ETF 0.55% Global X FTSE Nordic Region ETF 0.50% Global X MSCI Norway ETF 0.50% Global X FTSE Portugal 20 ETF 0.55% Global X MSCI Nigeria ETF 0.68% Global X Central Asia & Mongolia Index ETF 0.68% The Global X China Mid Cap ETF, Global X Brazil Industrials ETF, Global X Brazil Materials ETF, Global X Brazil Utilities ETF, Global X FTSE Bangladesh Index ETF, Global X Czech Republic Index ETF, and Global X MSCI Pakistan ETF were not operational during the fiscal year ended October 31, 2014. The Management Fee for each of the Global X China Mid Cap ETF, Global X Brazil Industrials ETF, Global X Brazil Materials ETF, Global X Brazil Utilities ETF, Global X FTSE Bangladesh Index ETF, Global X Czech Republic Index ETF, and Global X MSCI Pakistan ETF is at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.65%, 0.77%, 0.77%, 0.77%, 0.68%, 0.68%, 0.68%, respectively. In addition, each Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total expense ratio of a Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). In addition, the Global X MSCI Argentina ETF, Global X FTSE Bangladesh Index ETF, Global X MSCI Colombia ETF, Global X Next Emerging & Frontier ETF, Global X FTSE Greece 20 ETF, Global X FTSE Portugal 20 ETF, Global X Czech Republic Index ETF, Global X MSCI Nigeria ETF, Global X MSCI Pakistan ETF, and Global X Central Asia & Mongolia Index ETF pay asset-based custodial fees that are not covered by the Supervision and Administration Agreement. The Adviser may earn a profit on the Management Fee paid by the Funds. Also, the Adviser, and not shareholders of the Funds, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets. Pursuant to Expense Limitation Agreements, which expire on March 1, 2016, the Adviser agreed to reimburse or waive fees and/ or limit expenses (other than taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses) (“Excluded Expenses”)) of the Global X MSCI Colombia ETF, so that the Fund's Total Annual Fund Operating Expenses would not exceed 0.61% of its average daily net assets, and of the Global X MSCI Nigeria ETF so that the Fund's Total Annual Fund Operating Expenses would not exceed 0.68% of its average daily net assets. Global X MSCI Colombia ETF and Global X MSCI Nigeria ETF fees may no longer be waived or limited after that date. Approval of Advisory Agreement A discussion regarding the basis for the Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for each Fund (other than Global X China Mid Cap ETF, Global X Brazil Industrials ETF, Global X Brazil Materials ETF, Global X Brazil Utilities ETF, Global X FTSE Bangladesh Index ETF, Global X Czech Republic Index ETF, and Global X MSCI Pakistan ETF) is available in the Funds’ Semi-Annual Report to Shareholders for the fiscal half- year ended April 30. The Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for the other Funds will be available in the Funds’ first Semi-Annual Report or Annual Report to shareholders

181 for the period ended April 30 or October 31, respectively. Portfolio Management The Portfolio Managers who are currently responsible for the day-to-day management of the Funds' portfolios are Bruno del Ama, Jose Gonzalez, Luis Berruga and Chang Kim. Bruno del Ama: Bruno del Ama, CFA, has been Chief Executive Officer of the Adviser since March 2008. Mr. del Ama received a Master's in Business Administration from the Wharton Business School. Jose Gonzalez: Jose Gonzalez has been Chairman of the Adviser since February 2014 and served as Chief Operating Officer of the Adviser from March 2008 to January 2014. Mr. Gonzalez is a registered representative of GWM Group, Inc. (“GWM”), a registered broker-dealer. Mr. Gonzalez has been affiliated with GWM since 2006. Mr. Gonzalez holds the Series 7, 24, and 63 licenses. Luis Berruga: Luis Berruga has been Chief Operating Officer of the Adviser since February 2014. Previously, Mr. Berruga was an investment banker at Jefferies in the financial services group from 2012 through 2014 and a Regional Product Specialist in Morgan Stanley’s Private Wealth Management Group from 2005 through 2012. Mr. Berruga received his MBA from the Kellogg School of Management at Northwestern University. Chang Kim: Chang Kim, CFA, has been Portfolio Manager of the Funds since February, 2014. He joined the Adviser in September, 2009, where he was a Portfolio Analyst from April 2010 until January 2014. Mr. Kim received his Bachelor of Arts from Yale University in 2009. The SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities of the Funds. DISTRIBUTOR SEI Investments Distribution Co. ("Distributor") distributes Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by each Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor is not affiliated with the Adviser. BUYING AND SELLING FUND SHARES Shares of the Funds trade on the Exchange and in the secondary market during the trading day. Shares can be bought and sold throughout the trading day like other Shares of publicly-traded securities. There is no minimum investment for purchases made on the Exchange. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Shares (the “bid” price) and the price at which they are willing to sell Shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares varies over time based on a Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Shares, frequent trading may reduce investment return. Shares of a Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the "Creations and Redemptions" section in the SAI. Once created, Shares generally trade in the secondary market in amounts less than a Creation Unit. Shares of the Funds trade under the trading symbols listed for each Fund in the Fund Summaries section of the Prospectus. The Funds are listed on the Exchange, which is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

182 Book Entry Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes. Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any rights as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form. FREQUENT TRADING Unlike frequent trading of shares of a traditional open-end mutual fund (i.e., not exchange-traded shares), frequent trading of Shares on the secondary market does not disrupt portfolio management, increase a Fund's trading costs, lead to realization of capital gains, or otherwise harm Fund shareholders because these trades do not involve a Fund directly. A few institutional investors are authorized to purchase and redeem each Fund's Shares directly with the Fund. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, each Fund imposes transaction fees on in-kind purchases and redemptions of the Fund intended to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances, although transaction fees are subject to certain limits and therefore may not cover all related costs incurred by a Fund. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Funds. DISTRIBUTION AND SERVICE PLAN The Board of Trustees of the Trust has adopted a Distribution and Services Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No Rule 12b-1 fees are currently paid by a Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in a Fund. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of a Fund. DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized security gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Code, dividends may be declared and paid more frequently than annually for a Fund. Dividends and other distributions on Shares are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and security gain distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market.

183 TAXES The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. Distributions. Each Fund receives income and gains on its investments. The income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Each Fund intends to qualify as a regulated investment company ("RIC") under the Internal Revenue Code ("Code") for federal tax purposes and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares or whether you take distributions in cash of additional Shares. The maximum long-term capital gain rate applicable to individuals is 20%. Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by a Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Funds’ holdings may not be qualifying dividends. A portion of distributions paid by a Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. All dividends (including the deducted portion) must be included in a corporation’s alternative minimum taxable income calculations. Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31. You should note that if you buy Shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.” You will be informed of the amount of your ordinary income dividends, qualifying dividend income, and capital gain distributions at the time they are paid, and you will be advised of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund. A Fund’s investments in partnerships, including in partnerships defined as Qualified Publicly Traded Partnerships for tax purposes, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities. Excise Tax Distribution Requirements. Under the Internal Revenue Code (the "Code"), a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if such Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and

184 net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by such Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which such Fund pays income tax for the taxable year ending in the calendar year. Although each Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, such Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Funds intend to declare and pay these amounts in December (or in January, which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that their distributions will be sufficient to eliminate all such taxes. Foreign Currencies. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time such Fund actually collects such receivables or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of such Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain. Foreign Taxes. Each Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election, it will be entitled to deduct such taxes in computing the amounts it is required to distribute. Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss is recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one year at the time you sell or exchange them. Gains and losses on Shares held for one year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gain distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired. IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan will not be currently taxable unless the Shares were purchased with borrowed funds. Backup Withholding. Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury the applicable back- up withholding rate of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service, or (iii) who has failed to certify to a Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.” U.S. Tax Treatment of Foreign Shareholders. A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of Shares or in respect of capital gain dividends (i.e., dividends attributable to long- term capital gains of a Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by such Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Nonresident, non-U.S. citizens will not be subject to tax on a RIC's "interest-related dividends" or "short-term capital gain dividends". Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in a Fund. Federal law requires that mutual fund complexes or intermediaries report their shareholders' cost basis, gain/loss, and holding period to the IRS on the Funds' shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any RIC and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

185 General Disclaimer. For those securities defined as "covered" under current IRS cost basis tax reporting regulations, the Funds or intermediaries are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method. State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest earned by a Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality. Consult Your Tax Professional. Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning. DETERMINATION OF NET ASSET VALUE Each Fund calculates its NAV as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). In calculating a Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost, provided the amortized cost is approximately the value on current sale of the security. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. A Fund may use various pricing services or discontinue the use of any pricing service. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by a Fund’s Board of Trustees. A price obtained from a pricing service based on such pricing service's valuation matrix may be used to fair value a security. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations. Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations. Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index. Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of a Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules, redemption requests made on certain dates may result in a settlement period exceeding seven calendar days. A list of the holiday schedules of the foreign exchanges of each Fund’s Underlying Index, as well as the dates on which a settlement period would exceed seven calendar days in 2015 and 2016, is contained in the SAI.

186 The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser. Any use of a different rate from the rates used by each Index Provider may adversely affect a Fund’s ability to track its Underlying Index. The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the NYSE or listing exchange is closed (other than customary weekend and holiday closings), (2) for any period during which trading on the NYSE or listing exchange is suspended or restricted, (3) for any period during which an emergency exists as a result of which disposal of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable, or (4) in such other circumstances as the SEC permits. PREMIUM/DISCOUNT INFORMATION Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters can be found at www.globalxfunds.com. TOTAL RETURN INFORMATION Each Fund (other than the Global X China Mid Cap ETF, Global X Brazil Industrials ETF, Global X Brazil Materials ETF, Global X Brazil Utilities ETF, Global X FTSE Bangladesh Index ETF, Global X Czech Republic Index ETF, and Global X MSCI Pakistan ETF) had commenced operations as of the most recent fiscal year end. The tables that follow present information about the total returns of each of these Fund’s Underlying Index and the total returns of each Fund. The information presented for each Fund is as of its fiscal year ended October 31, 2014. “Annualized Total Returns” or "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated. Each Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund Shares. The NAV return is based on the NAV of each Fund and the market return is based on the market prices of the Fund. The price used to calculate market prices is determined by using the midpoint between the bid and the ask on the primary stock exchange on which Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market prices and NAV, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike a Fund, an Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of a Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. The investment return and principal value of Shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. A Fund’s past performance is no guarantee of future results.

Annualized Total Returns
Inception to 10/31/14

| Annualized Inception to 10/31/2014 | NAV | MARKET | UNDERLYING INDEX |
|---|---|---|---|
| Global X China Consumer ETF [1] | -1.79% | -1.82% | -1.50% |
| Global X China Energy ETF [2] | 1.35% | 1.28% | 2.28% |
| Global X China Financials ETF [3] | -0.83% | -0.91% | -0.50% |
| Global X China Industrials ETF [4] | -2.74% | -2.65% | -2.34% |
| Global X China Materials ETF [5] | -12.60% | -12.51% | -11.84% |
| Global X NASDAQ China Technology ETF [6*] | 10.40% | 10.24% | 11.22 |
| Global X Brazil Consumer ETF [7] | 2.56% | 2.36% | 3.71% |
| Global X Brazil Financials ETF [8] | -5.13% | -5.51% | -4.56% |
| Global X Brazil Mid Cap ETF [9] | -2.17% | -2.30% | -1.40% |
| Global X FTSE Andean 40 ETF [10] | -7.38% | -7.47% | -6.88% |
| Global X MSCI Argentina ETF [11**] | -7.85% | -7.87% | -6.95% |
| Global X Southeast Asia ETF [12] | 5.30% | 5.35% | 5.91% |
| Global X MSCI Colombia ETF [13***] | 18.26% | 18.37% | 19.42% |
| Global X FTSE Greece 20 ETF [14] | 1.67% | 1.38% | 2.75% |
| Global X FTSE Nordic Region ETF [15] | 12.57% | 12.62% | 12.50% |
| Global X MSCI Norway ETF [16****] | 2.09% | 2.21% | 2.16% |
| Global X MSCI Nigeria ETF [17*****] | -8.98% | -6.16% | -8.13% |
| Global X Central Asia & Mongolia Index ETF [17] | -9.81% | -10.01% | -9.26% |

1 *For the period since inception on 11/30/09 to 10/31/14*
2 *For the period since inception on 12/15/09 to 10/31/14*
3 *For the period since inception on 12/10/09 to 10/31/14*
4 *For the period since inception on 11/30/09 to 10/31/14*
5 *For the period since inception on 01/12/10 to 10/31/14*
6 *For the period since inception on 12/08/09 to 10/31/14*
7 *For the period since inception on 07/07/10 to 10/31/14*
8 *For the period since inception on 07/28/10 to 10/31/14*
9 *For the period since inception on 06/21/10 to 10/31/14*
10 *For the period since inception on 02/02/11 to 10/31/14*
11 *For the period since inception on 03/02/11 to 10/31/14*
12 *For the period since inception on 02/16/11 to 10/31/14*
13 *For the period since inception on 02/05/09 to 10/31/14*
14 *For the period since inception on 12/07/11 to 10/31/14*
15 *For the period since inception on 08/17/09 to 10/31/14*
16 *For the period since inception on 11/09/10 to 10/31/14*
17 *For the period since inception on 04/02/13 to 10/31/14*

* *Index performance reflects the performance of the Solactive China Technology Index through December 12, 2011 and the NASDAQ OMX China Technology Index thereafter.*

** *Index performance reflects the performance of the FTSE Argentina 20 Index through August 14, 2014 and the MSCI All Argentina 25/50 Index thereafter.*

*** *Index performance reflects the performance of the FTSE Colombia 20 Index through July 14, 2014 and the MSCI All Colombia Capped Index thereafter.*

**** *Index performance reflects the performance of the FTSE Norway 30 Index through July 14, 2014 and the MSCI Norway IMI 25/50 Index thereafter.*

***** *Index performance reflects the performance of the Solactive Nigeria Index through August 14, 2014 and the MSCI All Nigeria Select 25/50 Index thereafter.*

187

Cumulative Total Returns
Inception to 10/31/14

| **Cummulative Inception to 10/31/2014** | **NAV** | **MARKET** | **UNDERLYING INDEX** |
|---|---|---|---|
| Global X China Consumer ETF [1] | -8.49% | -8.63% | -7.18% |
| Global X China Energy ETF [2] | 6.75% | 6.42% | 11.64% |
| Global X China Financials ETF [3] | -4.00% | -4.38% | -2.43% |
| Global X China Industrials ETF [4] | -12.79% | -12.39% | -11.01% |
| Global X China Materials ETF [5] | -47.60% | -47.36% | -45.41% |
| Global X NASDAQ China Technology ETF [6*] | 62.32% | 61.12% | 68.39% |
| Global X Brazil Consumer ETF [7] | 11.53% | 10.58% | 17.04% |
| Global X Brazil Financials ETF [8] | -20.10% | -21.44% | -18.03% |
| Global X Brazil Mid Cap ETF [9] | -9.11% | -9.62% | -5.97% |
| Global X FTSE Andean 40 ETF [10] | -24.94% | -25.23% | -23.43% |
| Global X MSCI Argentina ETF [11**] | -25.86% | -25.92% | -23.24% |
| Global X Southeast Asia ETF [12] | 21.06% | 21.30% | 23.72% |
| Global X MSCI Colombia ETF [13***] | 161.68% | 163.11% | 176.82% |
| Global X Next Emerging & Frontier ETF[14] | 2.07% | 1.23% | 2.39% |
| Global X FTSE Greece 20 ETF [15] | 4.93% | 4.06% | 8.20% |
| Global X FTSE Nordic Region ETF [16] | 85.21% | 85.59% | 84.71% |
| Global X MSCI Norway ETF [17****] | 8.56% | 9.08% | 8.87% |
| Global X FTSE Portugal 20 ETF[18] | -15.89% | -15.76% | -14.66% |
| Global X MSCI Nigeria ETF [19*****] | -13.80% | -9.55% | -12.54% |
| Global X Central Asia & Mongolia Index ETF [19] | -15.03% | -15.34% | -14.24% |

1 *For the period since inception on 11/30/09 to 10/31/14*
2 *For the period since inception on 12/15/09 to 10/31/14*
3 *For the period since inception on 12/10/09 to 10/31/14*
4 *For the period since inception on 11/30/09 to 10/31/14*
5 *For the period since inception on 01/12/10 to 10/31/14*
6 *For the period since inception on 12/08/09 to 10/31/14*
7 *For the period since inception on 07/07/10 to 10/31/14*
8 *For the period since inception on 07/28/10 to 10/31/14*
9 *For the period since inception on 06/21/10 to 10/31/14*
10 *For the period since inception on 02/02/11 to 10/31/14*
11 *For the period since inception on 03/02/11 to 10/31/14*
12 *For the period since inception on 02/16/11 to 10/31/14*
13 *For the period since inception on 02/05/09 to 10/31/14*
14 *For the period since inception on 11/06/13 to 10/31/14*
15 *For the period since inception on 12/07/11 to 10/31/14*
16 *For the period since inception on 08/17/09 to 10/31/14*
17 *For the period since inception on 11/09/10 to 10/31/14*
18 *For the period since inception on 11/12/13 to 10/31/14*
19 *For the period since inception on 04/02/13 to 10/31/14*

* *Index performance reflects the performance of the Solactive China Technology Index through December 12, 2011 and the NASDAQ OMX China Technology Index thereafter.*

** *Index performance reflects the performance of the FTSE Argentina 20 Index through August 14, 2014 and the MSCI All Argentina 25/50 Index thereafter.*

*** *Index performance reflects the performance of the FTSE Colombia 20 Index through July 14, 2014 and the MSCI All Colombia Capped Index thereafter.*

**** *Index performance reflects the performance of the FTSE Norway 30 Index through July 14, 2014 and the MSCI Norway IMI 25/50 Index thereafter.*

***** *Index performance reflects the performance of the Solactive Nigeria Index through August 14, 2014 and the MSCI All Nigeria Select 25/50 Index thereafter.*

188

189 INFORMATION REGARDING THE INDICES AND THE INDEX PROVIDERS Solactive China Consumer Total Return Index The Solactive China Consumer Total Return Index is designed to reflect the equity performance of the consumer sector in China. It is made up of securities of companies which have their main business operations in the consumer sector and generally includes companies whose businesses involve: general retail; diversified consumer services; food production and retail; beverages; household goods; leisure goods; personal goods; automobiles, auto components and distributors; tobacco; media; and travel and leisure. Only securities which are tradable for foreign investors without restrictions are eligible, such as Hong Kong listed securities incorporated in mainland China (H-shares) or with main business operations in China (Red chips), and Chinese ADRs and GDRs. The stocks are screened for liquidity and weighted according to free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Solactive AG. Solactive China Energy Total Return Index The Solactive China Energy Total Return Index is designed to reflect the equity performance of the energy sector in China. It is made up of securities of companies which have their main business operations in the energy sector and generally includes companies whose businesses involve: oil, gas, consumable fuels, alternative energy and electricity production and distribution; and energy equipment and services. Only securities which are tradable for foreign investors without restrictions are eligible, such as Hong Kong listed securities incorporated in mainland China (H-shares) or with main business operations in China (Red chips), and Chinese ADRs and GDRs.. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Solactive AG. Solactive China Financials Total Return Index The Solactive China Financials Total Return Index is designed to reflect the equity performance of the financials sector in China. It is made up of securities of companies which have their main business operations in the financials sector and generally includes companies whose businesses involve: banking; insurance; real estate; and financial services. Only securities which are tradable for foreign investors without restrictions are eligible, such as Hong Kong listed securities incorporated in mainland China (H- shares) or with main business operations in China (Red chips), and Chinese ADRs and GDRs. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Solactive AG. Solactive China Industrials Total Return Index The Solactive China Industrials Total Return Index is designed to reflect the equity performance of the industrial sector in China. It is made up of securities of companies which have their main business operations in the industrial sector and generally includes companies whose businesses involve: construction and materials; electronic and electrical equipment; industrial engineering; industrial transportation; and support services; and trading companies, shipbuilding and aerospace. Only securities which are tradable for foreign investors without restrictions are eligible, such as Hong Kong listed securities incorporated in mainland China (H-shares) or with main business operations in China (Red chips), and Chinese ADRs and GDRs. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Solactive AG. Solactive China Materials Total Return Index The Solactive China Materials Total Return Index is designed to reflect the equity performance of the basic materials sector in China. It is made up of securities of companies which have their main business operations in the basic materials sector and generally includes companies whose businesses involve: chemicals; metals and mining; and forestry and paper products. Only securities which are tradable for foreign investors without restrictions are eligible, such as Hong Kong listed securities incorporated in mainland China (H-shares) or with main business operations in China (Red chips), and Chinese ADRs and GDRs. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Solactive AG.

190 Solactive China Mid Cap Index The Solactive China Mid Cap Index is designed to reflect the equity performance of Chinese mid-market capitalization companies. It is comprised of the 40 highest ranked companies whose market capitalization is less than 10 billion as of the date of its inclusion in the index. Only securities which are tradable for foreign investors without restrictions are eligible, such as Hong Kong listed securities incorporated in mainland China (H-shares) or with main business operations in China (Red chips), and Chinese ADRs and GDRs. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Solactive AG. NASDAQ OMX China Technology Index The NASDAQ OMX China Technology Index is designed to track the performance of the technology sector in China. It is made up of securities of companies which have their main business operations in the technology sector and generally includes companies whose businesses involve: computer services; internet; software; computer hardware; electronic office equipment; semiconductors; and telecommunications equipment. Only securities which are tradable for foreign investors without restrictions are eligible, such as Shanghai and Shenzhen B-shares, Hong Kong listed securities incorporated in mainland China (H-shares) or with main business operations in China (Red chips), and Chinese ADRs. The stocks are screened for liquidity and weighted according to float adjusted modified market-capitalization. The index is maintained by NASDAQ OMX. Solactive Brazil Consumer Index The Solactive Brazil Consumer Index is designed to reflect the equity performance of the consumer sector in Brazil. It is comprised of securities of companies which have their main business operations in the consumer sector and are domiciled, principally traded in or have their main business operations in Brazil. The stocks are screened for liquidity and weighted according to modified free- float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Solactive AG. Solactive Brazil Financials Index The Solactive Brazil Financials Index is designed to reflect the equity performance of the financials sector in Brazil. It is comprised of securities of companies which have their main business operations in the financials sector and are domiciled, principally traded in or have their main business operations in Brazil. The stocks are screened for liquidity and weighted according to modified free- float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Solactive AG. Solactive Brazil Industrials Index The Solactive Brazil Industrials Index is designed to reflect the equity performance of the industrials sector in Brazil. It is comprised of securities of companies which have their main business operations in the industrial sector and are domiciled, principally traded or have their main business operations in Brazil. The stocks are screened for liquidity and weighted according to modified free- float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Solactive AG. Solactive Brazil Materials Index The Solactive Brazil Materials Index is designed to reflect the equity performance of the materials sector in Brazil. It is comprised of securities of companies which have their main business operations in the materials sector and are domiciled, principally traded in or have their main business operations in Brazil. The stocks are screened for liquidity and weighted according to modified free- float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Solactive AG.

191 Solactive Brazil Mid Cap Index The Solactive Brazil Mid Cap Index is designed to reflect the equity performance of Brazilian mid-market capitalization companies. It is comprised of the 40 highest ranked companies whose market capitalization is less than 10 billion as of the date of its inclusion in the index. The index is comprised of companies that are domiciled, principally traded in or have their main business operations in Brazil. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG. Solactive Brazil Utilities Index The Solactive Brazil Utilities Index is designed to reflect the equity performance of the utilities sector in Brazil. It is comprised of securities of companies which have their main business operations in the utilities sector and are domiciled, principally traded in or have their main business operations in Brazil. The stocks are screened for liquidity and weighted according to modified free- float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Solactive AG. FTSE Andean 40 Index The FTSE Andean 40 Index tracks the equity performance of the 40 largest companies in Chile, Colombia, and Peru. The index is free-float adjusted and weighted by modified market capitalization. Stocks are liquidity screened to ensure that the index is tradable, and a unique capping methodology makes it suitable for the use as the basis for investment products such as derivatives and ETFs. The index is maintained by FTSE. MSCI All Argentina 25/50 Index The MSCI All Argentina 25/50 Index is designed to represent the performance of the broad Argentina equity universe, while including a minimum number of constituents. The broad Argentina equity universe includes securities that are classified in Argentina according to the MSCI Global Investable Market Index Methodology, together with companies that are headquartered or listed in Argentina and carry out the majority of their operations in Argentina. The index targets a minimum of 25 securities and 20 issuers at construction. The index is designed to take into account the 25% and 50% concentration constraints required for a funds to qualify as a RIC in the United States under the Code. At each quarterly rebalance, no single index constituent may exceed 25% of the index weight, and the sum of all constituents with index weights greater than 5% may not exceed 50%. FTSE/ASEAN 40 Index The FTSE/ASEAN 40 Index tracks the equity performance of the 40 largest companies in the five ASEAN regions: Singapore, Malaysia, Indonesia, Thailand and Philippines. The index is free-float adjusted and weighted by modified market capitalization and designed using eligible stocks within the FTSE All-World universe. Stocks are liquidity screened to ensure that the index is tradable. The index is maintained by FTSE. FTSE Bangladesh Index The FTSE Bangladesh Index is designed to reflect broad based equity market performance in Bangladesh. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Bangladesh. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE. MSCI All Colombia Capped Index The MSCI All Colombia Capped Index is designed to represent the performance of the broad Colombia equity universe, while including a minimum number of constituents. The broad Colombia equity universe includes securities that are classified in Colombia according to the MSCI Global Investable Market Index Methodology, together with companies that are headquartered or listed in Colombia and carry out the majority of their operations in Colombia. The index targets a minimum of 25 securities and 20 issuers at construction. The index is designed to take into account the 25% and 50% concentration constraints required for a funds to qualify as a RIC in the United States under the Code. At each quarterly rebalance, no single index constituent may exceed 25% of the index weight, and the sum of all constituents with index weights greater than 5% may not exceed 50%.

192 Solactive Next Emerging & Frontier Index The Solactive Next Emerging & Frontier Index is designed to reflect equity performance of the Next Emerging markets and Frontier markets companies, as defined by Solactive AG. Next Emerging markets are defined as emerging market countries beyond the BRICs (Brazil, Russia, India and China are excluded) and beyond the most developed tier of emerging markets (currently South Korea and Taiwan are also excluded). The Underlying Index is comprised of common stocks, ADRs and GDRs of selected companies globally that are domiciled, principally traded in or have their main business operations in these markets or that generate at least 50% of their revenues from these markets. The index screens the largest stocks according to free-float market capitalization and weights them by modified liquidity. FTSE/ATHEX Custom Capped Index The FTSE/ATHEX Custom Capped Index is designed to reflect broad-based equity market performance in Greece. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of the top 20 companies that are domiciled in, principally traded in or whose revenues are primarily from Greece. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE. FTSE Nordic 30 Index The FTSE Nordic 30 Index is designed to reflect broad-based equity market performance in Sweden, Denmark, Norway and Finland. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of the top 30 companies domiciled in, principally traded in or whose revenues are primarily from Sweden, Denmark, Norway and Finland. The index is maintained by FTSE. MSCI Norway IMI 25/50 Index The MSCI Norway IMI 25/50 Index is designed to measure the performance of the large, mid and small cap segments of the Norwegian market. It applies certain investment limits that are imposed on RICs, under the Code. With 54 constituents, the index covers approximately 99% of the free float-adjusted market capitalization in Norway. FTSE Portugal 20 Index The FTSE Portugal 20 Index is designed to reflect broad-based equity market performance in Portugal. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of the top 20 companies that are domiciled in, principally traded in or whose revenues are primarily from Portugal. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE. Solactive Czech Republic Index The Solactive Czech Republic Index is designed to reflect broad-based equity market performance in the Czech Republic. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Czech Republic. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG. MSCI All Nigeria Select 25/50 Index The MSCI All Nigeria Select 25/50 Index is designed to represent the performance of the broad Nigeria equity universe, while including a minimum number of constituents. The broad Nigeria equity universe includes securities that are classified in Nigeria according to the MSCI Global Investable Market Index Methodology, together with companies that are headquartered or listed in Nigeria and carry out the majority of their operations in Nigeria. Further, the Index only includes securities with a minimum liquidity threshold of USD$100,000 average daily traded value, subject to 20 constituents being included in the Index. If not, securities are added in the decreasing order of average daily traded value until 20 securities are selected. The index targets a minimum of 20 securities at construction.

193 MSCI All Pakistan 25/50 Index The MSCI All Pakistan 25/50 Index is designed to represent the performance of the broad Pakistan equity universe, while including a minimum number of constituents. The broad Pakistan equity universe includes securities that are classified in Pakistan according to the MSCI Global Investable Market Index Methodology, together with companies that are headquartered or listed in Pakistan and carry out the majority of their operations in Pakistan. The index targets a minimum of 25 securities and 20 issuers at construction. The index is designed to take into account the 25% and 50% concentration constraints required for a funds to qualify as a RIC in the United States under the Code. At each quarterly rebalance, no single index constituent may exceed 25% of the index weight, and the sum of all constituents with index weights greater than 5% may not exceed 50%. Solactive Central Asia & Mongolia Index The Solactive Central Asia & Mongolia Index is designed to reflect the broad-based equity performance of Central Asia. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Mongolia, Kazakhstan, Kyrgyzstan, Tajikistan, Turkmenistan, and Uzbekistan. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG. Each Index Provider is described separately below: Solactive AG is a leading company in the structuring and indexing business for institutional clients. Solactive AG runs the Solactive index platform (formerly S-BOX platform). Solactive AG indices are used by issuers worldwide as underlying indices for financial products. Solactive AG does not sponsor, endorse or promote any of the Funds and is not in any way connected to them and does not accept any liability in relation to their issue, operation or trading. FTSE is a world-leader in the creation and management of over 100,000 equity, bond and hedge fund indices. With offices in Beijing, London, Frankfurt, Hong Kong, Boston, Shanghai, Madrid, Paris, New York, San Francisco, Sydney and Tokyo, FTSE Group services clients in 77 countries worldwide. FTSE is an independent company owned by The Financial Times and the London Stock Exchange. FTSE does not give financial advice to clients, which allows for the provision of truly objective market information. FTSE indices are used extensively by investors world-wide such as consultants, asset owners, asset managers, investment banks, stock exchanges and brokers. FTSE does not sponsor, endorse or promote any of the Funds and is not in any way connected to them and does not accept any liability in relation to their issue, operation and trading. The NASDAQ OMX Group, Inc. delivers trading, exchange technology and public company services across six continents, with more than 3,500 listed companies. NASDAQ OMX offers multiple capital raising solutions to companies around the globe, including its U.S. listings market, NASDAQ OMX Nordic, NASDAQ OMX Baltic, NASDAQ OMX First North, and the U.S. 144A sector. The company offers trading across multiple asset classes including equities, derivatives, debt, commodities, structured products and exchange-traded funds. NASDAQ OMX technology supports the operations of over 70 exchanges, clearing organizations and central securities depositories in more than 50 countries. NASDAQ OMX Nordic and NASDAQ OMX Baltic are not legal entities but describe the common offering from NASDAQ OMX exchanges in Helsinki, Copenhagen, Stockholm, Iceland, Tallinn, Riga, and Vilnius. NASDAQ OMX is a leading, global provider of index services including design, development, calculation, dissemination, licensing and marketing across six continents. As a premier full-service provider, NASDAQ OMX is dedicated to designing powerful, relevant index and benchmark families that are in sync with the continually changing market environment. Utilizing the expanded coverage of our global footprint with four distinct index brands - NASDAQ, OMX, NASDAQ OMX, and PHLX - NASDAQ OMX has more than 2,500 diverse indexes that provide coverage across asset classes, countries and sectors. The Product(s) is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the NASDAQ 500 Index, NASDAQ 400 Index and NASDAQ OMX Global Technology Index to track general stock market performance. The Corporations' only relationship to Global X Management Company, LLC (“Licensee”) is in the licensing of the NASDAQ®, OMX®, NASDAQ OMX®, NASDAQ 500 IndexSM, NASDAQ 400 IndexSM and NASDAQ OMX Global Technology IndexSM registered trademarks, and certain trade names and service marks of the Corporations and the use of the NASDAQ 500 Index, NASDAQ 400 Index and NASDAQ OMX Global Technology Index which is determined, composed and calculated by NASDAQ OMX without regard to Licensee or the Product(s). NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the NASDAQ 500 Index, NASDAQ 400 Index and NASDAQ OMX Global Technology

194 Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product (s). The corporations do not guarantee the accuracy and/or uninterrupted calculation of the NASDAQ 500 Index, NASDAQ 400 Index, NASDAQ OMX Global Technology Index or any data included therein. The corporations make no warranty, express or implied, as to results to be obtained by licensee, owners of the product(s), or any other person or entity from the use of the NASDAQ 500 Index, NASDAQ 400 Index, NASDAQ OMX Global Technology Index or any data included therein. The corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the NASDAQ 500 Index, NASDAQ 400 Index, NASDAQ OMX Global Technology Index or any data included therein. Without limiting any of the foregoing, in no event shall the corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages. THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE ''MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK (S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE ADVISER. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND. ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND. OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND. AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THERE IN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIAB I LITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. No purchaser, seller or holder of this Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this Fund without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI. OTHER SERVICE PROVIDERS SEI Investments Global Funds Services is the sub-administrator for each Fund. Brown Brothers Harriman & Co. is the custodian and transfer agent for each Fund.

195 K&L Gates LLP serves as legal counsel to Global X Funds ® ("Trust") and the Trust's Independent Trustees. Ernst & Young LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund. FINANCIAL HIGHLIGHTS The following Funds had commenced operations and have financial highlights for the fiscal year ended October 31, 2014: Global X China Consumer ETF, Global X China Energy ETF, Global X China Financials ETF, Global X China Materials ETF, Global X China Industrials ETF, Global X NASDAQ China Technology ETF, Global X Brazil Consumers ETF, Global X Brazil Financials ETF, Global X Brazil Mid Cap ETF, Global X FTSE Andean 40 ETF, Global X MSCI Argentina ETF, Global X Southeast Asia ETF, Global X MSCI Colombia ETF, Global X FTSE Greece 20 ETF, Global X FTSE Nordic Region ETF, Global X MSCI Norway ETF, Global X MSCI Nigeria ETF, Global X Next Emerging & Frontier ETF, Global X FTSE Portugal 20 ETF and Global X Central Asia & Mongolia Index ETF. The other Funds had not commenced operations as of the October 31, 2014 fiscal year end, thus financial highlights are not yet available. The financial highlights tables are intended to help investors understand a Fund’s financial performance since the Fund's inception. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. Ernst & Young LLP serves as the Funds’ independent registered public accounting firm and has audited the financial statements of the Funds for the fiscal years ended October 31, 2011, 2012, 2013 and 2014. Their report appears in the Trust’s annual report, which, along with the Funds' financial statements, is available without charge upon request. Information reported for fiscal periods before 2011 were audited by the Funds’ former independent registered public accounting firm.

FINANCIAL HIGHLIGHTS

## Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

| | Net Asset Value, Beginning of Period ($) | Net Investment Income ($)* | Net Realized and Unrealized Gain (Loss) on Investments ($) | Total from Operations ($) | Distribution from Net Investment Income ($) | Distribution from Capital Gains ($) | Total from Distributions ($) | Net Asset Value, End of Period ($) | Total Return (%)** | Net Assets End of Period ($)(000) | Ratio of Expenses to Average Net Assets (%) | Ratio of Net Investment Income to Average Net Assets (%) | Portfolio Turnover (%) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Global X China Consumer ETF** | | | | | | | | | | | | | |
| **2014** | 15.87 | 0.17 | (2.07) | (1.90) | (0.15) | — | (0.15) | 13.82 | (12.09) | 134,014 | 0.65 | 1.18 | 18.89 |
| **2013** | 14.00 | 0.16 | 1.88 | 2.04 | (0.17) | — | (0.17) | 15.87 | 14.66 | 170,554 | 0.65 | 1.11 | 27.76 |
| **2012** | 15.29 | 0.24 | (1.47) | (1.23) | (0.06) | — | (0.06) | 14.00 | (8.06) | 126,715 | 0.65 | 1.73 | 17.32 |
| **2011** | 20.33 | 0.17 | (5.02) | (4.85) | (0.19) | — | (0.19) | 15.29 | (23.99) | 136,858 | 0.65 | 0.98 | 12.37 |
| **2010(1)** | 15.65 | 0.17 | 4.51 | 4.68 | — | — | — | 20.33 | 29.90 | 174,875 | 0.65† | 1.03† | 3.91†† |
| **Global X China Energy ETF** | | | | | | | | | | | | | |
| **2014** | 15.11 | 0.29 | (0.09) | 0.20 | (0.28) | — | (0.28) | 15.03 | 1.34 | 4,509 | 0.65 | 1.90 | 12.65 |
| **2013** | 13.76 | 0.26 | 1.34 | 1.60 | (0.25) | — | (0.25) | 15.11 | 11.72 | 4,534 | 0.65 | 1.82 | 24.41 |
| **2012** | 13.78 | 0.25 | (0.01) | 0.24 | (0.26) | — | (0.26) | 13.76 | 1.87 | 4,816 | 0.65 | 1.85 | 17.22 |
| **2011** | 15.72 | 0.27 | (2.07) | (1.80) | (0.14) | — | (0.14) | 13.78 | (11.57) | 4,822 | 0.65 | 1.70 | 11.39 |
| **2010(2)** | 15.02 | 0.23 | 0.47 | 0.70 | — | — | — | 15.72 | 4.66 | 4,717 | 0.65† | 1.80† | 20.55†† |
| **Global X China Financials ETF** | | | | | | | | | | | | | |
| **2014** | 13.29 | 0.23 | 0.05^ | 0.28 | (0.07) | — | (0.07) | 13.50 | 2.08 | 48,585 | 0.65 | 1.76 | 6.90 |
| **2013** | 12.03 | 0.27 | 1.36 | 1.63 | (0.37) | — | (0.37) | 13.29 | 13.61 | 42,518 | 0.65 | 2.09 | 33.49 |
| **2012** | 10.92 | 0.20 | 0.92 | 1.12 | (0.01) | — | (0.01) | 12.03 | 10.28 | 6,013 | 0.65 | 1.76 | 14.02 |
| **2011** | 14.77 | 0.03 | (3.56) | (3.53) | (0.32) | — | (0.32) | 10.92 | (24.29) | 10,924 | 0.65 | 0.25 | 41.54 |
| **2010(3)** | 14.90 | 0.27 | (0.40) | (0.13) | — | — | — | 14.77 | (0.87) | 70,158 | 0.65† | 2.26† | 14.42†† |
| **Global X China Industrials ETF** | | | | | | | | | | | | | |
| **2014** | 12.14 | 0.15 | 0.83 | 0.98 | (0.19) | — | (0.19) | 12.93 | 8.13 | 5,821 | 0.65 | 1.24 | 10.61 |
| **2013** | 11.40 | 0.15 | 0.75 | 0.90 | (0.16) | — | (0.16) | 12.14 | 7.89 | 4,248 | 0.65 | 1.28 | 19.01 |
| **2012** | 11.39 | 0.16 | (0.13) | 0.03 | (0.02) | — | (0.02) | 11.40 | 0.30 | 4,561 | 0.65 | 1.48 | 23.00 |
| **2011** | 17.13 | 0.13 | (5.64) | (5.51) | (0.23) | — | (0.23) | 11.39 | (32.56) | 4,558 | 0.65 | 0.88 | 20.13 |
| **2010(1)** | 15.50 | 0.08 | 1.55 | 1.63 | — | — | — | 17.13 | 10.52 | 12,850 | 0.65† | 0.61† | 12.74†† |
| **Global X China Materials ETF** | | | | | | | | | | | | | |
| **2014** | 15.13 | 0.19 | (0.27) | (0.08) | (0.25) | — | (0.25) | 14.80 | (0.57) | 2,959 | 0.65 | 1.26 | 13.51 |
| **2013(4)** | 16.28 | 0.17 | (1.05) | (0.88) | (0.27) | — | (0.27) | 15.13 | (5.63) | 2,269 | 0.65 | 1.65 | 31.07 |
| **2012(4)** | 19.16 | 0.25 | (3.13) | (2.88) | — | — | — | 16.28 | (15.03) | 2,441 | 0.65 | 1.50 | 50.30 |
| **2011(4)** | 29.18 | 0.01 | (9.74) | (9.73) | (0.29) | — | (0.29) | 19.16 | (33.69) | 2,875 | 0.65 | 0.05 | 36.82 |
| **2010(4)(5)** | 29.90 | 0.05 | (0.77) | (0.72) | — | — | — | 29.18 | (2.41) | 57,642 | 0.65† | 0.23† | 6.13†† |
| **Global X NASDAQ China Technology ETF** | | | | | | | | | | | | | |
| **2014** | 20.63 | 0.06 | 2.80 | 2.86 | (0.01) | — | (0.01) | 23.48 | 13.85 | 22,307 | 0.65 | 0.29 | 64.79 |
| **2013** | 13.77 | 0.02 | 6.92 | 6.94 | (0.08) | — | (0.08) | 20.63 | 50.68 | 10,317 | 0.65 | 0.14 | 57.24 |
| **2012** | 15.38 | 0.05 | (1.47) | (1.42) | (0.19) | — | (0.19) | 13.77 | (9.17) | 2,754 | 0.65 | 0.35 | 53.45 |
| **2011** | 17.21 | 0.38 | (2.05) | (1.67) | (0.03) | (0.13) | (0.16) | 15.38 | (9.81) | 4,614 | 0.65 | 2.26 | 16.79 |
| **2010(6)** | 14.90 | 0.03 | 2.28 | 2.31 | — | — | — | 17.21 | 15.50 | 4,301 | 0.65† | 0.24† | 5.15†† |
| **Global X Southeast Asia ETF** | | | | | | | | | | | | | |
| **2014** | 17.12 | 0.39 | (0.16) | 0.23 | (0.59) | — | (0.59) | 16.76 | 1.68 | 29,336 | 0.65 | 2.36 | 8.36 |
| **2013** | 16.75 | 0.47 | 0.28^ | 0.75 | (0.38) | — | (0.38) | 17.12 | 4.50 | 49,634 | 0.65 | 2.73 | 24.07 |
| **2012** | 15.51 | 0.51 | 1.10 | 1.61 | (0.37) | — | (0.37) | 16.75 | 10.77 | 32,656 | 0.65 | 3.23 | 9.69 |
| **2011(7)** | 15.08 | 0.38 | 0.05 | 0.43 | — | — | — | 15.51 | 2.85 | 23,262 | 0.62† | 3.46† | 2.68†† |

196

197 (1) The Fund commenced operations on November 30, 2009. (2) The Fund commenced operations on December 15, 2009. (3) The Fund commenced operations on December 10, 2009. (4) Per share amounts have been restated for a 1 for 2 reverse share split. See Note 8 in the Notes to Financial Statements for additional information. (5) The Fund commenced operations on January 12, 2010. (6) The Fund commenced operations on December 8, 2009. (7) The Fund commenced operations on February 16, 2011. ^ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund. * Per share data calculated using average shares method. ** Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. † Annualized. †† Portfolio turnover rate is for the period indicated and has not been annualized. Excludes effect of in-kind transfers. Amounts designated as “—” are either $0 or have been rounded to $0.

FINANCIAL HIGHLIGHTS

## Selected Per Share Data & Ratios
## For a Share Outstanding Throughout the Period

| | Net Asset Value, Beginning of Period ($) | Net Investment Income ($)* | Net Realized and Unrealized Gain (Loss) on Investments ($) | Total from Operations ($) | Distribution from Net Investment Income ($) | Distribution from Capital Gains ($) | Total from Distributions ($) | Net Asset Value, End of Period ($) | Total Return (%)** | Net Assets End of Period ($)(000) | Ratio of Expenses to Average Net Assets (%) | Ratio of Net Investment Income to Average Net Assets (%) | Portfolio Turnover (%) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Global X FTSE Andean 40 ETF** | | | | | | | | | | | | | |
| **2014** | 12.21 | 0.19 | (1.63) | (1.44) | (0.17) | — | (0.17) | 10.60 | (11.84) | 9,010 | 0.72 | 1.71 | 19.94 |
| **2013** | 14.37 | 0.23 | (2.13) | (1.90) | (0.26) | — | (0.26) | 12.21 | (13.52) | 10,382 | 0.72 | 1.71 | 22.05 |
| **2012** | 13.61 | 0.23 | 0.77 | 1.00 | (0.24) | — | (0.24) | 14.37 | 7.63 | 8,620 | 0.72 | 1.65 | 25.80 |
| **2011(1)** | 14.88 | 0.19 | (1.46) | (1.27) | — | — | — | 13.61 | (8.53) | 6,806 | 0.72† | 1.81† | 15.83†† |
| **Global X MSCI Colombia ETF** | | | | | | | | | | | | | |
| **2014** | 20.55 | 0.40 | (2.78) | (2.38) | (0.75) | — | (0.75) | 17.42 | (11.73) | 100,688 | 0.66@ | 2.12 | 47.57 |
| **2013** | 21.89 | 0.42 | (1.31) | (0.89) | (0.45) | — | (0.45) | 20.55 | (4.21) | 149,625 | 0.75@ | 2.05 | 52.06 |
| **2012** | 19.19 | 0.39 | 2.52 | 2.91 | (0.21) | — | (0.21) | 21.89 | 15.41 | 182,379 | 0.78@ | 1.92 | 61.70 |
| **2011** | 22.99 | 0.29 | (3.88) | (3.59) | (0.13) | (0.08) | (0.21) | 19.19 | (15.69) | 141,613 | 0.81@ | 1.39 | 63.11 |
| **2010** | 13.92 | 0.16 | 9.44 | 9.60 | (0.53) | — | (0.53) | 22.99 | 71.28 | 196,355 | 0.86@ | 0.77 | 40.95 |
| **Global X Brazil Mid Cap ETF** | | | | | | | | | | | | | |
| **2014** | 14.58 | 0.39 | (2.04) | (1.65) | (0.71) | — | (0.71) | 12.22 | (11.59) | 7,942 | 0.69 | 2.99 | 17.72 |
| **2013** | 15.55 | 0.50 | (1.02) | (0.52) | (0.45) | — | (0.45) | 14.58 | (3.52) | 12,390 | 0.69 | 3.32 | 16.38 |
| **2012** | 15.55 | 0.47 | (0.13) | 0.34 | (0.34) | — | (0.34) | 15.55 | 2.42 | 20,994 | 0.69 | 2.98 | 34.81 |
| **2011** | 18.28 | 0.46 | (2.94) | (2.48) | (0.23) | (0.02) | (0.25) | 15.55 | (13.73) | 23,329 | 0.69 | 2.68 | 16.90 |
| **2010(2)** | 15.16 | 0.08 | 3.04 | 3.12 | — | — | — | 18.28 | 20.58 | 29,242 | 0.69† | 1.24† | 2.69†† |
| **Global X Brazil Consumer ETF** | | | | | | | | | | | | | |
| **2014** | 17.89 | 0.33 | (1.44) | (1.11) | (0.21) | — | (0.21) | 16.57 | (6.20) | 9,943 | 0.78‡ | 1.98 | 18.59 |
| **2013** | 19.43 | 0.15 | (1.45) | (1.30) | (0.24) | — | (0.24) | 17.89 | (6.80) | 18,787 | 0.77 | 0.80 | 15.01 |
| **2012** | 16.78 | 0.14 | 2.73 | 2.87 | (0.22) | — | (0.22) | 19.43 | 17.49 | 25,257 | 0.77 | 0.83 | 49.88 |
| **2011** | 19.95 | 0.28 | (3.42) | (3.14) | (0.02) | (0.01) | (0.03) | 16.78 | (15.74) | 29,361 | 0.77 | 1.53 | 37.28 |
| **2010(3)** | 15.48 | — | 4.47 | 4.47 | — | — | — | 19.95 | 28.88 | 24,934 | 0.77† | 0.07† | 4.72†† |
| **Global X Brazil Financials ETF** | | | | | | | | | | | | | |
| **2014** | 12.12 | 0.52 | (1.65) | (1.13) | (0.11) | — | (0.11) | 10.88 | (9.25) | 2,719 | 0.77‡ | 4.56 | 17.31 |
| **2013** | 12.82 | 0.30 | (0.50) | (0.20) | (0.50) | — | (0.50) | 12.12 | (1.87) | 2,425 | 0.77 | 2.36 | 14.87 |
| **2012** | 14.92 | 0.34 | (1.80) | (1.46) | (0.64) | — | (0.64) | 12.82 | (9.79) | 3,845 | 0.77 | 2.47 | 24.79 |
| **2011** | 17.40 | 0.46 | (2.85) | (2.39) | (0.09) | — | (0.09) | 14.92 | (13.80) | 7,461 | 0.77 | 2.85 | 37.24 |
| **2010(4)** | 15.08 | 0.05 | 2.27 | 2.32 | — | — | — | 17.40 | 15.38 | 7,829 | 0.77† | 1.15† | —†† |
| **Global X MSCI Argentina ETF** | | | | | | | | | | | | | |
| **2014** | 20.29 | 0.10 | 0.91^ | 1.01 | (0.12) | — | (0.12) | 21.18 | 5.03 | 20,652 | 0.74 | 0.49 | 95.29 |
| **2013(5)** | 16.84 | 0.10 | 3.53 | 3.63 | (0.18) | — | (0.18) | 20.29 | 21.73 | 6,595 | 0.74 | 0.57 | 26.52 |
| **2012(5)** | 22.04 | 0.24 | (4.85) | (4.61) | (0.59) | — | (0.59) | 16.84 | (21.44) | 2,946 | 0.74 | 1.25 | 29.51 |
| **2011(5)(6)** | 29.86 | 0.45 | (8.27) | (7.82) | — | — | — | 22.04 | (26.19) | 3,857 | 0.75† | 2.53† | 40.86†† |

198

199 (1) The Fund commenced operations on February 2, 2011. (2) The Fund commenced operations on June 21, 2010. (3) The Fund commenced operations on July 7, 2010. (4) The Fund commenced operations on July 28, 2010. (5) Per share amounts have been restated for a 1 for 2 reverse share split. See Note 8 in the Notes to Financial Statements for additional information. (6) The Fund commenced operations on March 2, 2011. ^ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund. * Per share data calculated using average shares method. ** Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. † Annualized. †† Portfolio turnover rate is for the period indicated and has not been annualized. Excludes effect of in-kind transfers. @ The Ratio of Expenses to Average Net Assets includes the effect of a waiver. If these expense offsets were excluded, the ratio would have been 0.78%, 0.80%,0.83%, 0.83%, and 0.86% for the years ended October 31, 2014, 2013, 2012, 2011, and 2010, respectively. ‡ The ratio of Expenses to Average Net Assets includes the effect of income taxes. If these expenses were excluded, the ratio would have been 0.77%, and 0.77% for the Global X Brazil Consumer ETF and Global X Brazil Financials ETF, respectively. Amounts designated as “—” are either $0 or have been rounded to $0.

FINANCIAL HIGHLIGHTS

**Selected Per Share Data & Ratios**
**For a Share Outstanding Throughout the Period**

| | Net Asset Value, Beginning of Period ($) | Net Investment Income (Loss) ($)* | Net Realized and Unrealized Gain (Loss) on Investments ($) | Total from Operations ($) | Distribution from Net Investment Income ($) | Distribution from Capital Gains ($) | Total from Distributions ($) | Net Asset Value, End of Period ($) | Total Return (%)** | Net Assets End of Period ($)(000) | Ratio of Expenses to Average Net Assets (%) | Ratio of Net Investment Income (Loss) to Average Net Assets (%) | Portfolio Turnover (%) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Global X FTSE Greece 20 ETF** | | | | | | | | | | | | | |
| **2014** | 22.60 | 0.08 | (6.83) | (6.75) | (0.01) | — | (0.01) | 15.84 | (29.83) | 140,201 | 0.62 | 0.38 | 64.19 |
| **2013** | 16.16 | 0.15 | 6.32 | 6.47 | (0.02) | (0.01) | (0.03) | 22.60 | 40.14 | 94,938 | 0.61 | 0.84 | 77.29 |
| **2012(1)** | 15.18 | 0.25 | 0.76 | 1.01 | (0.03) | — | (0.03) | 16.16 | 6.70 | 25,863 | 0.62† | 1.93† | 23.99†† |
| **Global X MSCI Norway ETF** | | | | | | | | | | | | | |
| **2014** | 16.76 | 0.63 | (2.18) | (1.55) | (0.39) | — | (0.39) | 14.82 | (9.46) | 183,038 | 0.50 | 3.76 | 26.50 |
| **2013** | 15.09 | 0.50 | 1.60 | 2.10 | (0.43) | — | (0.43) | 16.76 | 14.21 | 80,465 | 0.50 | 3.23 | 11.01 |
| **2012** | 13.96 | 0.49 | 1.00 | 1.49 | (0.36) | — | (0.36) | 15.09 | 11.24 | 61,129 | 0.50 | 3.52 | 23.39 |
| **2011(2)** | 14.80 | 0.44 | (1.27) | (0.83) | (0.01) | — | (0.01) | 13.96 | (5.62) | 74,707 | 0.50† | 3.03† | 24.26†† |
| **Global X FTSE Nordic Region ETF** | | | | | | | | | | | | | |
| **2014** | 23.74 | 0.79 | 0.46 | 1.25 | (0.63) | — | (0.63) | 24.36 | 5.30 | 59,927 | 0.50 | 3.16 | 6.05 |
| **2013** | 18.65 | 0.62 | 4.97 | 5.59 | (0.50) | — | (0.50) | 23.74 | 30.54 | 56,015 | 0.50 | 2.92 | 8.95 |
| **2012** | 17.47 | 0.50 | 1.27 | 1.77 | (0.53) | (0.06) | (0.59) | 18.65 | 10.84 | 26,293 | 0.50 | 2.88 | 10.15 |
| **2011** | 19.22 | 0.53 | (2.11) | (1.58) | (0.17) | — | (0.17) | 17.47 | (8.34) | 29,005 | 0.50 | 2.74 | 3.59 |
| **2010** | 16.07 | 0.32 | 2.84 | 3.16 | (0.01) | — | (0.01) | 19.22 | 19.68 | 12,683 | 0.50 | 1.91 | 4.07 |
| **Global X Central Asia & Mongolia Index ETF** | | | | | | | | | | | | | |
| **2014** | 13.74 | 0.38 | (1.48) | (1.10) | (0.35) | — | (0.35) | 12.29 | (8.23) | 2,457 | 0.69 | 2.84 | 55.76 |
| **2013(3)** | 14.84 | 0.41 | (1.51) | (1.10) | — | — | — | 13.74 | (7.41) | 1,374 | 0.69† | 5.01† | 11.01†† |
| **Global X MSCI Nigeria ETF** | | | | | | | | | | | | | |
| **2014** | 14.92 | 0.47 | (2.16) | (1.69) | (0.17) | (0.04) | (0.21) | 13.02 | (11.55) | 16,924 | 0.68@ | 3.14 | 54.75 |
| **2013(3)** | 15.31 | 0.30 | (0.69) | (0.39) | — | — | — | 14.92 | (2.55) | 5,970 | 0.68†@ | 3.54† | 5.44†† |
| **Global X Next Emerging & Frontier ETF** | | | | | | | | | | | | | |
| **2014(4)** | 25.08 | 0.51 | 0.01^ | 0.52 | (0.05) | — | (0.05) | 25.55 | 2.07 | 152,027 | 0.58†‡ | 2.00† | 24.14†† |
| **Global X FTSE Portugal 20 ETF** | | | | | | | | | | | | | |
| **2014(5)** | 15.04 | 0.38 | (2.77) | (2.39) | — | — | — | 12.65 | (15.89) | 36,692 | 0.61† | 2.58† | 53.58†† |

(1) *The Fund commenced operations on December 7, 2011.*

(2) *The Fund commenced operations on November 9, 2010.*

(3) *The Fund commenced operations on August 2, 2013.*

(4) *The Fund commenced operations on November 6, 2013.*

(5) *The Fund commenced operations on November 12, 2013.*

^ *The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.*

* *Per share data calculated using average shares method.*

** *Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.*

† *Annualized.*

†† *Portfolio turnover rate is for the period indicated and has not been annualized. Excludes effect of in-kind transfers.*

@ *The ratio of Expenses to Average Net Assets includes the effect of a waiver. If these expenses offsets were excluded, the ratio would have been 0.92% and 0.92% for the year and period ended October 31, 2014, and 2013, respectively.*

‡ *The ratio of Expenses to Average Net Assets includes the effect of income taxes. If these expenses were excluded, the ratio would have been 0.58% for the Global X Next Emerging & Frontier ETF.*

*Amounts designated as "—" are either $0 or have been rounded to $0.*

200

201 OTHER INFORMATION The Funds are not sponsored, endorsed, sold or promoted by the Exchange. The listing exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The listing exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds. For purposes of the 1940 Act, shares that are issued by a registered investment company and purchases of such shares by investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions. The Trust has obtained an SEC order permitting registered investment companies to invest in Shares as described above. One such condition stated in the order is that investment companies relying on the order must enter into a written agreement with the Trust. The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted with ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

202 For more information visit our website at www.globalxfunds.com or call 1-888-GXFund-1 (1-888-493-8631) Investment Adviser and Administrator Global X Management Company LLC 623 Fifth Avenue, 15th Floor New York, NY 10022 Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456 Custodian and Transfer Agent Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109 Sub-Administrator SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456 Legal Counsel to the Global X Funds® and Independent Trustees K&L Gates LLP 1601 K Street, NW Washington, DC 20006-1600 Independent Registered Public Accounting Firm Ernst & Young LLP 2005 Market Street, Suite 700 Philadelphia, PA 19103

203 A Statement of Additional Information dated March 1, 2015, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus. Additional information about each Fund and its investments is available in its annual and semi-annual reports to shareholders. The annual report explains the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year. You can ask questions or obtain a free copy of each such Fund’s semi-annual and annual report or the Statement of Additional Information by calling 1-888-GXFund-1 (1-888-493-8631). Free copies of a Fund’s semi-annual and annual report and the Statement of Additional Information are available from our website at www.globalxfunds.com. Information about each Fund, including its semi-annual and annual reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street N.E., Room 1580, Washington, DC 20549-1520. PROSPECTUS Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456 March 1, 2015 Investment Company Act File No.: 811-22209

Global X SuperDividend® ETF NYSE Arca, Inc: SDIV Global X SuperDividend® U.S. ETF NYSE Arca, Inc: DIV Global X Risk Parity ETF* NYSE Arca, Inc: RISK Global X Social Media Index ETF NASDAQ: SOCL Global X Guru™ Index ETF NYSE Arca, Inc: GURU Global X Guru™ Value Index ETF* NYSE Arca, Inc: [ ] Global X Guru™ Activist Index ETF* NYSE Arca, Inc: [ ] Global X Guru™ Small Cap Index ETF NYSE Arca, Inc: GURX Global X Guru™ International Index ETF NYSE Arca, Inc: GURI Global X SuperIncome™ ETF* NYSE Arca, Inc: SINC Global X SuperIncome™ Preferred ETF NYSE Arca, Inc: SPFF Global X SuperDividend® REIT ETF* NASDAQ: SRET Global X Permanent ETF NYSE Arca, Inc: PERM Global X GF China Bond ETF NYSE Arca, Inc: CHNB Global X | JPMorgan Efficiente Index ETF NYSE Arca, Inc: EFFE Global X | JPMorgan US Sector Rotator Index ETF NYSE Arca, Inc: SCTO Prospectus March 1, 2015 * Not open for investment. The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in a Fund are not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. Such shares in a Fund involve investment risks, including the loss of principal.

TABLE OF CONTENTS

| | |
|---|---|
| FUND SUMMARIES | 1 |
| ADDITIONAL INFORMATION ABOUT THE FUNDS' STRATEGIES AND RISKS | 94 |
| PORTFOLIO HOLDINGS INFORMATION | 119 |
| FUND MANAGEMENT | 119 |
| DISTRIBUTOR | 121 |
| BUYING AND SELLING FUND SHARES | 121 |
| FREQUENT TRADING | 122 |
| DISTRIBUTION AND SERVICE PLAN | 122 |
| DIVIDENDS AND DISTRIBUTIONS | 122 |
| TAXES | 122 |
| DETERMINATION OF NET ASSET VALUE | 125 |
| PREMIUM/DISCOUNT INFORMATION | 126 |
| TOTAL RETURN INFORMATION | 126 |
| INFORMATION REGARDING THE INDICES AND THE INDEX PROVIDERS | 129 |
| OTHER SERVICE PROVIDERS | 134 |
| FINANCIAL HIGHLIGHTS | 134 |
| OTHER INFORMATION | 137 |

i

1 FUND SUMMARIES Global X SuperDividend® ETF Ticker: SDIV Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X SuperDividend® ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global SuperDividend® Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.58% Distribution and Service (12b-1) Fees: None Other Expenses: 0.00% Total Annual Fund Operating Expenses: 0.58% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $59 $186 $324 $726 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33.63% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received). The Underlying Index tracks the performance of 100 equally-weighted companies that rank among the highest dividend yielding equity securities in the world, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

2 The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Financials Sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Concentration Risk: To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Financials Sector. Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value. Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

3 Emerging Market Risk: The Fund is expected to invest in securities in emerging market countries, currently including Brazil, Chile, China, Czech Republic, Poland, South Africa, South Korea, Taiwan, and Turkey, a list that might be expanded as the Underlying Index rebalances over time. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets. Because certain securities markets in the emerging countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region. High Dividend Yield Stocks Risk: High-yielding stocks are often speculative, high risk investments. These companies can be paying out more than they can support and may reduce their dividends or stop paying dividends at any time, which could have a material adverse effect on the stock price of these companies and the Fund’s performance. Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller

4 number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Prepayment Risk: When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. Risks Related to Investing in Mortgage Real Estate Investment Trusts: Mortgage real estate investment trusts (“REITs”) are exposed to the risks specific to the real estate market as well as credit risk, interest rate risk, leverage risk and prepayment risk. Risks Related to Investing in Real Estate Stocks and Real Estate Investment Trusts: The Fund may invest in companies that invest in real estate, such as REITs, which exposes investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Risks Related to Investing in the Financials Sector: Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters. Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance.The

Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

**Annual Total Returns (Years Ended December 31,)**


50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
15.30%
14.73%
5.79%
2012
2013
2014

| | | |
|---|---|---|
| **Best Quarter:** | 03/31/12 | 9.43% |
| **Worst Quarter:** | 09/30/14 | -6.24% |

**Average Annual Total Returns (for the Periods Ended December 31, 2014)**

| | Year Ended December 31, 2014 | Since Inception (06/08/2011) |
|---|---|---|
| **Global X SuperDividend® ETF:** | | |
| ·Return before taxes | 5.79% | 5.57% |
| ·Return after taxes on distributions[1] | 3.76% | 3.53% |
| ·Return after taxes on distributions and sale of Fund Shares[1] | 4.06% | 3.87% |
| **Solactive Global SuperDividend® Index (net)** (Index returns do not reflect deductions for fees, expenses, or taxes) | 5.78% | 5.05% |
| **S&P 500 Index** (Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 16.75% |

[1] *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

**FUND MANAGEMENT**

**Investment Adviser:** Global X Management Company LLC.

5

6 Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since June 8, 2011. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 93 of the Prospectus.

7 Global X SuperDividend® U.S. ETF Ticker: DIV Exchange: NYSE Arca INVESTMENT OBJECTIVE The Global X SuperDividend® U.S. ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the INDXX SuperDividend® U.S. Low Volatility Index ("Underlying Index"). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares ("Shares") of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.45% Distribution and Service (12b-1) Fees: None Other Expenses: 0.00% Total Annual Fund Operating Expenses: 0.45% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $46 $144 $252 $567 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 40.04% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index. The Fund also invests at least 80% of its total assets in dividend-yielding U.S. securities. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received). The Underlying Index tracks the performance of 50 equally-weighted common stocks including Master Limited Partnerships ("MLPs") and Real Estate Investment Trust ("REITs") that rank among the highest dividend yielding equity securities in the United States, as defined by INDXX, LLC, the provider of the Underlying Index ("Index Provider"). The components of the Underlying Index have paid dividends consistently over the last two years. The Underlying Index is comprised of securities that the Index Provider determines to have lower relative volatility, as measured by the beta of each security relative to the market benchmark. The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

8 The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Utilities Sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Concentration Risk: To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Utilities Sector. Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

9 High Dividend Yield Stocks Risk: High yielding stocks are often speculative, high risk investments. These companies can be paying out more than they can support and may reduce their dividends or stop paying dividends at any time, which could have a material adverse effect on the stock price of these companies and the Fund’s performance. Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Prepayment Risk: When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. Risks Related to Investing in Master Limited Partnerships: Investments in the securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, and cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. Risks Related to Investing in Mortgage Real Estate Investment Trusts: Mortgage real estate investment trusts (“REITs”) are exposed to the risks specific to the real estate market as well as credit risk, interest rate risk, leverage risk and prepayment risk. Risks Related to Investing in Real Estate and Stocks Real Estate Investment Trusts: The Fund may invest companies that invest in real estate, such as REITs, which exposes investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive

10 to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Risks Related to Investing in the Utilities Sector: Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition and governmental regulations on rates charged to customers. Privatization in the utilities sector may subject companies to greater competition and losses in profitability. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction programs during periods of inflation or unsettled capital markets. Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters. Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

11

**Annual Total Returns (Years Ended December 31,)**


50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
17.45%
2014

| | | |
|---|---|---|
| **Best Quarter:** | 06/30/14 | 10.22% |
| **Worst Quarter:** | 09/30/14 | -0.11% |

**Average Annual Total Returns (for the Periods Ended December 31, 2014)**

| | Year Ended December 31, 2014 | Since Inception (03/11/2013) |
|---|---|---|
| **Global X SuperDividend® U.S. ETF:** | | |
| ·Return before taxes | 17.45% | 14.63% |
| ·Return after taxes on distributions[1] | 15.88% | 12.80% |
| ·Return after taxes on distributions and sale of Fund Shares[1] | 10.45% | 10.69% |
| **INDXX SuperDividend® U.S. Low Volatility Index (net)** (Index returns do not reflect deductions for fees, expenses, or taxes) | 17.75% | 15.12% |
| **S&P 500 Index** (Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 19.18% |

[1] *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

**FUND MANAGEMENT**

**Investment Adviser:** Global X Management Company LLC.

**Portfolio Managers:** The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA ("Portfolio Managers"). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since March 11, 2013. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014.

12

13 OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 93 of the Prospectus.

14 Global X Risk Parity ETF Ticker: RISK Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X Risk Parity ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FXcube Risk Parity Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.58% Distribution and Service (12b-1) Fees: None Other Expenses:1 0.00% Acquired Fund Fees and Expenses:2 0.03% Total Annual Fund Operating Expenses: 0.61% 1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations. 2 “Acquired Fund Fees and Expenses” sets forth the Fund’s pro rata portion of the cumulative expenses charged by the exchange traded funds (“ETFs”) in which the Fund invests. These expenses are estimates for the Fund's first fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund’s assets. Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years $62 $195 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year. Thus, no portfolio turnover rate is provided for the Fund. PRINCIPAL INVESTMENT STRATEGIES The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund also may invest up to 20% of its total assets in derivatives such as futures contracts, options on future contracts, options and swaps, as well as cash, cash equivalents, and securities not included in the Underlying Index but which the Global X Management Company, LLC, the investment adviser to the Fund ("Adviser") believes will assist the Fund in tracking the performance of its Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. The Underlying Index seeks to preserve and increase its value, over the long term, through risk balancing across asset classes as defined by FXcube Strategies LLC, the provider of the Underlying Index ("Index Provider"). The Underlying Index consists of

15 multiple asset classes which may include bonds, equities, commodities, currencies and real estate. Exposure may include global developed and emerging markets. In allocating assets among asset classes, the Underlying Index follows a “risk parity” approach. The “risk parity” approach to asset allocation seeks to balance the allocation of risk across asset classes (as measured by volatility) when building the Underlying Index. This means that lower risk asset classes (such as global fixed income and inflation-linked government bonds) will generally have higher notional allocations than higher risk asset classes (such as global developed and emerging market equities). The Underlying Index rebalances quarterly as it aims to keep the risk contribution of each asset in the portfolio equal. The Fund may gain exposure to different asset classes by investing in many different types of instruments including, but not limited to, equity securities, equity futures, currency forwards, swaps on currency forwards, swaps on indexes, commodity futures, swaps on commodity futures, bond futures, swaps on bond futures, corporate and government bonds, including inflation protected government bonds, cash and cash equivalents. The Fund may also invest in U.S. and foreign exchange-traded vehicles, including exchange traded funds (“ETFs”), exchange traded commodities (“ETCs”) or exchange traded notes (“ETNs”) through which the Fund can participate in the performance of one or more asset classes. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Underlying Index is calculated and maintained by Solactive AG. The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies. The Fund uses a representative sampling strategy with respect to the Underlying Index. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. The Fund may or may not hold all of the securities in the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asset Class Risk: Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Even if the Underlying Index seeks to preserve and increase its value over the long term, it is subject to the risk of suffering substantial short-term declines from time to time, which would also result in substantial losses for the Fund.

16 Commodities Regulatory Risk: The Commodity Futures Trading Commission ("CFTC") may repropose regulations that may limit the use of commodity interests by the Fund. Any changes in regulations could affect the Fund’s ability to pursue its investment program as described in this Prospectus. Concentration Risk: To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. Counterparty Risk: Counterparty risk is the risk that a counterparty to a swap contract or other similar investment instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease. Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value. Currency Risk: The Fund may invest in foreign currencies, which are subject to risks, which include changes in the debt level and trade deficit of the country issuing the foreign currency; inflation rates of the United States and the country issuing the foreign currency; investors’ expectations concerning inflation rates; interest rates of the United States and the country issuing the foreign currency; investors’ expectations concerning interest rates; investment and trading activities of mutual funds, hedge funds and currency funds; and global or regional political, economic or financial events and situations. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades. Derivatives Risk: The Fund may gain exposure to different asset classes by investing in different types of derivative instruments including, but not limited to, equity futures, currency forwards, swaps on currency forwards, swaps on indexes, commodity futures, swaps on commodity futures, bond futures, and swaps on bond futures. Derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses for the Fund. In addition, the prices of the derivative instruments and the prices of underlying securities, interest rates or currencies they are designed to reflect may not move together as expected. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with its Underlying Index. Emerging Market Risk: The Fund is expected to invest in securities in emerging market countries. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Because certain securities markets in the emerging countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the

17 primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Forward and Futures Contract Risk: The primary risks associated with the use of forward and futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) the possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) the possibility that the counterparty will default in the performance of its obligations; and (d) the possibility that, if the Fund has insufficient cash, the Fund may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. High Yield Securities Risk: Securities that are rated below investment grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-“ by Standard & Poor’s® (a division of the McGraw-Hill Companies, Inc.) (“S&P”) and Fitch, Inc. (“Fitch), “Baa3” by Moody’s® Investors Service, Inc. (“Moody’s”), or “BBBL” by Dominion Bond Rating Service Limited (“Dominion”)), or are unrated but judged by the Adviser to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity. Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Foreign Investment Company Risk: Some Fund holdings may be characterized as “passive foreign investment companies” ("PFICs") for U.S. tax purposes. Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess

18 of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Prepayment Risk: When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. Risks Related to Investing in Bonds: Investments in debt securities are generally affected by changes in prevailing interest rates and the creditworthiness of the issuer. Prices of debt securities fall when prevailing interest rates rise. The Fund’s yield on investments in debt securities will fluctuate as the securities in the Fund are rebalanced and reinvested in securities with different interest rates. Investments in bonds are also subject to credit risk. Credit risk is the risk that an issuer of debt securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the debt securities in which the Fund invests. However, credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value and are not absolute guarantees as to the payment of interest and the repayment of principal. Risks Related to Investing in Commodity-Related Instruments: The Fund may invest in commodity ETFs and/or ETCs. Exposure to commodities may subject the Fund to greater volatility than investments in traditional securities. The value of commodities may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Risks Related to Investing in ETCs: The Fund may hold ETCs to gain exposure to physical gold and commodities. As a result, the Fund may be subject to the same risks as the underlying ETCs. While the risks of owning shares of an underlying ETC generally reflect the risks of owning the underlying metals the ETC holds, lack of liquidity in an underlying ETC can result in its value being more volatile than the metals themselves. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETCs. ETCs that invest in physical gold may be, or may become, subject to regulatory trading limits that could hurt the value of their securities and could affect the Fund’s ability to pursue its investment program as described in this Prospectus. Additionally, ETCs are not registered under the ("1940 Act") and, therefore, are not subject to the regulatory scheme and investor protections of the Investment Company Act of 1940. Risks Related to Investing in ETFs: The Fund may hold ETFs to gain exposure to certain asset classes. As a result, the Fund may be subject to the same risks as the underlying ETFs. While the risks of owning shares of an underlying ETF generally reflect the risks of owning the underlying securities of the index the ETF is designed to track, lack of liquidity in an underlying ETF can result in its value being more volatile than the underlying portfolio securities. Because the value of other ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, thereby adversely affecting the Fund’s performance. In addition, ETF shares may trade at a premium or discount to net asset value. In addition, investments in the securities of other ETFs may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs, which could result in greater expenses to the Fund. By investing in another ETF the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the other ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. ETFs that invest in commodities may be, or may become, subject to regulatory trading limits that could hurt the value of their securities and could affect the Fund’s ability to pursue its investment program as described in this Prospectus. Additionally, some ETFs are not registered under the 1940 Act and therefore, are not subject to the regulatory scheme and investor protections of the 1940 Act. Risks Related to Investing in ETNs: The Fund may hold ETNs to gain exposure to certain asset classes. As a result, the Fund may be subject to the same risks as the underlying ETNs. An ETN may trade at a premium or discount to its net asset value. The Fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETN it invests in, including advisory fees, and will pay brokerage commissions in connection with the purchase and sale of shares of ETNs. ETNs that invest in commodities may be, or may become, subject to regulatory trading limits that could hurt the value of their securities and could affect the Fund’s ability to pursue its investment program as described in this prospectus. The value of an ETN may also differ from the valuation of its reference market due to changes in the issuer’s credit rating, and any payments on an ETN by an issuer is subject to the issuer's ability to pay its obligations as they become due.

19 Risks Related to Investing in Gold-Related Instruments: The Fund may invest in ETFs and/or ETCs that invest in physical gold. Gold generates no interest or dividends, and the return from investments in gold will be derived solely from the price gains or losses from the commodity. Gold may also be significantly affected by developments in the gold mining industry, and prices of gold may fluctuate sharply over short periods of time. Income derived from gold (or ETFs or ETCs investing in physical gold) is generally not qualifying income for purposes of the “regulated investment company” (“RIC”) diversification tests under the Internal Revenue Code of 1986, as amended (the “Code”). In August 2011, the Internal Revenue Service (“IRS”) announced that it would stop issuing private letter rulings authorizing favorable tax treatment for funds that invest indirectly in commodities or derivatives based upon commodities such as gold and silver. The IRS has previously issued a number of private letter rulings to funds in this area, concluding that such investments generate “qualifying income” for RIC qualification purposes. It is unclear how long this suspension will last. The IRS has not indicated that any previously issued rulings in this area will be affected by this suspension. This suspension of guidance by the IRS means that the tax treatment of such investments is now subject to some uncertainty. Risks Related to Investing in Inflation-Linked Bonds: The Fund may invest in inflation-linked bonds, which are income- generating instruments whose interest and principal payments are adjusted for inflation – a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Risks Related to Investing in Real Estate Stocks and Real Estate Investment Trusts: The Fund may invest in an underlying fund that invests in companies that invest in real estate, such as REITs, which exposes investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or decreases in value over short periods of time. PERFORMANCE INFORMATION The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. FUND MANAGEMENT Investment Adviser: Global X Management Company LLC.

20 Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the section of the Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payment to Broker-Dealers and other Financial Intermediary” on page 93 of the Prospectus.

21 Global X Social Media Index ETF Ticker: SOCL Exchange: NASDAQ INVESTMENT OBJECTIVE The Global X Social Media Index ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Social Media Total Return Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.65% Distribution and Service (12b-1) Fees: None Other Expenses: 0.00% Total Annual Fund Operating Expenses: 0.65% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $66 $208 $362 $810 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26.52% of the average value of the portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received). The Underlying Index tracks the equity performance of the largest and most liquid companies involved in the social media industry, including companies that provide social networking, file sharing, and other web-based media applications, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 30 constituents, 7 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

22 The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Technology Sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Concentration Risk: Because the Fund's investments are concentrated in the social media industry, the Fund will be susceptible to loss due to adverse occurrences affecting this industry. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Technology Sector. Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades. Emerging Market Risk: The Fund is expected to invest in securities in emerging market countries, currently including China and Taiwan, a list that might be expanded as the Underlying Index rebalances over time. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets. Because certain securities markets in the emerging countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are

23 subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Risks Related to Investing in the Social Media Industry: The Fund invests in securities of companies engaged in the social media industry, including companies that provide social networking, file sharing, and other web-based media applications. The risks related to investing in such companies include disruption in service caused by hardware or software failure, interruptions or delays in service by third-party data center hosting facilities and maintenance providers, security breaches involving certain private, sensitive, proprietary and confidential information managed and transmitted by social media companies, and privacy concerns and laws, evolving Internet regulation and other foreign or domestic regulations that may limit or otherwise affect the operations

24 of such companies. Furthermore, the business models employed by the companies in the social media industry may not prove to be successful. Risks Related to Investing in the Technology Sector: Technology companies may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters. Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

**Annual Total Returns (Years Ended December 31,)**


70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
64.39%
-0.53%
-14.44%
2012
2013
2014

| | | |
|---|---|---|
| **Best Quarter:** | 09/30/13 | 31.33% |
| **Worst Quarter:** | 06/30/12 | -10.32% |

**Average Annual Total Returns (for the Periods Ended December 31, 2014)**

| | Year Ended December 31, 2014 | Since Inception (11/14/2011) |
|---|---|---|
| **Global X Social Media Index ETF:** | | |
| ·Return before taxes | -14.44% | 6.69% |
| ·Return after taxes on distributions[1] | -14.46% | 6.65% |
| ·Return after taxes on distributions and sale of Fund Shares[1] | -8.17% | 5.19% |
| **Solactive Social Media Total Return Index (net)** (Index returns do not reflect deductions for fees, expenses, or taxes) | -14.06% | 7.37% |
| **S&P 500 Index** (Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 19.78% |

[1] *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

**FUND MANAGEMENT**

**Investment Adviser:** Global X Management Company LLC.

**Portfolio Managers:** The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA ("Portfolio Managers"). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since November 14, 2011. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014.

25

26 OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 93 of the Prospectus.

27 Global X Guru™ Index ETF Ticker: GURU Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X Guru™ Index ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Guru Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.75% Distribution and Service (12b-1) Fees: None Other Expenses: 0.00% Total Annual Fund Operating Expenses: 0.75% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $77 $240 $417 $930 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year end, the Fund’s portfolio turnover rate was 128.37% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received). The Underlying Index is comprised of the top U.S. listed equity positions reported on Form 13F by a select group of entities characterized as hedge funds, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). Hedge funds are selected from a pool of thousands of privately offered pooled investment vehicles based on the size of their reported equity holdings and the efficacy of replicating their publicly disclosed positions. Hedge funds must have minimum reported holdings of $500 million in their Form 13F to be considered for the Underlying Index. Additional filters are applied to eliminate hedge funds that have high turnover rates for equity holdings. Only hedge funds with a concentrated top holding are included in the selection process. Once the hedge fund pool has been determined, the Index Provider utilizes Form 13F filings to compile the top stock holding from each of these hedge funds. The stocks are screened for liquidity, equal weighted, and rebalanced quarterly following the Form 13F filing timeline. As of January 1, 2015, the Underlying Index had 61 constituents. The Fund’s investment objective and Underlying

28 Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Technology Sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Concentration Risk: To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Technology Sector. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

29 Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in a geographic region in which the Fund invests. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Risks Related to Form 13F Data: The Form 13F filings used to select the securities in the Underlying Index are filed up to 45 days after the end of each calendar quarter. Therefore a given investor may have already sold its position by the time the security is added to the Underlying Index. Furthermore, the Form 13F filing may only disclose a subset of a particular investor’s holdings, as not all securities are required to be reported on the Form 13F. As a result, the Form 13F may not provide a complete picture of the holdings of a given investor. An investor may hold long positions for a number of reasons, and the Index Provider has not investigated such reasons or the strategies followed by an investor who makes the filings. The Underlying Index may not be representative of the investor's universe or the strategies that give rise to the reported holdings. Because the Form 13F filing is publicly available information, it is possible that other investors are also monitoring these filings and investing accordingly. This may result in inflation of the share price of securities in which the Fund invests. Risks Related to Investing in the Technology Sector: Technology companies may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product

30 obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters. Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Turnover Risk: The Fund may experience relatively high portfolio turnover, which may result in increased transaction costs and lower Fund performance. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

**Annual Total Returns (Years Ended December 31,)**



50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
46.99%
3.34%
2013
2014

| | | |
|---|---|---|
| **Best Quarter:** | 03/31/13 | 12.91% |
| **Worst Quarter:** | 03/31/14 | -3.48% |

**Average Annual Total Returns (for the Periods Ended December 31, 2014)**

| | Year Ended December 31, 2014 | Since Inception (06/04/2012) |
|---|---|---|
| **Global X Guru™ Index ETF:** | | |
| ·Return before taxes | 3.34% | 27.57% |
| ·Return after taxes on distributions[1] | 3.08% | 26.59% |
| ·Return after taxes on distributions and sale of Fund Shares[1] | 2.10% | 21.49% |
| **Solactive Guru Index (net)** (Index returns do not reflect deductions for fees, expenses, or taxes) | 3.71% | 28.31% |
| **S&P 500 Index** (Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 22.94% |

1 *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

**FUND MANAGEMENT**

**Investment Adviser:** Global X Management Company LLC.

**Portfolio Managers:** The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA ("Portfolio Managers"). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since June 4, 2012. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014.

31

32 OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 93 of the Prospectus.

33 Global X Guru™ Value Index ETF Ticker: [ ] Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X Guru™ Value Index ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Guru Value Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.65% Distribution and Service (12b-1) Fees: None Other Expenses:1 0.00% Total Annual Fund Operating Expenses: 0.65% 1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations. Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years $66 $208 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. The Underlying Index is comprised of U.S. listed equity positions reported on Form 13F by a select group of entities characterized as premier value investors, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). Value investors are selected from a universe of investors that aim to buy securities that appear undervalued based on fundamental analysis, as defined by the Index Provider. The Index Provider applies a number of criteria to narrow the pool of investors to a small group that has demonstrated an outstanding long-term performance track record. Value investors must have minimum reported holdings of $1 billion in their Form 13F to be considered for the Underlying Index. Once the pool of value investors has been determined, the Index Provider utilizes Form 13F filings to compile the largest two position increases from each of these investors. Position increases are subject to minimum sizes to be considered. Positions will be sold when they decrease materially in subsequent 13F reports. The stocks are screened for liquidity, equal weighted, and

34 rebalanced quarterly following the Form 13F filing timeline. As of January 1, 2015, the Underlying Index had 41 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Concentration Risk: To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

35 Geographic Risk: A natural disaster could occur in a geographic region in which the Fund invests. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Risks Related to Form 13F Data: The Form 13F filings used to select the securities in the Underlying Index are filed up to 45 days after the end of each calendar quarter. Therefore a given investor may have already sold its position by the time the security is added to the Underlying Index. Furthermore, the Form 13F filing may only disclose a subset of a particular investor’s holdings, as not all securities are required to be reported on the Form 13F. As a result, the Form 13F may not provide a complete picture of the holdings of a given investor. An investor may hold long positions for a number of reasons, and the Index Provider has not investigated such reasons or the strategies followed by an investor who makes the filings. The Underlying Index may not be representative of the investor's universe or the strategies that give rise to the reported holdings. Because the Form 13F filing is publicly available information, it is possible that other investors are also monitoring these filings and investing accordingly. This may result in inflation of the share price of securities in which the Fund invests. Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain

36 securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. FUND MANAGEMENT Investment Adviser: Global X Management Company LLC. Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 93 of the Prospectus.

37 Global X Guru™ Activist Index ETF Ticker: [ ] Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X Guru™ Activist Index ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Guru Activist Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.75% Distribution and Service (12b-1) Fees: None Other Expenses:1 0.00% Total Annual Fund Operating Expenses: 0.75% 1 "Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations. Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years $77 $240 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. The Underlying Index is comprised of U.S. listed equity positions reported on Form 13F by a select group of entities characterized as premier activist investors, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). Activist investors are selected from a universe of investors that aim to buy securities to put public pressure on management to increase shareholder value, as defined by the Index Provider. The Index Provider applies a number of criteria to further narrow the pool of investors, such as size and performance track record. Activist investors must have minimum reported holdings of $500 million in their Form 13F to be considered for the Underlying Index. Once the pool of activist investors has been determined, the Index Provider utilizes Form13F filings to compile the top three stock holdings from each of these investors. The stocks are screened for liquidity, equal weighted, and rebalanced quarterly following the Form 13F filing timeline. As of January 1, 2015, the Underlying Index had 50 constituents. The Fund’s investment objective

38 and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Concentration Risk: To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market.

39 During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in a geographic region in which the Fund invests. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Risks Related to Form 13F Data: The Form 13F filings used to select the securities in the Underlying Index are filed up to 45 days after the end of each calendar quarter. Therefore a given investor may have already sold its position by the time the security is added to the Underlying Index. Furthermore, the Form 13F filing may only disclose a subset of a particular investor’s holdings, as not all securities are required to be reported on the Form 13F. As a result, the Form 13F may not provide a complete picture of the holdings of a given investor. An investor may hold long positions for a number of reasons, and the Index Provider has not investigated such reasons or the strategies followed by an investor who makes the filings. The Underlying Index may not be representative of the investor's universe or the strategies that give rise to the reported holdings. Because the Form 13F filing is publicly available information, it is possible that other investors are also monitoring these filings and investing accordingly. This may result in inflation of the share price of securities in which the Fund invests. Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

40 Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. FUND MANAGEMENT Investment Adviser: Global X Management Company LLC. Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 93 of the Prospectus.

41 Global X GuruTM Small Cap Index ETF Ticker: GURX Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X GuruTM Small Cap Index ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Guru Small Cap Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.75% Distribution and Service (12b-1) Fees: None Other Expenses: 0.00% Total Annual Fund Operating Expenses: 0.75% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $77 $240 $417 $930 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From the Fund's commencement of operations on March 10, 2014 to October 31, 2014, the Fund's portfolio turnover rate is 78.42% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") based on the securities in the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. The Underlying Index is comprised of small capitalization companies reported on Form 13F by hedge funds and other institutional investors, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). Small-capitalization companies are defined as companies whose market capitalization is less than $3 billion as of the date of its inclusion in the Underlying Index. Hedge funds are defined as privately offered pooled investment vehicles. Using a proprietary methodology developed by the Index Provider, the Index Provider determines the pool of hedge funds and other institutional investors whose Form 13F holdings may be included in the Underlying Index. Hedge funds are selected from a pool of thousands of privately offered pooled investment vehicles based on the size of their reported equity holdings and the efficacy of replicating their publicly disclosed positions. Institutional investors are selected based on the qualitative factor of whether they have a strong management team with a track record of creating shareholder value. Additional filters are applied to exclude the holdings of hedge funds and institutional investors that report less than $500 million in holdings on the Form 13F or that have high turnover rates for equity holdings, as defined by the Index Provider. Turnover is a measure of the hedge funds and other institutional investors' trading activity or holdings that have been "turned over" or replaced with other holdings.

42 Once the pool of investors has been determined, the Index Provider utilizes Form 13F filings to compile 100 stocks that represent the top small cap positions from these investors. The stocks must meet minimum liquidity thresholds to be included in the Underlying Index. Stocks in the Underlying Index are equal weighted and rebalanced quarterly following the Form 13F filing timeline. As of January 1, 2015, the Underlying Index had 100 constituents ranging in market capitalization from $180 million to $9 billion. The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Consumer Discretionary Sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Concentration Risk: To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Consumer Discretionary Sector.

43 Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in a geographic region in which the Fund invests. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Risks Related to Form 13F Data: The Form 13F filings used to select the securities in the Underlying Index are filed up to 45 days after the end of each calendar quarter. Therefore a given investor may have already sold its position by the time the security is added to the Underlying Index. Furthermore, the Form 13F filing may only disclose a subset of a particular investor’s holdings, as not all securities are required to be reported on the Form 13F. As a result, the Form 13F may not provide a complete picture of the holdings of a given investor. An investor may hold long positions for a number of reasons, and the Index Provider has not investigated such reasons or the strategies followed by an investor who makes the filings. The Underlying Index may not be representative of the investor's universe or the strategies that give rise to the reported holdings. Because the Form 13F filing is

44 publicly available information, it is possible that other investors are also monitoring these filings and investing accordingly. This may result in inflation of the share price of securities in which the Fund invests. Risks Related to Investing in the Consumer Discretionary Sector: The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns. Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The Fund has not had a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. FUND MANAGEMENT Investment Adviser: Global X Management Company LLC. Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama,Gonzalez, Berruga and Kim have been Portfolio Managers of the Fund since inception. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 93 of the Prospectus.

45 Global X GuruTM International Index ETF Ticker: GURI Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X GuruTM International Index ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Guru International Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.75% Distribution and Service (12b-1) Fees: None Other Expenses: 0.00% Total Annual Fund Operating Expenses: 0.75% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $77 $240 $417 $930 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From the Fund's commencement of operations on March 10, 2014 to October 31, 2014, the Fund's portfolio turnover rate is 62.71% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. The Underlying Index is comprised of international companies reported on Form 13F by hedge funds and other institutional investors, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). Hedge funds are defined as privately offered pooled investment vehicles. International companies refer to American Depositary Receipts ("ADRs") and other non-US companies. Using a proprietary methodology developed by the Index Provider, the Index Provider determines the pool of hedge funds and other institutional investors whose Form 13F holdings may be included in the Underlying Index. Hedge funds are selected from a pool of thousands of privately offered pooled investment vehicles based on the size of their reported equity holdings and the efficacy of replicating their publicly disclosed positions. Institutional investors are selected based on the qualitative factor of whether they have a strong management team with a track record of creating shareholder value. Additional filters are applied to exclude the holdings of hedge funds and institutional investors that report less than $500 million in holdings on their Form 13F or that have high turnover rates for equity holdings, as defined by the Index Provider. Turnover is a measure of the hedge funds and other investors' trading activity or holdings that have been "turned over" or replaced with other holdings.

46 Once the pool of investors has been determined, the Index Provider utilizes Form 13F filings to compile 50 stocks that represent the top international positions from these investors. The stocks must meet minimum size and liquidity thresholds to be included in the Underlying Index. Stocks in the Underlying Index are equal weighted and rebalanced quarterly following the Form 13F filing timeline. As of January 1, 2015, the Underlying Index had 50 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was not concentrated in a sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Concentration Risk: To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

47 Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades. Emerging Market Risk: Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in a geographic region in which the Fund invests. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

48 Risks Related to Form 13F Data: The Form 13F filings used to select the securities in the Underlying Index are filed up to 45 days after the end of each calendar quarter. Therefore a given investor may have already sold its position by the time the security is added to the Underlying Index. Furthermore, the Form 13F filing may only disclose a subset of a particular investor’s holdings, as not all securities are required to be reported on the Form 13F. As a result, the Form 13F may not provide a complete picture of the holdings of a given investor. An investor may hold long positions for a number of reasons, and the Index Provider has not investigated such reasons or the strategies followed by an investor who makes the filings. The Underlying Index may not be representative of the investor's universe or the strategies that give rise to the reported holdings. Because the Form 13F filing is publicly available information, it is possible that other investors are also monitoring these filings and investing accordingly. This may result in inflation of the share price of securities in which the Fund invests. Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. FUND MANAGEMENT Investment Adviser: Global X Management Company LLC. Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga and Kim have been Portfolio Managers of the Fund since inception. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 93 of the Prospectus.

49 Global X SuperIncome™ ETF Ticker: SINC Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X SuperIncome™ ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global SuperIncome™ Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.58% Distribution and Service (12b-1) Fees: None Other Expenses:1 0.00% Acquired Fund Fees and Expenses:2 0.04% Total Annual Fund Operating Expenses: 0.62% 1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations. 2 “Acquired Fund Fees and Expenses” sets forth the Fund’s pro rata portion of the cumulative expenses charged by the Exchange Traded Funds ("ETFs"), business development companies (“BDCs”) and other investment companies in which the Fund invests. These expenses are estimates for the Fund's first fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund’s assets. Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years $63 $199 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. The Underlying Index tracks the performance of high income securities globally across a variety of asset classes, including equities, Master Limited Partnerships ("MLPs"), Real Estate Investment Trusts (“REITs”), preferred securities and fixed income securities, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). Fixed income securities include emerging market government bonds and high yield corporate bonds (otherwise known as "junk bonds"). The Underlying Index may include equity securities, fixed income securities and exchange traded funds (“ETFs”).

50 The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund uses a representative sampling strategy with respect to the Underlying Index. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include country weightings, market capitalization and other financial characteristics of securities. The Fund may or may not hold all of the securities in the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Call Risk: During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income. Concentration Risk: To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. Credit Risk: The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations. Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

51 Emerging Market Risk: The Fund is expected to invest in securities in emerging market countries, currently including Brazil, Colombia, Malaysia, Mexico, the Philippines, Poland, South Africa, South Korea, Thailand and Turkey, a list that might be expanded as the Underlying Index rebalances over time. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets. Because certain securities markets in the emerging countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in a geographic region in which the Fund invests. High-Yield Securities Risk: Securities that are rated below investment grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-“ by Standard & Poor’s® (a division of the McGraw-Hill Companies, Inc.) (“S&P”) and Fitch, Inc. (“Fitch), “Baa3” by Moody’s® Investors Service, Inc. (“Moody’s”), or “BBBL” by Dominion Bond Rating Service Limited (“Dominion”)), or are unrated but judged by the Adviser to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity. Infrastructure Risk: Companies engaged in the building of infrastructure are affected by the risk that economic conditions will not warrant spending on new infrastructure projects. In addition, infrastructure companies are subject to a variety of factors that may adversely affect their business or operations. Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices. Certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

52 MLP Risk: Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, and cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Non-U.S. Issuers Risk: Non-U.S. issuers carry different risks from bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. As interest rates rise, the value of the preferred stocks held by the Fund are likely to decline. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. Prepayment Risk: When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. Risk of High Dividend Yield Stocks: High yielding stocks are often speculative, high risk investments. These companies can be paying out more than they can support and may reduce their dividends or stop paying dividends at any time, which could have a material adverse effect on the stock price of these companies and the Fund’s performance. Risk of Investing in ETFs: The Fund may hold ETFs to gain exposure to certain asset classes. As a result, the Fund may be subject to the same risks as the underlying ETFs. While the risks of owning shares of an underlying ETF generally reflect the risks of owning the underlying securities of the index the ETF is designed to track, lack of liquidity in an underlying ETF can result in its value being more volatile than the underlying portfolio securities. Because the value of other ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, thereby adversely affecting the Fund’s performance. In addition, ETF shares may trade at a premium or discount to net asset value. In addition, investments in the securities of other ETFs may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs, which could result in greater expenses to the Fund. By investing in another ETF the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the other ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. ETFs that invest in commodities may be, or may become, subject to regulatory trading limits that could hurt the value of their securities and could affect the Fund’s ability to pursue its investment program as described in this Prospectus.

53 Additionally, some ETFs are not registered under the 1940 Act and therefore, are not subject to the regulatory scheme and investor protections of the 1940 Act. Risk of Investing in Real Estate Stocks and Real Estate Investment Trusts: The Fund may invest in companies that invest in real estate, such as REITs, which exposes investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Risks Related to Investing in the Financials Sector: Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation of any individual financial company or on the sector as a whole cannot be predicted. Small and Mid-Capitalization Companies Risk: Small and mid-capitalization companies may have greater volatility in price than the stocks of large-capitalization companies due to limited product lines or resources or a dependency upon a particular market niche. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. FUND MANAGEMENT Investment Adviser: Global X Management Company LLC. Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 93 of the Prospectus.

54 Global X SuperIncome™ Preferred ETF Ticker: SPFF Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X SuperIncome™ Preferred ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Enhanced Yield North American Preferred Stock Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.58% Distribution and Service (12b-1) Fees: None Other Expenses: 0.00% Total Annual Fund Operating Expenses: 0.58% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $59 $186 $324 $726 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85.07% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. Moreover, at least 80% of the Fund’s total assets will be invested in preferred securities. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one- third of the value of the Fund’s total assets (including the value of the collateral received). The Underlying Index tracks the performance of the highest-yielding preferred securities in the United States and Canada, as determined by Standard & Poor’s Financial Services , LLC, a subsidiary of the McGraw-Hill Companies (“S&P”), the provider of the Underlying Index ("Index Provider"). The Underlying Index is comprised of preferred stocks that meet certain criteria relating to size, liquidity, issuer concentration and rating, maturity and other requirements, as determined by the Index Provider. The Underlying Index does not seek to directly reflect the performance of the companies issuing the preferred stock. As of January 1, 2015, the Underlying Index had 50 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval. In general, preferred stock is a class of equity security that pays a specified dividend that must be paid before any dividends can be paid to common stockholders, and which takes precedence over common stock in the event of the company’s liquidation. Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights

55 and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. Additionally, preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance. The Underlying Index may include many different categories of preferred stock, such as floating and fixed rate preferreds, perpetual preferred stock, trust preferred securities, cumulative and non-cumulative preferreds or preferred stocks with a callable or conversion feature. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund uses a representative sampling strategy with respect to the Underlying Index. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include country weightings, market capitalization and other financial characteristics of securities. The Fund may or may not hold all of the securities in the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Financials Sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Concentration Risk: To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Financials Sector.

56 Emerging Market Risk: Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Financial Institution Risk: Certain of the securities that comprise the Underlying Index, while traded on U.S. exchanges, may be issued by foreign financial institutions. Therefore, the Fund may be subject to the risks of investing in securities issued by foreign companies, which may not be subject to the same regulations as companies domiciled in the U.S. The health of many foreign financial institutions is often tied closely with the financial stability of the local economy in which they are domiciled, and therefore are subject to additional risks including but not limited to: policy changes, slow economic growth, and high levels of debt. Geographic Risk: A natural disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. As interest rates rise, the value of the preferred stocks held by the Fund are likely to decline. In addition, preferred stock may not

57 pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. Risk of High Dividend Yield Stocks: High-yielding stocks are often speculative, high risk investments. These companies can be paying out more than they can support and may reduce their dividends or stop paying dividends at any time, which could have a material adverse effect on the stock price of these companies and the Fund’s performance. Risks Related to Investing in Canada: The Canadian economy is highly dependent on the demand for and price of natural resources. As a result, the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources and any changes in these sectors could have an adverse impact on the Canadian economy. Risks Related to Investing in the Financials Sector: Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation of any individual financial company or on the sector as a whole cannot be predicted. Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters. Small and Mid-Capitalization Companies Risk: Small and mid-capitalization companies may have greater volatility in price than the stocks of large-capitalization companies due to limited product lines or resources or a dependency upon a particular market niche. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

**Annual Total Returns (Years Ended December 31,)**


30%
20%
10%
0%
-10%
-20%
-30%
5.01%
6.88%
2013
2014

| | | |
|---|---|---|
| **Best Quarter:** | 03/31/14 | 4.53% |
| **Worst Quarter:** | 06/30/13 | -1.23% |

**Average Annual Total Returns (for the Periods Ended December 31, 2014)**

| | Year Ended December 31, 2014 | Since Inception (07/16/2012) |
|---|---|---|
| **Global X SuperIncome™ Preferred ETF:** | | |
| ·Return before taxes | 6.88% | 6.14% |
| ·Return after taxes on distributions[1] | 4.89% | 3.81% |
| ·Return after taxes on distributions and sale of Fund Shares[1] | 4.92% | 4.13% |
| **S&P Enhanced Yield North American Preferred Stock Index (net)** (Index returns do not reflect deductions for fees, expenses, or taxes) | 7.16% | 6.57% |
| **S&P 500 Index** (Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 21.15% |

[1] *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

**FUND MANAGEMENT**

**Investment Adviser:** Global X Management Company LLC.

**Portfolio Managers:** The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA ("Portfolio Managers"). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since July 16, 2012. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014.

58

59 OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 93 of the Prospectus.

60 Global X SuperDividend® REIT ETF Ticker: SRET Exchange: NASDAQ INVESTMENT OBJECTIVE The Global X SuperDividend® REIT ETF (formerly, Global X SuperIncome™ REIT ETF) (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global SuperDividend® REIT Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.58% Distribution and Service (12b-1) Fees: None Other Expenses:1 0.00% Total Annual Fund Operating Expenses: 0.58% 1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations. Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years $59 $186 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. Moreover, at least 80% of the Fund’s total assets will be invested in securities of Real Estate Investment Trusts (“REITs”). The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Underlying Index tracks the performance of REITs that rank among the highest yielding REITs globally, as determined by Solactive AG, the provider of the Underlying Index (“Index Provider”). The Index Provider screens the highest yielding REITs to exclude REITs that have historically exhibited the highest volatility, as determined by the Index Provider. As of January 1, 2015, the Underlying Index had 30 constituents, 10 of which are foreign companies. The Fund's investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

61 The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Financials Sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asian Economic Risk: Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest. Australasian Economic Risk: The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Because the economies of Australasia are dependent on the economies of Asia, Europe and the United States as key trading partners and investors, reduction in spending by any of these trading partners on Australasian products and services, or negative changes in any of these economies, may cause an adverse impact on some or all of the Australasian economies. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Concentration Risk: To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry,

62 market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Financials Sector. Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value. Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if foreign currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades. Emerging Market Risk: The Fund is expected to invest in securities in emerging market countries, currently including South Africa, a list that might be expanded as the Underlying Index rebalances over time. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in a geographic region in which the Fund invests. Global Real Estate Risk: Since the Fund concentrates its assets in the global real estate industry, the Fund will be impacted by the performance of the global real estate markets. Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

63 Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Prepayment Risk: When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. Risk of High Dividend Yield Stocks: High-yielding stocks are often speculative, high risk investments. These companies can be paying out more than they can support and may reduce their dividends or stop paying dividends at any time, which could have a material adverse effect on the stock price of these companies and the Fund’s performance. Risks Related to Investing in Mortgage Real Estate Investment Trusts: Mortgage real estate investment trusts (“REITs”) are exposed to the risks specific to the real estate market as well as credit risk, interest rate risk, leverage risk and prepayment risk. Risks Related to Investing in Real Estate Stocks and Real Estate Investment Trusts: The Fund may invest companies that invest in real estate, such as REITs, which exposes investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Risks Related to Investing in the Financials Sector: Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation of any individual financial company or on the sector as a whole cannot be predicted. Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Small and Mid-Capitalization Companies Risk: Small and mid-capitalization companies may have greater volatility in price than the stocks of large-capitalization companies due to limited product lines or resources or a dependency upon a particular market niche. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

64 Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. FUND MANAGEMENT Investment Adviser: Global X Management Company LLC. Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 93 of the Prospectus.

65 Global X Permanent ETF Ticker: PERM Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X Permanent ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Permanent Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.48% Distribution and Service (12b-1) Fees: None Other Expenses: 0.00% Acquired Fund Fees and Expenses:1 0.01% Total Annual Fund Operating Expenses: 0.49% 1 “Acquired Fund Fees and Expenses” sets forth the Fund’s pro rata portion of the cumulative expenses charged by the Exchange Traded Funds ("ETFs"), business development companies (“BDCs”) and other investment companies in which the Fund invests. These expenses are calculated based on the Fund’s portfolio holdings during the prior fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund’s assets. Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $50 $157 $274 $616 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24.63% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. The Underlying Index tracks the performance of four asset class categories that are designed to perform differently across different economic environments, as defined by Solactive AG, the provider of the Underlying Index (“Index Provider”). On each rebalance, the Underlying Index allocates 25% each to four asset class categories, as follows:

66 Asset Class Allocation Stocks: • U.S. Large Cap Stocks 9% • U.S. Small Cap Stocks 3% • International Stocks 3% • U.S. Real Estate Stocks 5% • U.S. and Foreign Natural Resource Stocks 5% U.S. Treasury Bonds (Long-Term) (remaining maturity greater than 20 years) 25% U.S. Treasury Bills and Bonds (Short-Term) (remaining maturity of less than three years) 25% Gold & Silver: • Physical Gold ETFs and ETCs 20% • Physical Silver ETFs and ETCs 5% Total 100% The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index may include U.S. and foreign exchange-traded vehicles, including exchange traded funds (“ETFs”) and exchange traded commodities (“ETCs”). As of January 1, 2015, the Underlying Index had 90 constituents, which included ETFs for U.S. Small Cap Stocks and International Stocks, REITs, and ETCs for Gold and Silver. The Underlying Index rebalances annually. Between rebalances, actual allocations of the Underlying Index may deviate from each allocation shown above as a result of performance differences among the different asset classes. The Index Provider will also rebalance between scheduled rebalance dates if the Underlying Index weights deviate from the above asset class allocation beyond pre-established maximum thresholds, as defined by the Index Provider. The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies. The Fund uses a representative sampling strategy with respect to the Underlying Index. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. The Fund may or may not hold all of the securities in the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was not concentrated in a sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal

67 risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Commodities Regulatory Risk: Gold and silver are commodities. The Commodity Futures Trading Commission ("CFTC") may repropose regulations that may limit the use of commodity interests by the Fund. Any changes in regulations could affect the Fund’s ability to qualify as a regulated investment company under the Internal Revenue Code, or to pursue its investment program as described in this Prospectus. Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades. Emerging Market Risk: The Fund is expected to invest in securities in emerging market countries, currently including Brazil, Chile, China, Czech Republic, Poland, South Africa, South Korea, Taiwan, and Turkey, a list that might be expanded as the Underlying Index rebalances over time. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets. Because certain securities markets in the emerging countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region. Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

68 Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Foreign Investment Company Risk: Some Fund holdings may be characterized as “passive foreign investment companies” ("PFICs") for U.S. tax purposes. Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Risks Related to Investing in Commodities: The Fund may invest in commodity ETFs. Exposure to commodities may subject the Fund greater volatility than investments in traditional securities. The value of commodities may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Risks Related to Investing in Large-Capitalization Stocks: Large-capitalization stocks may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years. Risks Related to Investing in International Stocks: The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. In addition, world events – such as political upheaval, financial troubles, or natural disasters – could adversely affect the value of securities issued by companies in foreign countries or regions. Stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Risks Related to Investing in Real Estate Stocks and Real Estate Investment Trusts: The Fund may invest in companies that invest in real estate, such as REITs, which exposes investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Risks Related to Investing in Natural Resource Stocks: Any decline in the general level of prices of oil and gas, minerals or agricultural commodities would be expected to have an adverse impact on these stocks. The prices of these stocks are particularly vulnerable to decline in the event of deflationary economic conditions. Risks Related to Investing in Gold and Silver: The Fund invests in ETFs and/or ETCs that invest in physical gold or silver. Gold and silver generate no interest or dividends, and the return from investments in gold and silver will be derived solely from the price gains or losses from the commodity. Investing in ETFs or ETCs that invest in physical gold or silver may subject the

69 Fund to greater volatility than investments in traditional securities. Gold and silver may also be significantly affected by developments in the gold and silver mining industry, respectively, and prices of gold and silver may fluctuate sharply over short periods of time. Income derived from gold and silver (or ETFs or ETCs investing in gold and silver) is generally not qualifying income for purposes of the regulated investment company diversification tests under the Internal Revenue Code. Risks Related to Investing in ETFs: The Fund may hold ETFs to gain exposure to certain asset classes. As a result, the Fund may be subject to the same risks as the underlying ETFs. While the risks of owning shares of an underlying ETF generally reflect the risks of owning the underlying securities of the index the ETF is designed to track, lack of liquidity in an underlying ETF can result in its value being more volatile than the underlying portfolio securities. Because the value of other ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, thereby adversely affecting the Fund’s performance. In addition, ETF shares may trade at a premium or discount to net asset value. In addition, investments in the securities of other ETFs may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs, which could result in greater expenses to the Fund. By investing in another ETF the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the other ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. ETFs that invest in commodities may be, or may become, subject to regulatory trading limits that could hurt the value of their securities and could affect the Fund’s ability to pursue its investment program as described in this Prospectus. Additionally, some ETFs are not registered under the 1940 Act and therefore, are not subject to the regulatory scheme and investor protections of the 1940 Act. Risks Related to Investing in ETCs: The Fund may hold ETCs to gain exposure to physical gold and silver. As a result, the Fund is subject to the same risks as the underlying ETCs. While the risks of owning shares of an underlying ETC generally reflect the risks of owning the underlying metals the ETC holds, lack of liquidity in an underlying ETC can result in its value being more volatile than the metals themselves. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETCs. ETCs that invest in physical gold or silver may be, or may become, subject to regulatory trading limits that could hurt the value of their securities and could affect the Fund’s ability to pursue its investment program as described in this prospectus. Additionally, ETCs are not registered under the 1940 Act and therefore, are not subject to the regulatory scheme and investor protections of the 1940 Act. Income derived from commodities is generally not qualifying income for purposes of the regulated investment company diversification tests under the Internal Revenue Code. Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. U.S. Treasury Obligations Risks: U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's or and Underlying Fund's U.S. Treasury obligations to decline.

70 PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com. Annual Total Returns (Years Ended December 31,) Best Quarter: 03/31/14 3.74% Worst Quarter: 06/30/13 -7.77% Average Annual Total Returns (for the Periods Ended December 31, 2014) Year Ended December 31, 2014 Since Inception (02/07/2012) Global X Permanent ETF: ·Return before taxes ·Return after taxes on distributions1 ·Return after taxes on distributions and sale of Fund Shares1 7.16% 6.82% 4.15% 0.35% -0.05% 0.17% Solactive Permanent Index (net) (Index returns do not reflect deductions for fees, expenses, or taxes) 8.00% 0.79% S&P 500 Index (Index returns do not reflect deductions for fees, expenses, or taxes) 13.69% 18.29% 1 After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

71 FUND MANAGEMENT Investment Adviser: Global X Management Company LLC. Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since February 7, 2012. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 93 of the Prospectus.

72 Global X GF China Bond ETF Ticker: CHNB Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X GF China Bond ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P China Composite Select Bond Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.48% Distribution and Service (12b-1) Fees: None Other Expenses (Custody Fees):1 0.10% Total Annual Fund Operating Expenses: 0.58% Expense Reimbursement and/or Fee Waiver: (0.08)% Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement:2 0.50% 1 “Other Expenses” reflect estimated expenses for the Fund's first fiscal year of operations. 2 Pursuant to an Expense Limitation Agreement, the Adviser has agreed to waive or reimburse fees and/or limit Fund expenses to the extent necessary to assure that the operating expenses of the Fund (exclusive of taxes, brokerage fees, commissions, and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses)) will not exceed 0.50% of the Fund’s average daily net assets per year until at least March 1, 2016. Pursuant to the Expense Limitation Agreement, the Fund (at a later date) may reimburse the Adviser for the fees and expenses it waived or reimbursed and/or limited pursuant to the Expense Limitation Agreement during any of the prior three fiscal years, provided that, among other things, any reimbursement made to the Adviser does not cause Total Annual Fund Operating Expenses of the Fund to exceed 0.50% during the period in which it is paid and the Board of Trustees has approved in advance such reimbursement to the Adviser. Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years $51 $178 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. Because the Fund had not commenced operations as of the most recent fiscal year end, no portfolio turnover figures are available for the Fund. PRINCIPAL INVESTMENT STRATEGIES The Fund normally invests at least 80% of its total assets in securities that comprise the Underlying Index. The Underlying Index is comprised of Chinese Renminbi (“RMB”)-denominated bonds ("RMB Bonds") that are issued or distributed within mainland People’s Republic of China (“China or the “PRC”). The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

73 The Underlying Index is designed to provide exposure to RMB-denominated bonds that are issued or distributed within mainland China. The Underlying Index, strictly in accordance with its guidelines and mandated procedures, includes securities with a minimum maturity of one year and with an outstanding principal amount of RMB 1 billion. The Underlying Index is composed of RMB denominated bonds issued by governments, agencies, and Central State-Owned Enterprises (CSOEs). The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Fund will seek to achieve its investment objective by primarily investing directly in Chinese bonds issued or distributed in the PRC. Because the Fund does not satisfy the criteria to qualify as a Renminbi Qualified Foreign Institutional Investor ("RQFII") or Qualified Foreign Institutional Investor ("QFII") itself, the Fund intends to invest directly in RMB-denominated bonds via the RQFII quota of the Fund’s sub-adviser, GF International Investment Management Limited ("GFIIM" or “Sub-Adviser”). The Sub- Adviser has obtained RQFII status and has been granted an RQFII quota of at least 500 Million RMB (“RQFII quota”), which the Sub-Adviser will use all or a portion of to invest the portion of the Fund’s assets allocated to it by the Adviser in RMB-denominated bonds. At such time that the Sub-Adviser has utilized its entire RQFII quota, the Sub-Adviser may, subject to applicable regulations, apply for an increase of the RQFII quota. Assets not allocated to the Sub-Adviser for investment directly in RMB-denominated bonds will be managed by the Adviser. The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Because of the practical difficulties and expense of purchasing all of the securities in the Index, the Fund does not expect to purchase all of the securities in the Index. Instead, the Adviser will utilize a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Index. The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in Chinese bonds in the Financials Sector. SUMMARY OF PRINCIPAL RISKS Investors in the Fund should be willing to accept high degree of volatility in the price of the Fund’s shares and the possibility of significant losses. As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). Asian Economic Risk: Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the economy of China. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Cash Transactions Risk: Unlike most other ETFs, the Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF. Chinese Banking Industry Risk: The Chinese banking industry is a highly regulated industry and is subject to laws and regulations touching all aspects of the banking business. The principal regulators include the China Banking Regulatory Commission (“CBRC”) and the People’s Bank of China (“PBOC”). These regulators are given wide discretion in exercising their authority. The banking regulatory regime in China is currently undergoing significant changes, including changes in laws and regulations, as it moves toward a more transparent regulatory process. Some of these changes may have an adverse impact on the performance of Chinese banks that issued RMB Bonds and thus may adversely affect their capacity to honor their commitments under the RMB Bonds to the holders of such bonds, which may include the Fund.

74 Concentration Risk: Because the Fund's investments are concentrated in Chinese securities and the financials sector, the Fund will be susceptible to loss due to adverse occurrences affecting this country and sector.To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in China and Risks Related to Investing in the Financials Sector. Credit Risk: Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/ or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations. Bonds are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase, which may adversely affect the value of the security. Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if China's currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Emerging Market Risk: China is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Foreign Security Risk: RMB bonds are issued by foreign issuers. Investments in the securities of foreign issuers are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security is traded. The Fund may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in China, which could affect the economy or particular business operations of companies economically tied to China. Index Tracking Risk: The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). Because the Fund bears the costs and risks associated with buying and selling securities while such costs are not factored into the return of the Index, the Fund’s return may deviate significantly from the return of the Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. Interest Rate Risk: Bonds are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most bonds go down. When the general level of interest rates goes down, the prices of most bonds go up. The historically low interest rate environment increases the risk associated with rising interest rates. In addition, bonds with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than bonds with shorter durations.

75 Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results. Market Risk: The prices of the securities in the Fund are subject to the risk associated with investing in bonds, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. New Adviser Risk: GFIIM is a newly registered investment adviser and has not previously advised a registered investment company. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Premium/Discount Risk: Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Privatization Risk: China has begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized. Regulatory Risk: Changes in the law in the United States or China could result in the inability of the Fund to operate as intended and negatively affect the Fund and its shareholders. Reliance on Trading Partners Risk: The Fund invests in an economy that is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. As a result of trading partners risk, the Fund is particularly exposed to U.S. Economic Risk. Replication Management Risk: An investment in the Fund involves risks similar to those of investing in any bond fund, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

76 Risks Related to Investing in the Financials Sector: Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. Risks Related to the RQFII Regime and Investing in RMB Bonds: As of the date of this Prospectus, more than 80% of the Index was comprised of RMB Bonds. The Fund intends to invest directly in RMB Bonds through the Sub-Adviser’s RQFII quota. Because the Fund will not be able to invest directly in RMB Bonds in excess of the Sub-Adviser’s RQFII quota, the size of the Fund’s direct investment in RMB Bonds may be limited. In addition, the RQFII quota of the Sub-Adviser may be reduced or revoked by the Chinese regulators if, among other things, the Sub-Adviser fails to observe State Administration of Foreign Exchange (SAFE) and other applicable Chinese regulations. The Fund cannot predict what would occur if the RQFII quota of the Sub- Adviser or RQFII or QFII quotas generally were reduced or eliminated, although such an occurrence would likely have a material adverse effect on the Fund, including the requirement that the Fund dispose of certain or all of its RMB Bond holdings. Therefore, any such reduction or elimination may have a material adverse effect on the ability of the Fund to achieve its investment objective. If the Fund is unable to obtain sufficient exposure to the performance of RMB Bonds due to the limited availability of the Sub- Adviser’s RQFII quota or other investments, the Fund could, among other things, as a defensive measure limit or suspend creations until the Adviser and/or the Sub-Adviser determine that the requisite exposure to the RMB Bonds is obtainable. During the period that creations are suspended, the Fund could trade at a significant premium or discount to its NAV and could experience substantial redemptions. RMB Bonds are traded on the inter-bank bond market or the exchange-traded bond market in the PRC. Currently, the interbank bond market is much larger with respect to trading volume and is generally considered more liquid than the exchange-traded bond market. The inter-bank bond market is a quote-driven over-the-counter (“OTC”) market for institutional investors, while the exchange-traded bond market is an electronic automatic matching system where securities are traded on the Shanghai Stock Exchange or the Shenzhen Stock Exchange. To the extent that the Fund were to invest in securities contained in the Underlying Index via the exchange-traded bond market rather than the inter-bank bond market, the transactions in the underlying bonds could be subject to wider spreads between the bid and the offered prices of the bonds. This wider spread could adversely affect price at which the Fund could purchase or sell the bonds and impair the Fund’s performance. The RMB Bond market is volatile with a risk of suspension of trading in a particular security or government intervention. Securities on the RMB Bond market, including securities in the Index, may be suspended from trading without an indication of how long the suspension will last, which may impair the liquidity of such securities. The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied. The PRC authorities and regulators have been given wide discretion in such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future. The application and interpretation of such investment regulations may adversely affect the Fund. In addition, there are custody risks associated with investing through a RQFII, where due to requirements regarding establishing a custody account in the joint names of the Fund and the Sub-Adviser the Fund’s assets may not be as well protected from the claims of creditors as it may be if the Fund were to have an account in its name only. Specific rules governing taxes on capital gains derived by RQFIIs and QFIIs from the trading of PRC securities have yet to be announced. In the absence of specific rules, the tax treatment of the Fund’s investments in RMB Bonds through the Sub-Adviser’s RQFII quota should be governed by the general PRC tax provisions and provisions applicable to RQFIIs. Under these provisions, the Fund is generally subject to a tax of 10% on any dividends, distributions and interest it receives from its investment in PRC securities. In addition, a nonresident enterprise is subject to withholding tax at a rate of 10% on its capital gains. However, it is unclear if this tax will be applied to investments by an RQFII such as the Sub-Adviser or what the methodology for calculating or collecting the tax will be. Withholding taxes on dividends, interest and capital gains may be taxed at a reduced rate under an applicable tax treaty, but the application of such treaties for an RQFII acting on behalf of a foreign investor (i.e., the Sub-Adviser acting on behalf of the Fund) is also uncertain. It is also unclear how China’s business tax may apply to activities of an RQFII such as the Sub-Adviser and how such application may be affected by tax treaty provisions. The current PRC tax laws and regulations may be revised or amended in the future, and may be applied retroactively. Any revision or amendment in tax laws and regulations may adversely affect the Fund. In light of this uncertainty, the Fund plans to reserve 10% of its realized and unrealized gains from its RMB Bond investments to meet any potential withholding tax liability. This reserve may turn out to be excessive or inadequate in light of the Fund’s actual tax liabilities. The tax reserve will be reflected in the Fund’s daily NAV calculations as a deduction from the Fund’s NAV. Therefore, if the Fund’s tax reserve turns out to be excessive or inadequate and the Fund’s tax reserve and related deduction from NAV is modified accordingly, this will work to the benefit or detriment, respectively, of the Fund’s existing shareholders at the time the uncertainty surrounding the Fund’s tax liabilities is resolved. The

77 Fund may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments. The Sub-Adviser, as a licensed RQFII, is currently permitted to repatriate RMB daily and is not subject to RMB repatriation restrictions or prior approval. However, there is no assurance that RQFIIs may not be subject to restrictions or prior approval requirements in the future. Any additional restrictions imposed on the Sub-Adviser or RQFIIs generally may have an adverse effect on the Fund’s ability to invest directly in RMB Bonds and its ability to meet redemption requests. If the Fund’s direct investments in RMB Bonds through the Sub-Adviser’s RQFII quota become subject to repatriation restrictions, the Fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “ Code”), and be subject to income and excise tax at the Fund level. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions before re-qualifying for taxation as a RIC. See the prospectus under “Shareholder Information—Tax Information—Taxes on Distributions” for more information. The Fund may elect, for U.S. federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if the Fund is qualified to make that election and does so, this treatment will not apply with respect to amounts the Fund reserves in anticipation of the imposition of withholding taxes not currently in effect (as discussed above). If these amounts are used to pay any tax liability of the Fund in a later year, they will be treated as paid by the shareholders in such later year, even if they are imposed with respect to income of an earlier year. See the Prospectus under “Shareholder Information—Tax Information” for a further description of this risk. Risks Related to Investing in China: The Fund will seek to achieve its investment objective by primarily investing directly in Chinese RMB Bonds. Investing in Chinese securities involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) the small size of the market for Chinese securities and the low volume of trading, resulting in lack of liquidity and in price volatility, (ii) currency devaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters and (x) the risk of increased trade tariffs, embargoes and other trade limitations. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China. The Chinese securities markets are emerging markets characterized by relatively low trading volume, resulting in substantially less liquidity and greater price volatility. There is also less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made. In addition, less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. There is also generally less governmental regulation of the securities industry in China, and less enforcement of regulatory provisions relating thereto, than in the United States. Moreover, it may be more difficult to obtain a judgment in a court outside the United States. Mainland China’s legal system is based on statutes enacted by various state bodies dealing with economic matters such as foreign investment, company organization and governance, taxation and trade. These laws are quite recent with published court opinions based on these being limited and non-binding. This makes the interpretation and enforcement of these laws and regulations uncertain. With respect to laws pertaining to bankruptcy proceedings, such laws in mainland China are generally less developed than and different from such laws in the United States. Therefore, bankruptcy proceedings can take more time to resolve than similar proceedings in the United States and results can be unpredictable. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. In addition, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and

78 the Fund’s investments. Moreover, the current major slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments. Emerging markets such as China can experience high rates of inflation, deflation and currency devaluation. The value of RMB may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the PRC, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The Fund invests a significant portion of its assets in investments denominated in RMB and the income received by the Fund will principally be in RMB. The Fund’s exposure to RMB and changes in value of RMB versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and RMB. RMB is currently not a freely convertible currency. The Chinese government places strict regulation on RMB and sets the value of RMB to levels dependent on the value of the U.S. dollar, but the Chinese government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and reduce the liquidity of the Fund’s investments. There may not be sufficient amounts of RMB for the Fund to be fully invested because the Fund has to convert U.S. dollars received from the purchase of Creation Units (defined herein) into RMB to purchase RMB denominated investments. As a result, these restrictions may adversely affect the Fund and its investments. Sampling Risk: The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to an issuer of securities in the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater. Securities Market Risk: Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because many foreign securities markets may be limited in size, the prices of securities that trade in such markets may be influenced by large traders. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. The Fund may invest in shares of foreign investment companies, including Hong Kong-listed ETFs, the shares of which are listed and traded primarily on a foreign securities exchange. The Fund as an investor in a foreign fund may not be afforded the same investor protections that are provided by the U.S. federal securities laws. The Fund may also invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications. Sovereign Bond Risk: Investments in sovereign bonds involves special risks not present in corporate bonds. The governmental authority that controls the repayment of the bonds may be unable or unwilling to make interest payments and/or repay the principal on its bond or to otherwise honor its obligations. If an issuer of sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. During periods of economic uncertainty, the market prices of bonds, and the Fund’s NAV, may be more volatile than prices of corporate bond, which has resulted in losses to the holders of such debt. Subordinated Obligations Risk: Payments under some RMB Bonds may be structurally subordinated to all existing and future liabilities and obligations of each of the respective subsidiaries and associated companies of an issuer of a RMB Bond. Claims of creditors of such subsidiaries and associated companies will have priority as to the assets of such subsidiaries and associated companies over the issuer and its creditors, including the Fund, who seek to enforce the RMB Bond. Certain RMB Bonds do not contain any restrictions on the ability of the subsidiaries of the issuers to incur additional unsecured indebtedness. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain

79 securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. U.S. Economic Risk: Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosures rates may have an adverse impact on the economy of China. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION Because the Fund has not yet commenced operations, no bar chart or Average Annual Total Returns table is included for the Fund. FUND MANAGEMENT Investment Adviser for the Fund: Global X Management Company LLC. Sub-Adviser for the Fund: GF International Investment Management Limited. Portfolio Managers for the Fund: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga, Chang Kim, CFA and Yuke Wang (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, Kim and Wang have been Portfolio Managers of the Fund since inception. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 93 of the Prospectus.

80 Global X | JPMorgan Efficiente Index ETF Ticker: EFFE Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X | JPMorgan Efficiente Index ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan ETF Efficiente 10 TR Series X Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.69% Distribution and Service (12b-1) Fees: None Other Expenses:1 0.00% Acquired Fund Fees and Expenses:1 0.21% Total Annual Fund Operating Expenses: 0.90% 1 Acquired Fund Fees and Expenses and Other Expenses are estimates based on the current fiscal year. Acquired Fund Fees and Expenses are those expenses incurred indirectly by the Fund as a result of acquiring investments in shares of one or more other investment companies. Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years $92 $287 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From the Fund's commencement of operations on October 22, 2014 to October 31, 2014, the Fund's portfolio turnover rate is 0.00%. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. The Underlying Index tracks the total return performance of a portfolio of eleven exchange-traded funds (each, an "ETF") and two exchange-traded products (each an "ETP") (each ETP and ETF a "Constituent" and together the "Constituents"), as defined by J.P. Morgan Security LLC, the provider of the Underlying Index ("Index Provider"). The Constituents eligible for inclusions are noted below. The share prices of the ETFs and ETPs are expected to track the performance of equities or bonds in developed or emerging markets, real estate investments, U.S. Treasury bonds, U.S. Treasury Inflation Protected Securities, a single commodity or a portfolio of commodity futures contracts. The Underlying Index allocates index weights among the Constituents based on a proprietary methodology created by the Index Provider.

On a monthly basis and subject to certain weighting constraints, the Underlying Index is rebalanced to reallocate index weights among the Constituents so that the resulting portfolio would have had the highest return during the previous six months and an annualized volatility level of 10% or less over the same period (subject to upward adjustment under limited circumstances). This methodology is informed by the "modern portfolio theory" approach to asset allocation, which suggests that an investor allocate among assets in a manner that maximizes return for a given risk appetite. Since the index weights assigned to the Constituents at each monthly rebalancing are determined based on past performance, there is no guarantee that any monthly rebalancing will result in the Underlying Index achieving the highest possible returns for the relevant month. The Underlying Index is described in greater detail in the **Information Regarding the Underlying Index and the Index Provider** section of this Prospectus.

As of January 1, 2015, the Constituents eligible for inclusion in the Underlying Index are: the Vanguard S&P 500 ETF, the iShares Core S&P Small-Cap ETF, the Vanguard FTSE Developed Markets ETF, the iShares 20+ Year Treasury Bond ETF, the iShares 1-3 Year Treasury Bond ETF, the iShares iBoxx $ Investment Grade Corporate Bond ETF, the SPDR® Barclays High Yield Bond ETF, the Vanguard FTSE Emerging Markets ETF, the iShares J.P.Morgan USD Emerging Markets Bond ETF, the Vanguard REIT ETF, the iShares TIPS Bond ETF, the iShares S&P GSCI Commodity-Indexed Trust and the iShares Gold Trust.

Set forth below are the weighting constraints applicable to each Constituent and each sector that may be represented in the Underlying Index:

| Sector | Fund* | Min Weight | Max Weight |
|---|---|---|---|
| Developed Equity<br>50% Total Cap | Vanguard S&P 500 ETF | 0% | 20% |
| | iShares Core S&P Small-Cap ETF | 0% | 20% |
| | Vanguard FTSE Developed Markets ETF | 0% | 20% |
| Bonds<br>50% Total Cap | iShares 20+ Year Treasury Bond ETF | 0% | 20% |
| | iShares iBoxx $ Investment Grade Corporate Bond ETF | 0% | 20% |
| | SPDR® Barclays Capital High Yield Bond ETF | 0% | 20% |
| Emerging Markets<br>40% Total Cap | Vanguard FTSE Emerging Markets ETF | 0% | 20% |
| | iShares J.P.Morgan USD Emerging Markets Bond ETF | 0% | 20% |
| Alternative Investments<br>40% Total Cap | Vanguard REIT ETF | 0% | 20% |
| | iShares S&P GSCI Commodity-Indexed Trust | 0% | 10% |
| | iShares Gold Trust | 0% | 10% |
| Short Term Treasuries/<br>Inflation<br>50% Total Cap | iShares TIPS Bond ETF | 0% | 50% |
| | iShares 1-3 Year Treasury Bond ETF | 0% | 50% |

*iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in Fund.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the Constituents of the Underlying Index and publishes information regarding the level of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "outperform" the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund uses a representative sampling strategy with respect to the Underlying Index. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include country weightings, market capitalization and other financial characteristics of securities. The Fund may or may not hold all of the securities in the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation.

81

82 The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was not concentrated in a sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). Asset Class Risk: Constituents of the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Commodities Regulatory Risk: The Commodity Futures Trading Commission ("CFTC") may repropose regulations that may limit the use of commodity interests by the Fund. Any changes in regulations could affect the Fund’s ability to qualify as a regulated investment company or to pursue its investment program as described in this Prospectus. Concentration Risk: To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. Credit Risk: Credit risk is the risk that an issuer of debt securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. Currency Risk: The Fund, or an ETF in which the Fund invests, may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Emerging Market Risk: Investments in emerging market countries may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: Investments in the securities of foreign issuers are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security is traded. The Fund may lose value due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: A natural disaster could occur in a geographic region in which the Fund or ETF invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.

83 High Yield Securities Risk: Securities that are rated below investment grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-“ by Standard & Poor’s® (a division of the McGraw-Hill Companies, Inc.) (“S&P”) and Fitch, Inc. (“Fitch), “Baa3” by Moody’s® Investors Service, Inc. (“Moody’s”), or “BBBL” by Dominion Bond Rating Service Limited (“Dominion”)), or are unrated but judged by the Adviser to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity. Income Risk: Income risk is the risk that the Fund’s income will decline because of falling interest rates. Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Liquidity Risk: Liquidity risk is the risk that the Fund or an ETF may not be able to sell a security in a timely manner at a desired price. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Optimization Risk: The Fund is based on “modern portfolio theory” approach to asset allocation. There is no guarantee that this Underlying Index will outperform any alternative strategy that might be employed in respect of the component assets or that past volatilities and correlations of particular asset classes will be indicative of future results. Passive Foreign Investment Company Risk: Some Fund holdings may be characterized as “passive foreign investment companies” ("PFICs") for U.S. tax purposes. Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

84 Realized Volatility Risk: The weights of the component assets are determined such that the hypothetical historical volatility of the rebalanced portfolio would have been no more than 10%. However, the realized volatility of the Fund over any period may be more or less than 10%. Risks Related to Investing in Commodities: The Fund may invest in commodity ETFs. Exposure to commodities may subject the Fund to greater volatility than investments in traditional securities. The value of commodities may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Risks Related to Investing in ETPs: The Fund may hold ETPs to gain exposure to commodities. As a result, the Fund is subject to the same risks as the underlying ETPs. While the risks of owning shares of an underlying ETP generally reflect the risks of owning the underlying commodities contracts and exposure the ETP holds, lack of liquidity in an underlying ETP can result in its value being more volatile than the metal itself. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETPs. ETPs that invest in commodities contracts and exposure may be, or may become, subject to regulatory trading limits that could hurt the value of their securities and could affect the Fund’s ability to pursue its investment program as described in this prospectus. Additionally, ETPs are not registered under the Investment Company Act of 1940 ("1940 Act") and therefore, are not subject to the regulatory scheme and investor protections of the 1940 Act. Income derived from certain commodities-related investments is generally not qualifying income for purposes of the gross income test to qualify as a “regulated investment company” (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Although income derived from ETPs that are treated as foreign corporations for U.S. tax purposes is expected to be qualifying income, future legislation or guidance may treat this income as not so qualifying. Risks Related to Investing in ETFs: The Fund may hold ETFs to gain exposure to certain asset classes. As a result, the Fund may be subject to the same risks as the underlying ETFs. While the risks of owning shares of an underlying ETF generally reflect the risks of owning the underlying securities of the index the ETF is designed to track, lack of liquidity in an underlying ETF can result in its value being more volatile than the underlying portfolio securities. Because the value of other ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, thereby adversely affecting the Fund’s performance. In addition, ETF shares may trade at a premium or discount to net asset value. In addition, investments in the securities of other ETFs may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs, which could result in greater expenses to the Fund. By investing in another ETF the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the other ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. ETFs that invest in commodities may be, or may become, subject to regulatory trading limits that could hurt the value of their securities and could affect the Fund’s ability to pursue its investment program as described in this Prospectus. Additionally, some ETFs are not registered under the 1940 Act and therefore, are not subject to the regulatory scheme and investor protections of the 1940 Act. Risks Related to Investing in Gold: The Fund may invest in ETFs and/or ETPs that invest in physical gold. Gold generates no interest or dividends, and the return from investments in gold will be derived solely from the price gains or losses from the commodity. Gold may also be significantly affected by developments in the gold mining industry, and prices of gold may fluctuate sharply over short periods of time. Income derived from gold (or in some cases ETFs or ETPs investing in physical gold) is generally not qualifying income for purposes of the RIC gross income tests under the Code. In August 2011, the Internal Revenue Service (“IRS”) announced that it would stop issuing private letter rulings authorizing favorable tax treatment for funds that invest indirectly in commodities such as gold and silver through offshore subsidiaries or certain derivatives. The IRS has previously issued a number of private letter rulings to funds in this area, concluding that such investments generate “qualifying income” for RIC qualification purposes. It is unclear how long this suspension will last. The IRS has not indicated that any previously issued rulings in this area will be affected by this suspension. This suspension of guidance by the IRS means that the tax treatment of such investments is now subject to some uncertainty. Risks Related to Investing in Inflation-Linked Bonds: The Fund or ETF may invest in inflation-linked bonds, which are income- generating instruments whose interest and principal payments are adjusted for inflation – a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

85 Risks Related to Investing in Large-Capitalization Companies: The stock of large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years. Risks Related to Investing in Real Estate Stocks and REITs: The Fund may invest in an underlying fund that invests in companies that invest in real estate, such as REITs, which exposes investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Risks Related to Investing in the United States: The Fund or an ETF may have significant exposure to United States issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund or an ETF has exposure. Securities Market Risk: Because certain securities markets in the countries in which the Fund or ETF may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Tax Status Risk: The Fund intends to pay dividends each taxable year to enable it to continue to satisfy the distribution requirements necessary to qualify for treatment as a RIC. If the Fund were to distribute to its shareholders less than the minimum amount required for any year, the Fund would become subject to federal income tax for that year on all of its taxable income and recognized gains, even those distributed to its shareholders. In addition, under the Code, the Fund may not earn more than 10% of its annual gross income from gains resulting from the sale of commodities and precious metals. This could make it more difficult for the Fund to pursue its investment strategy and maintain qualification as a RIC. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Turnover Risk: The Fund may experience relatively high portfolio turnover, which may result in increased transaction costs and lower Fund performance. U.S. Treasury Obligations Risks: U.S. Treasury obligations may differ in their interest rates, maturities times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's or an underlying fund's U.S. Treasury obligations to decline. Valuation Risk: The sales price the Fund or ETF could receive for a security may differ from the Fund’s or ETF's valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

86 FUND MANAGEMENT Investment Adviser: Global X Management Company LLC. Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga and Kim have been Portfolio Managers of the Fund since inception. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 93 of the Prospectus.

87 Global X | JPMorgan US Sector Rotator Index ETF Ticker: SCTO Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X | JPMorgan US Sector Rotator Index ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses of the JPMorgan U.S. Sector Rotator TR Series X Index (“Underlying Index”), an index composed of underlying equity exchange-traded funds ("ETFs") and a fixed income ETF. FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.69% Distribution and Service (12b-1) Fees: None Acquired Fund Fees and Expenses:1 0.17% Other Expenses:1 0.00% Total Annual Fund Operating Expenses: 0.86% 1 Acquired Fund Fees and Expenses and Other Expenses are estimates based on the current fiscal year. Acquired Fund Fees and Expenses are those expenses incurred indirectly by the Fund as a result of acquiring investments in shares of one or more other investment companies. Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years $88 $274 Portfolio Turnover: The Fund and the other ETFs in which the Fund invests (each, an “Underlying Fund” and collectively, the “Underlying Funds”), pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate for the Fund or Underlying Funds may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example (except costs to Underlying Funds included as part of Acquired Fund Fees and Expenses), affect the Fund’s performance. To the extent an Underlying Fund incurs costs from high portfolio turnover, such costs may have a negative effect on the performance of the Fund. From the Fund's commencement of operations on October 22, 2014 to October 31, 2014, the Fund's portfolio turnover rate is 63.35% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund is a fund of funds and seeks its investment objective by investing primarily in the securities of the Underlying Funds that themselves seek investment results corresponding to their own underlying indexes. The Fund invests at least 80% of its total assets in the securities of the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. The Underlying Index aims to participate in the best-performing U.S. sectors of the market while limiting its exposure to the market during periods of high volatility or market declines, as defined by J.P. Morgan Securities LLC, the provider of the Underlying Index ("Index Provider"). The Underlying Index is based on a proprietary methodology from the Index Provider.

The Underlying Index rebalances monthly to reflect changing market conditions by tracking the performance of a portfolio that may include a U.S. Treasury Bond ETF and zero to five ETFs selected out of a pool of ten U.S. sector ETFs. The sectors represented by the U.S. sector ETFs are: consumer discretionary, consumer staples, energy, financials, healthcare, industrial, utilities, materials, technology and real estate.

On each monthly rebalancing date, the Underlying Index seeks to select up to five U.S. sector ETFs with the highest positive performance during the prior month. The Underlying Index will include an allocation to the U.S. Treasury Bond ETF if fewer than five U.S. sector ETFs have positive performance during the prior month. The U.S. sector ETFs selected for inclusion in the Underlying Index each month are equal-volatility weighted, based on each U.S. sector ETF's realized volatility during the prior month, meaning that each U.S. sector ETF has the same amount of volatility contribution to the Underlying Index as of such monthly rebalancing date. If the overall realized volatility of the portfolio of selected U.S. sector ETFs exceeds 20%, based on each U.S. sector ETF's realized volatility during the prior month, the weight assigned on a monthly rebalancing date to each U.S. sector ETF is adjusted down proportionally and the exposure is re-allocated to the U.S. Treasury Bond ETF in order to reduce the overall volatility of the Underlying Index to 20% as of such monthly rebalancing date. Since the index weights assigned to the U.S. Sector ETF and the U.S. Treasury Bond ETF are determined on past performance, there is no guarantee that any monthly rebalancing will result in the Underlying Index achieving the highest possible returns for the relevant month. The Underlying Index is described in greater detail in the "Information Regarding the Underlying Index and the Index Provider" section of this Prospectus.

As of January 1, 2015, the U.S. sector ETFs and U.S. Treasury Bond ETF eligible for consideration as components of the Underlying Index each month are: the Consumer Discretionary Select Sector SPDR® Fund, the Consumer Staples Select Sector SPDR® Fund, the Energy Select Sector SPDR® Fund, the Financial Select Sector SPDR® Fund, the Health Care Select Sector SPDR® Fund, the Industrial Select Sector SPDR® Fund, the Utilities Select Sector SPDR® Fund, the Materials Select Sector SPDR® Fund, the Technology Select Sector SPDR® Fund, the SPDR® Dow Jones REIT ETF, and the iShares® 1-3 Year Treasury Bond ETF.

Set forth below are the weighting constraints applicable to each U.S. Sector ETF and the U.S. Treasury Bond ETF that may be represented in the Underlying Index (and thus the Fund):

| Sector | Fund* | Min Weight | Max Weight |
|---|---|---|---|
| US | Consumer Discretionary Select Sector SPDR Fund | 0% | 20% |
| | Financial Select Sector SPDR Fund | 0% | 20% |
| | Utilities Select Sector SPDR Fund | 0% | 20% |
| | Consumer Staples Select Sector SPDR Fund | 0% | 20% |
| | Health Care Select Sector SPDR Fund | 0% | 20% |
| | Materials Select Sector SPDR Fund | 0% | 20% |
| | Energy Select Sector SPDR Fund | 0% | 20% |
| | Industrial Select Sector SPDR Fund | 0% | 20% |
| | Technology Select Sector SPDR Fund | 0% | 20% |
| | SPDR® Dow Jones REIT ETF | 0% | 20% |
| Short Term Treasuries | iShares 1-3 Year Treasury Bond ETF | 0% | 100% |

iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in the Fund.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and the Global X Management Company, LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the constituents of the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions beyond the mechanics built into the Underlying Index when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may

88

89 utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was not concentrated in a sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). Asset Class Risk: Constituents of the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Commodity Exposure Risk: The Fund and an underlying fund may invest in the materials sector, which is susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on the Fund. Concentration Risk: To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Income Risk: The Fund's income may decline when interest rates fall. This decline can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

90 Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Model Portfolio Risk: The risk that investments selected using a proprietary methodology (i.e., quantitative model) may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the Fund to achieve positive returns or outperform the market. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Risk of Investing in the United States: The Fund may have significant exposure to U.S. issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure. Risks Related to Investing in ETFs: The Fund may hold ETFs to gain exposure to certain asset classes. As a result, the Fund may be subject to the same risks as the underlying ETFs. While the risks of owning shares of an underlying ETF generally reflect the risks of owning the underlying securities of the index the ETF is designed to track, lack of liquidity in an underlying ETF can result in its value being more volatile than the underlying portfolio securities. Because the value of other ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, thereby adversely affecting the Fund’s performance. In addition, ETF shares may trade at a premium or discount to net asset value. In addition, investments in the securities of other ETFs may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs, which could result in greater expenses to the Fund. By investing in another ETF the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. If the other ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. ETFs that invest in commodities may be, or may become, subject to regulatory trading limits that could hurt the value of their securities and could affect the Fund’s ability to pursue its investment program as described in this Prospectus. Additionally, some ETFs are not registered under the 1940 Act and therefore, are not subject to the regulatory scheme and investor protections of the 1940 Act. Risks Related to Investing in Real Estate Stocks and Real Estate Investment Trusts: The Fund may invest in an underlying fund that invests in companies that invest in real estate, such as REITs, which exposes investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates.

91 Risks Related to Investing in the Consumer Discretionary Sector: The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns. Risks Related to Investing in the Consumer Staples Sector: The consumer staples sector may be affected by marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices. Risks Related to Investing in the Energy Sector: The value of securities issued by companies in the energy sector may decline for many reasons, including, among others, changes in energy prices, government regulations, energy conservation efforts and potential civil liabilities. Risks Related to Investing in the Financial Sector: Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. Risks Related to Investing in the Health Care Sector: The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a patent may adversely affect their profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence. Risks Related to Investing in the Industrial Sector: The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors. Risks Related to Investing in the Materials Sector: Companies in the materials sector may be adversely impacted by the volatility of commodity prices, exchange rates, depletion of resources, over-production, litigation and government regulations, among other factors. Risks Related to Investing in the Technology Sector: Technology companies may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Risks Related to Investing in the Utilities Sector: The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with regulations, among other factors. Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Turnover Risk: The Fund may experience relatively high portfolio turnover, which may result in increased transaction costs and lower Fund performance. U.S. Treasury Obligations Risks: U.S. Treasury obligations may differ in their interest rates, maturities times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's or an underlying fund's U.S. Treasury obligations to decline.

92 Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. FUND MANAGEMENT Investment Adviser: Global X Management Company LLC. Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga and Kim have been Portfolio Managers of the Fund since inception. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 93 of the Prospectus.

93 PURCHASE AND SALE OF FUND SHARES Shares of the Funds are or will be listed and traded at market prices on a national securities exchange (the "Exchange"). Shares may only be purchased and sold on the Exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. Each Fund (other than the Global X GF China Bond ETF) will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof. The Global X GF China Bond ETF will issue or redeem Shares that have been aggregated into blocks of 25,000 Shares or multiples thereof. Each Fund will issue or redeem blocks of Shares ("Creation Units") in return for a basket of cash and/or securities that the Fund specifies each Business Day. TAX INFORMATION The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-deferred arrangements may be taxable to you. PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker/dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

94 ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES AND RISKS ADDITIONAL STRATEGIES In addition to the investment strategies discussed above under Fund Summaries—Principal Investment Strategies, each Fund may use the following investment strategies: Leverage: Each Fund may borrow money from a bank as permitted under the 1940 Act, and as interpreted or modified by a regulatory authority having jurisdiction, from time to time. For example, a Fund may borrow money at fiscal quarter end to maintain the required level of diversification to qualify as a “regulated investment company” (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). Securities Lending: Each Fund may lend its portfolio securities to the extent noted under Fund Summaries-Principal Investment Strategies. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of the foreign equity securities (other than ADRs) being lent. This collateral is marked-to-market on a daily basis. ADDITIONAL RISKS The Funds are subject to the risks described below. Some or all of these risks may adversely affect a Fund’s NAV, trading price, yield, total return and/or its ability to meet its objectives. ADR/GDR Risk To the extent a Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asian Economic Risk Asian Economic Risk applies to the Global X GF China Bond ETF and Global X SuperDividend® REIT ETF. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the recent global recession, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the Fund's investments. Asset Class Risk The returns from the types of securities in which a Fund invests may under-perform returns from the various general securities markets or different asset classes. The stocks in the Underlying Indices may under-perform fixed-income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of out- performance and under-performance in comparison to the general securities markets. Cash Transactions Risk Cash Transactions Risk applies to the Global X GF China Bond ETF. Unlike most ETFs, the Funds intend to effect all creations and redemptions principally or partially for cash, rather than in-kind securities. As a result, an investment in one of the Funds may be less tax-efficient than an investment in a more conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the

95 Fund level. Because the Funds currently intend to affect all redemptions principally or partially for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Funds generally intend to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brazil may also impose higher local tax rates on transactions involving certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs. Chinese Banking Industry Risk Chinese Banking Industry Risk applies to the Global X GF China Bond ETF. The Chinese banking industry is a highly regulated industry and is subject to laws and regulations touching all aspects of the banking business. The principal regulators include the China Banking Regulatory Commission (“CBRC”) and the People’s Bank of China (“PBOC”). These regulators are given wide discretion in exercising their authority. The banking regulatory regime in China is currently undergoing significant changes, including changes in laws and regulations, as it moves toward a more transparent regulatory process. Some of these changes may have an adverse impact on the performance of Chinese banks that issued RMB Bonds and thus may adversely affect their capacity to honor their commitments under the RMB Bonds to the holders of such bonds, which may include the Fund. Commodities Regulatory Risk Commodities Regulatory Risk applies to the Global X Risk Parity ETF, Global X Permanent ETF and Global X | JPMorgan Efficiente Index ETF. The CFTC may repropose regulations that may limit the use of commodity interests by the Funds. Any changes in regulations could affect the Funds' ability to pursue their investment program as described in this prospectus. If that occurs, the Board will consider an appropriate course of action. Commodity Exposure Risk Commodities Exposure Risk applies to the Global X | JPMorgan US Sector Rotator Index ETF. The Fund and an Underlying Fund may invests in the materials sector, which is susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on the Fund. Concentration Risk In following its methodology, an Underlying Index will be concentrated to a significant degree in securities of issuers located in a single country, market, industry, group of industries, asset class, or sector. To the extent that the Underlying Index concentrates in the securities of issuers in such an area, a Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a single country, market, industry, group of industries, asset class, or sector, a Fund faces more risks than if it were diversified broadly over numerous such areas. Such risks, any of which may adversely affect the companies in which a Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a country, market, industry, group of industries, asset class, or sector. In addition, at times, such country, market, industry, group of industries, asset class, or sector may be out of favor and underperform other such categories or the market as a whole. Counterparty Risk Counterparty Risk applies to the Global X Risk Parity ETF. Counterparty risk is the risk that a counterparty to a derivative such as a swap contract or other similar investment instrument may default on its payment obligation to a Fund. Such a default may cause the value of an investment in a Fund to decrease.

96 Credit Risk Credit Risk applies to the Global X Risk Parity ETF, Global X SuperIncome ETF, Global X GF China Bond ETF and Global X | JPMorgan Efficiente Index ETF. Credit risk is the risk that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value. Currency Risk Foreign currencies are subject to risks, which include changes in the debt level and trade deficit of the country issuing the foreign currency; inflation rates of the United States and the country issuing the foreign currency; investors’ expectations concerning inflation rates; interest rates of the United States and the country issuing the foreign currency; investors’ expectations concerning interest rates; investment and trading activities of mutual funds, hedge funds and currency funds; and global or regional political, economic or financial events and situations. In addition, a foreign currency in which a Fund invests may not maintain its long-term value in terms of purchasing power in the future. When the price of a foreign currency in which a Fund invests declines, it may have an adverse impact on the Fund. Foreign exchange rates are influenced by the factors identified above and may also be influenced by: changing supply and demand for a particular currency; monetary policies of governments (including exchange control programs, restrictions on local exchanges or markets and limitations on foreign investment in a country or on investment by residents of a country in other countries); changes in balances of payments and trade; trade restrictions; and currency devaluations and revaluations. Also, governments from time to time intervene in the currency markets, directly and by regulation, in order to influence prices directly. These events and actions are unpredictable. The resulting volatility in the U.S. dollar/foreign currency exchange rate could materially and adversely affect the performance of a Fund. Custody Risk Custody risk refers to risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. The less developed a country’s securities market, the greater the likelihood of custody problems occurring. Derivatives Risk Derivatives Risk applies to the Global X Risk Parity ETF. Derivatives risk is the risk that loss may result from the Fund’s investments in options, futures and swap contracts, which may be leveraged and are types of derivatives. Investments in leveraged instruments may result in losses exceeding the amounts invested. The Fund may use these instruments to help it track its Underlying Index. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The Global X Risk Parity ETF may trade in equity futures, currency forwards, swaps on currency forwards, swaps on indexes, commodity futures, swaps on commodity futures, bond futures, and swaps on bond futures. The Fund may use these instruments to help the Fund track its Underlying Index. Derivative instruments may be leveraged, which may result in losses exceeding the amounts invested. Risks of these instruments include: • That prices of the instruments and the prices of underlying securities, interest rates or currencies they are designed to reflect do not move together as expected; a risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with its Underlying Index;

97 • The possible absence of a liquid secondary market for any particular instrument and, for exchange traded instruments, possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; • That adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); • Particularly in the case of privately-negotiated instruments, that the counterparty will not perform its obligations, which could leave a Fund worse off than if it had not entered into the position; • The inability to close out certain hedged positions to avoid adverse tax consequences, and the fact that some of these instruments may have uncertain tax implications for the Funds; • The fact that “speculative position limits” imposed by the CFTC and certain futures exchanges on net long and short positions may require the Funds to limit or unravel positions in certain types of instruments; and • The high levels of volatility some of these instruments may exhibit, in some cases due to the high levels of leverage an investor may achieve with them. Emerging Market Risk Emerging Market Risk applies to the Global X SuperDividend® ETF, Global X Risk Parity ETF, Global X Social Media Index ETF, Global X SuperIncome™ ETF, Global X | JPMorgan Efficiente Index ETF, Global X GF China Bond ETF and Global X SuperDividend® REIT ETF. Emerging market risk is the risk that the securities markets of emerging countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries, as has historically been the case. The risks of foreign investment are heightened when the issuer is located in an emerging country. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees, which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions, such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian, Latin American and other countries), a Fund may invest in such countries through other investment funds in such countries. Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. As a result, emerging countries are particularly vulnerable to downturns of the world economy. The recent global financial crisis tightened international credit supplies and weakened the global demand for their exports. As a result, certain of these economies faced significant economic difficulties, which caused some emerging market economies to fall into recession. Recovery from such conditions may be gradual and/or halting as weak economic conditions in developed markets may continue to suppress demand for exports from emerging countries.

98 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Many emerging markets have experienced strained international relations due to border disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets and may adversely affect the performance of these economies. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other emerging market countries, including China. A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in such countries. Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to a Fund. The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities. A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of a Fund's currency exposure in emerging countries may not be covered by such instruments. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Fund could lose money. Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer's securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked trades in such securities will not settle, The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of a Fund, reserves the right to abstain from voting proxies in those markets. Equity Securities Risk A Fund may invest in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer, general stock market fluctuations that affect all issuers, or as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Investments in equity securities may be more volatile than investments in other asset classes.

99 Foreign Financial Institution Risk Foreign Financial Institution Risk applies to the Global X SuperIncome™ Preferred ETF. Certain of the securities that comprise the Underlying Index, while traded on U.S. exchanges, may be issued by foreign financial institutions. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing, and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non- U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to fewer governmental regulations than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer's local currency against the U.S. dollar. The health of many foreign financial institutions is often tied closely with the financial stability of the local economy in which they are domiciled, and therefore are subject to additional risks including but not limited to: policy changes, slow economic growth, and high levels of debt. Foreign Security Risk Each Fund’s assets may be invested within the equity markets of countries outside of the U.S. These markets are subject to special risks associated with foreign investment, including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; less availability of public information about issuers; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of a Fund; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; and weaker accounting, disclosure and reporting requirements. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. Investment of more than 25% of a Fund’s total assets in securities located in one country or region will subject the Fund to increased country or region risk with respect to that country or region. Forward and Futures Contract Risk Forward and Futures Contract Risk applies to the Global X Risk Parity ETF. The primary risks associated with the use of forward and futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) the possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) the possibility that the counterparty will default in the performance of its obligations; and (d) the possibility that, if the Fund has insufficient cash, the Fund may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. Geographic Risk Geographic risk is the risk that a Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject a Fund to risks associated with that particular region, such as a natural disaster. High Dividend Yield Stocks Risk High Dividend Yield Stocks Risk applies to the Global X SuperDividend® ETF and Global X SuperDividend® U.S. ETF. High yielding stocks are often speculative, high risk investments. These companies can be paying out more than they can support and may reduce their dividends or stop paying dividends at any time, which could have a material adverse effect on the stock price of these companies and the Fund’s performance High Yield Securities Risk High Yield Securities Risk applies to the Global X Risk Parity ETF, Global X SuperIncome™ ETF and Global X | JPMorgan Efficiente Index ETF.

100 High yield securities typically involve greater risk and are less liquid than higher grade issues. Changes in general economic conditions, changes in the financial condition of the issuers and changes in interest rates may adversely impact the ability of issuers of high yield securities to make timely payments of interest and principal. A Fund may invest in high yield securities that offer generally a higher current yield than that available from higher grade issues, but they typically involve greater risk. Securities rated below investment grade commonly are referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be impacted by adverse changes in general economic conditions, changes in the financial condition of their issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities. Issuers of high yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities have. Periods of economic downturn or rising interest rates may cause the issuers of high yield securities to experience financial distress, which could adversely impact their ability to make timely payments of principal and interest and could increase the possibility of default. The market value and liquidity of high yield securities may be impacted negatively by adverse publicity and investor perceptions, whether or not based on fundamental analysis, especially in a market characterized by low trade volume. Income Risk The Fund’s income may decline when interest rates fall. This decline can occur because the Fund or an ETF may invest in lower- yielding bonds as bonds in its portfolio mature or the Fund or an ETF otherwise needs to purchase additional bonds. Index Tracking Risk A Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). Because a Fund bears the costs and risks associated with buying and selling securities while such costs are not factored into the return of the Underlying Index, the Fund’s return may deviate significantly from the return of the Underlying Index. A Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, a Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. To the extent a Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. Interest Rate Risk Interest Rate Risk applies to the Risk Parity ETF, Global X SuperIncome™ ETF, Global X SuperIncome™ Preferred ETF, Global X Permanent ETF, Global X GF China Bond ETF, Global X | JPMorgan Efficiente Index ETF and Global X | JPMorgan US Sector Rotator Index ETF. Interest rate risk is the risk that prices of fixed income securities generally increase in value when interest rates decline and decrease in value when interest rates increase. The Funds may lose money if short term or long term interest rates rise sharply. Investors should note that interest rates currently are at, or near, historic lows, but may ultimately increase, with potentially sudden and unpredictable effects on the markets and a Fund’s investments. Fixed income securities of lower credit quality or with longer durations tend to be more sensitive to changes in interest rates, often making them more volatile in response to interest rate changes than securities of higher credit quality or with shorter durations. Interest rate fluctuations may also negatively impact the values of equity and other non-fixed income securities. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise (the real interest rate is the rate of interest an investor expects to receive after allowing for inflation). In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, Inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating

101 rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may also impact the net asset value of the Fund’s shares. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (“Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve's holdings from Quantitative Easing decrease, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. Such policies may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and the NAV of the Fund’s shares to decline. To the extent a fund experiences high redemptions in connection with these developments or otherwise, a Fund may experience increased portfolio turnover, which will increase the costs that a Fund incurs and may lower a Fund’s performance. The liquidity levels of a Fund’s investments may also be affected. Further, bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. This reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. If sudden or large-scale rises in interest rates were to occur, a Fund that invests in fixed income securities could also face above-average redemption requests, which could cause the Fund to lose value due to downward pricing forces and reduced market liquidity. Investable Universe of Comapnies Risk The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, a Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of a Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk Issuer risk is the risk that any of the individual companies that a Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which would also cause their stock prices to decline. Leverage Risk Each Fund may (i) invest up to 20% of its assets in certain futures, options and swap contracts, and (ii) borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a RIC for purposes of the Code. As a result, a Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in the Funds. If the value of a Fund's assets increases, then leveraging would cause the Fund's NAV to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of a Fund's assets decreases, leveraging would cause the Fund's NAV to decline more sharply than it otherwise would have had the Fund not leveraged. In addition, the costs associated with our borrowings, including any increase in the management fee payable to the Adviser will be borne by Fund shareholders. Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund or an ETF invests in illiquid securities or securities that become less liquid, such investments may have a negative effect on the returns of the Fund because the Fund or the ETF may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund or ETF invests in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund or ETF, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund or ETF is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.

102 Management Risk Each Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, each Fund is subject to management risk. That is, the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. The ability of the Adviser to successfully implement each Fund’s investment strategies will influence each Fund’s performance significantly. Market Risk Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns. Market Trading Risks Absence of Active Market Although Shares of a Fund are or will be listed for trading on a U.S. exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained. Lack of Market Liquidity Secondary market trading in Shares of a Fund may be halted by an exchange because of market conditions or for other reasons. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of Shares will continue to be met or will remain unchanged. Risks of Secondary Listings A Fund's Shares may be listed or traded on U.S. and non-U.S. exchanges other than the U.S. exchange where the Fund’s primary listing is maintained. There can be no assurance that a Fund’s Shares will continue to trade on any such exchange or in any market or that a Fund's Shares will continue to meet the requirements for listing or trading on any exchange or in any market. A Fund's Shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Shares on a U.S. exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient. Secondary Market Trading Risk Shares of a Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem Shares. On such days, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders. Secondary market trading in Fund Shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund Shares will continue to be met or will remain unchanged. Shares of the Funds May Trade at Prices Other Than NAV Shares of a Fund may trade at, above or below NAV. The per share NAV of each Fund will fluctuate with changes in the market value of such Fund’s holdings. The trading prices of Shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. The trading prices of a Fund's Shares may deviate significantly from NAV during periods of market volatility. Any of these factors may lead to the Fund's Shares trading at a premium or discount to NAV. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations

103 and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Since foreign exchanges may be open on days when a Fund does not price Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares. Costs of Buying or Selling Fund Shares Buying or selling Fund Shares involves two types of costs that apply to all securities transactions. When buying or selling Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund Shares (the "bid" price) and the market price at which they are willing to sell Fund Shares (the "ask" price). Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments. Model Portfolio Risk Model Portfolio Risk applies to the Global X | JPMorgan Efficiente Index ETF and Global X | JPMorgan US Sector Rotator Index ETF. The risk that investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the Fund to achieve positive returns or outperform the market. Non-Correlation Risk A Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk Each Fund is classified as a “non-diversified” investment company under the 1940 Act. This means that each Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, each Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies. Optimization Risk Optimization Risk applies to the Global X | JPMorgan Efficiente Index ETF. The Fund is based on “modern portfolio theory” approach to asset allocation. There is no guarantee that its Underlying Index will outperform any alternative strategy that might be employed in respect of the component assets or that past volatilities and correlations of particular asset classes will be indicative of future results. Passive Foreign Investment Company Risk Passive Foreign Investment Company Risk applies to the Global X Risk Parity ETF, Global X Permanent ETF and Global X | JPMorgan Efficiente Index ETF. Some Fund holdings may be characterized as “passive foreign investment companies” (PFICs) for U.S. tax purposes. In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of

104 an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain. The Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income with respect to such shares in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to qualify annually as a RIC may limit its elections with respect to PFIC shares. Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Passive Investment Risk Each Fund is not actively managed and may be affected by a general decline in market segments relating to the respective Underlying Index. Each Fund invests in securities included in, or representative of, the Underlying Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets beyond the mechanics built into the Underlying Index. Unlike many investment companies, a Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Preferred Stock Risk Preferred Stock Risk applies to the Global X SuperIncome™ ETF and Global X SuperIncome™ Preferred ETF. Unlike interest payments on debt securities, dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred stock at any time. In the event an issuer of preferred stock experiences economic difficulties, the issuer’s preferred stock may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred stock may be subordinated to other securities of the same issuer. Certain additional risks associated with preferred stock could adversely affect investments in the Funds. Interest Rate Risk -- Preferred Because many preferred stocks pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds - that is, as interest rates rise, the value of the preferred stocks held by the Funds are likely to decline. To the extent that a Fund invests a substantial portion of its assets in fixed rate preferred stocks, rising interest rates may cause the value of the Fund’s investments to decline significantly. Issuer Risk -- Preferred Because many preferred stocks allow holders to convert the preferred stock into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer’s common stock. To the extent that a Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

105 Dividend Risk There is a chance that the issuer of any of a Fund’s holdings will have its ability to pay dividends deteriorate or will default (fail to make scheduled dividend payments on the preferred stock or scheduled interest payments on other obligations of the issuer not held by the Fund), which would negatively affect the value of any such holding. Call Risk Preferred stocks are subject to market volatility and the prices of preferred stocks will fluctuate based on market demand. Preferred stocks often have call features which allow the issuer to redeem the security at its discretion. If a preferred stock is redeemed by the issuer, it will be removed from the Underlying Index. The redemption of preferred stocks having a higher than average yield may cause a decrease in the yield of the Underlying Index and a Fund. Privatization Risk Privatized entities may lose money or be re-nationalized. The countries in which the Funds invest have privatized certain entities and industries. Historically, investors in some newly privatized entities have suffered losses due to inability of the newly privatized company to adjust quickly to a competitive environment or to changed regulatory and legal standards. There is no assurance that similar losses will not recur. Qualification as a Regulated Investment Company Each Fund must meet a number of diversification requirements to qualify as a RIC under Section 851 of the Code and, if qualified, to continue to qualify. If a Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might accelerate borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and, as of the close of the following fiscal quarter, to attempt to meet the requirements. However, a Fund would incur additional interest and other expenses in connection with any such accelerated borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the funds to make such investments are derived from accelerated borrowings) are likely to reduce the Fund’s return to investors. Under the Code, the Global X Risk Parity ETF may not earn more than 10% of its annual gross income from gains resulting from selling precious metals. This could make it more difficult for the Fund to qualify as a RIC. If the Fund were to distribute to its shareholders less than the minimum amount required for any year, the Fund would become subject to federal income tax for that year on all of its taxable income and recognized gains, even those distributed to its shareholders. Realized Volatility Risk Realized Volatility Risk applies to the Global X | JPMorgan Efficiente Index ETF. The weights of the component assets are determined such that the hypothetical historical volatility of the rebalanced portfolio would have been no more than 10%. However, the realized volatility of the Fund over any period may be more or less than 10%. Regulatory Risk Regulatory Risk applies to the Global X GF China Bond ETF. Changes in the law in the United States or China could result in the inability of the Fund to operate as intended and negatively affect the Fund and its shareholders. Reliance on Trading Partners Risk Reliance on Trading Partners Risk applies to the Global X GF China Bond ETF. The Fund invests in an economy that is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests.

106 Replication Management Risk Replication Management Risk applies to the Global X GF China Bond ETF. An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. Risk of Investing in the United States The Funds may have significant exposure to U.S. issuers. Decreasing imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. The financial crisis that began in 2007 caused a significant decline in the value and liquidity of issuers in the United States. Policy and legislative changes in the United States are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Funds have exposure. Risks Related to Form 13F Data Risks Related to Form 13F Data applies to the Global X Guru™ Index ETF, Global X Guru™ Value Index ETF, Global X Guru™ Activist Index ETF, Global X Guru™ Small Cap Index ETF and Global X Guru™ International Index ETF. The 13F filings used to select the securities in the Underlying Index are filed up to 45 days after the end of each calendar quarter. Therefore a given investor may have already sold its position by the time the security is added to the Underlying Index. Furthermore, the 13F filing may only disclose a subset of a particular investor's holdings, as not all securities are required to be reported on the Form 13F. As a result, the Form 13F may not provide a complete picture of the holdings of a given investor. Because the 13F filing is publicly available information, it is possible that other investors are also monitoring these filings and investing accordingly. This may result in inflation of the share price of securities in which the Fund invests. Risks Related to Investing in Bonds Risks Related to Investing in Bonds applies to the Global X Risk Parity ETF. Investments in debt securities are generally affected by changes in prevailing interest rates and the creditworthiness of the issuer. Prices of debt securities fall when prevailing interest rates rise. The Fund’s yield on investments in debt securities will fluctuate as the securities in the Fund are rebalanced and reinvested in securities with different interest rates. Investments in bonds are also subject to credit risk. Credit risk is the risk that an issuer of debt securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the debt securities in which the Fund invests. However, credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value and are not absolute guarantees as to the payment of interest and the repayment of principal. Risks Related to Investing in Canada Risks Relating to Investing in Canada applies to the Global X SuperIncome™ Preferred ETF. The Canadian economy is highly dependent on the demand for and price of natural resources. As a result, the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources, and any changes in these sectors could have an adverse impact on the Canadian economy. Trading Partners Risk The Canadian economy is dependent on the economies of the United States, China, Mexico and Europe as key trading partners. Reduction in spending by any of these economies on Canadian products and services or negative changes in any of these economies may cause an adverse impact on the Canadian economy:

107 • North American Economic Risk. The United States is Canada’s largest trade and investment partner and the Canadian economy is significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, the three NAFTA countries entered into the security and prosperity partnership of North America in March 2005, which may further affect Canada’s dependency on the U.S. economy. Any downturn in U.S. or Mexican economic activity is likely to have an adverse impact on the Canadian economy. • Asian Economic Risk: Decreasing imports, new trade regulations, changes in exchange rates, a recession in China or a slowing of economic growth in this region could have an adverse impact on the economy of Canada. • European Economic Risk. Decreasing European imports or exports, changes in European governmental regulations on trade, changes in the exchange rate of the Euro and recessions in European Union (“EU”) economies may have a significant adverse effect on the economies of EU members and their trade with Canada. The economic and monetary union of the EU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe and may impact trade with Canada. Political Risk Past demands for sovereignty by the province of Quebec have significantly affected equity valuations and foreign currency movements in the Canadian market. Risks Related to Investing in China The Chinese economy is subject to a considerable degree of economic, political and social instability. Political and Social Risk The Chinese government is authoritarian and has periodically used force to suppress civil dissent. Disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. In addition, China continues to experience disagreements related to integration with Hong Kong and religious and nationalist disputes in Tibet and Xinjiang. Unanticipated political or social developments may result in sudden and significant investment losses. Heavy Government Control and Regulations The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, heavy regulation of investment and industry is still pervasive and the Chinese government may restrict foreign ownership of Chinese corporations and repatriation of assets. The Chinese economy has grown rapidly during the past several years and there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy and China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates. If any of China’s primary trading partners, such as the United States, the European Union, Japan and South Korea, were to experience adverse economic conditions, the demand for Chinese exports could be reduced and this would adversely impact the Chinese economy. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Expropriation Risk The Chinese government maintains a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

108 Hong Kong Political Risk Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region (SAR) of the People’s Republic of China under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Any attempt by China to tighten its control over Hong Kong’s political, economic, legal or social policies may result in an adverse effect on Hong Kong’s markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the Fund’s NAV. Risks Related to Investing in Commodities Risks Related to Investing in Commodities applies to the Global X Risk Parity ETF, Global X Permanent ETF and Global X | JPMorgan Efficiente Index ETF. The Funds may invest in commodity ETFs and/or ETCs. Exposure to commodities may subject the Funds to greater volatility than investments in traditional securities. The value of commodities may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Risks Related to Investing in ETCs Risks Related to Investing in ETCs applies to the Global X Risk Parity ETF, Global X Permanent ETF and Global X | JPMorgan Efficiente Index ETF. A Fund may hold ETCs to gain exposure to gold and commodities. ETCs are secured, undated, limited recourse debt securities listed on certain foreign exchanges that are designed to track underlying commodities. The issuer is a special purpose vehicle established for the purpose of investing in the underlying commodities which forms the assets underlying the ETC securities. Gold ETCs are backed by physical allocated gold and have an effective entitlement to the physical gold. A security holder has the right, at any time, to require the redemption of all or any of its securities for gold. As a result, a Fund is subject to the same risks as the underlying gold. Commodities ETCs reflect the performance of an index of commodity future contracts. Rolling futures contracts in these indexes can lead to positive or negative roll return and thus investors in the Index may receive lower returns based on futures contracts’ prices than those of the underlying spot commodity price. Commodity ETCs can be backed by swaps, which introduce counterparty risk to the swap issuer. Swap exposures are generally collateralized with cash, gold or other financial securities, which incorporates market risk should the value of the collateral decline following a counterparty default of the swap issuer. Lack of liquidity in an underlying ETC can result in its value being more volatile than the underlying metal. The ETC price accrues daily the management expenses of the ETC. An ETC may trade at a premium or discount to its net asset value. Risks Related to Investing in ETFs Risks Related to Investing in ETFs applies to the Global X Risk Parity ETF, Global X Permanent ETF, Global X | JPMorgan Efficiente Index ETF, and Global X | JPMorgan US Sector Rotator Index ETF. A Fund may hold ETFs to gain exposure to certain asset classes. As a result, a Fund may be subject to the same risks as the underlying ETFs. While the risks of owning shares of an underlying ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an underlying ETF can result in its value being more volatile than the underlying portfolio securities. Because the value of other ETF shares depends on the demand in the market, the Adviser may not be able to liquidate a Fund’s holdings in those shares at the most optimal time, thereby adversely affecting a Fund’s performance. In addition, ETF shares may trade at a premium or discount to net asset value. In addition, investments in the securities of other ETFs, may involve duplication of advisory fees and certain other expenses. A Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs, which could result in greater

109 expenses to a Fund. By investing in another ETF, a Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. In addition, certain of the underlying ETFs may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. If the other ETF fails to achieve its investment objective, the value of a Fund’s investment will decline, adversely affecting a Fund’s performance. ETFs that invest in commodities may be, or may become, subject to regulatory trading limits that could hurt the value of their securities and could affect a Fund’s ability to pursue its investment program as described in this Prospectus. Additionally, some ETFs are not registered under the 1940 Act and therefore, are not subject to the regulatory scheme and investor protections of the 1940 Act. A complete list of each underlying ETF can be found daily on the Trust’s website. Each investor should review the complete description of the principal risks of each underlying ETF prior to investing in a Fund. Risks Related to Investing in ETNs Risks Related to Investing in ETNs applies to the Global X Risk Parity ETF. A Fund may hold ETNs to gain exposure to certain asset classes. As a result, the Fund may be subject to the same risks as the underlying ETNs. An ETN may trade at a premium or discount to its net asset value. The Fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETN it invests in, including advisory fees, and will pay brokerage commissions in connection with the purchase and sale of shares of ETNs. ETNs that invest in commodities may be, or may become, subject to regulatory trading limits that could hurt the value of their securities and could affect the Fund’s ability to pursue its investment program as described in this prospectus. The value of an ETN may also differ from the valuation of its reference market due to changes in the issuer’s credit rating. ETNs generally are senior, unsecured, unsubordinated debt securities issued by a sponsor, such as an investment bank. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the referenced market. Because ETNs are debt securities, they are subject to credit risk. If the issuer has financial difficulties or goes bankrupt, a portfolio may not receive the return it was promised and could lose its entire investment. It is expected that an issuer’s credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating, the value of the ETN may decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. There may be restrictions on a portfolio’s right to redeem its investment in an ETN, which are meant to be held until maturity. There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs. A portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market. Risks Related to Investing in ETPs Risks Related to Investing in ETPs applies to the Global X | JPMorgan Efficiente Index ETF. The Fund may hold ETPs to gain exposure to commodities. As a result, the Fund is subject to the same risks as the underlying ETPs. While the risks of owning shares of an underlying ETP generally reflect the risks of owning the underlying commodities contracts and exposure the ETP holds, lack of liquidity in an underlying ETP can result in its value being more volatile than the metal itself. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETPs. ETPs that invest in commodities contracts and exposure may be, or may become, subject to regulatory trading limits that could hurt the value of their securities and could affect the Fund’s ability to pursue its investment program as described in this prospectus. Additionally, ETPs are not registered under the 1940 Act and therefore, are not subject to the regulatory scheme and investor protections of the 1940 Act. Income derived from commodities is generally not qualifying income for purposes of the RIC gross income tests under the Code. Although income derived from ETPs that are treated as foreign corporations for U.S. tax purposes is expected to be qualifying income, future legislation or guidance may treat this income as not so qualifying. Risks Related to Investing in Gold and Silver

110 Risks Related to Investing in Gold and Silver applies to the Global X Risk Parity ETF, Global X Permanent ETF and Global X | JPMorgan Efficiente Index ETF. The Funds may invest in ETFs and/or ETCs that invest in physical gold or silver. Gold and silver generate no interest or dividends, and the return from investments in gold and silver will be derived solely from the price gains or losses from the commodity. Gold and silver may also be significantly affected by developments in the gold mining industry, and the price of gold may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies, changes in industrial and commercial demand, sales by governments, central banks or international agencies, investment speculation and monetary and other economic policies of various governments. In addition, because the majority of the world’s supply of gold is concentrated in a few countries, a Fund’s investments may be particularly susceptible to political, economic and environmental conditions and events in those countries. Income derived from gold and silver (or ETFs or ETCs investing in physical gold or physical silver) is generally not qualifying income for purposes of the RIC diversification tests under the Code. In August 2011, the Internal Revenue Service (“IRS”) announced that it would stop issuing private letter rulings authorizing favorable tax treatment for funds that invest indirectly in commodities or derivatives based upon commodities such as gold and silver. The IRS has previously issued a number of private letter rulings to funds in this area, concluding that such investments generate “qualifying income” for RIC qualification purposes. It is unclear how long this suspension will last. The IRS has not indicated that any previously issued rulings in this area will be affected by this suspension. This suspension of guidance by the IRS means that the tax treatment of such investments is now subject to some uncertainty. Risks Related to Investing in Inflation-Linked Bonds Risks Related to Investing in Inflation-Linked Bonds applies to the Global X Risk Parity ETF and Global X | JPMorgan Efficiente Index ETF. The Funds may invest in inflation-linked bonds, which are income-generating instruments whose interest and principal payments are adjusted for inflation – a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed- rate bonds. Risks Related to Investing in Large-Capitalization Companies Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization companies tend to go through cycles of doing better – or worse – than the stock market in general. These periods have, in the past, lasted for as long as several years. Risks Related to Investing in Mortgage REITs Risks Related to Investing in Mortgage REITs applies to the Global X SuperDividend® ETF, Global X SuperDividend® U.S. ETF and Global X SuperDividend® REIT ETF. REITs are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. Mortgage REITs are subject to significant interest rate risk. Interest rate risk refers to fluctuations in the value of a mortgage REIT’s investment in fixed rate obligations resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the value of a mortgage REIT’s investment in fixed rate obligations goes down. When the general level of interest rates goes down, the value of a mortgage REIT’s investment in fixed rate obligations goes up. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to leverage risk. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time, increase the volatility of the values of securities issued by the mortgage REIT and incur substantial losses if its borrowing costs increase. Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise. These faster than

111 expected payments may adversely affect a mortgage REIT’s profitability because the mortgage REIT may be forced to replace investments that have been redeemed or repaid early with other investments having a lower yield. Additionally, rising interest rates may cause the duration of a mortgage REIT’s investments to be longer than anticipated and increase such investments’ interest rate sensitivity. REITs are subject to special U.S. federal tax requirements. A REIT’s failure to comply with these requirements may negatively affect its performance. Mortgage REITs may be dependent upon their management skills and may have limited financial resources. Mortgage REITs are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between mortgage REITs and their affiliates may be subject to conflicts of interest which may adversely affect a mortgage REIT’s shareholders. Risks Related to Investing in Real Estate Stocks and Real Estate Investment Trusts (REITs) Risks Related to Investing in Real Estate Stocks and REITs applies to the Global X SuperDividend® ETF, Global X SuperDividend® U.S. ETF, Global X Risk Parity ETF, Global X SuperDividend® REIT ETF, Global X Permanent ETF, Global X | JPMorgan Efficiente Index ETF and Global X | JPMorgan US Sector Rotator Index ETF. The Funds invest in companies or underlying funds that invest in real estate, such as REITs, which exposes investors in the Funds to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Concentration Risk Real estate companies may own a limited number of properties and concentrate their investments in a particular geographic region or property type. Equity REITs Risk Certain REITs may make direct investments in real estate. These REITs are often referred to as "Equity REITs." Equity REITs invest primarily in real properties and earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of the properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, increased competition from other properties or poor management. Equity REITs also can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Funds invest to decline. Interest Rate Risk Rising interest rate could result in higher costs of capital for real estate companies, which could negatively affect a real estate company's ability to meet its payment obligations. Leverage Risk Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing, and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financing covenants related to a real estate company's leveraging may affect the ability of the real estate company to operate effectively. In addition, real property may be subject to quality of credit extended and defaults by borrowers and tenants. Leveraging may also increase repayment risk.

112 Liquidity Risk Investing in real estate companies may involve risks similar to those associated with investing in small-capitalization companies. Real estate company securities may be volatile. There may be less trading in real estate company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid and, therefore, a real estate company may have a limited ability to vary or liquidate its investments in properties in response to changes in economic or other conditions. Operational Risk Real estate companies are dependent upon management skills and may have limited financial resources. Real estate companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between real estate companies and their affiliates may be subject to conflicts of interest, which may adversely affect a real estate company's shareholders. A real estate company may also have joint ventures in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited. Property Risk Real estate companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes, tornadoes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts, changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local developments. Regulatory Risk Real estate income and values may be adversely affected by applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations also may have a major impact on real estate. Repayment Risk The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, or the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate companies to make payments of interest and principal on their loans will be adversely affected. U.S. Tax Risk Certain U.S. real estate companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT's distributions. The U.S. federal tax requirement that a REIT distributes substantially all of its net income to its shareholders may result in the REIT having insufficient capital for future expenditures. Risks Related to Investing in the Consumer Discretionary Sector Risks Related to Investing in the Consumer Discretionary Sector applies to the Global X Guru Small Cap Index ETF and Global X | JPMorgan US Sector Rotator Index ETF. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

113 Risks Related to Investing in the Consumer Staples Sector Risks Related to Investing in the Consumer Staples Sector applies to the Global X | JPMorgan US Sector Rotator Index ETF. Companies in the consumer staples sector are subject to government regulation affecting their products, which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and international economy, interest rates, competition and consumer confidence and spending. Risks Related to Investing in the Energy Sector Risks Related to Investing in the Energy Sector applies to the Global X | JPMorgan US Sector Rotator Index ETF. Energy companies in the Index develop and produce oil, gas and consumable fuels and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, including natural disasters or terrorist attacks, would adversely impact the Fund’s performance. Risks Related to Investing in the Financials Sector Risks Related to Investing in the Financials Sector applies to the Global X SuperDividend® ETF, Global X SuperIncome™ ETF, Global X SuperIncome™ Preferred ETF, Global X GF China Bond ETF and Global X | JPMorgan US Sector Rotator Index ETF. Companies in the financials sector are subject to governmental regulation and, recently, government intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of recent legislation on the financials sector cannot be predicted. Certain risks may impact the value of investments in the financial services sector more severely than investments outside this sector, including the risks associated with operating with substantial financial leverage. The financial services sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. Recently, the deterioration of the credit markets has caused an adverse impact in a broad range of mortgage, asset-backed, auction rate and other markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial services institutions and markets. This situation has created instability in the financial services markets and caused certain financial services companies to incur large losses. Some financial services companies have experienced declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial services companies have been required to accept or borrow significant amounts of capital from the U.S. and other governments and may face future government-imposed restrictions on their businesses or increased government intervention. These actions have caused the securities of many financial services companies to decline in value. Insurance companies, in particular, may be subject to severe price competition, which may have an adverse impact on their profitability. Risks Related to Investing in the Healthcare Sector Risks Related to Investing in the Healthcare Sector applies to the Global X | JPMorgan US Sector Rotator Index ETF. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the

114 health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market. Risks Related to Investing in the Industrials Sector Risks Related to Investing in the Industrials Sector applies to the Global X | JPMorgan US Sector Rotator Index ETF. Stock prices for the types of companies included in this sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation stocks, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs. Risks Related to Investing in the Materials Sector Risks Related to Investing in the Materials Sector applies to the Global X | JPMorgan US Sector Rotator Index ETF. Many companies in this sector are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations. Risks Related to Investing in the Technology Sector Risks Related to Investing in the Technology Sector applies to the Global X Social Media Index ETF, Global X Guru Index ETF and Global X | JPMorgan US Sector Rotator Index ETF. Market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of a Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Risks Related to Investing in the Utilities Sector Risks Related to Investing in the Utilities Sector applies to the Global X SuperDividend® U.S. ETF and Global X | JPMorgan US Sector Rotator Index ETF. Stock prices for companies in the utilities sector are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks,

115 government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability. Risks Related to Investing in the Social Media Industry Risks Related to Investing in the Social Media Industry applies to the Global X Social Media Index ETF. The Fund invests in securities of companies engaged in the social media industry, including companies that provide social networking, file sharing, and other web-based media applications. The risks related to investing in such companies include disruption in service caused by hardware or software failure, interruptions or delays in service by third-party data center hosting facilities and maintenance providers, security breaches involving certain private, sensitive, proprietary and confidential information managed and transmitted by social media companies, privacy concerns and laws, evolving Internet regulation and other foreign or domestic regulations that may limit or otherwise affect the operations of such companies. Furthermore, the business models employed by the companies in the social media industry may not prove to be successful. Social media companies face risks related to the technology industry. Technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. Social media companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance. Many social media companies utilize the internet for key parts of their business models. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations. Risks Related to the RQFII Regime and Investing in RMB Bonds Risks Related to the RQFII Regime and Investing in RMB Bonds applies to the Global X GF China Bond ETF. As of the date of this Prospectus, more than 80% of the Underlying Index was comprised of RMB Bonds. The Fund intends to invest directly in RMB Bonds through the Sub-Adviser’s RQFII quota. Because the Fund will not be able to invest directly in RMB Bonds in excess of the Sub-Adviser’s RQFII quota, the size of the Fund’s direct investment in RMB Bonds may be limited. In addition, the RQFII quota of the Sub-Adviser may be reduced or revoked by the Chinese regulators if, among other things, the Sub-Adviser fails to observe SAFE and other applicable Chinese regulations. The Fund cannot predict what would occur if the RQFII quota of the Sub-Adviser or RQFII or QFII quotas generally were reduced or eliminated, although such an occurrence would likely have a material adverse effect on the Fund, including the requirement that the Fund dispose of certain or all of its RMB Bond holdings, and may adversely affect the willingness and ability of potential swap counterparties to engage in swaps with the Fund linked to the performance of RMB Bonds. These risks are compounded by the fact that, at present, there are only a limited number of firms and potential counterparties that have RQFII or QFII status or are willing and able to enter into swap transactions linked to the performance of RMB Bonds. Therefore, any such reduction or elimination may have a material adverse effect on the ability of the Fund to achieve its investment objective. If the Fund is unable to obtain sufficient exposure to the performance of RMB Bonds due to the limited availability of the Sub-Adviser’s RQFII quota or other investments that provide exposure to the performance of RMB Bonds, the Fund could, among other things, as a defensive measure limit or suspend creations until the Adviser and/or the Sub-Adviser determine that the requisite exposure to the RMB Bonds is obtainable. During the period that creations are suspended, the Fund could trade at a significant premium or discount to its NAV and could experience substantial redemptions. The RMB Bond market is volatile with a risk of suspension of trading in a particular security or government intervention. Securities on the RMB Bond market, including securities in the Underlying Index, may be suspended from trading without an indication of how long the suspension will last, which may impair the liquidity of such securities. The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied. The PRC authorities and regulators have been given wide discretion in such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future. The application and interpretation of such investment regulations may adversely affect the Fund. In addition, there are custody risks associated with investing through a RQFII, where due to

116 requirements regarding establishing a custody account in the joint names of the Fund and the Sub-Adviser the Fund’s assets may not be as well protected from the claims of creditors than if the Fund had an account in its name only. Specific rules governing taxes on capital gains derived by RQFIIs and QFIIs from the trading of PRC securities have yet to be announced. In the absence of specific rules, the tax treatment of the Fund’s investments in RMB Bonds through the Sub-Adviser’s RQFII quota should be governed by the general PRC tax provisions and provisions applicable to RQFIIs. Under these provisions, the Fund is generally subject to a tax of 10% on any dividends, distributions and interest it receives from its investment in PRC securities. In addition, a nonresident enterprise is subject to withholding tax at a rate of 10% on its capital gains. However, it is unclear if this tax will be applied to investments by an RQFII such as the Sub-Adviser or what the methodology for calculating or collecting the tax will be. Withholding taxes on dividends, interest and capital gains may be taxed at a reduced rate under an applicable tax treaty, but the application of such treaties for an RQFII acting on behalf of a foreign investor (i.e., the Sub-Adviser acting on behalf of the Fund) is also uncertain. It is also unclear how China’s business tax may apply to activities of an RQFII such as the Sub-Adviser and how such application may be affected by tax treaty provisions. The current PRC tax laws and regulations may be revised or amended in the future, and may be applied retroactively. Any revision or amendment in tax laws and regulations may adversely affect the Fund. In light of this uncertainty, the Fund plans to reserve 10% of its realized and unrealized gains from its RMB Bond investments to meet any potential withholding tax liability. This reserve may turn out to be excessive or inadequate in light of the Fund’s actual tax liabilities. The tax reserve will be reflected in the Fund’s daily NAV calculations as a deduction from the Fund’s NAV. Therefore, if the Fund’s tax reserve turns out to be excessive or inadequate and the Fund’s tax reserve and related deduction from NAV is modified accordingly, this will work to the benefit or detriment, respectively, of the Fund’s existing shareholders at the time the uncertainty surrounding the Fund’s tax liabilities is resolved. The Fund may also be liable to the Sub- Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments. The Sub-Adviser, as a licensed RQFII, is currently permitted to repatriate RMB daily and is not subject to RMB repatriation restrictions or prior approval. However, there is no assurance that RQFIIs may not be subject to restrictions or prior approval requirements in the future. Any additional restrictions imposed on the Sub-Adviser or RQFIIs generally may have an adverse effect on the Fund’s ability to invest directly in RMB Bonds and its ability to meet redemption requests. If the Fund’s direct investments in RMB Bonds through the Sub-Adviser’s RQFII quota become subject to repatriation restrictions, the Fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”), and be subject to income and excise tax at the Fund level. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions before re-qualifying for taxation as a RIC. See the prospectus under “Shareholder Information—Tax Information—Taxes on Distributions” for more information. The Fund may elect, for U.S. federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if the Fund is qualified to make that election and does so this treatment will not apply with respect to amounts the Fund reserves in anticipation of the imposition of withholding taxes not currently in effect (as discussed above). If these amounts are used to pay any tax liability of the Fund in a later year, they will be treated as paid by the shareholders in such later year, even if they are imposed with respect to income of an earlier year. See the Prospectus under “Shareholder Information—Tax Information” for a further description of this risk. Sampling Risk Sampling Risk applies to the Global X GF China Bond ETF. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater. Securities Lending Risk Securities Lending Risk applies to the Global X SuperDividend® ETF, Global X SuperDividend® U.S. ETF, Global X Social Media Index ETF, Global X Guru™ Index ETF and Global X SuperIncome™ Preferred ETF. A Fund may engage in lending its portfolio securities. Although a Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by a Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests. Also, as securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

117 Securities Market Risk Securities Market Risk applies to each Fund other than the Global X Risk Parity ETF and Global X | JPMorgan US Sector Rotator Index ETF . Because certain securities markets in the countries in which the Funds may invest are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries (such as the United States, Japan and most Western European countries), the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. A Fund’s investment in securities in these countries is subject to the risk that the liquidity of a particular security or investments generally will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in these countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes. Market volatility in the countries in which a Fund invests may also be heightened by the actions of a small number of investors. Brokerage firms in these countries may be fewer in number and less established than brokerage firms in more developed markets. Since a Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund (counterparty risk). This risk is magnified to the extent a Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms. Small- and Mid-Capitalization Companies Risk Small- and Mid-Capitalization Companies Risk applies to the Global X SuperDividend® ETF, Global X SuperDividend® U.S. ETF, Global X Permanent ETF, Global X Risk Parity ETF, Global X Social Media Index ETF, Global X Guru™ Index ETF, Global X Guru™ Value Index ETF, Global X Guru™ Activist Index ETF, Global X Guru™ Small Cap Index ETF, Global X Guru™ International Index ETF, Global X | JPMorgan Efficiente Index ETF and Global X | JPMorgan US Sector Rotator Index ETF. A Fund may invest a significant percentage of its assets in small- or medium-capitalization companies (i.e., companies that generally have market capitalizations ranging from approximately $100 million to $1 billion and over $1 billion to $5 billion, respectively). If it does so, it may be subject to certain risks associated with small- or medium-capitalization companies. These companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller Shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Sovereign Bond Risk Sovereign Bond Risk applies to the Global X GF China Bond ETF. Investments in sovereign bonds involves special risks not present in corporate bonds. The governmental authority that controls the repayment of the bonds may be unable or unwilling to make interest payments and/or repay the principal on its bond or to otherwise honor its obligations. If an issuer of sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. During periods of economic uncertainty, the market prices of bonds, and the Fund’s NAV, may be more volatile than prices of corporate bond, which has resulted in losses to the holders of such debt. Subordinated Obligations Risk Subordinated Obligations Risk applies to the Global X GF China Bond ETF. Payments under some RMB Bonds may be structurally subordinated to all existing and future liabilities and obligations of each of the respective subsidiaries and associated companies of an issuer of a RMB Bond. Claims of creditors of such subsidiaries and associated companies will have priority as to the assets of such subsidiaries and associated companies over the issuer and its creditors, including the Fund, who seek to enforce the RMB Bond. Certain RMB Bonds do not contain any restrictions on the ability of the subsidiaries of the issuers to incur additional unsecured indebtedness.

118 Tax Status Risk Tax Status Risk applies to the Global X Risk Parity ETF. The Fund intends to pay dividends each taxable year to enable it to continue to satisfy the distribution requirements necessary to qualify for treatment as a RIC. Under the Code, the Fund may not earn more than 10% of its annual gross income from gains resulting from selling precious metals. This could make it more difficult for the Fund to qualify as a RIC. If a portfolio were to distribute to its shareholders less than the minimum amount required for any year, the Fund would become subject to federal income tax for that year on all of its taxable income and recognized gains, even those distributed to its shareholders. Technology Sector Risk Market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of a Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Tracking Error Risk Each Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing a Fund’s securities holdings to reflect changes in the composition of the Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because each Fund bears the costs and risks associated with buying and selling securities, while such costs and risks are not factored into the return of the Underlying Index, a Fund’s return may deviate significantly from the return of the Underlying Index. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, due to legal restrictions or limitations imposed by the government of a particular country or a lack of liquidity on stock exchanges in which such securities trade. Each Fund is expected to value some or all of its investments based on fair value prices. To the extent a Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. Trading Halt Risk An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. U.S. Treasury Obligations Risk U.S. Treasury Obligations Risk applies to the Global X Permanent ETF, Global X | JPMorgan Efficiente Index ETF and Global X | JPMorgan US Sector Rotator Index ETF. Investments in debt securities are generally affected by changes in prevailing interest rates and the creditworthiness of the issuer. Prices of U.S. Treasury securities fall when prevailing interest rates rise. Price fluctuations of longer-term U.S. Treasury securities are greater than price fluctuations of shorter-term U.S. Treasury securities, and may be as great as price fluctuations of common stock. A Fund’s yield on investments in U.S. Treasury securities will fluctuate as the Underlying Index rebalanced and the Fund is invested in U.S. Treasury securities with different interest rates. Investments in debt securities are also subject to issuer credit risk. Credit risk is the risk that an issuer of debt securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer may not be able to make required principal and interest payments. This is broadly gauged by the credit ratings of the debt securities in which a Fund invests. However, credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value and are not absolute guarantees as to the payment of interest and the repayment of principal.

119 Utilities Sector Risk Stock prices for companies in the utilities sector are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability. Valuation Risk The sales price a Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when a Fund does not price its Shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. Volatility Risk Volatility Risk applies to the Global X Risk Parity ETF. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause your investment in the Fund to experience significant appreciations or decreases in value over short periods of time. PORTFOLIO HOLDINGS INFORMATION A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ combined Statement of Additional Information (“SAI”). The top holdings of each Fund can be found at www.globalxfunds.com and Fund Fact sheets provide information regarding each Fund’s top holdings and may be requested by calling 1-888-GX-Fund-1 (1-888-493-8631). FUND MANAGEMENT Investment Adviser Global X Management Company LLC serves as the Adviser and the administrator for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters. The Adviser has been a registered investment adviser since 2008. The Adviser is a Delaware limited liability company with its principal offices located at 623 Fifth Ave., 15th Floor, New York, New York 10022. As of February 17, 2015, the Adviser provided investment advisory services for assets of approximately $3.8 billion. Pursuant to a Supervision and Administration Agreement and subject to the general supervision of the Board of Trustees of the Trust, the Adviser provides or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Funds and also bears the costs of various third-party services required by the Funds, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Funds pursuant to an Investment Advisory Agreement. Each Fund pays the Adviser a fee (“Management Fee”) in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. For the fiscal year ended October 31, 2014, the Funds paid a monthly Management Fee to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

120 Fund Management Fee Global X SuperDividend® ETF 0.58% Global X SuperDividend® U.S. ETF 0.45% Global X Social Media Index ETF 0.65% Global X Guru™ Index ETF 0.75% Global X Guru™ Small Cap Index ETF 0.75% Global X Guru™ International Index ETF 0.75% Global X SuperIncome™ Preferred ETF 0.58% Global X Permanent ETF 0.48% Global X | JPMorgan Efficiente Index ETF 0.69% Global X | JPMorgan US Sector Rotator Index ETF 0.69% The Global X Risk Parity ETF, Global X Guru™ Value Index ETF, Global X Guru™ Activist Index ETF, Global X SuperIncome™ ETF, Global X SuperDividend® REIT ETF and Global X GF China Bond ETF were not operational during the fiscal year ended October 31, 2014. The Management Fee for each of the Global X Risk Parity ETF, Global X Guru™ Value Index ETF, Global X Guru™ Activist Index ETF, Global X SuperIncome™ ETF, SuperDividend® REIT ETF and Global X GF China Bond ETF is at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.58%, 0.65%, 0.75%, 0.58%, 0.58%, and 0.48% respectively. In addition, each Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total ratio of a Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). The Adviser may earn a profit on the Management Fee paid by the Funds. Also, the Adviser, and not shareholders of the Funds, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets. Pursuant to an Expense Limitation Agreement, which expires on March 1, 2016, the Adviser agreed to reimburse or waive fees and/or limit expenses (other than taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses) (“Excluded Expenses”)) of the Global X GF China Bond ETF, so that the Fund's Total Annual Fund Operating Expenses would not exceed 0.50% of its average daily net assets. Global X GF China Bond ETF fees may no longer be waived or limited after that date. Investment Sub-Adviser GF International Investment Management Limited, located at Suites 3503-3505, 35/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong serves as Sub-Adviser to the Global X GF China Bond ETF. The Sub-Adviser is responsible for the day-to-day investment management of the Fund, subject to the oversight of the Adviser. The Sub-Adviser serves as investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement between the Adviser and the Sub-Adviser (the “Investment Sub-Advisory Agreement”). For the services it provides to the Global X GF China Bond ET, the Adviser pays the Sub-Adviser a fee equal to 50% of the net profit the Adviser derives from its relationship with the Global X GF China Bond ETF. In addition, the Investment Sub-Advisory Agreement requires the Sub-Adviser to pay the Adviser a payment equal to 50% of any amount by which certain administrative and other operating expenses of the Global X GF China Bond ET exceed the unitary fee paid by that fund to the Adviser, calculated quarterly. The Sub-Adviser, a recently registered investment adviser with the SEC, is a wholly-owned subsidiary of GF Fund Management Co., Ltd. The Sub-Adviser was established in Hong Kong in December 2010. Approval of Advisory Agreement and Investment Sub-Advisory Agreement A discussion regarding the basis for the Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for each Fund (other than the Global X Risk Parity ETF, Global X Guru™ Value Index ETF, Global X Guru™ Activist Index ETF, Global X SuperIncome™ ETF and Global X SuperDividend® REIT ETF) and the Investment Sub-Advisory Agreement for the Global X GF China Bond ETF is available in the Funds’ Semi-Annual Report to shareholders for the fiscal half-year ended April 30. The Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for the other Funds will be available in the Funds' first Semi-Annual or Annual Report to shareholders for the period ended April 30th or October 31st, respectively. Portfolio Management

121 The Portfolio Managers who are currently responsible for the day-to-day management of the portfolios for each Fund (other than the Global X GF China Bond ETF) are Bruno del Ama, Jose Gonzalez, Luis Berruga, and Chang Kim. The Portfolio Managers who are currently responsible for the day-to-day management of the Global X GF China Bond ETF are Bruno del Ama, Jose Gonzalez, Luis Berruga, Chang Kim and Yuke Wang. Bruno del Ama: Bruno del Ama, CFA, has been Chief Executive Officer of the Adviser since March 2008. Mr. del Ama received a Master's in Business Administration from the Wharton Business School. Jose Gonzalez: Jose Gonzalez has been Chairman of the Adviser since February 2014 and served as Chief Operating Officer of the Adviser from March 2008 to January 2014. Mr. Gonzalez is a registered representative of GWM Group, Inc. (“GWM”), a registered broker-dealer. Mr. Gonzalez has been affiliated with GWM since 2006. Mr. Gonzalez holds the Series 7, 24, and 63 licenses. Luis Berruga: Luis Berruga has been Chief Operating Officer of the Adviser since February 2014. Previously, Mr. Berruga was an investment banker at Jefferies in the financial services group from 2012 through 2014 and a Regional Product Specialist in Morgan Stanley’s Private Wealth Management Group from 2005 through 2012. Mr. Berruga received his MBA from the Kellogg School of Management at Northwestern University. Chang Kim: Chang Kim, CFA, has been Portfolio Manager of the Funds since February, 2014. He joined the Adviser in September, 2009, where he was a Portfolio Analyst from April 2010 until January 2014. Mr. Kim received his Bachelor of Arts from Yale University in 2009. Yuke Wang: Mr. Wang joined GF Fund Management Co., Ltd., the parent company of GFIIM, in 2007, where he has been the Fixed Income Portfolio Manager of Discretionary Accounts since 2011 and Bond Analyst and Trader from 2007 to 2010. He holds a Masters degree in Economics from the Shanghai University of Finance and Economics. The SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities of the Funds. DISTRIBUTOR SEI Investments Distribution Co. ("Distributor") distributes Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by each Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor is not affiliated with the Adviser. BUYING AND SELLING FUND SHARES Shares of the Funds trade on the Exchange and in the secondary market during the trading day. Shares can be bought and sold throughout the trading day like other Shares of publicly-traded securities. There is no minimum investment for purchases made on the Exchange. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Shares (the “bid” price) and the price at which they are willing to sell Shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares varies over time based on a Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Shares, frequent trading may reduce investment return. Shares of a Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the "Creations and Redemptions" section in the SAI. Once created, Shares generally trade in the secondary market in amounts less than a Creation Unit. Shares of the Funds trade under the trading symbols listed for each Fund in the Fund Summaries section of the Prospectus. The Funds are listed on the Exchange, which is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Book Entry

122 Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes. Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any rights as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form. FREQUENT TRADING Unlike frequent trading of shares of a traditional open-end mutual fund (i.e., not exchange-traded shares), frequent trading of Shares on the secondary market does not disrupt portfolio management, increase a Fund's trading costs, lead to realization of capital gains, or otherwise harm Fund shareholders because these trades do not involve a Fund directly. A few institutional investors are authorized to purchase and redeem each Fund's Shares directly with the Fund. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, each Fund imposes transaction fees on in-kind purchases and redemptions of the Fund intended to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances, although transaction fees are subject to certain limits and therefore may not cover all related costs incurred by a Fund. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Funds. DISTRIBUTION AND SERVICE PLAN The Board of Trustees of the Trust has adopted a Distribution and Services Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No Rule 12b-1 fees are currently paid by a Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in a Fund. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of a Fund. DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized security gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Code, dividends may be declared and paid more frequently than annually for a Fund. Dividends and other distributions on Shares are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and security gain distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market. TAXES

123 The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. Distributions. Each Fund receives income and gains on its investments. The income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Each Fund intends to qualify as a regulated investment company ("RIC") under the Internal Revenue Code ("Code") for federal tax purposes and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares or whether you take distributions in cash of additional Shares. The maximum long-term capital gain rate applicable to individuals is 20%. Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by a Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Funds’ holdings may not be qualifying dividends. A portion of distributions paid by a Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. All dividends (including the deducted portion) must be included in a corporation’s alternative minimum taxable income calculations. Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31. You should note that if you buy Shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.” You will be informed of the amount of your ordinary income dividends, qualifying dividend income, and capital gain distributions at the time they are paid, and you will be advised of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund. A Fund’s investments in partnerships, including in partnerships defined as Qualified Publicly Traded Partnerships for tax purposes, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities. Excise Tax Distribution Requirements. Under the Internal Revenue Code (the "Code"), a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if such Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by such Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which such

124 Fund pays income tax for the taxable year ending in the calendar year. Although each Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, such Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Funds intend to declare and pay these amounts in December (or in January, which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that their distributions will be sufficient to eliminate all such taxes. Foreign Currencies. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time such Fund actually collects such receivables or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of such Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain. Foreign Taxes. Each Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election, it will be entitled to deduct such taxes in computing the amounts it is required to distribute. Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss is recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one year at the time you sell or exchange them. Gains and losses on Shares held for one year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gain distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired. IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan will not be currently taxable unless the Shares were purchased with borrowed funds. Backup Withholding. Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury the applicable back- up withholding rate of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service, or (iii) who has failed to certify to a Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.” U.S. Tax Treatment of Foreign Shareholders. A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of Shares or in respect of capital gain dividends (i.e., dividends attributable to long- term capital gains of a Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by such Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Nonresident, non-U.S. citizens will not be subject to tax on a RIC's "interest-related dividends" or "short-term capital gain dividends". Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in a Fund. Cost Basis Reporting. Federal law requires that mutual fund complexes or intermediaries report their shareholders' cost basis, gain/loss, and holding period to the IRS on the Funds' shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any RIC and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

125 For those securities defined as "covered" under current IRS cost basis tax reporting regulations, the Funds or intermediaries are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method. State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest earned by a Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality. Consult Your Tax Professional. Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning. DETERMINATION OF NET ASSET VALUE Each Fund calculates its NAV as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). In calculating a Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost, provided the amortized cost is approximately the value on current sale of the security. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. A Fund may use various pricing services or discontinue the use of any pricing service. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by a Fund’s Board of Trustees. A price obtained from a pricing service based on such pricing service's valuation matrix may be used to fair value a security. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations. Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations. Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index. Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of a Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules, redemption requests made on certain dates may result in a settlement period exceeding seven calendar days. A list of the holiday schedules of the foreign exchanges of each Fund’s Underlying Index, as well as the dates on which a settlement period would exceed seven calendar days in 2015 and 2016, is contained in the SAI.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser. Any use of a different rate from the rates used by each Index Provider may adversely affect a Fund's ability to track its Underlying Index.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the NYSE or listing exchange is closed (other than customary weekend and holiday closings), (2) for any period during which trading on the NYSE or listing exchange is suspended or restricted, (3) for any period during which an emergency exists as a result of which disposal of the Fund's portfolio securities or determination of its NAV is not reasonably practicable, or (4) in such other circumstances as the SEC permits.

**PREMIUM/DISCOUNT INFORMATION**

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters can be found at www.globalxfunds.com.

**TOTAL RETURN INFORMATION**

The following Funds had commenced operations as of the most recent fiscal year end: Global X SuperDividend® ETF, Global X SuperDividend® U.S. ETF, Global X Social Media Index ETF, Global X Guru™ Index ETF, Global X SuperIncome™ Preferred ETF, Global X Permanent ETF, Global X GF China Bond ETF, Global X | JPMorgan Efficiente Index ETF and Global X | JPMorgan US Sector Rotator Index ETF.

The tables that follow present information about the total returns of each of these Funds' Underlying Indices and the total returns of each Fund. The information presented for each Fund is as of the most recent fiscal year ended October 31, 2014.

"Annualized Total Returns" or "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund Shares. The NAV return is based on the NAV of each Fund and the market return is based on the market prices of the Fund. The price used to calculate market prices is determined by using the midpoint between the bid and the ask on the primary stock exchange on which Shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market prices and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a Fund, an Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of a Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. The investment return and principal value of Shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. A Fund's past performance is no guarantee of future results.

Annualized Total Returns
Inception to 10/31/14

| | NAV | MARKET | UNDERLYING INDEX |
|---|---|---|---|
| Global X SuperDividend® ETF [1] | 6.71% | 6.80% | 6.10% |
| Global X SuperDividend® U.S. ETF [6] | 17.18% | 17.75% | 17.70% |
| Global X Social Media Index ETF [2] | 9.37% | 9.11% | 9.98% |
| Global X Guru™ Index ETF [3] | 29.44% | 29.42% | 30.24% |
| Global X SuperIncome™ Preferred ETF [4] | 6.47% | 7.42% | 6.90% |
| Global X Permanent ETF [5] | -0.39% | -0.34% | -0.04% |

[1] *For the period since inception on 06/08/11 to 10/31/14*

[2] *For the period since inception on 11/14/11 to 10/31/14*

[3] *For the period since inception on 06/04/12 to 10/31/14*

126

127 4 For the period since inception on 07/16/12 to 10/31/14 5 For the period since inception on 02/07/12 to 10/31/14 6 For the period since inception on 03/11/13 to 10/31/14

Cumulative Total Returns
Inception to 10/31/14

| | NAV | MARKET | UNDERLYING INDEX |
|---|---|---|---|
| Global X SuperDividend® ETF [1] | 24.65% | 25.01% | 22.29% |
| Global X SuperDividend® U.S. ETF [2] | 29.64% | 30.67% | 30.66% |
| Global X Social Media Index ETF [3] | 30.38% | 29.47% | 32.57% |
| Global X Guru™ Index ETF [4] | 86.04% | 85.96% | 88.96% |
| Global X Guru™ Small Cap Index ETF | -4.33% | -4.33% | -3.95% |
| Global X Guru™ International Index ETF [8] | 5.33% | 5.33% | 5.88% |
| Global X SuperIncome™ Preferred ETF [5] | 15.43% | 17.81% | 16.52% |
| Global X Permanent ETF [6] | -1.05% | -0.91% | -0.10% |
| Global X \| JPMorgan Efficiente Index ETF[7] | 2.16% | 0.00% | 2.20% |
| Global X \| JPMorgan US Sector Rotator Index ETF[7] | 1.52% | 0.00% | 1.58% |

[1] *For the period since inception on 06/08/11 to 10/31/14*
[2] *For the period since inception on 03/11/13 to 10/31/14*
[3] *For the period since inception on 11/14/11 to 10/31/14*
[4] *For the period since inception on 06/04/12 to 10/31/4*
[5] *For the period since inception on 07/16/12 to 10/31/14*
[6] *For the period since inception on 02/07/12 to 10/31/14*
[7] *For the period since inception on 10/22/14 to 10/31/14*
[8] *For the period since inception on 03/10/14 to 10/31/14*

128

129 INFORMATION REGARDING THE INDICES AND THE INDEX PROVIDERS Solactive Global SuperDividend® Index The Solactive Global SuperDividend® Index tracks the equity performance of 100 equally weighted companies that rank among the highest dividend yielding equity securities in the world. The Index Provider applies certain dividend stability filters. The index is maintained by Solactive AG. INDXX SuperDividend® U.S. Low Volatility Index The Underlying Index is maintained by INDXX, LLC. The Underlying Index tracks the performance of 50 equally weighted common stocks, MLPs and REITs that rank among the highest dividend yielding equity securities in the United States, as defined by INDXX, LLC. The components of the Underlying Index have paid dividends consistently over the last two years. The Underlying Index is comprised of securities that INDXX, LLC determines to have lower relative volatility (i.e., low beta) than the market. FXcube Risk Parity Index The FXcube Risk Parity Index seeks to preserve and increase its value, over the long term, through risk balancing across asset classes. The Underlying Index consists of multiple asset classes which may include bonds, equities, commodities, currencies and real estate. Exposure may include global developed and emerging markets. In allocating assets among asset classes, the Underlying Index follows a “risk parity” approach. The “risk parity” approach to asset allocation seeks to balance the allocation of risk across asset classes (as measured by volatility) when building the Underlying Index. This means that lower risk asset classes (such as global fixed income and inflation-linked government bonds) will generally have higher notional allocations than higher risk asset classes (such as global developed and emerging market equities). The Underlying Index rebalances quarterly as it aims to keep the risk contribution of each asset in the portfolio equal. The Underlying Index may include U.S. and foreign exchange traded vehicles, including exchange traded funds (ETFs), exchange traded commodities (ETCs) or exchange traded notes (ETNs). The Underlying Index may have leveraged exposure to one or more asset classes. The FXcube Risk Parity Index is calculated and maintained by Solactive AG. Solactive AG does not sponsor, endorse or promote the Fund and is not in any way connected to it and does not accept any liability in relation to its issue, operation and trading. Solactive Social Media Total Return Index The Solactive Social Media Total Return Index is designed to reflect the equity performance of companies involved in the social media industry, including companies that provide social networking, file sharing, and other web-based media applications. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG. Solactive Guru Index The Solactive Guru Index is comprised of the top U.S. listed equity positions reported on Form 13F by a select group of entities that Solactive AG characterizes as hedge funds. Hedge funds are selected from a pool of thousands of privately offered pooled investment vehicles based on the size of their reported equity holdings and the efficacy of replicating their publicly disclosed positions. Hedge funds must have minimum reported holdings of $500 million in their Form 13F to be considered for the index. Additional filters are applied to eliminate hedge funds that have high turnover rates for equity holdings. Only hedge funds with concentrated top holdings are included in the selection process. Once the hedge fund pool has been determined, the Index Provider utilizes Form 13F filings to compile the top stock holding from each of these hedge funds. The Underlying Index is calculated as a total return index and adjusted quarterly. The stocks are screened for liquidity and equal weighted. The Underlying Index is maintained by Solactive AG. Solactive Guru Value Index The Solactive Guru Value Index is comprised of U.S. listed equity positions reported on Form 13F by a select group of entities that Solactive AG characterizes as premier value investors. Value investors are selected from a universe of investors that aim to buy securities that appear undervalued based on fundamental analysis, as defined by the Index Provider. The Index Provider applies

130 a number of criteria to further narrow the pool of investors to a small group that has demonstrated an outstanding long-term performance track record. Value investors must have minimum reported holdings of $1 billion in their Form 13F to be considered for the index. Once the pool of value investors has been determined, the Index Provider utilizes Form 13F filings to compile the largest two position increases from each of these investors. Position increases are subject to minimum sizes to be considered. Positions will be sold when they decrease materially in subsequent Form 13F reports. The Underlying Index is calculated as a total return index and adjusted quarterly. The stocks are screened for liquidity and equal weighted. The Underlying Index is maintained by Solactive AG. Solactive Guru Activist Index The Solactive Guru Activist Index is comprised of U.S. listed equity positions reported on Form 13F by a select group of entities that Solactive AG characterizes as premier activist investors. Activist investors are selected from a universe of investors that aim to buy securities to put public pressure on its management to increase shareholder value, as defined by the Index Provider. The Index Provider applies a number of criteria to further narrow the pool of investors, such as size and performance track record. Value investors must have minimum reported holdings of $500 million in their Form 13F to be considered for the Underlying Index. Once the pool of activist investors has been determined, the Index Provider utilizes Form 13F filings to compile the top three stock holdings from each of these investors. The Underlying Index is calculated as a total return index and adjusted quarterly. The stocks are screened for liquidity and equal weighted. The Underlying Index is maintained by Solactive AG. Solactive Guru Small-Cap Index The Underlying Index is comprised of small capitalization companies reported on Form 13F by hedge funds and other institutional investors. Small-capitalization companies are defined as companies whose market capitalization is less than $3 billion as of the date of its inclusion in the Underlying Index. Hedge funds are defined as privately offered pooled investment vehicles. Using a proprietary methodology developed by Index Provider, the Index Provider determines the pool of hedge funds and other institutional investors whose Form 13F holdings may be included in the Underlying Index. Hedge funds are selected from a pool of thousands of privately offered pooled investment vehicles based on the size of their reported equity holdings and the efficacy of replicating their publicly disclosed positions. Institutional investors are selected based on the qualitative factor of whether they have a strong management team with a track record of creating shareholder value. Additional filters are applied to exclude the holdings of hedge funds and institutional investors that report less than $500 million in holdings on the Form 13F or that have high turnover rates for equity holdings, as defined by the Index Provider. Turnover is a measure of the hedge funds and other institutional investors' trading activity or holdings that have been "turned over" or replaced with other holdings. Once the pool of other institutional investors has been determined, the Index Provider utilizes Form 13F filings to compile 100 stocks that represent the top small cap positions from these investors. The stocks must meet minimum liquidity thresholds to be included in the Underlying Index. Stocks in the Underlying Index are equal weighted and rebalanced quarterly following the 13F filing timeline. As of January 1, 2015, the Underlying Index had 100 constituents ranging in market capitalization from $180 million to $9 billion. The index is calculated as a total return index. Solactive Guru International Index The Underlying Index is comprised of international companies reported on Form 13F by hedge funds and other institutional investors. Hedge funds are defined as privately offered pooled investment vehicles. International companies refer to American Depositary Receipts ("ADRs") and other non-US companies. Using a proprietary methodology developed by the Index Provider, the Index Provider determines the pool of hedge funds and other institutional investors whose Form 13F holdings may be included in the Underlying Index. Hedge funds are selected from a pool of thousands of privately offered pooled investment vehicles based on the size of their reported equity holdings and the efficacy of replicating their publicly disclosed positions. Institutional investors are selected based on the qualitative factor of whether they have a strong management team with a track record of creating shareholder value. Additional filters are applied to exclude the holdings of hedge funds and institutional investors that report less than $500 million in holdings on their Form 13F or that have high turnover rates for equity holdings, as defined by the Index Provider. Turnover is a measure of the hedge funds and other investors' trading activity or holdings that have been "turned over" or replaced with other holdings.

131 Once the pool of investors has been determined, the Index Provider utilizes 13F filings to compile 50 stocks that represent the top international positions from these investors. The stocks must meet minimum size and liquidity thresholds to be included in the Underlying Index. Stocks in the Underlying Index are equal weighted and rebalanced quarterly following the 13F filing timeline. As of January 1, 2015, the Underlying Index had 50 constituents. The index is calculated as a total return index. The Index is maintained by Solactive AG. Solactive Global SuperIncome™ Index The Solactive Global SuperIncome™ Index tracks the performance of high income securities globally across a variety of asset classes, including global equities, REITs, MLPs, preferred stock securities and closed-end funds and fixed income securities, as defined by Solactive AG. Fixed income securities include emerging markets government bonds and high yield corporate bonds. The Underlying Index may include equity securities, fixed income securities and ETFs. The Underlying Index is maintained by Solactive AG. S&P Enhanced Yield North American Preferred Stock Index The S&P Enhanced Yield North American Preferred Stock Index tracks the performance of the highest yielding preferred securities in the United States, as determined by the Index Provider. The Underlying Index is comprised of preferred stocks that meet certain criteria relating to size, liquidity, issuer concentration and rating, maturity and other requirements, as determined by the Index Provider. The Underlying Index does not seek to directly reflect the performance of the companies issuing the preferred stock. The Underlying Index is maintained by S&P. Solactive Global SuperDividend® REIT Index The Solactive Global SuperDividend® REIT Index tracks the performance of REITs that rank among the highest yielding REITs globally, as determined by the Index Provider. The Underlying Index is maintained by Solactive AG. Solactive Permanent Index The Solactive Permanent Index tracks the performance of four asset class categories that are designed to perform differently across different economic environments, as defined by the Index Provider. On each rebalance, the Underlying Index allocates 25% each to four asset class categories as follows: Asset Class Allocation Stocks: • U.S. Large Cap Stocks 9% • U.S. Small Cap Stocks 3% • International Stocks 3% • U.S. Real Estate Stocks 5% • U.S. and Foreign Natural Resource Stocks 5% U.S. Treasury Bonds (Long-Term) (remaining maturity greater than 20 years) 25% U.S. Treasury Bills and Bonds (Short-Term) (remaining maturity of less than three years) 25% Gold & Silver: • Physical Gold ETF and ETC 20% • Physical Silver ETF and ETC 5% Total 100% The Underlying Index may include U.S. and foreign exchange traded vehicles, including ETFs and ETCs. As of January 1, 2015 the Underlying Index had 90 constituents, which included ETFs for U.S. Small Cap Stocks and International Stocks, as well as ETCs for gold and silver.

132 The Underlying Index rebalances annually on the last business day in June. Between rebalances, actual allocations of the Underlying Index may deviate from each allocation shown above as a result of performance differences among the different asset classes. The Index Provider will also rebalance between scheduled rebalance dates if the index weights deviate from the above asset class allocation beyond pre-established maximum thresholds, as defined by the Index Provider. The Underlying Index is maintained by Solactive AG, a leading company in the structuring and indexing business for institutional clients. Solactive AG runs the Solactive index platform. Solactive indices are used by issuers worldwide as underlying indices for financial products. Solactive AG does not sponsor, endorse or promote the Fund and is not in any way connected to it and does not accept any liability in relation to its issue, operation and trading. S&P China Composite Select Bond Index The S&P China Composite Select Bond Index is designed to track the performance of Chinese sovereign bonds, agency bonds and bonds issued by Central State-Owned Enterprises ("CSOEs") denominated in Chinese yuan ("CNY"). To be eligible for inclusion in the index, securities must be issued in China and traded in Chinese bond markets (e.g., Shanghai Stock Exchange, Shenzhen Stock Exchange and Chinese interbank market). In addition, each bond must have a maturity greater than or equal to one year but less than or equal to seven years from the rebalancing date. Each issuer must have total debt outstanding exceeding $1 billion at each rebalancing date. CSOEs must be rated AAA by at least one of the Chinese rating agencies (e.g., China Chengxin International, China Lianhe, Dagong, Shanghai Brilliance). No ratings criteria are applied to government or agency bonds. No bond matures in the index. The index rebalances monthly. JPMorgan ETF Efficiente Series X Index The JPMorgan ETF Efficiente Series X Index Series (the “Efficiente Series X”) is a family of indices that were developed and are maintained and calculated by J.P. Morgan Securities plc pursuant to a proprietary methodology. The JPMorgan ETF Efficiente 10 TR Series X Index (the “Underlying Index”) is an index within the Efficiente Series X. The Underlying Index tracks the total return performance of a portfolio of eleven ETF and two ETPs (each ETP and ETF a "Constituent" and together the "Constituents"). The share prices of the ETFs and ETPs track the performance of equities or bonds in developed or emerging markets, real estate investments, U.S. Treasury bonds, U.S. Treasury Inflation Protected Securities, a single commodity or a portfolio of commodity futures contracts. The Constituents represent a diverse range of asset classes and geographic regions. JPMorgan U.S. Sector Rotator Series X Index The JPMorgan U.S. Sector Rotator Series X Index Series (the “U.S. Sector Rotator Series X”) is a family of rules-based proprietary indices that were developed and are maintained and calculated by J.P. Morgan Securities plc. The JPMorgan U.S. Sector Rotator TR Series X Index (the “Underlying Index”) is an index within the U.S. Sector Rotator Series X. The Underlying Index tracks the returns, with dividends reinvested, of a monthly reconstituted portfolio of ETFs, selected out of a pool of ten U.S. sector ETFs (each, a “U.S. Sector Constituent” and collectively, the “U.S. Sector Constituents”) and a U.S. treasury bond ETF (the “Bond Constituent”). INDXX is a service mark of INDXX and has been licensed for use for certain purposes by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by INDXX. INDXX makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. INDXX has no obligation to take the needs of the Adviser or the shareholders of the Funds into consideration in determining, composing or calculating the Underlying Indices. INDXX is not responsible for and has not participated in the determination of the timing, amount or pricing of the Fund Shares to be issued or in the determination or calculation of the equation by which the Fund Shares are to be converted into cash. INDXX has no obligation or liability in connection with the administration, marketing or trading of the Funds. Solactive AG is a leading company in the structuring and indexing business for institutional clients. Solactive AG runs the Solactive index platform. Solactive indices are used by issuers worldwide as underlying indices for financial products. Solactive AG does not sponsor, endorse or promote any Funds and is not in any way connected to them and does not accept any liability in relation to their issue, operation and trading. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by the Adviser. Each of the Global X SuperIncome™ Preferred ETF and Global X GF China Bond ETF (“ETF”) is not sponsored, endorsed, sold or promoted by Standard & Poor's and its affiliates ("S&P"). S&P makes no representation, condition or warranty, express or implied, to the owners of the ETF or any member of the public regarding the advisability of investing in securities generally or in the ETF particularly or the ability of the S&P Enhanced Yield North American Preferred

133 Stock Index or the S&P China Composite Select Bond Index (each an “Index”) to track the performance of certain financial markets and/or sections thereof and/or of groups of assets or asset classes. S&P's only relationship to the Adviser is the licensing of certain trademarks and trade names and of the index which is determined, composed and calculated by S&P without regard to the Adviser or the ETF. S&P has no obligation to take the needs of Global X Management Company, LLC or the owners of the ETF into consideration in determining, composing or calculating the index. S&P is not responsible for and has not participated in the determination of the prices and amount of the ETF or the timing of the issuance or sale of the ETF or in the determination or calculation of the equation by which the ETF units are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the ETF. Neither S&P, its affiliates nor third party licensors, guarantees the accuracy and/or the completeness of the index or any data included therein and S&P, its affiliates and their third party licensors, shall have no liability for any errors, omissions, or interruptions therein. S&P, its affiliates and third party licensors make no warranty, condition or representation, express or implied, as to the results to be obtained by to Adviser, owners of the ETF, or any other person or entity from the use of the index or any data included therein. S&P makes no express or implied warranties, representations or conditions, and expressly disclaims all warranties or conditions of merchantability or fitness for a particular purpose or use and any other express or implied warranty or condition with respect to the index or any data included therein. Without limiting any of the foregoing, in no event shall S&P, its affiliates or their third party licensors, have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the index or any data included therein, even if notified of the possibility of such damages. J.P. Morgan Securities LLC is independent of the Fund and the Adviser. J.P. Morgan Securities LLC determines the relative weightings of the constituents of the Underlying Index and publishes information regarding the market value of the Underlying Index. JPMorgan or its affiliates may be Authorized Participants for, and may do business in the ordinary course with the ETFs or ETPs. JPMorgan or any of its affiliates may become an Authorized Participant of the Funds and may from time to time hold long or short positions in the Fund or in derivatives referencing the Funds, and in ETFs or ETPs held by the Funds or in related derivatives. Each of the JPMorgan ETF Efficiente 10 TR Series X Index and the JPMorgan US Sector Rotator TR Series X Index (each, a "JPMorgan Index”) has been licensed to the Adviser (the “Licensee”) for the Licensee’s benefit. Neither the Licensee nor the Fund (the “Product”) is sponsored, operated, endorsed, sold or promoted by J.P. Morgan Securities LLC or any of its affiliates (together and individually, “JPMorgan”). JPMorgan makes no representation and no warranty, express or implied, to investors in or owners of the Product (or any person taking exposure to it) or any member of the public in any other circumstances (each an “Investor”): (a) regarding the advisability of investing in securities or other financial or insurance products generally or in the Product particularly; or (b) the suitability or appropriateness of an exposure to the JPMorgan Index in seeking to achieve any particular objective. It is for those taking an exposure to the Product and/or the JPMorgan Index to satisfy themselves of these matters and such persons should seek appropriate professional advice before making any investment. JPMorgan is not responsible for and does not have any obligation or liability in connection with the issuance, administration, marketing or trading of the Product. The publication of the JPMorgan Index and the referencing of any asset or other factor of any kind in the JPMorgan Index do not constitute any form of investment recommendation or advice in respect of any such asset or other factor by JPMorgan and no person should rely upon it as such. JPMorgan does not act as an investment adviser or investment manager in respect of the JPMorgan Index or the Product and does not accept any fiduciary duties in relation to the JPMorgan Index, the Licensee, the Product or any Investor. The JPMorgan Index has been designed and is compiled, calculated, maintained and sponsored by JPMorgan without regard to the Licensee, the Product or any Investor. The ability of the Licensee to make use of the JPMorgan Index may be terminated on short notice and it is the responsibility of the Licensee to provide for the consequences of that in the design of the Product. JPMorgan does not accept any legal obligation to take the needs of any person who may invest in a Product into account in designing, compiling, calculating, maintaining or sponsoring the JPMorgan Index or in any decision to cease doing so. JPMorgan does not give any representation, warranty or undertaking, of any type (whether express or implied, statutory or otherwise) in relation to the JPMorgan Index, as to condition, satisfactory quality, performance or fitness for purpose or as to the results to be achieved by an investment in the Product or any data included in or omissions from the JPMorgan Index, or the use of the JPMorgan Index in connection with the Product or the veracity, currency, completeness or accuracy of the information on which the JPMorgan Index is based (and without limitation, JPMorgan accepts no liability to any Investor for any errors or omissions in that information or the results of any interruption to it and JPMorgan shall be under no obligation to advise any person of any such error, omission or interruption). To the extent any such representation, warranty or undertaking could be deemed to have been given by JPMorgan, it is excluded save to the extent that such exclusion is prohibited by law. To the fullest extent permitted by law, JPMorgan shall have no liability or responsibility to any person or entity (including, without limitation, to any Investors) for any losses, damages, costs, charges, expenses or other liabilities howsoever arising, including, without limitation, liability for any special, punitive, indirect or consequential damages (including loss of business or loss of profit, loss of time and loss of goodwill),

134 even if notified of the possibility of the same, arising in connection with the design, compilation, calculation, maintenance or sponsoring of the JPMorgan Index or in connection with the Product. The JPMorgan Index is the exclusive property of JPMorgan. JPMorgan is under no obligation to continue compiling, calculating, maintaining or sponsoring the JPMorgan Index and may delegate or transfer to a third party some or all of its functions in relation to the JPMorgan Index. JPMorgan may independently issue or sponsor other indices or products that are similar to and may compete with the JPMorgan Index and the Product. JPMorgan may also transact in assets referenced in the JPMorgan Index (or in financial instruments such as derivatives that reference those assets). It is possible that these activities could have an effect (positive or negative) on the value of the JPMorgan Index and the Product. Each of the above paragraphs is severable. If the contents of any such paragraph is held to be or becomes invalid or unenforceable in any respect in any jurisdiction, it shall have no effect in that respect, but without prejudice to the remainder of this notice. OTHER SERVICE PROVIDERS SEI Investments Global Funds Services is the sub-administrator for each Fund. Brown Brothers Harriman & Co. is the custodian and transfer agent for each Fund. K&L Gates LLP serves as legal counsel to Global X Funds ® ("Trust") and the Trust's Independent Trustees. Ernst & Young LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund. FINANCIAL HIGHLIGHTS The following Funds had commenced operations and have financial highlights for the fiscal year ended October 31, 2014: Global X SuperDividend® ETF, Global X SuperDividend® U.S. ETF, Global X Social Media Index ETF, Global X Index Guru™ Index ETF, Global X SuperIncome™ Preferred ETF, Global X Permanent ETF, Global X | JPMorgan Efficiente Index ETF and Global X | JPMorgan US Sector Rotator Index ETF. The other Funds had not commenced operations as of the October 31, 2014 fiscal year end, thus financial highlights are not yet available. The financial highlights tables are intended to help investors understand the Funds' financial performance since the Funds' inception. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. Ernst & Young LLP serves as the Funds’ independent registered public accounting firm and has audited the financial statements of the Funds for the fiscal years ended October 31, 2011, 2012, 2013 and 2014. Their report appears in the Trust’s annual report, which, along with the Funds' financial statements, is available without charge upon request.

FINANCIAL HIGHLIGHTS

## Selected Per Share Data & Ratios
## For a Share Outstanding Throughout the Period

| | Net Asset Value, Beginning of Period ($) | Net Investment Income ($) * | Net Realized and Unrealized Gain (Loss) on Investments ($) | Total from Operations ($) | Distribution from Net Investment Income ($) | Distribution from Capital Gains ($) | Return of Capital ($) | Total from Distributions ($) | Net Asset Value, End of Period ($) | Total Return (%)** | Net Assets End of Period ($)(000) | Ratio of Expenses to Average Net Assets (%) | Ratio of Net Investment Income to Average Net Assets (%) | Portfolio Turnover (%)†† |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Global X SuperDividend® ETF** | | | | | | | | | | | | | | |
| **2014** | 23.74 | 1.40 | 0.56 | 1.96 | (1.46) | — | — | (1.46) | 24.24 | 8.41 | 1,037,576 | 0.58 | 5.71 | 33.63 |
| **2013** | 21.86 | 1.34 | 2.27 | 3.61 | (1.73) | — | — | (1.73) | 23.74 | 17.34 | 775,238 | 0.58 | 5.93 | 43.64 |
| **2012** | 21.76 | 1.62 | 0.09 | 1.71 | (1.61) | — | — | (1.61) | 21.86 | 8.34 | 162,828 | 0.58 | 7.53 | 34.03 |
| **2011(1)** | 24.70 | 0.64 | (3.02) | (2.38) | (0.56) | — | — | (0.56) | 21.76 | (9.56) | 29,372 | 0.58† | 7.22† | 4.58 |
| **Global X SuperDividend® U.S. ETF** | | | | | | | | | | | | | | |
| **2014** | 25.94 | 1.78 | 3.45 | 5.23 | (1.41) | — | (0.16) | (1.57) | 29.60 | 20.80 | 276,715 | 0.45 | 6.32 | 40.04 |
| **2013(2)** | 25.15 | 0.98 | 0.82 | 1.80 | (0.91) | — | (0.10) | (1.01) | 25.94 | 7.32 | 51,879 | 0.45† | 6.02† | 20.36 |
| **Global X Social Media Index ETF** | | | | | | | | | | | | | | |
| **2014** | 19.38 | — | (0.08) | (0.08) | — | — | — | — | 19.30 | (0.41) | 126,418 | 0.65 | (0.01) | 26.52 |
| **2013** | 12.83 | — | 6.66 | 6.66 | (0.11) | — | — | (0.11) | 19.38 | 52.34 | 95,948 | 0.65 | (0.01) | 55.96 |
| **2012(3)** | 14.93 | 0.12 | (2.22) | (2.10) | — | — | — | — | 12.83 | (14.07) | 13,471 | 0.65† | 0.88† | 91.78 |
| **Global X \| JPMorgan Efficiente Index ETF** | | | | | | | | | | | | | | |
| **2014(4)** | 24.95 | — | 0.54 | 0.54 | — | — | — | — | 25.49 | 2.16 | 2,549 | 0.69† | (0.69)† | — |
| **Global X \| JPMorgan US Sector Rotator Index ETF** | | | | | | | | | | | | | | |
| **2014(4)** | 25.03 | — | 0.38 | 0.38 | — | — | — | — | 25.41 | 1.52 | 2,541 | 0.69† | (0.69)† | 63.35 |
| **Global X Permanent ETF** | | | | | | | | | | | | | | |
| **2014** | 24.13 | 0.24 | 0.18 | 0.42 | (0.36) | (0.08) | — | (0.44) | 24.11 | 1.84 | 8,439 | 0.48 | 1.02 | 24.63 |
| **2013^** | 23.15 | 0.07 | 0.91 | 0.98 | — | — | — | — | 24.13 | 4.23 | 14,477 | 0.48† | 0.90† | 3.08 |
| **2013** | 24.77 | 0.25 | (1.66) | (1.41) | (0.21) | — | — | (0.21) | 23.15 | (5.77) | 15,048 | 0.48 | 0.98 | 44.44 |
| **2012(5)** | 25.04 | 0.09 | (0.36) | (0.27) | — | — | — | — | 24.77 | (1.08) | 14,859 | 0.48† | 0.92† | 14.89 |
| **Global X Guru™ Index ETF** | | | | | | | | | | | | | | |
| **2014** | 23.99 | 0.22 | 2.12 | 2.34 | (0.03) | — | — | (0.03) | 26.30 | 9.76 | 436,586 | 0.75 | 0.88 | 128.37 |
| **2013^** | 20.68 | 0.01 | 3.30 | 3.31 | — | — | — | — | 23.99 | 16.01 | 241,060 | 0.75† | 0.10† | 24.89 |
| **2013** | 15.83 | 0.17 | 5.66 | 5.83 | (0.20) | (0.78) | — | (0.98) | 20.68 | 38.08 | 52,740 | 0.75 | 0.85 | 77.25 |
| **2012(6)** | 14.96 | 0.02 | 0.85 | 0.87 | — | — | — | — | 15.83 | 5.82 | 5,539 | 0.75† | 1.90† | 1.90 |
| **Global X Guru™ International IndexIndex ETF** | | | | | | | | | | | | | | |
| **2014(7)** | 14.83 | 0.09 | 0.70 | 0.79 | — | — | — | — | 15.62 | 5.33 | 2,343 | 0.75† | 0.89† | 62.71 |
| **Global X Guru™ Small Cap Index ETF** | | | | | | | | | | | | | | |
| **2014(7)** | 15.01 | 0.01 | (0.66) | (0.65) | — | — | — | — | 14.36 | (4.33) | 2,155 | 0.75† | 0.06† | 78.42 |
| **Global X SuperIncome™ Preferred ETF** | | | | | | | | | | | | | | |
| **2014** | 14.81 | 1.01 | (0.02) | 0.99 | (1.06) | — | — | (1.06) | 14.74 | 6.89 | 162,875 | 0.58 | 6.78 | 85.07 |
| **2013^** | 14.65 | 0.31 | 0.18 | 0.49 | (0.33) | — | — | (0.33) | 14.81 | 3.38 | 59,965 | 0.58† | 6.34† | 61.86 |
| **2013(8)** | 15.02 | 1.13 | (0.47) | 0.66 | (1.02) | (0.01) | — | (1.03) | 14.65 | 4.46 | 35,169 | 0.58† | 7.84† | 91.98 |

135

136 (1) The Fund commenced operations on June 8, 2011. (2) The Fund commenced operations on March 11, 2013. (3) The Fund commenced operations on November 14, 2011 (4) The Fund commenced operations on October 22, 2014. (5) The Fund commenced operations on February 7, 2012. (6) The Fund commenced operations on June 4, 2012. (7) The Fund commenced operations on March 10, 2014. (8) The Fund commenced operations on July 16, 2012. ^ For the period July 1, 2013 to October 31, 2013. Effective July 1, 2013 the Global X Permanent ETF, Global X Guru™ Index ETF (formerly Global X Top Guru™ Holdings Index ETF) and Global X SuperIncome™ Preferred ETF each changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements). * Per share data calculated using average shares method. ** Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. † Annualized. †† Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers. Amounts designated as “—” are $0 or have been rounded to $0.

137 OTHER INFORMATION The Funds are not sponsored, endorsed, sold or promoted by the Exchange. The listing exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The listing exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds. For purposes of the 1940 Act, shares that are issued by a registered investment company and purchases of such shares by investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions. The Trust has obtained an SEC order permitting registered investment companies to invest in Shares as described above. One such condition stated in the order is that investment companies relying on the order must enter into a written agreement with the Trust. The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted with ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

138 For more information visit our website at www.globalxfunds.com or call 1-888-GXFund-1 (1-888-493-8631) Investment Adviser and Administrator Global X Management Company LLC 623 Fifth Avenue, 15th Floor New York, NY 10022 Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456 Custodian and Transfer Agent Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109 Sub-Administrator SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456 Legal Counsel to the Global X Funds® and Independent Trustees K&L Gates LLP 1601 K Street, NW Washington, DC 20006-1600 Independent Registered Public Accounting Firm Ernst & Young LLP 2005 Market Street, Suite 700 Philadelphia, PA 19103

139 A Statement of Additional Information dated March 1, 2015, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus. Additional information about each Fund and its investments is available in its annual and semi-annual reports to shareholders. The annual report explains the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year. You can ask questions or obtain a free copy of each such Fund’s semi-annual and annual report or the Statement of Additional Information by calling 1-888-GXFund-1 (1-888-493-8631). Free copies of a Fund’s semi-annual and annual report and the Statement of Additional Information are available from our website at www.globalxfunds.com. Information about each Fund, including its semi-annual and annual reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street N.E., Room 1580, Washington, DC 20549-1520. PROSPECTUS Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456 March 1, 2015 Investment Company Act File No.: 811-22209

Global X Copper Miners ETF NYSE Arca, Inc: COPX Global X Fertilizers/Potash ETF NYSE Arca, Inc: SOIL Global X Gold Explorers ETF NYSE Arca, Inc: GLDX Global X Junior Miners ETF NYSE Arca, Inc: JUNR Global X Lithium ETF NYSE Arca, Inc: LIT Global X Silver Miners ETF NYSE Arca, Inc: SIL Global X Uranium ETF NYSE Arca, Inc: URA Prospectus March 1, 2015 The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in a Fund are not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. Such shares in a Fund involve investment risks, including the loss of principal.

TABLE OF CONTENTS

| | |
|---|---|
| FUND SUMMARIES | 1 |
| ADDITIONAL INFORMATION ABOUT THE FUNDS' STRATEGIES AND RISKS | 44 |
| PORTFOLIO HOLDINGS INFORMATION | 52 |
| FUND MANAGEMENT | 52 |
| DISTRIBUTOR | 54 |
| BUYING AND SELLING FUND SHARES | 54 |
| FREQUENT TRADING | 54 |
| DISTRIBUTION AND SERVICE PLAN | 55 |
| DIVIDENDS AND DISTRIBUTIONS | 55 |
| TAXES | 55 |
| DETERMINATION OF NET ASSET VALUE | 57 |
| PREMIUM/DISCOUNT INFORMATION | 58 |
| TOTAL RETURN INFORMATION | 58 |
| INFORMATION REGARDING THE INDICES AND THE INDEX PROVIDER | 60 |
| OTHER SERVICE PROVIDERS | 61 |
| FINANCIAL HIGHLIGHTS | 61 |
| OTHER INFORMATION | 64 |

i

1 FUND SUMMARIES Global X Copper Miners ETF Ticker: COPX Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X Copper Miners ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Copper Miners Total Return Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.65% Distribution and Service (12b-1) Fees: None Other Expenses: 0.00% Total Annual Fund Operating Expenses: 0.65% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $66 $208 $362 $810 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15.77% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. Moreover, at least 80% of the Fund’s total assets will be invested in securities that are economically tied to the copper mining industry. Companies economically tied to the copper mining industry include those engaged in copper mining and/or closely related activities such as exploration and refining. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received). The Underlying Index is designed to measure broad-based equity market performance of global companies involved in the copper mining industry, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 23 constituents, 19 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

2 The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Materials Sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Commodity Exposure Risk: The Fund invests in copper miners, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on copper miners. Concentration Risk: In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Copper Exploration Industry, Risks Related to Investing in the Copper Mining Industry and Risks Related to Investing in the Materials Sector. Copper Price Relationship Risk: The Underlying Index measures the performance of companies involved in the copper mining industry and not the performance of the price of copper itself. The securities of companies involved in the copper mining industry may under- or over-perform the price of copper itself over the short-term or the long-term.

3 Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades. Emerging Market Risk: The Fund targets copper mining companies globally and is expected to invest in securities in emerging market countries, currently including China, Mexico, Poland, and Turkey, a list that might be expanded as the Underlying Index rebalances over time. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: The Fund targets copper mining companies globally and is expected to invest in securities in foreign countries, currently including Australia, Canada, China, Mexico, Switzerland, Poland, South Africa, and the United Kingdom, a list that might be expanded as the Underlying Index rebalances over time. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: The Fund targets copper mining companies globally and is expected to invest in securities in geographic regions currently including North America, Europe, Asia, and Australia, a list that might change as the Underlying Index rebalances over time. A natural disaster could occur in a geographic region in which the Fund invests. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Micro-Capitalization Companies Risk: The Fund may invest in micro-capitalization companies. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In

4 addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Risks Related to Investing in the Copper Exploration Industry: The exploration and development of mineral deposits involve significant financial risks over a significant period of time, which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, mineral exploration companies typically operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an exploration company than for a more established counterpart. Risks Related to Investing in the Copper Mining Industry: Securities in the Fund’s portfolio may be significantly subject to the effects of competitive pressures in the copper mining industry and the price of copper itself. The price of copper may be affected by changes in inflation rates, interest rates, monetary policy, economic conditions and political stability. The price of copper may fluctuate substantially over short periods of time, therefore the Fund’s Share price may be more volatile than other types of investments. In addition, copper mining companies may also be significantly affected by import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. Risks Related to Investing in the Materials Sector: Companies in the materials sector are affected by commodity price volatility, exchange rates, import controls and worldwide competition. At times, worldwide production of industrial materials has exceeded demand, leading to poor investment returns or outright losses. Issuers in the materials sector are at risk of depletion of resources, technical progress, labor relations, governmental regulations and environmental damage and product liability claims. Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters. Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

5 Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com. Annual Total Returns (Years Ended December 31,) Best Quarter: 12/31/11 19.16% Worst Quarter: 09/30/11 -39.44% Average Annual Total Returns (for the Periods Ended December 31, 2014) Year Ended December 31, 2014 Since Inception (04/19/2010) Global X Copper Miners ETF: · Return before taxes · Return after taxes on distributions1 · Return after taxes on distributions and sale of Fund Shares1 -17.91% -18.31% -9.74% -10.46% -10.87% -7.15% Solactive Global Copper Miners Total Return Index (net) (Index returns do not reflect deductions for fees, expenses, or taxes) -17.38% -10.20% S&P 500 Index (Index returns do not reflect deductions for fees, expenses, or taxes) 13.69% 14.61%

6 1 After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). FUND MANAGEMENT Investment Adviser: Global X Management Company LLC. Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since April 19, 2010. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 43 of the Prospectus.

7 Global X Fertilizers/Potash ETF Ticker: SOIL Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X Fertilizers/Potash ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Fertilizers/Potash Total Return Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.69% Distribution and Service (12b-1) Fees: None Other Expenses: 0.00% Total Annual Fund Operating Expenses: 0.69% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $70 $221 $384 $859 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18.79% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. Moreover, the Fund invests at least 80% of its total assets in securities that are economically tied to the fertilizer/potash industry. Companies primarily engaged in the fertilizer/potash industry include those engaged in the development, distribution and/or production of fertilizers. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Underlying Index is designed to track the performance of the largest listed companies globally that are active in some aspect of the fertilizer/potash industry, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 23 constituents, 16 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

8 The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Materials Sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Commodity Exposure Risk: The Fund invests in companies that are economically tied to the fertilizers/potash industry, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on the fertilizers/potash industry. Concentration Risk: In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Fertilizer/Potash Exploration Industry, Risks Related to Investing in the Fertilizer/Potash Mining Industry and Risks Related to Investing in the Materials Sector. Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

9 Emerging Market Risk: The Fund targets fertilizer companies globally and is expected to invest in securities in emerging market countries, currently including China, South Korea, Taiwan, and Turkey, a list that might be expanded as the Underlying Index rebalances over time. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: The Fund targets fertilizer companies globally and is expected to invest in securities in foreign countries, currently including Australia, Brazil, Canada, Chile, China, Germany, Israel, Norway, Russia, South Korea, Switzerland, Taiwan and Turkey, a list that might be expanded as the Underlying Index rebalances over time. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: The Fund targets fertilizer companies globally and is expected to invest in securities in geographic regions currently including Asia, Europe, and North America, a list that might change as the Underlying Index rebalances over time. A natural disaster could occur in a geographic region in which the Fund invests. Fertilizer Commodities Prices Relationship Risk: The Underlying Index measures the performance of companies involved in the fertilizer industry and not the performance of fertilizer commodities themselves. The securities of companies involved in the fertilizer industry may under- or over-perform fertilizer commodities prices over the short-term or the long-term. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Micro-Capitalization Companies Risk: The Fund may invest in micro-capitalization companies. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In

10 addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Risks Related to Investing in the Fertilizers/Potash Exploration Industry: The exploration and development of mineral deposits involve significant financial risks over a significant period of time, which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, mineral exploration companies typically operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an exploration company than for a more established counterpart. Risks Related to Investing in the Fertilizers/Potash Mining Industry: Economic forces, including forces affecting the agricultural commodity, energy and financial markets, as well as government policies and regulations affecting the agricultural sector and related industries, could adversely affect the Fund’s portfolio companies and, thus, the Fund’s returns. Agricultural production and trade flows are significantly affected by government policies and regulations. In addition, the Fund’s portfolio companies must comply with a broad range of environmental laws and regulations which could adversely affect the Fund. Additional or more stringent environmental laws and regulations may be enacted in the future and such changes could have a material adverse effect on the business of the Fund’s portfolio companies. Securities in the Fund’s portfolio also may be significantly subject to the effects of competitive pressures in the fertilizer industry and the price of fertilizer commodities. The price of fertilizer may be affected by changes in inflation rates, interest rates, monetary policy, economic conditions and political stability. The price of fertilizer may fluctuate substantially over short periods of time, therefore the Fund’s Share price may be more volatile than other types of investments. In addition, fertilizer companies may also be significantly affected by import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. Risks Related to Investing in the Materials Sector: Companies in the materials sector are affected by commodity price volatility, exchange rates, import controls and worldwide competition. At times, worldwide production of industrial materials has exceeded demand, leading to poor investment returns or outright losses. Issuers in the materials sector are at risk of depletion of resources, technical progress, labor relations, governmental regulations and environmental damage and product liability claims. Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

11 Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com. Annual Total Returns (Years Ended December 31,) Best Quarter: 03/31/12 13.09% Worst Quarter: 06/30/13 -10.66%

**Average Annual Total Returns (for the Periods Ended December 31, 2014)**

| | Year Ended December 31, 2014 | Since Inception (05/25/11) |
|---|---|---|
| **Global X Fertilizers/Potash ETF:** | | |
| · Return before taxes | -5.71% | -7.99% |
| · Return after taxes on distributions[1] | -5.89% | -8.07% |
| · Return after taxes on distributions and sale of Fund Shares[1] | -2.46% | -5.63% |
| **Solactive Global Fertilizers/Potash Total Return Index (net)** (Index returns do not reflect deductions for fees, expenses, or taxes) | -5.11% | -7.63% |
| **S&P 500 Index** (Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 15.58% |

[1] *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

## FUND MANAGEMENT

**Investment Adviser:** Global X Management Company LLC.

**Portfolio Managers:** The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA ("Portfolio Managers"). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since May 25, 2011. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014.

## OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled "Purchase and Sale of Fund Shares," "Tax Information," and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 43 of the Prospectus.

12

13 Global X Gold Explorers ETF Ticker: GLDX Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X Gold Explorers ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Gold Explorers Total Return Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.65% Distribution and Service (12b-1) Fees: None Other Expenses: 0.00% Total Annual Fund Operating Expenses: 0.65% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $66 $208 $362 $810 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29.94% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. Moreover, at least 80% of the Fund’s total assets are invested in securities that are economically tied to the gold exploration industry. Companies economically tied to the gold exploration industry include those engaged in the exploration of gold mining projects. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received). The Underlying Index is free float-adjusted, liquidity-tested and market capitalization-weighted index that is designed to measure broad-based equity market performance of global companies involved in gold exploration, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 19 constituents, 16 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

14 The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Materials Sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Commodity Exposure Risk: The Fund invests in companies that are economically tied to the gold exploration industry, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on the gold exploration industry. Concentration Risk: In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Gold Exploration Industry, Risks Related to Investing in the Gold Mining Industry and Risks Related to Investing in the Materials Sector. Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

15 Emerging Market Risk: The Fund targets gold exploration companies globally and is expected to invest in securities in emerging market countries. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: The Fund is expected to invest in securities in foreign countries, currently including Canada, Australia and China, a list that might be expanded as the Underlying Index rebalances over time. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: The Fund targets gold exploration companies globally and is expected to invest in securities in geographic regions currently including North America, and Australia, a list that might change as the Underlying Index rebalances over time. A natural disaster could occur in a geographic region in which the Fund invests. Gold Price Relationship Risk: The Underlying Index measures the performance of companies primarily involved in gold exploration and not the performance of the price of gold itself. The securities of companies involved in gold exploration may not be correlated with the performance of the price of gold itself and may under- or over-perform the performance of the price of gold itself over the short-term or the long-term. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Micro-Capitalization Companies Risk: The Fund may invest in micro-capitalization companies. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

16 Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Risks Related to Investing in the Gold Exploration Industry: The exploration and development of mineral deposits involve significant financial risks over a significant period of time, which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, mineral exploration companies typically operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an exploration company than for a more established counterpart. Risks Related to Investing in the Gold Mining Industry: Securities in the Fund’s portfolio may be significantly subject to the effects of competitive pressures in the gold mining industry and the price of gold bullion. The price of gold may be affected by changes in inflation rates, interest rates, monetary policy, economic conditions and political stability. A significant portion of the world’s gold reserves are held by governments, central banks and related institutions. If one or more of these institutions sold their holdings of gold in significant quantities, it could cause gold prices to fall. The price of gold may fluctuate substantially over short periods of time, therefore the Fund’s Share price may be more volatile than other types of investments. In addition, gold mining companies may also be significantly affected by import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. Risks Related to Investing in the Materials Sector: Companies in the materials sector are affected by commodity price volatility, exchange rates, import controls and worldwide competition. At times, worldwide production of industrial materials has exceeded demand, leading to poor investment returns or outright losses. Issuers in the materials sector are at risk of depletion of resources, technical progress, labor relations, governmental regulations and environmental damage and product liability claims. Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters. Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

17 Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com. Annual Total Returns (Years Ended December 31,) Best Quarter: 09/30/12 23.85% Worst Quarter: 06/30/13 -42.12%

**Average Annual Total Returns (for the Periods Ended December 31, 2014)**

| | Year Ended December 31, 2014 | Since Inception (11/03/2010) |
|---|---|---|
| **Global X Gold Explorers ETF:** | | |
| · Return before taxes | -7.10% | -33.70% |
| · Return after taxes on distributions[1] | -7.16% | -34.12% |
| · Return after taxes on distributions and sale of Fund Shares[1] | -4.02% | -20.83% |
| **Solactive Global Gold Explorers Total Return Index (net)** (Index returns do not reflect deductions for fees, expenses, or taxes) | -5.93% | -33.00% |
| **S&P 500 Index** (Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 16.36% |

1 *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

**FUND MANAGEMENT**

**Investment Adviser:** Global X Management Company LLC.

**Portfolio Managers:** The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA ("Portfolio Managers"). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since November 3, 2010. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014.

**OTHER IMPORTANT INFORMATION REGARDING FUND SHARES**

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled "Purchase and Sale of Fund Shares," "Tax Information," and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 43 of the Prospectus.

18

19 Global X Junior Miners ETF Ticker: JUNR Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X Junior Miners ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Junior Miners Total Return Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.69% Distribution and Service (12b-1) Fees: None Other Expenses: 0.00% Total Annual Fund Operating Expenses: 0.69% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $70 $221 $384 $859 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27.75% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund will invest at least 80% of its total assets in the securities of the Underlying Index. Moreover, at least 80% of the Fund’s total assets will be invested in securities that are economically tied to the small-capitalization mining industry. Companies economically tied to the small-capitalization mining industry include those engaged in mining, producing, smelting, and/or refining materials, including but not limited to coal, copper, gold, iron, nickel, silver, titanium and other materials. For the purposes of this policy, the Fund considers small market capitalization companies to be those companies included in, or similar in size to those included in, the Solactive Global Junior Miners Index, as of the latest reconstitution date, at the time of purchase. As of January 1, 2015, the market capitalization of the Solactive Global Junior Miners Index was between $40 million and $2.5 billion. The Fund’s capitalization range may change over time. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Underlying Index is designed to track the market performance of small-capitalization mining companies globally, as defined by the Solactive AG, the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 98 constituents, 77 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

20 The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Materials Sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Commodity Exposure Risk: The Fund invests in junior mining companies, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on junior miners. Concentration Risk: In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Junior Exploration Industry, Risks Related to Investing in the Junior Mining Industry and Risks Related to Investing in the Materials Sector. Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades. Emerging Market Risk: The Fund targets companies economically tied to the small-cap mining industry and is expected to invest in securities in emerging market countries, currently including Brazil, China, Indonesia, Russia, South Africa and Turkey, a list that might be expanded as the Underlying Index rebalances over time. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are

21 less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: The Fund is expected to invest in securities in foreign countries, currently including Australia, Belgium, Brazil, Canada, China, Indonesia, Ireland, Japan, Russia, South Africa, Turkey, and the United Kingdom, a list that might be expanded as the Underlying Index rebalances over time. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: The Fund targets junior mining companies globally and is expected to invest in securities in geographic regions currently including Africa, Asia, Europe, North America and South America, a list that might change as the Underlying Index rebalances over time. A natural disaster could occur in a geographic region in which the Fund invests. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Junior Mining Relationship Risk: The Underlying Index measures the performance of small-capitalization companies involved in the mining industry and not the performance of commodities themselves. The securities of small-capitalization companies involved in the mining industry may under- or over-perform commodities themselves over the short-term or the long-term. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Micro-Capitalization Companies Risk: The Fund may invest in micro-capitalization companies. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller

22 number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Risks Related to Investing in the Mining Exploration Industry: The exploration and development of mineral deposits involve significant financial risks over a significant period of time, which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, mineral exploration companies typically operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an exploration company than for a more established counterpart. Risks Related to Investing in the Materials Sector: Companies in the materials sector are affected by commodity price volatility, exchange rates, import controls and worldwide competition. At times, worldwide production of industrial materials has exceeded demand, leading to poor investment returns or outright losses. Issuers in the materials sector are at risk of depletion of resources, technical progress, labor relations, governmental regulations and environmental damage and product liability claims. Risks Related to Investing in the Mining Industry: Securities in the Fund’s portfolio may be significantly subject to the effects of competitive pressures in the mining industry and the price of commodities mined. The price of commodities may be affected by changes in inflation rates, interest rates, monetary policy, economic conditions and political stability. The price of commodities may fluctuate substantially over short periods of time, therefore the Fund’s Share price may be more volatile than other types of investments. In particular, a drop in the price of a given commodity could adversely affect the profitability of small-capitalization mining companies and their ability to secure financing. In addition, mining companies may also be significantly affected by import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s name, investment objective and investment strategies changed effective September 6, 2012. Fund performance prior

23 to September 6, 2012, reflects the investment objective and strategies of the Fund when it was the Global X S&P/TSX Venture 30 Canada ETF and focused on the 30 most liquid securities of the TSX Venture Exchange, which is Canada’s junior listings market for emerging companies. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com. Annual Total Returns (Years Ended December 31,) Best Quarter: 09/30/12 28.22% Worst Quarter: 06/30/13 -33.12%

**Average Annual Total Returns (for the Periods Ended December 31, 2014)**

| | Year Ended December 31, 2014 | Since Inception (03/16/2011) |
|---|---|---|
| **Global X Junior Miners ETF:** | | |
| · Return before taxes | -22.67% | -27.16% |
| · Return after taxes on distributions[1] | -22.66% | -28.11% |
| · Return after taxes on distributions and sale of Fund Shares[1] | -12.57% | -18.00% |
| **Solactive Global Junior Miners Total Return Index (net)**[2] (Index returns do not reflect deductions for fees, expenses, or taxes) | -20.41% | -26.95% |
| **S&P 500 Index** (Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 16.34% |

1 *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

2 *Index performance reflects the performance of the S&P/TSX Venture 30 Index through September 5, 2012 and the Solactive Global Junior Miners Index thereafter.*

## FUND MANAGEMENT

**Investment Adviser:** Global X Management Company LLC.

**Portfolio Managers:** The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA ("Portfolio Managers"). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since March 16, 2011. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014.

## OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled "Purchase and Sale of Fund Shares," "Tax Information," and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 43 of the Prospectus.

24

25 Global X Lithium ETF Ticker: LIT Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X Lithium ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Lithium Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.75% Distribution and Service (12b-1) Fees: None Other Expenses: 0.00% Total Annual Fund Operating Expenses: 0.75% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $77 $240 $417 $930 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43.37% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. Moreover, at least 80% of the Fund’s total assets will be invested in securities that are economically tied to the lithium industry. Companies economically tied to the lithium industry include those engaged in lithium mining and lithium battery production. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received). The Underlying Index is designed to measure broad-based equity market performance of global companies involved in the lithium industry, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 23 constituents, 17 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

26 The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Materials Sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Commodity Exposure Risk: The Fund invests in lithium companies, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on lithium companies. Concentration Risk: In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Lithium Exploration Industry, Risks Related to Investing in the Lithium Mining Industry and Risks Related to Investing in the Materials Sector. Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades. Emerging Market Risk: The Fund is expected to invest in securities in emerging market countries, currently including Chile, China, South Korea and Taiwan, a list that might be expanded as the Underlying Index rebalances over time. The Fund’s investment

27 in an emerging market country may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Exposure to Non-Lithium Markets Risk: Although the Fund invests a large percentage of its assets in the securities of companies that are active in the exploration and/or mining of lithium, these companies may derive a significant percentage of their profits from other business activities including, for example, the production of fertilizers and/or specialty and industrial chemicals. As a result, the performance of these markets and the profits of these companies from such activities may significantly impact the Fund’s performance. Foreign Security Risk: The Fund is expected to invest in securities in foreign countries, currently including Canada, France, Australia, Japan, Taiwan, South Korea and China, a list that might be expanded as the Underlying Index rebalances over time. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: The Fund targets companies economically tied to the lithium industry and is expected to invest in securities in geographic regions currently including North America, Europe, Australia and Asia, a list that might change as the Underlying Index rebalances over time. A natural disaster could occur in a geographic region in which the Fund invests. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Lithium Price Relationship Risk: The Underlying Index measures the performance of companies involved in the lithium mining and lithium-ion battery industries and not the performance of the price of lithium itself. The securities of companies involved in the lithium industry may under- or over-perform the price of lithium itself over the short-term or the long-term. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Micro-Capitalization Companies Risk: The Fund may invest in micro-capitalization companies. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

28 Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Risks Related to Investing in the Lithium-Ion Battery Industry: Securities in the Fund’s portfolio involved in the manufacturing of lithium-ion batteries are subject to the effects of price fluctuations of traditional and alternative sources of energy, developments in battery and alternative energy technology, the possibility that government subsidies for alternative energy will be eliminated and the possibility that lithium-ion technology is not suitable for widespread adoption. Risks Related to Investing in the Lithium Exploration Industry: The exploration and development of mineral deposits involve significant financial risks over a significant period of time, which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, mineral exploration companies typically operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an exploration company than for a more established counterpart. Risks Related to Investing in the Lithium Mining Industry: Securities in the Fund’s portfolio may be significantly subject to the effects of competitive pressures in the lithium mining industry and the price of lithium. The price of lithium may be affected by changes in inflation rates, interest rates, monetary policy, economic conditions and political stability. The price of lithium may fluctuate substantially over short periods of time, therefore the Fund’s Share price may be more volatile than other types of investments. In addition, lithium mining companies may also be significantly affected by import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. Risks Related to Investing in the Materials Sector: Companies in the materials sector are affected by commodity price volatility, exchange rates, import controls and worldwide competition. At times, worldwide production of industrial materials has exceeded demand, leading to poor investment returns or outright losses. Issuers in the materials sector are at risk of depletion of resources, technical progress, labor relations, governmental regulations and environmental damage and product liability claims. Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters. Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

29 Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com. Annual Total Returns (Years Ended December 31,) Best Quarter: 09/30/13 18.95% Worst Quarter: 09/30/11 -31.46%

**Average Annual Total Returns (for the Periods Ended December 31, 2014)**

| | Year Ended December 31, 2014 | Since Inception (07/22/2010) |
|---|---|---|
| **Global X Lithium ETF:** | | |
| · Return before taxes | -12.86% | -5.84% |
| · Return after taxes on distributions[1] | -12.82% | -6.00% |
| · Return after taxes on distributions and sale of Fund Shares[1] | -6.84% | -4.18% |
| **Solactive Global Lithium Index (net)**<br>(Index returns do not reflect deductions for fees, expenses, or taxes) | -12.11% | -5.06% |
| **S&P 500 Index**<br>(Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 17.77% |

[1] *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

**FUND MANAGEMENT**

**Investment Adviser:** Global X Management Company LLC.

**Portfolio Managers:** The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA ("Portfolio Managers"). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since July 22, 2010. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014.

**OTHER IMPORTANT INFORMATION REGARDING FUND SHARES**

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled "Purchase and Sale of Fund Shares," "Tax Information," and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 43 of the Prospectus.

30

31 Global X Silver Miners ETF Ticker: SIL Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X Silver Miners ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Silver Miners Total Return Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.65% Distribution and Service (12b-1) Fees: None Other Expenses: 0.00% Total Annual Fund Operating Expenses: 0.65% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $66 $208 $362 $810 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24.23% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. Moreover, at least 80% of the Fund’s total assets will be invested in securities that are economically tied to the silver mining industry. Companies economically tied to the silver mining industry include those engaged in silver mining and/or closely related activities such as exploration and refining. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received). The Underlying Index is designed to measure broad-based equity market performance of global companies involved in the silver mining industry, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 22 constituents, 12 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval. The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

32 The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Materials Sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Commodity Exposure Risk: The Fund invests in silver miners, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on silver miners. Concentration Risk: In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Silver Exploration Industry, Risks Related to Investing in the Silver Mining Industry and Risks Related to Investing in the Materials Sector. Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar. Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades. Emerging Market Risk: The Fund targets silver mining companies globally and is expected to invest in securities in emerging market countries, currently including Mexico, a list that might be expanded as the Underlying Index rebalances over time. The

33 Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: The Fund targets silver mining companies globally and is expected to invest in securities in foreign countries, currently including Canada, Mexico, and the United Kingdom, a list that might be expanded as the Underlying Index rebalances over time. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: The Fund targets silver mining companies globally and is expected to invest in securities in geographic regions currently including North and South America and Europe, a list that might change as the Underlying Index rebalances over time. A natural disaster could occur in a geographic region in which the Fund invests. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Micro-Capitalization Companies Risk: The Fund may invest in micro-capitalization companies. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

34 Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Risks Related to Investing in the Materials Sector: Companies in the materials sector are affected by commodity price volatility, exchange rates, import controls and worldwide competition. At times, worldwide production of industrial materials has exceeded demand, leading to poor investment returns or outright losses. Issuers in the materials sector are at risk of depletion of resources, technical progress, labor relations, governmental regulations and environmental damage and product liability claims. Risks Related to Investing in the Silver Exploration Industry: The exploration and development of mineral deposits involve significant financial risks over a significant period of time, which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, mineral exploration companies typically operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an exploration company than for a more established counterpart. Risks Related to Investing in the Silver Mining Industry: Securities in the Fund’s portfolio may be significantly subject to the effects of competitive pressures in the silver mining industry and the price of silver bullion. The price of silver may be affected by changes in inflation rates, interest rates, monetary policy, economic conditions and political stability. The price of silver may fluctuate substantially over short periods of time, therefore the Fund’s Share price may be more volatile than other types of investments. In addition, silver mining companies may also be significantly affected by import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters. Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Silver Bullion Relationship Risk: The Underlying Index measures the performance of companies involved in the silver mining industry and not the performance of the price of silver bullion itself. The securities of companies involved in the silver mining industry may under- or over-perform the price of silver bullion over the short-term or the long-term. Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index. Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

35 PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com. Annual Total Returns (Years Ended December 31,) Best Quarter: 09/30/12 33.49% Worst Quarter: 06/30/13 -35.34% Average Annual Total Returns (for the Periods Ended December 31, 2014) Year Ended December 31, 2014 Since Inception (04/19/2010) Global X Silver Miners ETF: · Return before taxes · Return after taxes on distributions1 · Return after taxes on distributions and sale of Fund Shares1 -16.93% -16.88% -9.50% -8.53% -8.61% -6.08% Solactive Global Silver Miners Total Return Index (net) (Index returns do not reflect deductions for fees, expenses, or taxes) -16.26% -7.74% S&P 500 Index (Index returns do not reflect deductions for fees, expenses, or taxes) 13.67% 14.61% 1 After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

36 FUND MANAGEMENT Investment Adviser: Global X Management Company LLC. Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since April 19, 2010. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014. OTHER IMPORTANT INFORMATION REGARDING FUND SHARES For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 43 of the Prospectus.

37 Global X Uranium ETF Ticker: URA Exchange: NYSE Arca, Inc. INVESTMENT OBJECTIVE The Global X Uranium ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Uranium Total Return Index (“Underlying Index”). FEES AND EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): Management Fees: 0.69% Distribution and Service (12b-1) Fees: None Other Expenses: 0.00% Total Annual Fund Operating Expenses: 0.69% Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: One Year Three Years Five Years Ten Years $70 $221 $384 $859 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20.90% of the average value of its portfolio. PRINCIPAL INVESTMENT STRATEGIES The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. Moreover, at least 80% of the Fund’s total assets will be invested in securities that are active in some aspect of the uranium mining industry such as mining, refining, exploration, or manufacturing of equipment for the uranium industry. The Fund may also invest in companies that do not derive a significant percentage of revenues from activities related to the uranium industry, but generate large absolute revenues from the uranium mining industry (in particular uranium mining, exploration for uranium, physical uraniun investments and technologies related to the uranium industry). The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received). The Underlying Index is designed to measure broad-based equity market performance of global companies involved in the uranium industry, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 21 constituents, 16 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

38 The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy. The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Materials Sector. SUMMARY OF PRINCIPAL RISKS As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI"). ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes. Commodity Exposure Risk: The Fund invests in uranium companies, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on uranium companies. Concentration Risk: In following its methodology, the Underlying Index will be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or sectors or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Uranium Exploration Industry, Risks Related to Investing in the Uranium Mining Industry and Risks Related to Investing in the Materials Sector. Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

39 Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades. Emerging Market Risk: The Fund targets uranium mining companies globally and invest in securities in emerging market countries. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries. Exposure to Non-Uranium Markets Risk: Although the Fund invests a large percentage of its assets in the securities of companies that are active in the exploration and/or mining of uranium, these companies may derive a significant percentage of their profits from other business activities including, for example, physical uranium investments and technologies related to the uranium industry. As a result, the performance of these markets and the profits of these companies from such activities may significantly impact the Fund's performance. Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Foreign Security Risk: The Fund targets uranium mining companies globally and is expected to invest in securities in foreign countries, currently including Canada, Australia, and France, a list that might be expanded as the Underlying Index rebalances over time. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Geographic Risk: The Fund targets uranium mining companies globally and is expected to invest in securities in geographic regions currently including North America, Australia and Europe, a list that might change as the Underlying Index rebalances over time. A natural disaster could occur in a geographic region in which the Fund invests. Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns. Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV. Micro-Capitalization Companies Risk: The Fund may invest in micro-capitalization companies. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities,

40 especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Risks Related to Investing in the Materials Sector: Companies in the materials sector are affected by commodity price volatility, exchange rates, import controls and worldwide competition. At times, worldwide production of industrial materials has exceeded demand, leading to poor investment returns or outright losses. Issuers in the materials sector are at risk of depletion of resources, technical progress, labor relations, governmental regulations and environmental damage and product liability claims. Risks Related to Investing in the Uranium Exploration Industry: The exploration and development of mineral deposits involve significant financial risks over a significant period of time, which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, mineral exploration companies typically operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an exploration company than for a more established counterpart. Risks Related to Investing in the Uranium Mining Industry: Securities in the Fund’s portfolio may be significantly subject to the effects of competitive pressures in the uranium mining industry and the price of uranium. The price of uranium may be affected by changes in inflation rates, interest rates, monetary policy, economic conditions and political stability. The price of uranium may fluctuate substantially over short periods of time, therefore the Fund’s Share price may be more volatile than other types of investments. In addition, uranium mining companies may also be significantly affected by import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. The primary demand for uranium is from the nuclear energy industry, which uses uranium as fuel for nuclear power plants. Demand for nuclear energy may face considerable risk as a result of, among other risks, incidents and accidents, breaches of security, ill- intentioned acts or terrorism, air crashes, natural disasters (such as floods or earthquakes), equipment malfunctions or mishandling in storage, handling, transportation, treatment or conditioning of substances and nuclear materials. Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters. Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

41 Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Uranium Price Relationship Risk: The Underlying Index measures the performance of companies involved in the uranium industry and not the performance of the price of uranium itself. The securities of companies involved in the uranium industry may under- or over-perform the price of uranium itself over the short-term or the long-term. Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PERFORMANCE INFORMATION The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com. Annual Total Returns (Years Ended December 31,) Best Quarter: 03/31/12 14.81% Worst Quarter: 09/30/11 -34.00%

**Average Annual Total Returns (for the Periods Ended December 31, 2014)**

| | Year Ended December 31, 2014 | Since Inception (11/04/2010) |
|---|---|---|
| **Global X Uranium ETF:** | | |
| · Return before taxes | -22.34% | -28.68% |
| · Return after taxes on distributions[1] | -23.68% | -29.20% |
| · Return after taxes on distributions and sale of Fund Shares[1] | -12.60% | -18.56% |
| **Solactive Global Uranium Total Return Index (net)** (Index returns do not reflect deductions for fees, expenses, or taxes) | -20.92% | -28.63% |
| **S&P 500 Index** (Index returns do not reflect deductions for fees, expenses, or taxes) | 13.69% | 15.83% |

1 *After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).*

**FUND MANAGEMENT**

**Investment Adviser:** Global X Management Company LLC.

**Portfolio Managers:** The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA ("Portfolio Managers"). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since November 4, 2010. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014.

**OTHER IMPORTANT INFORMATION REGARDING FUND SHARES**

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled "Purchase and Sale of Fund Shares," "Tax Information," and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 43 of the Prospectus.

42

43 PURCHASE AND SALE OF FUND SHARES Shares of the Funds are or will be listed and traded at market prices on a national securities exchange (the "Exchange"). Shares may only be purchased and sold on the Exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each Business Day. TAX INFORMATION The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-deferred arrangements may be taxable to you. PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker/dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

44 ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES AND RISKS ADDITIONAL STRATEGIES In addition to the investment strategies discussed above under Fund Summaries—Principal Investment Strategies, each Fund may use the following investment strategies: Leverage: Each Fund may borrow money from a bank as permitted under the 1940 Act, and as interpreted or modified by a regulatory authority having jurisdiction, from time to time. For example, a Fund may borrow money at fiscal quarter end to maintain the required level of diversification to qualify as a “regulated investment company” (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). Securities Lending: Each Fund may lend its portfolio securities to the extent noted under Fund Summaries-Principal Investment Strategies. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of the foreign equity securities (other than ADRs) being lent. This collateral is marked-to-market on a daily basis. ADDITIONAL RISKS The Funds are subject to the risks described below. Some or all of these risks may adversely affect a Fund’s NAV, trading price, yield, total return and/or its ability to meet its objectives. ADR/GDR Risk To the extent a Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities. Asset Class Risk The returns from the types of securities in which a Fund invests may under-perform returns from the various general securities markets or different asset classes. The stocks in the Underlying Indices may under-perform fixed-income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of out- performance and under-performance in comparison to the general securities markets. Commodity Exposure Risk Companies that mine and produce commodities are largely dependent on the prices of these commodities. Any negative changes in these sectors or fluctuations in the commodity markets could have an adverse impact on such companies. Concentration Risk In following its methodology, an Underlying Index will be concentrated to a significant degree in securities of issuers located in a single country, market, industry, group of industries, asset class, or sector. To the extent that the Underlying Index concentrates in the securities of issuers in such an area, a Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a single country, market, industry, group of industries, asset class, or sector, a Fund faces more risks than if it were diversified broadly over numerous such areas. Such risks, any of which may adversely affect the companies in which a Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a country, market, industry, group of industries, asset class, or sector. In addition, at times, such country, market, industry, group of industries, asset class, or sector may be out of favor and underperform other such categories or the market as a whole.

45 Currency Risk Foreign currencies are subject to risks, which include changes in the debt level and trade deficit of the country issuing the foreign currency; inflation rates of the United States and the country issuing the foreign currency; investors’ expectations concerning inflation rates; interest rates of the United States and the country issuing the foreign currency; investors’ expectations concerning interest rates; investment and trading activities of mutual funds, hedge funds and currency funds; and global or regional political, economic or financial events and situations. In addition, a foreign currency in which a Fund invests may not maintain its long-term value in terms of purchasing power in the future. When the price of a foreign currency in which a Fund invests declines, it may have an adverse impact on the Fund. Foreign exchange rates are influenced by the factors identified above and may also be influenced by: changing supply and demand for a particular currency; monetary policies of governments (including exchange control programs, restrictions on local exchanges or markets and limitations on foreign investment in a country or on investment by residents of a country in other countries); changes in balances of payments and trade; trade restrictions; and currency devaluations and revaluations. Also, governments from time to time intervene in the currency markets, directly and by regulation, in order to influence prices directly. These events and actions are unpredictable. The resulting volatility in the U.S. dollar/foreign currency exchange rate could materially and adversely affect the performance of a Fund. Custody Risk Custody risk refers to risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. The less developed a country’s securities market, the greater the likelihood of custody problems occurring. Emerging Market Risk Emerging market risk is the risk that the securities markets of emerging countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries, as has historically been the case. The risks of foreign investment are heightened when the issuer is located in an emerging country. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees, which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions, such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian, Latin American and other countries), a Fund may invest in such countries through other investment funds in such countries. Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. As a result, emerging countries are particularly vulnerable to downturns of the world economy. The recent global financial crisis tightened international credit supplies and weakened the global demand for their exports. As a result, certain of these economies faced significant economic difficulties,

46 which caused some emerging market economies to fall into recession. Recovery from such conditions may be gradual and/or halting as weak economic conditions in developed markets may continue to suppress demand for exports from emerging countries. Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Many emerging markets have experienced strained international relations due to border disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets and may adversely affect the performance of these economies. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other emerging market countries, including China. A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in such countries. Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to a Fund. The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities. A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of a Fund's currency exposure in emerging countries may not be covered by such instruments. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Fund could lose money. Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer's securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked trades in such securities will not settle, The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of a Fund, reserves the right to abstain from voting proxies in those markets. Equity Securities Risk A Fund may invest in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer, general stock market fluctuations that affect all issuers, or as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Investments in equity securities may be more volatile than investments in other asset classes.

47 Exposure to Non-Lithium Markets Risk Exposure to Non-Lithium Markets Risk only applies to the Global X Lithium ETF. Although the Fund invests a large percentage of its assets in the securities of companies that are active in the exploration and/or mining of lithium, these companies may derive a significant percentage of their profits from other business activities including, for example, the production of fertilizers and/or specialty and industrial chemicals. As a result, the performance of these markets and the profits of these companies from such activities may significantly impact the Fund’s performance. Exposure to Non-Uranium Markets Risk Exposure to Non-Uranium Markets Risk only applies to the Global X Uranium ETF. Although the Fund invests a large percentage of its assets in the securities of companies that are active in the exploration and/or mining of uranium, these companies may derive a significant percentage of their profits from other business activities including, for example, physical investments and technologies related to the uranium industry. As a result, the performance of these markets and the profits of these companies from such activities may significantly impact the Fund's performance. Foreign Security Risk Each Fund’s assets may be invested within the equity markets of countries outside of the U.S. These markets are subject to special risks associated with foreign investment, including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; less availability of public information about issuers; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of a Fund; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; and weaker accounting, disclosure and reporting requirements. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. Investment of more than 25% of a Fund’s total assets in securities located in one country or region will subject the Fund to increased country or region risk with respect to that country or region. Geographic Risk Geographic risk is the risk that a Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject a Fund to risks associated with that particular region, such as a natural disaster. Investable Universe of Companies Risk The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, a Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of a Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance. Issuer Risk Issuer risk is the risk that any of the individual companies that a Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which would also cause their stock prices to decline. Leverage Risk Each Fund may borrow money at fiscal quarter end to maintain the required level of diversification to qualify as a RIC for purposes of the Code. As a result, a Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in a Fund. If the value of a Fund's assets increases, then leveraging would cause the Fund's NAV to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of a Fund's assets decreases, leveraging would cause the

48 Fund's NAV to decline more sharply than it otherwise would have had the Fund not leveraged. The Fund may incur additional expenses in connection with borrowings. Management Risk Each Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, each Fund is subject to management risk. That is, the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. The ability of the Adviser to successfully implement each Fund’s investment strategies will influence each Fund’s performance significantly. Market Risk Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns. Market Trading Risks Absence of Active Market Although Shares of a Fund are or will be listed for trading on a U.S. exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained. Lack of Market Liquidity Secondary market trading in Shares of a Fund may be halted by an exchange because of market conditions or for other reasons. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of Shares will continue to be met or will remain unchanged. Risks of Secondary Listings A Fund's Shares may be listed or traded on U.S. and non-U.S. exchanges other than the U.S. exchange where the Fund’s primary listing is maintained. There can be no assurance that a Fund’s Shares will continue to trade on any such exchange or in any market or that a Fund's Shares will continue to meet the requirements for listing or trading on any exchange or in any market. A Fund's Shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Shares on a U.S. exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient. Secondary Market Trading Risk Shares of a Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem Shares. On such days, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders. Secondary market trading in Fund Shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund Shares will continue to be met or will remain unchanged. Shares of the Funds May Trade at Prices Other Than NAV Shares of a Fund may trade at, above or below NAV. The per share NAV of each Fund will fluctuate with changes in the market value of such Fund’s holdings. The trading prices of Shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. The trading prices of a Fund's Shares may deviate significantly from NAV during periods of market volatility. Any of these factors may lead to the Fund's Shares trading at a premium or discount to NAV. While the creation/redemption feature

49 is designed to make it likely that Shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Since foreign exchanges may be open on days when a Fund does not price Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares. Costs of Buying or Selling Fund Shares Buying or selling Fund Shares involves two types of costs that apply to all securities transactions. When buying or selling Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund Shares (the "bid" price) and the market price at which they are willing to sell Fund Shares (the "ask" price). Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments. Metal/Commodities Relationship Risk Each Underlying Index measures the performance of companies and not the performance of metal or commodities prices themselves. Companies may under- or over-perform metal or commodities prices over the short-term or the long-term. Micro-Capitalization Companies Risk The Fund may invest in micro-capitalization companies. These companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before a Fund realizes a gain, if any, on an investment in a micro-capitalization company. Non-Correlation Risk A Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Non-Diversification Risk Each Fund is classified as a “non-diversified” investment company under the 1940 Act. This means that each Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, each Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies. Passive Investment Risk Each Fund is not actively managed and may be affected by a general decline in market segments relating to the respective Underlying Index. Each Fund invests in securities included in, or representative of, the Underlying Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets beyond the mechanics built into the Underlying Index. Unlike many investment companies, a Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

50 Qualification as a Regulated Investment Company Each Fund must meet a number of diversification requirements to qualify as a RIC under Section 851 of the Code and, if qualified, to continue to qualify. If a Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might enter into borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and, as of the close of the following fiscal quarter, to attempt to meet the requirements. However, a Fund may incur additional expenses in connection with any such borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the Funds make such investments from borrowings) are likely to reduce the Fund’s return to investors. Risks Related to Investing in the Exploration Industry Companies that are only in the exploration stage are typically unable to adopt specific strategies for controlling the impact of the price of commodities. If a natural disaster or other event with a significant economic impact occurs in a region where the companies in which a Fund invests operate, such disaster or event could negatively affect the profitability of such companies and, in turn, the Fund’s investment in them. A Fund may invest in early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce physical commodities. The exploration and development of mineral deposits involve significant financial risks over a significant period of time, which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, many early stage miners operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an early stage mining company than for a more. Risks Related to Investing in the Lithium-Ion Battery Industry Risks Related to Investing in the Lithium-Ion Battery Industry applies to the Global X Lithium ETF. Securities in the Fund’s portfolio involved in the manufacturing of lithium-ion batteries are subject to the effects of price fluctuations of traditional and alternative sources of energy, supply and demand of alternative energy sources, energy conservation, the success of exploration projects and tax and other government regulations and policies. The lithium-ion battery industry can be significantly affected by obsolescence of existing technology, short product lifecycles, falling prices and profits, competition from new market entrants and general economic conditions. Companies in this industry could be adversely affected by commodity price volatility, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations. If government subsidies and economic incentives for alternative energy are reduced or eliminated, the demand for lithium-ion batteries may decline and cause corresponding declines in the revenues and profits of lithium-ion battery companies. If lithium-ion technology is not suitable for widespread adoption, or sufficient demand for lithium-ion products does not develop or takes long periods of time to develop, the revenues of lithium-ion battery companies may decline. Risks Related to Investing in the Materials Sector Issuers in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and worldwide competition. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Issuers in the materials sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and governmental regulations. Risks Related to Investing in the Mining Industry Because each Fund invests in stocks and depositary receipts of U.S. and foreign companies that are involved in the mining industry, it is subject to certain risks associated with such companies. Competitive pressures may have a significant effect on the financial condition of companies in the mining industry. Also, mining companies are highly dependent on the price of the commodity they produce. These prices may fluctuate substantially over short periods of time, therefore the Fund’s Share price may be more volatile than other types of investments. In particular, a drop in the price of a given commodity could adversely affect the profitability of mining companies and their ability to secure financing.

51 Risks Related to Investing in the Uranium Miners Industry Risks Related to Investing in the Uranium Miners Industry applies to the Global X Uranium ETF. The companies represented in the Fund’s portfolio are actively involved in the uranium mining industry. The primary demand for uranium is from the nuclear energy industry, which uses uranium as fuel for nuclear power plants. A decrease in the demand for nuclear power would have an adverse effect on the performance of the Fund. Demand for nuclear energy may face considerable risk as a result of, among other risks, incidents and accidents, breaches of security, ill-intentioned acts or terrorism, air crashes, natural disasters (such as floods or earthquakes), equipment malfunctions or mishandling in storage, handling, transportation, treatment or conditioning of substances and nuclear materials. Such events could have serious consequences, especially in case of radioactive contamination and irradiation of the environment, for the general population, as well as a material, negative impact on the Fund’s portfolio companies and thus the Fund’s financial situation. In addition, the nuclear energy industry is subject to competitive risk associated with the prices of other energy sources, such as natural gas and oil. Consumers of nuclear energy may have the ability to switch between the nuclear energy and other energy sources, thereby reducing demand for uranium. Nuclear activity is also subject to particularly detailed and restrictive regulations, with a scheme for the monitoring and periodic re-examination of operating authorization, which primarily takes into account nuclear safety, environmental and public health protection, and also national safety considerations. These regulations may be subject to significant tightening by national and international authorities. This could result in increased operating costs that could make nuclear power less competitive and thereby reduce demand for uranium. Furthermore, uranium prices are subject to fluctuation. The price of uranium has been and will continue to be affected by numerous factors beyond the Fund’s control. With respect to uranium, such factors include the demand for nuclear power, political and economic conditions in uranium producing and consuming countries, uranium supply from secondary sources and uranium production levels and costs of production. In addition, the prices of crude oil, natural gas and electricity produced from traditional hydro power and possibly other undiscovered energy sources could potentially have a negative impact on the demand for uranium. Securities Lending Risk Securities Lending Risk applies to the Global X Copper Miners ETF, Global X Gold Explorers ETF, Global X Lithium ETF, Global X Silver Miners ETF, and Global X Uranium ETF. A Fund may engage in lending its portfolio securities. Although a Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by a Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests. Also, as securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters. Securities Market Risk Because certain securities markets in the countries in which the Funds may invest are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries (such as the United States, Japan and most Western European countries), the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. A Fund’s investment in securities in these countries is subject to the risk that the liquidity of a particular security or investments generally will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in these countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes. Market volatility in the countries in which a Fund invests may also be heightened by the actions of a small number of investors. Brokerage firms in these countries may be fewer in number and less established than brokerage firms in more developed markets. Since a Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund (counterparty risk). This risk is magnified to the extent a Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms.

52 Small- and Mid-Capitalization Companies Risk A Fund may invest a significant percentage of its assets in small or medium-capitalization companies. If it does so, it may be subject to certain risks associated with small- or medium-capitalization companies. These companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. Tracking Error Risk Each Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing a Fund’s securities holdings to reflect changes in the composition of the Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because each Fund bears the costs and risks associated with buying and selling securities, while such costs and risks are not factored into the return of the Underlying Index, a Fund’s return may deviate significantly from the return of the Underlying Index. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, due to legal restrictions or limitations imposed by the government of a particular country or a lack of liquidity on stock exchanges in which such securities trade. Each Fund is expected to value some or all of its investments based on fair value prices. To the extent a Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. Trading Halt Risk An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. Valuation Risk The sales price a Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when a Fund does not price its Shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares. PORTFOLIO HOLDINGS INFORMATION A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ combined Statement of Additional Information (“SAI”). The top holdings of each Fund can be found at www.globalxfunds.com and Fund Fact sheets provide information regarding each Fund’s top holdings and may be requested by calling 1-888-GX-Fund-1 (1-888-493-8631). FUND MANAGEMENT Investment Adviser Global X Management Company LLC serves as the Adviser and the administrator for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters. The Adviser has been a registered investment adviser since 2008. The Adviser is a Delaware limited liability company with its principal offices located at 623 Fifth Ave., 15th Floor, New York, New York 10022. As of February 17, 2015, the Adviser provided investment advisory services for assets of approximately $3.8 billion. Pursuant to a Supervision and Administration Agreement and subject to the general supervision of the Board of Trustees of the Trust, the Adviser provides or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Funds and also bears the costs of various third-party services required by the Funds, including audit, certain

53 custody, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Funds pursuant to an Investment Advisory Agreement. Each Fund pays the Adviser a fee (“Management Fee”) in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. For the fiscal year ended October 31, 2014, the Funds paid a monthly Management Fee to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately): Fund Management Fee Global X Copper Miners ETF 0.65% Global X Fertilizers / Potash ETF 0.69% Global X Gold Explorers ETF 0.65% Global X Junior Miners ETF 0.69% Global X Lithium ETF 0.75% Global X Silver Miners ETF 0.65% Global X Uranium ETF 0.69% In addition, each Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total expense ratio of a Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). The Adviser may earn a profit on the Management Fee paid by the Funds. Also, the Adviser, and not shareholders of the Funds, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets. The Adviser and MCCA Lithium ETF, LLC (“MCCA”), a single purpose limited liability firm, entered into an agreement in 2010, pursuant to which MCCA has agreed to assist the Adviser, in its capacity as sponsor of the Global X Lithium ETF, by providing initial capital and additional financial resources to the Adviser in connection with the listing, launch and the continuing operation of the Global X Lithium ETF. In return, the Adviser has agreed to compensate MCCA for its financial assistance to the Adviser with respect to the Global X Lithium ETF by sharing with MCCA fifty percent of the Adviser’s Net Profits with respect to the Global X Lithium ETF. For this purpose, the term Net Profits means, for any calendar quarter, the total Management Fees received by the Adviser with respect to the Global X Lithium ETF less direct expenses, marketing expenses and overhead expenses for the Global X Lithium ETF during such quarter. In the event that there are no Net Profits with respect to the Global X Lithium ETF in any calendar quarter, MCCA shall pay fifty percent of the negative shortfall in Net Profits to the Adviser. The agreement between the parties does not contemplate that MCCA or any of its affiliates will be involved directly or indirectly in the distribution of Shares of the Global X Lithium ETF or the provision of investment advice. Approval of Advisory Agreement A discussion regarding the basis for the Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for each Fund is available in the Funds' Semi-Annual Report to shareholders for the fiscal half-year ended April 30th. Portfolio Management The Portfolio Managers who are currently responsible for the day-to-day management of the Funds' portfolios are Bruno del Ama, Jose Gonzalez, Luis Berruga, and Chang Kim. Bruno del Ama: Bruno del Ama, CFA, has been Chief Executive Officer of the Adviser since March 2008. Mr. del Ama received a Master's in Business Administration from the Wharton Business School. Jose Gonzalez: Jose Gonzalez has been Chairman of the Adviser since February 2014 and served as Chief Operating Officer of the Adviser from March 2008 to January 2014. Mr. Gonzalez is a registered representative of GWM Group, Inc. (“GWM”), a registered broker-dealer. Mr. Gonzalez has been affiliated with GWM since 2006. Mr. Gonzalez holds the Series 7, 24, and 63 licenses. Luis Berruga: Luis Berruga has been Chief Operating Officer of the Adviser since February 2014. Previously, Mr. Berruga was an investment banker at Jefferies in the financial services group from 2012 through 2014 and a Regional Product Specialist in

54 Morgan Stanley’s Private Wealth Management Group from 2005 through 2012. Mr. Berruga received his MBA from the Kellogg School of Management at Northwestern University. Chang Kim: Chang Kim, CFA, has been Portfolio Manager of the Funds since February, 2014. He joined the Adviser in September, 2009, where he was a Portfolio Analyst from April 2010 until January 2014. Mr. Kim received his Bachelor of Arts from Yale University in 2009. The SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities of the Funds. DISTRIBUTOR SEI Investments Distribution Co. ("Distributor") distributes Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by each Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor is not affiliated with the Adviser. BUYING AND SELLING FUND SHARES Shares of the Funds trade on the Exchange and in the secondary market during the trading day. Shares can be bought and sold throughout the trading day like other Shares of publicly-traded securities. There is no minimum investment for purchases made on the Exchange. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Shares (the “bid” price) and the price at which they are willing to sell Shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares varies over time based on a Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Shares, frequent trading may reduce investment return. Shares of a Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the "Creations and Redemptions" section in the SAI. Once created, Shares generally trade in the secondary market in amounts less than a Creation Unit. Shares of the Funds trade under the trading symbols listed for each Fund in the Fund Summaries section of the Prospectus. The Funds are listed on the Exchange, which is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Book Entry Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes. Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any rights as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form. FREQUENT TRADING Unlike frequent trading of shares of a traditional open-end mutual fund (i.e., not exchange-traded shares), frequent trading of Shares on the secondary market does not disrupt portfolio management, increase a Fund's trading costs, lead to realization of capital gains, or otherwise harm Fund shareholders because these trades do not involve a Fund directly. A few institutional investors are authorized to purchase and redeem each Fund's Shares directly with the Fund. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, each Fund imposes transaction fees on in-kind purchases and redemptions of the Fund intended to cover the custodial

55 and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances, although transaction fees are subject to certain limits and therefore may not cover all related costs incurred by a Fund. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Funds. DISTRIBUTION AND SERVICE PLAN The Board of Trustees of the Trust has adopted a Distribution and Services Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No Rule 12b-1 fees are currently paid by a Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in a Fund. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of a Fund. DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized security gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Code, dividends may be declared and paid more frequently than annually for a Fund. Dividends and other distributions on Shares are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and security gain distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market. TAXES The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. Distributions. Each Fund receives income and gains on its investments. The income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Each Fund intends to qualify as a regulated investment company ("RIC") under the Internal Revenue Code ("Code") for federal tax purposes and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares or whether you take distributions in cash of additional Shares. The maximum long-term capital gain rate applicable to individuals is 20%. Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by a Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be

56 qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Funds’ holdings may not be qualifying dividends. A portion of distributions paid by a Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. All dividends (including the deducted portion) must be included in a corporation’s alternative minimum taxable income calculations. Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31. You should note that if you buy Shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.” You will be informed of the amount of your ordinary income dividends, qualifying dividend income, and capital gain distributions at the time they are paid, and you will be advised of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund. A Fund’s investments in partnerships, including in partnerships defined as Qualified Publicly Traded Partnerships for tax purposes, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities. Excise Tax Distribution Requirements. Under the Internal Revenue Code (the "Code"), a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if such Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by such Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which such Fund pays income tax for the taxable year ending in the calendar year. Although each Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, such Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Funds intend to declare and pay these amounts in December (or in January, which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that their distributions will be sufficient to eliminate all such taxes. Foreign Currencies. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time such Fund actually collects such receivables or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of such Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain. Foreign Taxes. Each Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate

57 amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election, it will be entitled to deduct such taxes in computing the amounts it is required to distribute. Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss is recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one year at the time you sell or exchange them. Gains and losses on Shares held for one year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gain distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired. IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan will not be currently taxable unless the Shares were purchased with borrowed funds. Backup Withholding. Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury the applicable back- up withholding rate of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service, or (iii) who has failed to certify to a Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.” U.S. Tax Treatment of Foreign Shareholders. A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of Shares or in respect of capital gain dividends (i.e., dividends attributable to long- term capital gains of a Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by such Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Nonresident, non-U.S. citizens will not be subject to tax on a RIC's "interest-related dividends" or "short-term capital gain dividends". Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in a Fund. Cost Basis Reporting. Federal law requires that mutual fund complexes or intermediaries report their shareholders' cost basis, gain/loss, and holding period to the IRS on the Funds' shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any RIC and/or dividend reinvestment plan shares acquired on or after January 1, 2012. For those securities defined as "covered" under current IRS cost basis tax reporting regulations, the Funds or intermediaries are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method. State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest earned by a Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality. Consult Your Tax Professional. Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning. DETERMINATION OF NET ASSET VALUE Each Fund calculates its NAV as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market

58 rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). In calculating a Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost, provided the amortized cost is approximately the value on current sale of the security. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. A Fund may use various pricing services or discontinue the use of any pricing service. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by a Fund’s Board of Trustees. A price obtained from a pricing service based on such pricing service's valuation matrix may be used to fair value a security. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations. Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations. Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index. Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of a Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules, redemption requests made on certain dates may result in a settlement period exceeding seven calendar days. A list of the holiday schedules of the foreign exchanges of each Fund’s Underlying Index, as well as the dates on which a settlement period would exceed seven calendar days in 2015 and 2016, is contained in the SAI. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser. Any use of a different rate from the rates used by each Index Provider may adversely affect a Fund’s ability to track its Underlying Index. The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the NYSE or listing exchange is closed (other than customary weekend and holiday closings), (2) for any period during which trading on the NYSE or listing exchange is suspended or restricted, (3) for any period during which an emergency exists as a result of which disposal of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable, or (4) in such other circumstances as the SEC permits. PREMIUM/DISCOUNT INFORMATION Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters can be found at www.globalxfunds.com. TOTAL RETURN INFORMATION Each Fund had commenced operation as of the most recent fiscal year end. The tables that follow present information about the total returns of each of these Funds' Underlying Indices and the total returns of each Fund. The information presented for each Fund is as of the most recent fiscal year end.

"Annualized Total Returns" or "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund Shares. The NAV return is based on the NAV of each Fund and the market return is based on the market prices of the Fund. The price used to calculate market prices is determined by using the midpoint between the bid and the ask on the primary stock exchange on which Shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market prices and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a Fund, an Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of a Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. The investment return and principal value of Shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. A Fund's past performance is no guarantee of future results.

Annualized Total Returns
Inception to 10/31/14

| | NAV | MARKET | UNDERLYING INDEX |
|---|---|---|---|
| Global X Copper Miners ETF [1] | -9.14% | -9.18% | -9.12% |
| Global X Fertilizers / Potash ETF [2] | -8.06% | -8.13% | -7.79% |
| Global X Gold Explorers ETF [3] | -36.06% | -36.27% | -35.74% |
| Global X Junior Miners ETF [4*] | -28.16% | -28.33% | -28.40% |
| Global X Lithium ETF [5] | -4.82% | -4.87% | -4.01% |
| Global X Silver Miners ETF [6] | -10.09% | -10.21% | -9.52% |
| Global X Uranium ETF [7] | -29.98% | -30.18% | -30.24% |

1 *For the period since inception on 04/19/10 to 10/31/14*
2 *For the period since inception on 05/25/11 to 10/31/14*
3 *For the period since inception on 11/03/10 to 10/31/14*
4 *For the period since inception on 03/16/11 to 10/31/14*
5 *For the period since inception on 07/22/10 to 10/31/14*
6 *For the period since inception on 04/19/10 to 10/31/14*
7 *For the period since inception on 11/04/10 to 10/31/14*
* *Index performance reflects the performance of the S&P/TSX Venture 30 Index through September 5, 2012 and the Solactive Global Junior Miners Index thereafter.*

Cumulative Total Returns
Inception to 10/31/14

| | NAV | MARKET | UNDERLYING INDEX |
|---|---|---|---|
| Global X Copper Miners ETF [1] | -24.25% | -24.68% | -23.89% |
| Global X Fertilizers / Potash ETF [2] | -20.45% | -20.58% | -19.82% |
| Global X Gold Explorers ETF [3] | -76.55% | -76.10% | -75.84% |
| Global X Junior Miners ETF [4*] | -57.35% | -57.40% | -54.32% |
| Global X Lithium ETF [5] | -13.39% | -12.99% | -12.17% |
| Global X Silver Miners ETF [6] | -9.39% | -9.32% | -7.24% |
| Global X Uranium ETF [7] | -70.14% | -69.77% | -71.09% |

1 *For the period since inception on 04/19/10 to 10/31/14*
2 *For the period since inception on 05/25/11 to 10/31/14*
3 *For the period since inception on 11/03/10 to 10/31/14*

59

60 4 For the period since inception on 03/16/11 to 10/31/14 5 For the period since inception on 07/22/10 to 10/31/14 6 For the period since inception on 04/19/10 to 10/31/14 7 For the period since inception on 11/04/10 to 10/31/14 * Index performance reflects the performance of the S&P/TSX Venture 30 Index through September 5, 2012 and the Solactive Global Junior Miners Index thereafter. INFORMATION REGARDING THE INDICES AND THE INDEX PROVIDERS Solactive Global Copper Miners Total ReturnIndex The Solactive Global Copper Miners Total Return Index tracks the performance of the largest and most liquid listed companies that are active in some aspect of the copper mining industry, such as copper mining, refining or exploration. The Index is calculated as a total return index in USD and adjusted semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The Index is maintained by Solactive AG. Solactive Global Fertilizers/Potash Total ReturnIndex The Solactive Global Fertilizers/Potash Total Return Index tracks the equity performance of the largest listed companies globally that are active in some aspect of the fertilizer industry. The Index is calculated as a total return index and adjusted semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The Index is maintained by Solactive AG. Solactive Global Gold Explorers Total Return Index The Solactive Global Gold Explorers Total Return Index is designed to measure broad based equity market performance of global companies involved in gold exploration. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The Index is calculated as a total return index and adjusted semi-annually. The Index is maintained by Solactive AG. Solactive Global Junior Miners Total Return Index The Solactive Global Junior Miners Total Return Index is designed to track the market performance of small-capitalization mining companies globally, as defined by Solactive AG. Companies economically tied to the mining industry include those engaged in mining, producing, smelting, and/or refining materials including, but not limited to coal, copper, gold, iron, nickel, silver, titanium and other materials. As of January 1, 2015, the Underlying Index had 98 constituents, 77 of which are foreign companies. As of January 1, 2015, the market capitalization of the Solactive Global Junior Miners Index was between $40 million and $2.5 billion. The capitalization range of the index may change over time. The index is maintained by Solactive AG. Solactive Global Lithium Index The Solactive Global Lithium Index tracks the performance of the largest and most liquid listed companies that are active in the exploration and/or mining of Lithium or the production of Lithium batteries. The Index is calculated as a total return index in USD and adjusted semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The Index is maintained by Solactive AG. Solactive Global Silver Miners Total Return Index The Solactive Global Silver Miners Total Return Index tracks the performance of the largest and most liquid listed companies that are active in some aspect of the silver mining industry such as silver mining, refining or exploration. The Index is calculated as a total return index in USD and adjusted semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to

61 assure compliance with the rules governing the listing of financial products on exchanges in the United States. The Index is maintained by Solactive AG. Solactive Global Uranium Index The Solactive Global Uranium Index tracks the performance of the largest and most liquid listed companies that are active in some aspect of the uranium mining industry such as mining, refining, exploration, or manufacturing of equipment for the uranium industry. The Index may also include companies that do not derive a significant percentage of revenues from activities related to the uranium industry, but generate large absolute revenues from the uranium mining industry (in particular uranium mining, exploration for uranium, physical uranium investments and technologies related to the uranium industry). The index is calculated as a total return index in USD and adjusted annually. The stocks are weighed proportionally according to free-float market capitalization. A specific capping methodology is used at the time of the annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The Index is maintained by Solactive AG. The Index Provider is described below: Solactive AG is a leading company in the structuring and indexing business for institutional clients. Solactive AG runs the Solactive index platform (formerly S-BOX platform). Solactive AG indices are used by issuers worldwide as underlying indices for financial products. Solactive AG does not sponsor, endorse or promote any of the Funds and is not in any way connected to them and does not accept any liability in relation to their issue, operation or trading. OTHER SERVICE PROVIDERS SEI Investments Global Funds Services is the sub-administrator for each Fund. Brown Brothers Harriman & Co. is the custodian and transfer agent for each Fund. K&L Gates LLP serves as legal counsel to Global X Funds ® ("Trust") and the Trust's Independent Trustees. Ernst & Young LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund. FINANCIAL HIGHLIGHTS Each Fund had commenced operations and has financial highlights for the fiscal year ended October 31, 2014. The financial highlights tables are intended to help investors understand the Funds' financial performance since the Funds' inception. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. Ernst & Young LLP serves as the Funds’ independent registered public accounting firm and has audited the financial statements of the Funds for the fiscal years ended October 31, 2011, 2012, 2013 and 2014. Their report appears in the Trust’s annual report, which, along with the Funds' financial statements, is available without charge upon request. Information reported for fiscal periods before 2011 were audited by the Funds’ former independent registered public accounting firm.

FINANCIAL HIGHLIGHTS

## Selected Per Share Data & Ratios
## For a Share Outstanding Throughout the Period

| | Net Asset Value, Beginning of Period ($) | Net Investment Income (Loss) ($)* | Net Realized and Unrealized Gain (Loss) on Investments ($) | Total from Operations ($) | Distribution from Net Investment Income ($) | Distribution from Net Capital Gains ($) | Total from Distributions ($) | Net Asset Value, End of Period ($) | Total Return (%)** | Net Assets End of Period ($)(000) | Ratio of Expenses to Average Net Assets (%) | Ratio of Net Investment Income (Loss) to Average Net Assets (%) | Portfolio Turnover (%)†† |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Global X Silver Miners ETF** | | | | | | | | | | | | | |
| **2014** | 12.88 | 0.03 | (4.12) | (4.09) | (0.07) | — | (0.07) | 8.72 | (31.85) | 170,965 | 0.65 | 0.24 | 24.23 |
| **2013** | 24.98 | 0.11 | (12.01) | (11.90) | (0.20) | — | (0.20) | 12.88 | (47.97) | 218,240 | 0.65 | 0.67 | 23.79 |
| **2012** | 23.66 | 0.13 | 1.23 | 1.36 | (0.04) | — | (0.04) | 24.98 | 5.76 | 385,967 | 0.65 | 0.62 | 18.13 |
| **2011** | 20.20 | 0.04 | 3.66 | 3.70 | (0.24) | — | (0.24) | 23.66 | 18.20 | 363,106 | 0.65 | 0.16 | 26.50 |
| **2010(1)** | 14.50 | 0.05 | 5.65 | 5.70 | — | — | — | 20.20 | 39.31 | 171,672 | 0.65† | 0.61† | 0.35 |
| **Global X Gold Explorers ETF** | | | | | | | | | | | | | |
| **2014** | 13.48 | — | (3.84) | (3.84) | — | — | — | 9.64 | (28.49) | 27,714 | 0.65 | 0.02 | 29.94 |
| **2013(2)** | 34.72 | (0.12) | (19.68) | (19.80) | (1.44) | — | (1.44) | 13.48 | (59.16) | 32,020 | 0.65 | (0.65) | 31.73 |
| **2012(2)** | 53.44 | (0.24) | (17.46) | (17.70) | (1.02) | — | (1.02) | 34.72 | (33.42) | 41,251 | 0.65 | (0.65) | 43.12 |
| **2011(2)(3)** | 61.96 | (0.42) | (8.10) | (8.52) | — | — | — | 53.44 | (13.75) | 27,392 | 0.65† | (0.65)† | 29.96 |
| **Global X Copper Miners ETF** | | | | | | | | | | | | | |
| **2014** | 9.80 | 0.15 | (1.56) | (1.41) | (0.07) | — | (0.07) | 8.32 | (14.49) | 27,053 | 0.65 | 1.59 | 15.77 |
| **2013** | 12.93 | 0.17 | (2.87) | (2.70) | (0.43) | — | (0.43) | 9.80 | (21.69) | 32,828 | 0.65 | 1.63 | 37.06 |
| **2012** | 14.92 | 0.24 | (1.32) | (1.08) | (0.57) | (0.34) | (0.91) | 12.93 | (7.08) | 31,041 | 0.65 | 1.84 | 28.90 |
| **2011** | 16.63 | 0.35 | (1.97) | (1.62) | (0.09) | — | (0.09) | 14.92 | (9.85) | 45,517 | 0.65 | 1.91 | 15.78 |
| **2010(1)** | 14.40 | — | 2.23 | 2.23 | — | — | — | 16.63 | 15.49 | 29,929 | 0.65† | 0.06† | 1.36 |
| **Global X Uranium ETF** | | | | | | | | | | | | | |
| **2014** | 14.47 | 0.04 | (2.80) | (2.76) | (0.08) | — | (0.08) | 11.63 | (19.18) | 212,357 | 0.69 | 0.30 | 20.90 |
| **2013(4)** | 21.03 | 0.09 | (6.28) | (6.19) | (0.37) | — | (0.37) | 14.47 | (29.88) | 118,871 | 0.69 | 0.51 | 73.16 |
| **2012(4)** | 30.27 | 0.08 | (9.32) | (9.24) | — | — | — | 21.03 | (30.53) | 135,668 | 0.69 | 0.30 | 55.90 |
| **2011(4)(5)** | 50.34 | 0.44 | (19.34) | (18.90) | (1.17) | — | (1.17) | 30.27 | (38.70) | 199,349 | 0.69† | 1.10† | 24.17 |

(1) *The Fund commenced operations on April 19, 2010.*

(2) *Per share amounts have been adjusted for a 1 for 4 reverse share split on May 16, 2013. For more information see Note 10 in the Notes to Financial Statements.*

(3) *The Fund commenced operations on November 3, 2010.*

(4) *Per share amounts have been adjusted for a 1 for 2 reverse share split on May 16, 2013. For more information see Note 10 in the Notes to Financial Statements.*

(5) *The Fund commenced operations on November 4, 2010.*

* *Per share data calculated using average shares method.*

** *Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.*

† *Annualized.*

†† *Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.*

*Amounts designated as "—" are either $0 or have been rounded to $0.*

62

FINANCIAL HIGHLIGHTS

**Selected Per Share Data & Ratios**
**For a Share Outstanding Throughout the Period**

| | Net Asset Value, Beginning of Period ($) | Net Investment Income (Loss) ($)* | Net Realized and Unrealized Gain (Loss) on Investments ($) | Total from Operations ($) | Distribution from Net Investment Income ($) | Distribution from Net Capital Gains ($) | Total from Distributions ($) | Net Asset Value, End of Period ($) | Total Return (%)** | Net Assets End of Period ($)(000) | Ratio of Expenses to Average Net Assets (%) | Ratio of Net Investment Income (Loss) to Average Net Assets (%) | Portfolio Turnover (%)†† |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Global X Lithium ETF** | | | | | | | | | | | | | |
| **2014** | 12.94 | 0.10 | (1.00) | (0.90) | (0.04) | — | (0.04) | 12.00 | (6.97) | 50,389 | 0.75 | 0.75 | 43.37 |
| **2013** | 14.41 | 0.03 | (1.15) | (1.12) | (0.35) | — | (0.35) | 12.94 | (8.00) | 51,105 | 0.75 | 0.21 | 38.46 |
| **2012** | 15.90 | 0.21 | (1.68) | (1.47) | (0.02) | — | (0.02) | 14.41 | (9.25) | 69,871 | 0.75 | 1.40 | 28.78 |
| **2011** | 19.83 | (0.04) | (3.62) | (3.66) | (0.25) | (0.02) | (0.27) | 15.90 | (18.86) | 107,301 | 0.75 | (0.22) | 24.87 |
| **2010**(2) | 15.51 | (0.03) | 4.35 | 4.32 | — | — | — | 19.83 | 27.85 | 78,317 | 0.75† | (0.62)† | 5.55 |
| **Global X Fertilizers/Potash ETF** | | | | | | | | | | | | | |
| **2014** | 11.73 | 0.23 | (0.90) | (0.67) | (0.19) | — | (0.19) | 10.87 | (5.79) | 15,761 | 0.69 | 1.98 | 18.79 |
| **2013** | 13.85 | 0.25 | (2.21) | (1.96) | (0.16) | — | (0.16) | 11.73 | (14.33) | 22,864 | 0.69 | 1.93 | 14.12 |
| **2012** | 14.06 | 0.19 | (0.29) | (0.10) | (0.09) | (0.02) | (0.11) | 13.85 | (0.61) | 28,383 | 0.69 | 1.42 | 24.05 |
| **2011**(3) | 15.05 | 0.06 | (1.05) | (0.99) | — | — | — | 14.06 | (6.58) | 35,160 | 0.69† | 0.90† | 7.55 |
| **Global X Junior Miners ETF** | | | | | | | | | | | | | |
| **2014** | 16.62 | 0.07 | (4.95) | (4.88) | — | — | — | 11.74 | 29.36 | 4,499 | 0.69 | 0.44 | 27.75 |
| **2013**(1) | 32.52 | 0.12 | (12.64) | (12.52) | (3.38) | — | (3.38) | 16.62 | 42.49 | 5,537 | 0.69 | 0.60 | 37.23 |
| **2012**(1) | 34.59 | (0.18) | (1.03) | (1.21) | (0.86) | — | (0.86) | 32.52 | (3.16) | 2,710 | 0.75 | (0.57) | 167.10 |
| **2011**(1)(4) | 45.12 | (0.20) | (10.33) | (10.53) | — | — | — | 34.59 | (23.34) | 2,882 | 0.75† | (0.77)† | 28.23 |

(1) *Per share amounts have been adjusted for a 1 for 3 reverse share split on May 16, 2013. For more information see Note 9 in the Notes to Financial Statements.*

(2) *The Fund commenced operations on July 22, 2010.*

(3) *The Fund commenced operations on May 25, 2011.*

(4) *The Fund commenced operations on March 16, 2011.*

* *Per share data calculated using average shares method.*

** *Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.*

† *Annualized.*

†† *Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.*

*Amounts designated as "—" are either $0 or have been rounded to $0.*

63

64 OTHER INFORMATION The Funds are not sponsored, endorsed, sold or promoted by the Exchange. The listing exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The listing exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds. For purposes of the 1940 Act, shares that are issued by a registered investment company and purchases of such shares by investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions. The Trust has obtained an SEC order permitting registered investment companies to invest in Shares as described above. One such condition stated in the order is that investment companies relying on the order must enter into a written agreement with the Trust. The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted with ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

65 For more information visit our website at www.globalxfunds.com or call 1-888-GXFund-1 (1-888-493-8631) Investment Adviser and Administrator Global X Management Company LLC 623 Fifth Avenue, 15th Floor New York, NY 10022 Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456 Custodian and Transfer Agent Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109 Sub-Administrator SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456 Legal Counsel to the Global X Funds® and Independent Trustees K&L Gates LLP 1601 K Street, NW Washington, DC 20006-1600 Independent Registered Public Accounting Firm Ernst & Young LLP 2005 Market Street, Suite 700 Philadelphia, PA 19103

66 A Statement of Additional Information dated March 1, 2015, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus. Additional information about each Fund and its investments is available in its annual and semi-annual reports to shareholders. The annual report explains the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year. You can ask questions or obtain a free copy of each such Fund’s semi-annual and annual report or the Statement of Additional Information by calling 1-888-GXFund-1 (1-888-493-8631). Free copies of a Fund’s semi-annual and annual report and the Statement of Additional Information are available from our website at www.globalxfunds.com. Information about each Fund, including its semi-annual and annual reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street N.E., Room 1580, Washington, DC 20549-1520. PROSPECTUS Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456 March 1, 2015 Investment Company Act File No.: 811-22209

Global X Central America Index ETF* NYSE Arca, Inc: [ ]	Global X FTSE Morocco 20 Index ETF* NYSE Arca, Inc: [ ]
Global X Central and Northern Europe ETF* NYSE Arca, Inc: [ ]	Global X FTSE Sri Lanka Index ETF* NYSE Arca, Inc: [ ]
Global X Southern Europe ETF* NYSE Arca, Inc: [ ]	Global X FTSE Ukraine Index ETF* NYSE Arca, Inc: [ ]
Global X Eastern Europe ETF* NYSE Arca, Inc: [ ]	Global X Hungary Index ETF* NYSE Arca, Inc: [ ]
Global X Emerging Africa ETF * NYSE Arca, Inc: AFR	Global X Kazakhstan Index ETF* NYSE Arca, Inc: [ ]
Global X Sub-Saharan Africa Index ETF* NYSE Arca, Inc: [ ]	Global X Kuwait ETF* NYSE Arca, Inc: [ ]
Global X FTSE Frontier Markets ETF* NYSE Arca, Inc: [ ]	Global X Luxembourg ETF* NYSE Arca, Inc: [ ]
Global X S&P Pan Arab Index ETF* NYSE Arca, Inc: [ ]	Global X Slovakia Index ETF* NYSE Arca, Inc: [ ]

Prospectus

March 1, 2015

* Not open for investment.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares in a Fund are not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. Such shares in a Fund involve investment risks, including the loss of principal.

i

FUND SUMMARIES

Global X Central America Index ETF

Ticker: [    ]    Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Central America Index ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Central America Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses (Custody Fees):[1]	0.30%
Total Annual Fund Operating Expenses:	0.98%

1     “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$100	$312

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Underlying Index is designed to reflect broad-based equity market performance in the Central American countries of Belize, Honduras, El Salvador, Costa Rica, Nicaragua, Panama and Guatemala, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 25 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.
Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transactions Risk: Unlike most ETFs, the Fund expects to effect a portion of its creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Concentration Risk: Because the Fund's investments are concentrated in Central American securities, the Fund will be susceptible to loss due to adverse occurrences affecting these countries or markets. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in Central America.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a Central American currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in Central America, which could affect the economy or particular business operations of companies economically tied to that region.

Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.
Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Latin American Economic Risk: Many economies in Latin America have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the regions' exports and many economies in this region, are particularly sensitive to fluctuations in commodity prices.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.
Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Risks Related to Investing in Central America: Investment in Central American securities involves heightened risks including, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of the drug trade. The governments of certain countries in Central America may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on private sector companies.

Risks Related to Investing in Frontier Markets: Frontier markets countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging markets countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the price of the Fund's Shares to decline.
Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 68 of the Prospectus.

Global X Central and Northern Europe ETF

Ticker: [    ]    Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Central and Northern Europe ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Central and Northern Europe Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.55%
Distribution and Service (12b-1) Fees:	None
Other Expenses (Custody Fees):[1]	0.01%
Total Annual Fund Operating Expenses:	0.56%

1    “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$57	$179

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities of companies that are domiciled in, principally traded in or whose revenues are primarily from Central and Northern Europe. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad-based equity market performance in the Central and Northern European countries of Austria, Belgium, Denmark, Finland, France, Germany, Luxemburg, the Netherlands, Norway, Sweden, Switzerland, and the United Kingdom, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 50 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.
Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Central and Northern European securities, the Fund will be susceptible to loss due to adverse occurrences affecting these countries or markets. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a Central or Northern European currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal. Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments. As a result, adverse events in other economies in Europe may greatly impact the economies of Eastern Europe. Investments in Eastern European markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. An investment in Eastern European issuers may subject the Fund to legal, regulatory, political, currency, security and economic risks specific to Eastern Europe. The securities markets in Eastern European countries are substantially smaller and inexperienced, with less government supervision and regulation of stock exchanges and less liquid and more volatile than securities markets in the United States or Western European countries.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in Central or Northern Europe, which could affect the economy or particular business operations of companies economically tied to that region.

Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.
Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.
Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Risks Related to Investing in Central and Northern Europe. The economies of Central and Northern Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries overall may cause an adverse impact on each nation’s individual economy. Concerns about the rising government debt levels of certain European countries could impact the financial stability of Central and Northern European countries. Some Central and Northern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments.
Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 68 of the Prospectus.

Global X Southern Europe ETF

Ticker: [    ]    Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Southern Europe ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Southern Europe Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.55%
Distribution and Service (12b-1) Fees:	None
Other Expenses (Custody):[1]	0.04%
Total Annual Fund Operating Expenses:	0.59%

1    “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$60	$189

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities of companies that are domiciled in, principally traded in or whose revenues are primarily from Southern Europe. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad-based equity market performance in the Southern European countries of Portugal, Spain, Italy and Greece, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 50 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.
Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Southern European securities, the Fund will be susceptible to loss due to adverse occurrences affecting these countries or markets. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in Southern Europe.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a Southern European currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Greece is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal. Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments. As a result, adverse events in other economies in Europe may greatly impact the economies of Eastern Europe. Investments in Eastern European markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. An investment in Eastern European issuers may subject the Fund to legal, regulatory, political, currency, security and economic risks specific to Eastern Europe. The securities markets in Eastern European countries are substantially smaller and inexperienced, with less government supervision and regulation of stock exchanges and less liquid and more volatile than securities markets in the United States or Western European countries.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in Southern Europe, which could affect the economy or particular business operations of companies economically tied to Southern Europe.

Government Debt Risk: Portugal, Spain, Italy and Greece currently have high levels of debt and public spending, which may stifle economic growth, contribute to prolonged periods of recession or lower the sovereign debt ratings in these countries and adversely impact investments in the Fund.

Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.
Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.
Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Risks Related to Investing in Southern Europe: The countries of Southern Europe, including Greece, Spain, Italy and Portugal, are currently experiencing significant volatility due rising government debt levels, ability to service debt, and potential for defaults. Greece has already begun to impose harsh austerity measures to address its debt situation, and it is possible that other countries in Southern Europe will have to implement similar measures to control debt levels. Such austerity measures would likely have an adverse impact on economic growth in the short and medium term.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 68 of the Prospectus.

Global X Eastern Europe ETF

Ticker: [    ]    Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Eastern Europe ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Eastern Europe Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses (Custody):[1]	0.10%
Total Annual Fund Operating Expenses:	0.78%

1    “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$80	$249

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund had not yet commenced operations. Thus, no portfolio turnover rate is provided for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities of companies that are domiciled in, principally traded in or whose revenues are primarily from Eastern Europe. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad-based equity market performance in the Eastern European countries of Belarus, Bulgaria, Czech Republic, Hungary, Moldova, Poland, Romania, Slovakia, Ukraine, Latvia, Lithuania and Estonia, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 25 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.
Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Eastern European securities, the Fund will be susceptible to loss due to adverse occurrences affecting these countries or markets. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional detail on these risks, please see Risks Related to Investing in Eastern Europe.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a Eastern European currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Some Eastern European countries are considered emerging market countries, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal. Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments. As a result, adverse events in other economies in Europe may greatly impact the economies of Eastern Europe. Investments in Eastern European markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. An investment in Eastern European issuers may subject the Fund to legal, regulatory, political, currency, security and economic risks specific to Eastern Europe. The securities markets in Eastern European countries are substantially smaller and inexperienced, with less government supervision and regulation of stock exchanges and less liquid and more volatile than securities markets in the United States or Western European countries.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in Eastern Europe, which could affect the economy or particular business operations of companies economically tied to Eastern Europe.

Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.
Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.
Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Risks Related to Investing in Eastern Europe. The economies of Eastern Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries overall may cause an adverse impact on each nation’s individual economy. Concerns about the rising government debt levels of certain European countries could impact the financial stability of Eastern European countries. Some Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this P. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 68 of the Prospectus.

Global X Emerging Africa ETF

Ticker: AFR    Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Emerging Africa ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Nex Rubica Africa ex-South Africa 30 Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.63%
Distribution and Service (12b-1) Fees:	None
Other Expenses (Custody):[1]	0.15%
Total Annual Fund Operating Expenses:	0.78%

1    “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$80	$249

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund had not yet commenced operations. Thus, no portfolio turnover rate is provided for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities of companies that are domiciled in, principally traded in or whose revenues are primarily from the African continent, excluding South Africa. All such countries are emerging market countries. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad-based performance of the investable equity market in the African continent, excluding South Africa, as defined by Nex Rubica Group, the provider of the Underlying Index ("Index Provider"). The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.
African Economic Risk: Investment in African securities involves heightened risks including, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest and, in certain countries, genocidal warfare. Certain countries in Africa generally have less developed capital markets than traditional emerging market countries, and, consequently, the risks of investing in foreign securities are magnified in such countries.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in African securities excluding South Africa, the Fund will be susceptible to loss due to adverse occurrences affecting the countries in this region. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in Africa.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if an African currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Countries in which the fund invests are emerging markets, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Risks Related to Investing in Frontier Markets: Frontier markets countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging markets countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the price of the Fund's Shares to decline.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in Africa, which could affect the economy or particular business operations of companies economically tied to Africa.

Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.
Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.
Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Risks Related to Investing in Africa: Investing in Africa involves risks not typically associated with investments in securities of issuers in more developed countries which may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. In addition, recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of your investment in the Fund.

Securities Market Risk: Because the securities markets in Africa are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Africa are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 68 of the Prospectus.

Global X Sub-Saharan Africa Index ETF

Ticker: [    ]    Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Sub-Saharan Africa Index ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Sub-Saharan Africa Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses (Custody):[1]	0.17%
Total Annual Fund Operating Expenses:	0.85%

1    “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$87	$271

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund had not yet commenced operations. Thus, no portfolio turnover rate is provided for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Underlying Index is designed to reflect broad-based equity market performance in countries of Sub-Saharan Africa, including but not limited to Tanzania, Senegal, Nigeria, Mauritius, Ethiopia, Kenya, Zambia, Cameroon, Botswana and Namibia, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 25 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.
African Economic Risk: Investment in Sub-Saharan African securities involves heightened risks including, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest and, in certain countries, genocidal warfare. Certain countries in Sub-Saharan Africa generally have less developed capital markets than traditional emerging market countries, and, consequently, the risks of investing in foreign securities are magnified in such countries.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transactions Risk: Unlike most ETFs, the Fund expects to effect a portion of its creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Concentration Risk: Because the Fund's investments are concentrated in Sub-Saharan African securities, the Fund will be susceptible to loss due to adverse occurrences affecting these countries or markets. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in Sub-Saharan Africa.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a Sub-Saharan African currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in Sub-Saharan Africa, which could affect the economy or particular business operations of companies economically tied to Sub-Saharan Africa.

Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.
Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.
Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Risks Related to Investing in Sub-Saharan Africa: Investments are concentrated in companies in Sub-Saharan Africa. The economies of certain sub-Saharan African countries have experienced high unemployment, famine, currency volatility, inflation, general economic malaise, and internal and external conflicts that have resulted in significant displacement of local populations. While some countries in the region have experienced greater political stability and economic growth than neighboring states, adverse social and economic conditions in one country may have a significant adverse effect on other countries of this region.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 68 of the Prospectus.

Global X FTSE Frontier Markets ETF

Ticker: [   ]    Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X FTSE Frontier Markets ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Frontier Markets Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses (Custody):[1]	0.30%
Total Annual Fund Operating Expenses:	0.98%

1    “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$100	$312

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund had not yet commenced operations. Thus, no portfolio turnover rate is provided for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities of companies that are domiciled in, principally traded in or whose revenues are primarily from Frontier Markets, which are defined generally as investable markets that have lower market capitalization and less liquidity than more developed emerging markets. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad-based equity market performance in Frontier Markets, currently including but not limited to Qatar, Jordan, Nigeria, Slovenia, Slovakia, Cyprus, Czech Republic, Mauritius, Argentina, Oman, Bangladesh, Kenya, Romania, Sri Lanka and Vietnam, as defined by FTSE International Limited ("FTSE"), the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 50 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.
African Economic Risk: Investment in African securities involves heightened risks including, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest and, in certain countries, genocidal warfare. Certain countries in Africa generally have less developed capital markets than traditional emerging market countries, and, consequently, the risks of investing in foreign securities are magnified in such countries.

Asian Economic Risk: Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries, which may negatively affect the value of your investment in the Fund. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transactions Risk: Unlike most ETFs, the Fund expects to effect a portion of its creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Concentration Risk: Because the Fund's investments are concentrated in securities of countries classified as Frontier Markets, the Fund will be susceptible to loss due to adverse occurrences affecting these countries or markets. To the extent that the Underlying

Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Frontier Market Risk.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a relevant currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Frontier Market Risk: Frontier Market countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s Shares to decline.

Geographic Risk: A natural disaster could occur in a country in which the Fund invests, which could affect the economy or particular business operations of companies economically tied to Frontier Markets.

Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.
Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Latin American Economic Risk: Many economies in Latin America have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the regions' exports and many economies in this region, are particularly sensitive to fluctuations in commodity prices.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 68 of the Prospectus.

Global X S&P Pan Arab Index ETF

Ticker: [    ]    Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X S&P Pan Arab Index ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Pan Arab Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]
Custody Fees	0.33%
Other Expenses	0.17%
Total Annual Fund Operating Expenses:	1.18%

1    “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$120	$375

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund had not yet commenced operations. Thus, no portfolio turnover rate is provided for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund will not invest directly in the securities of Saudi Arabia, which is a component of the Underlying Index, but will gain exposure to the Saudi Arabia market by investing in swaps, which is limited to a maximum 20% exposure, while the Underlying Index could theoretically exceed that 20% limit between rebalance dates. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Underlying Index is designed to reflect broad-based equity market performance in the Pan Arab countries of Bahrain, Egypt, Jordan, Kuwait, Lebanon, Morocco, Oman, Qatar, Saudi Arabia, Tunisia, and the UAE, as defined by Standard & Poor's ("S&P"), the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 60 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.
Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in the Middle Eastern securities, the Fund will be susceptible to loss due to adverse occurrences affecting these countries. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Middle East.

Counterparty Risk: Counterparty risk is the risk that a counterparty to a swap contract or other similar investment instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a Middle Eastern currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Derivatives Risk: The Fund may gain exposure to different asset classes by investing in different types of derivative instruments, including but not limited to swaps. Derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses for the Fund. In addition, the prices of the derivative instruments and the prices of underlying securities, interest rates or currencies they are designed to reflect may not move together as expected. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with its Underlying Index.
Emerging Market Risk: The Fund's investments in emerging market countries may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Frontier Market Risk: Frontier markets countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging markets countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the price of the Fund's Shares to decline.

Geographic Risk: A natural disaster could occur in a country in which the Fund invests, which could affect the economy or particular business operations of companies economically tied to the Middle East.

Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.
Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.
Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Middle East Economic Risk: Certain Middle Eastern markets are only in the earliest stages of development and may be considered “Frontier Markets.” Certain economies in the Middle East depend to a significant degree upon exports of primary commodities such as oil. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in the region. Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. Countries in the Middle East may be affected by political instability, war or the threat of war, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. Recent unrest and instability in the larger Middle East region has adversely impacted many economies in the region. Recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries.

Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index for a number of reasons. For example, the Fund does not invest directly in the securities of Saudi Arabia, which is a component of the Underlying Index, but gains exposure to the Saudi Arabia market by investing in swaps, which is limited to a maximum 20% exposure, while the Underlying Index could theoretically exceed that 20% limit between rebalance dates. As a result, the Fund’s return may deviate from the return of the Index.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 68 of the Prospectus.

Global X FTSE Morocco 20 Index ETF

Ticker: [    ]    Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X FTSE Morocco 20 Index ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Morocco 20 Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses (Custody):[1]	0.16%
Total Annual Fund Operating Expenses:	0.84%

1    “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$86	$268

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund had not yet commenced operations. Thus, no portfolio turnover rate is provided for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Underlying Index is designed to reflect broad-based equity market performance in Morocco, as defined by FTSE International Limited ("FTSE"), the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 20 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.
African Economic Risk: Investment in African securities involves heightened risks including, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest and, in certain countries, genocidal warfare. Certain countries in Africa generally have less developed capital markets than traditional emerging market countries, and, consequently, the risks of investing in foreign securities are magnified in such countries.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Moroccan securities, the Fund will be susceptible to loss due to adverse occurrences affecting that country. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in Morocco.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the Moroccan currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal. Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments. As a result, adverse events in other economies in Europe may greatly impact the economies of Eastern Europe. Investments in Eastern European markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. An investment in Eastern European issuers may subject the Fund to legal, regulatory, political, currency, security and economic risks specific to Eastern Europe. The securities markets in Eastern European countries are substantially smaller and inexperienced, with less government supervision and regulation of stock exchanges and less liquid and more volatile than securities markets in the United States or Western European countries.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Frontier Market Risk: Frontier markets countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging markets countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the price of the Fund's Shares to decline.

Geographic Risk: A natural disaster could occur in Morocco, which could affect the economy or particular business operations of companies economically tied to Morocco.

Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.
Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Risks Related to Investing in Morocco: Morocco’s economy is heavily dependent on the services sector and export of commodities. Decreasing demand for the Morocco’s products and services or changes in governmental regulations on trade may have a significantly adverse effect on Morocco’s economy. Although liberalization in the wider economy has brought economic growth, there is no guarantee that this growth will continue or that the government will not increase direct involvement in the economy in the future. Recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries in the region. Continued political and social unrest in these areas may negatively affect the value of your investment in the Fund.

Securities Market Risk: Because securities markets in Morocco are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Morocco are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 68 of the Prospectus.

Global X FTSE Sri Lanka Index ETF

Ticker: [    ]    Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X FTSE Sri Lanka Index ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Sri Lanka Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses (Custody):[1]	0.35%
Total Annual Fund Operating Expenses:	1.03%

1    “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$105	$328

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund had not yet commenced operations. Thus, no portfolio turnover rate is provided for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Underlying Index is designed to reflect broad-based equity market performance in Sri Lanka, as defined by FTSE International Limited ("FTSE"). As of January 1, 2015, the Underlying Index had 20 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.
Asian Economic Risk: Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries, which may negatively affect the value of your investment in the Fund. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transactions Risk: Unlike most ETFs, the Fund expects to effect a portion of its creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Concentration Risk: Because the Fund's investments are concentrated in Sri Lankan securities, the Fund will be susceptible to loss due to adverse occurrences affecting that country. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in Sri Lanka.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the Sri Lankan currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Sri Lanka is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in Sri Lanka, which could affect the economy or particular business operations of companies economically tied to Sri Lanka.

Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.
Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.
Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Risks Related to Investing in Frontier Markets: Frontier markets countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging markets countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity.

These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the price of the Fund's Shares to decline.

Risks Related to Investing in Sri Lanka: Investments are concentrated in companies in Sri Lanka. Sri Lanka’s economy is heavily dependent on tourism and the agricultural sector. Sri Lanka faces many economic hurdles including weak political institutions, poor infrastructure, and a history if intense ethnic conflict. Sri Lanka has suffered significantly from ethnic conflict, and from 1983 to 2009 the Sinhalese government was engaged in a sporadic civil war with a separatist military organization known as the Liberation Tigers of Tamil Eelam (LTTE). Although the government is in the process of rebuilding the nation after the conflict, significant ethnic tensions still exist and there is no guarantee that conflict will not break out again in the future.

Securities Market Risk: Because securities markets in Sri Lanka small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Sri Lanka are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 68 of the Prospectus.

Global X FTSE Ukraine Index ETF

Ticker: [    ]    Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X FTSE Ukraine Index ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Ukraine Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses (Custody):[1]	0.19%
Total Annual Fund Operating Expenses:	0.87%

1     “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$89	$278

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund had not yet commenced operations. Thus, no portfolio turnover rate is provided for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Underlying Index is designed to reflect broad-based equity market performance in Ukraine, as defined by FTSE International Limited ("FTSE"). As of January 1, 2015, the Underlying Index had 20 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.
Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transactions Risk: Unlike most ETFs, the Fund intends to effect all creations and redemptions partially for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF.

Concentration Risk: Because the Fund's investments are concentrated in Ukrainian securities, the Fund will be susceptible to loss due to adverse occurrences affecting that country. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Ukraine.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the Ukrainian currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal. Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments. As a result, adverse events in other economies in Europe may greatly impact the economies of Eastern Europe. Investments in Eastern European markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. An investment in Eastern European issuers may subject the Fund to legal, regulatory, political, currency, security and economic risks specific to Eastern Europe. The securities markets in Eastern European countries are substantially smaller and inexperienced, with less government supervision and regulation of stock exchanges and less liquid and more volatile than securities markets in the United States or Western European countries.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in Ukraine, which could affect the economy or particular business operations of companies economically tied to Ukraine.

Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.
Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.
Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Risks Related to Investing in Frontier Markets: Frontier markets countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging markets countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the price of the Fund's Shares to decline.

Risks Related to Investing in Ukraine: Investments are concentrated in companies in Ukraine. Ukraine’s economy faces significant issues with regard to underdeveloped infrastructure, transportation shortfalls, corruption and bureaucracy. Future growth will be highly dependent on the success of wide-ranging legal and economic reforms in order to make the Ukrainian economy more competitive and more transparent for investors. Armed conflict with pro-Russian separatists has drastically impacted the Ukrainian economy, political institutions, and weakened its territorial integrity.

Securities Market Risk: Because securities markets in Ukraine are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Ukraine are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 68 of the Prospectus.

Global X Hungary Index ETF

Ticker: [    ]    Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Hungary Index ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Hungary Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses (Custody):[1]	0.08%
Total Annual Fund Operating Expenses:	0.76%

1     “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$78	$243

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund had not yet commenced operations. Thus, no portfolio turnover rate is provided for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Underlying Index is designed to reflect broad-based equity market performance in Hungary, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 25 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.
Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Hungarian securities, the Fund will be susceptible to loss due to adverse occurrences affecting that country. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in Hungary.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the Hungarian currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Hungary is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal. Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments. As a result, adverse events in other economies in Europe may greatly impact the economies of Eastern Europe. Investments in Eastern European markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. An investment in Eastern European issuers may subject the Fund to legal, regulatory, political, currency, security and economic risks specific to Eastern Europe. The securities markets in Eastern European countries are substantially smaller and inexperienced, with less government supervision and regulation of stock exchanges and less liquid and more volatile than securities markets in the United States or Western European countries.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in Hungary, which could affect the economy or particular business operations of companies economically tied to Hungary.

Government Debt Risk: Hungary currently has high levels of debt and public spending, which may stifle economic growth, contribute to prolonged periods of recession or lower Hungary’s sovereign debt rating and adversely impact investments in the Fund.

Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.
Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.
Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Risks Related to Investing in Hungary: Investments are concentrated in companies in Hungary. Hungary has suffered significantly from the recent economic recession due to a high dependence on foreign capital to finance its economy and some of the highest public debt levels in Europe. Key structural weaknesses such as a high and persistent unemployment rate are also hindering the growth of the economy, and labor reforms may be needed to resolve issues that exist in the labor market.

Securities Market Risk: Because securities markets in Hungary are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Hungary are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Increase volatility in the Hungarian market may result in the increase use of fair value pricing.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 68 of the Prospectus.

Global X Kazakhstan Index ETF

Ticker: [    ]    Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Kazakhstan Index ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Kazakhstan Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses (Custody):[1]	0.23%
Total Annual Fund Operating Expenses:	0.91%

1     “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$93	$290

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund had not yet commenced operations. Thus, no portfolio turnover rate is provided for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Underlying Index is designed to reflect broad-based equity market performance in Kazakhstan, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 25 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.
Asian Economic Risk: Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries, which may negatively affect the value of your investment in the Fund. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Kazakh securities, the Fund will be susceptible to loss due to adverse occurrences affecting that country. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in Kazakhstan.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the Kazakh currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in Kazakhstan, which could affect the economy or particular business operations of companies economically tied to Kazakhstan.

Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.
Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.
Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Risks Related to Investing in Kazakhstan: Investments are concentrated in companies in Kazakhstan. Kazakhstan’s economy is a resource-based economy that is heavily dependent on the export of natural resources. Fluctuations in certain commodity markets or sustained low prices for its exports could have a significant, adverse effect on Kazakhstan’s economy. While Kazakhstan has recently pursued economic reform and liberalization of many areas in the economy, there is no guarantee that the government will not become directly involved in aspects of the economy in the future.

Risks Related to Investing in Frontier Markets: Frontier markets countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging markets countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity.

These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the price of the Fund's Shares to decline.

Risks Related to Investing in the Materials Sector: Investments in securities in the materials sector are subject to changes in commodity prices, exchange rates, import controls and worldwide competition. At times, worldwide production of industrial materials has exceeded demand, leading to poor investment returns or outright losses. Issuers in the materials sector are at risk of depletion of resources, technical progress, labor relations, governmental regulations and environmental damage and product liability claims.

Securities Market Risk: Because securities markets in Kazakhstan are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Kazakhstan are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 68 of the Prospectus.

Global X Kuwait ETF

Ticker: [    ]    Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Kuwait ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Kuwait Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses (Custody):[1]	0.40%
Total Annual Fund Operating Expenses:	1.08%

1    “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$110	$343

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund had not yet commenced operations. Thus, no portfolio turnover rate is provided for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Kuwait. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad-based equity market performance in Kuwait, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 25 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.
Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Kuwaiti securities, the Fund will be susceptible to loss due to adverse occurrences affecting that country. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in Kuwait.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the Kuwaiti currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Frontier Market Risk: Frontier markets countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging markets countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the price of the Fund's Shares to decline.

Geographic Risk: A natural disaster could occur in Kuwait, which could affect the economy or particular business operations of companies economically tied to Kuwait.

Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.
Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Middle East Economic Risk: Kuwait and other Middle Eastern markets are only in the earliest stages of development and may be considered “Frontier Markets.” Certain economies in the Middle East depend to a significant degree upon exports of primary commodities such as oil. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in the region. Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. Countries in the Middle East may be affected by political instability, war or the threat of war, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. Recent unrest and instability in the larger Middle East region has adversely impacted many economies in the region. Recent political instability and protests in the Middle East and North Africa (which has ethnic, religious and economic ties to the Middle East) have caused significant disruptions to many industries.

Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Risks Related to Investing in Kuwait: Investments are concentrated in companies in Kuwait. Like most Middle Eastern governments, the federal government of Kuwait exercises substantial influence over many aspects of the private sector. While Kuwait has actively developed industries ranging from industrials to financial services, the government and economy is largely dependent on oil revenue as it is a tax-free country. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy of Kuwait. Recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of your investment in the Fund.

Risks Related to Investing in the Oil Sector: The oil industry is cyclical and highly dependent on the market price of oil. The market value of companies in the oil industry are strongly affected by the levels and volatility of global oil prices, oil supply and demand, capital expenditures on exploration and production, energy conservation efforts, the prices of alternative fuels, exchange rates and technological advances. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. A significant portion of their revenues depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget restraints may have a material adverse effect on the stock prices of companies in the industry.

Securities Market Risk: Because securities markets in Kuwait are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Kuwait are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 68 of the Prospectus.

Global X Luxembourg ETF

Ticker: [    ]    Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Luxembourg ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Luxembourg Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.55%
Distribution and Service (12b-1) Fees:	None
Other Expenses (Custody):[1]	0.02%
Total Annual Fund Operating Expenses:	0.57%

1     “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$58	$183

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund had not yet commenced operations. Thus, no portfolio turnover rate is provided for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities of companies that are domiciled in, principally traded in or whose revenues are primarily from Luxembourg. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad-based equity market performance in Luxembourg, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 25 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.
Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Luxembourgian securities, the Fund will be susceptible to loss due to adverse occurrences affecting that country. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in Luxembourg.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Luxembourg's currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal. Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments. As a result, adverse events in other economies in Europe may greatly impact the economies of Eastern Europe. Investments in Eastern European markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. An investment in Eastern European issuers may subject the Fund to legal, regulatory, political, currency, security and economic risks specific to Eastern Europe. The securities markets in Eastern European countries are substantially smaller and inexperienced, with less government supervision and regulation of stock exchanges and less liquid and more volatile than securities markets in the United States or Western European countries.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in Luxembourg, which could affect the economy or particular business operations of companies economically tied to Luxembourg.

Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.
Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.
Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Risks Related to Investing in the Financials Sector: Investments in securities in the financials sector are subject to extensive governmental regulation, which may adversely affect the scope of their activities. The financials sector is exposed to certain risks, such as operating with substantial financial leverage, which may impact the value of investments more severely than investments outside the sector. Recently, the deterioration of the credit markets has caused an adverse impact in a broad range of mortgage, asset-backed, auction rate and other markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial services institutions and markets. This situation has created instability in the financial services markets and caused certain financial services companies to incur large losses or even become insolvent or bankrupt.

Risks Related to Investing in Luxembourg: Investments are concentrated in companies in Luxembourg. Luxembourg’s economy is heavily dependent on the financials sector, particularly banking and financial exports. Luxembourg is a small, land-locked country that does not have significant natural resources and relies mostly on imports to satisfy energy demand. Sustained high prices of certain commodities may have a significant, adverse impact on the economy of Luxembourg.

Securities Market Risk: Because securities markets in Luxembourg are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Luxembourg are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 68 of the Prospectus.

Global X Slovakia Index ETF

Ticker: [    ]    Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Slovakia Index ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Slovakia Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses (Custody):[1]	0.45%
Total Annual Fund Operating Expenses:	1.13%

1     “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$115	$359

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund had not yet commenced operations. Thus, no portfolio turnover rate is provided for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Underlying Index is designed to reflect broad-based equity market performance in Slovakia, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 25 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Solactive AG.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.
Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Slovakian securities, the Fund will be susceptible to loss due to adverse occurrences affecting that country. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in Slovakia.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the Slovakian currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Slovakia is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal. Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments. As a result, adverse events in other economies in Europe may greatly impact the economies of Eastern Europe. Investments in Eastern European markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. An investment in Eastern European issuers may subject the Fund to legal, regulatory, political, currency, security and economic risks specific to Eastern Europe. The securities markets in Eastern European countries are substantially smaller and inexperienced, with less government supervision and regulation of stock exchanges and less liquid and more volatile than securities markets in the United States or Western European countries.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in Slovakia, which could affect the economy or particular business operations of companies economically tied to Slovakia.

Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.
Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.
Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Risks Related to Investing in the Industrials Sector: Investments in securities in the industrials sector are subject to fluctuations in supply and demand for their specific product or service. The products of manufacturing companies may face product obsolescence due to rapid technological developments. Government regulation, world events and economic conditions affect the performance of companies in the industrials sector. Companies also may be adversely affected by environmental damage and product liability claims.

Risks Related to Investing in Slovakia: Slovakia’s economy is heavily dependent on the services and industrials sector. Decreasing demand for the Slovakia’s products and services or changes in governmental regulations on trade may have a significantly adverse effect on the Slovakian economy. Slovakia and surrounding regions have a history of ethnic unrest and conflict. If conflict were to renew in the future, it could have a significant adverse impact on the Fund.

Securities Market Risk: Because securities markets in Slovakia are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Slovakia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 68 of the Prospectus.

PURCHASE AND SALE OF FUND SHARES

Shares of the Funds are or will be listed and traded at market prices on a national securities exchange (the "Exchange"). Shares may only be purchased and sold on the Exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each Business Day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-deferred arrangements may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker/dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES AND RISKS

ADDITIONAL STRATEGIES

In addition to the investment strategies discussed above under Fund Summaries—Principal Investment Strategies, each Fund may use the following investment strategies:

Leverage: Each Fund may borrow money from a bank as permitted under the 1940 Act, and as interpreted or modified by a regulatory authority having jurisdiction, from time to time. For example, a Fund may borrow money at fiscal quarter end to maintain the required level of diversification to qualify as a “regulated investment company” (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “Code”).

Securities Lending: Each Fund may lend its portfolio securities to the extent noted under Fund Summaries-Principal Investment Strategies. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of the foreign equity securities (other than ADRs) being lent. This collateral is marked-to-market on a daily basis.

ADDITIONAL RISKS

The Funds are subject to the risks described below. Some or all of these risks may adversely affect a Fund’s NAV, trading price, yield, total return and/or its ability to meet its objectives.

ADR/GDR Risk

To the extent a Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.

African Economic Risk

African Economic Risk applies to the Global X Emerging Africa ETF, Global X Sub-Saharan Africa Index ETF, Global X FTSE Frontier Markets ETF, and Global X FTSE Morocco 20 Index ETF.

Investing in the economies of African countries involves the risks not typically associated with investments in securities of issuers in more developed economies, countries or geographic regions, which may negatively affect the value of the investments in the Funds. Such heightened risks include, among other, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in government decision making, armed conflict, civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

The securities markets in Africa are underdeveloped and are often considered to be less correlated to global economic cycles than markets located in more developed countries or geographic regions. Securities markets in Africa are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether.

Certain governments in Africa may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in countries in Africa. Moreover, certain countries in Africa may require governmental approval or special licenses prior to investment by foreign investors; may limit the amount of investment by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domestic investors of those countries; and/or may impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries.

Asian Economic Risk

Asian Economic Risk applies to the Global X FTSE Frontier Markets, Global X Kazakhstan Index ETF, and Global X FTSE Sri Lanka Index ETF.

Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the recent global recession, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which a Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of a Fund’s investments.

Asset Class Risk

The returns from the types of securities in which a Fund invests may under-perform returns from the various general securities markets or different asset classes. The stocks in the Underlying Indices may under-perform fixed-income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets.

Cash Transactions Risk

Cash Transactions Risk applies to the Global X FTSE Frontier Markets ETF, Global X Central America Index ETF, Global X Sub-Saharan Africa Index ETF, Global X FTSE Sri Lanka Index ETF, and Global X FTSE Ukraine Index ETF.

Unlike most ETFs, the Funds intend to effect all creations and redemptions principally or partially for cash, rather than in-kind securities. As a result, an investment in one of the Funds may be less tax-efficient than an investment in a more conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Funds currently intend to affect all redemptions principally or partially for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Funds generally intend to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brazil may also impose higher local tax rates on transactions involving certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Commodity Exposure Risk

Companies that mine and produce commodities are largely dependent on the prices of these commodities. Any negative changes in these sectors or fluctuations in the commodity markets could have an adverse impact on such companies.

Concentration Risk

In following its methodology, an Underlying Index will be concentrated to a significant degree in securities of issuers located in a single country, market, industry, group of industries, asset class, or sector. To the extent that the Underlying Index concentrates in the securities of issuers in such an area, a Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a single country, market, industry, group of industries, asset class, or sector, a Fund faces more risks than if it were diversified broadly over numerous such areas. Such risks, any of which may adversely affect the companies in which a Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a country, market, industry, group of industries, asset class, or sector. In addition, at times, such country, market, industry, group of industries, asset class, or sector may be out of favor and underperform other such categories or the market as a whole.

Currency Risk

Foreign currencies are subject to risks, which include changes in the debt level and trade deficit of the country issuing the foreign currency; inflation rates of the United States and the country issuing the foreign currency; investors’ expectations concerning inflation rates; interest rates of the United States and the country issuing the foreign currency; investors’ expectations concerning interest rates; investment and trading activities of mutual funds, hedge funds and currency funds; and global or regional political, economic or financial events and situations.

In addition, a foreign currency in which a Fund invests may not maintain its long-term value in terms of purchasing power in the future. When the price of a foreign currency in which a Fund invests declines, it may have an adverse impact on the Fund.

Foreign exchange rates are influenced by the factors identified above and may also be influenced by: changing supply and demand for a particular currency; monetary policies of governments (including exchange control programs, restrictions on local exchanges or markets and limitations on foreign investment in a country or on investment by residents of a country in other countries); changes in balances of payments and trade; trade restrictions; and currency devaluations and revaluations. Also, governments from time to time intervene in the currency markets, directly and by regulation, in order to influence prices directly. These events and actions are unpredictable. The resulting volatility in the U.S. dollar/foreign currency exchange rate could materially and adversely affect the performance of a Fund.

Custody Risk

Custody risk refers to risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. The less developed a country’s securities market, the greater the likelihood of custody problems occurring.

Emerging Market Risk

Emerging market risk is the risk that the securities markets of emerging countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries, as has historically been the case.

The risks of foreign investment are heightened when the issuer is located in an emerging country. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees, which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions, such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian, Latin American and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. As a result, emerging countries are particularly vulnerable to downturns of the world economy. The recent global financial crisis tightened international credit supplies and weakened the global demand for their exports. As a result, certain of these economies faced significant economic difficulties, which caused some emerging market economies to fall into recession. Recovery from such conditions may be gradual and/or halting as weak economic conditions in developed markets may continue to suppress demand for exports from emerging countries.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Many emerging markets have experienced strained international relations due to border disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets and may adversely affect the performance of these economies. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other emerging market countries, including China..

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in such countries.

Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to a Fund.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of a Fund's currency exposure in emerging countries may not be covered by such instruments.

Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Fund could lose money.

Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer's securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked trades in such securities will not settle, The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of a Fund, reserves the right to abstain from voting proxies in those markets.

Equity Securities Risk

A Fund may invest in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer, general stock market fluctuations that affect all issuers, or as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Investments in equity securities may be more volatile than investments in other asset classes.

European Economic Risk

European Economic Risk applies to the Global X Central and Northern Europe ETF, Global X Southern Europe ETF, Global X Eastern Europe ETF, Global X FTSE Ukraine Index ETF, Global X Hungary Index ETF, Global X Luxembourg ETF, and Global X Slovakia Index ETF.

The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The Economic and Monetary Union of the EU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country or its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy and Portugal. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Outside of the EU, Iceland has also experienced adverse trends due to high debt levels and excessive lending.

An investment in Eastern European issuers may subject the Fund to legal, regulatory, political, currency, security and economic risks specific to Eastern Europe. Economies of certain Eastern European countries rely heavily on export of commodities, including oil and gas, and certain metals. As a result, such economies will be impacted by international commodity prices and are particularly vulnerable to global demand for these products. Acts of terrorism in certain Eastern European countries may cause uncertainty in their financial markets and adversely affect the performance of the issuers to which the Fund has exposure. The securities markets in Eastern European countries are substantially smaller and inexperienced, with less government supervision and regulation of stock exchanges and less liquid and more volatile than securities markets in the United States or Western European countries. Other risks related to investing in securities of Eastern European issuers include: the absence of legal structures governing private and foreign investments and private property; the possibility of the loss of all or a substantial portion of the Fund’s assets invested in Eastern European issuers as a result of expropriation; certain national policies which may restrict the Fund’s investment opportunities, including, without limitation, restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Foreign Security Risk

Each Fund’s assets may be invested within the equity markets of countries outside of the U.S. These markets are subject to special risks associated with foreign investment, including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; less availability of public information about issuers; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of a Fund; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; and weaker accounting, disclosure and reporting requirements. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. Investment of more than 25% of a Fund’s total assets in securities located in one country or region will subject the Fund to increased country or region risk with respect to that country or region.

Frontier Market Risk

Risks Related to Investing in Frontier Markets applies to the Global X FTSE Frontier Markets ETF, Global X Emerging Africa ETF, Global X Sub-Saharan Africa Index ETF, Global X S&P Pan Arab Index ETF, Global X Kazakhstan Index ETF, Global X FTSE Sri Lanki Index ETF, Global X Eastern Europe ETF, Global X FTSE Morocco 20 Index ETF, Global X Kuwait ETF, Global X FTSE Ukraine Index ETF, Global X Hungary Index ETF, Global X Slovakia Index ETF, Global X Central America Index ETF, and Global X Kuwait ETF.

Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund Shares. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the price of a Fund’s Shares to decline.

Governments of many frontier countries in which a Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier country and on market conditions, prices and yields of securities in a Fund’s portfolio. Moreover, the economies of frontier countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Certain foreign governments in countries in which a Fund may invest levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks.

Investment in equity securities of issuers operating in certain frontier countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier countries and increase the costs and expenses of a Fund. Certain frontier countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as a Fund. In addition, if deterioration occurs in a frontier country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Geographic Risk

Geographic risk is the risk that a Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject a Fund to risks associated with that particular region, such as a natural disaster.

Government Debt Risk

Government Debt Risk applies to the Global X Southern Europe ETF.

Countries with high levels of public debt and spending may experience stifled economic growth. Such countries may face higher borrowing costs and in some cases may implement austerity measures that could have an adverse effect on economic growth. Such developments could contribute to prolonged periods of recession and adversely impact investments in the Funds.

Investable Universe of Comapnies Risk

The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, a Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of a Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.

Issuer Risk

Issuer risk is the risk that any of the individual companies that a Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which would also cause their stock prices to decline.

Latin American Economic Risk

Latin American Economic Risk applies to the Global X Central America Index ETF and Global X FTSE Frontier Markets ETF.

Many economies in Latin America have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region's exports and many economies in this region, are particularly sensitive to fluctuations in commodity prices.

Leverage Risk

Each Fund may borrow money at fiscal quarter end to maintain the required level of diversification to qualify as a RIC for purposes of the Code. As a result, a Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in a Fund. If the value of a Fund's assets increases, then leveraging would cause the Fund's NAV to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of a Fund's assets decreases, leveraging would cause the Fund's NAV to decline more sharply than it otherwise would have had the Fund not leveraged. The Fund may incur additional expenses in connection with borrowings.

Management Risk

Each Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, each Fund is subject to management risk. That is, the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. The ability of the Adviser to successfully implement each Fund’s investment strategies will influence each Fund’s performance significantly.

Market Risk

Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

Market Trading Risks

Absence of Active Market

Although Shares of a Fund are or will be listed for trading on a U.S. exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained.

Lack of Market Liquidity

Secondary market trading in Shares of a Fund may be halted by an exchange because of market conditions or for other reasons. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of Shares will continue to be met or will remain unchanged.

Risks of Secondary Listings

A Fund's Shares may be listed or traded on U.S. and non-U.S. exchanges other than the U.S. exchange where the Fund’s primary listing is maintained. There can be no assurance that a Fund’s Shares will continue to trade on any such exchange or in any market or that a Fund's Shares will continue to meet the requirements for listing or trading on any exchange or in any market. A Fund's Shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Shares on a U.S. exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk

Shares of a Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem Shares. On such days, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund Shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund Shares will continue to be met or will remain unchanged.

Shares of the Funds May Trade at Prices Other Than NAV

Shares of a Fund may trade at, above or below NAV. The per share NAV of each Fund will fluctuate with changes in the market value of such Fund’s holdings. The trading prices of Shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. The trading prices of a Fund's Shares may deviate significantly from NAV during periods of market volatility. Any of these factors may lead to the Fund's Shares trading at a premium or discount to NAV. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Since foreign exchanges may be open on days when a Fund does not price Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Costs of Buying or Selling Fund Shares

Buying or selling Fund Shares involves two types of costs that apply to all securities transactions. When buying or selling Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund Shares (the "bid" price) and the market price at which they are willing to sell Fund Shares (the "ask" price). Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Middle East Economic Risk

Middle East Economic Risk applies to the Global X S&P Pan Arab Index ETF and Global X Kuwait ETF.

Certain economies in the Middle East depend to a significant degree upon exports of primary commodities such as oil. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in the region. Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. Countries in the Middle East may be affected by political instability, war or the threat of war, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. Recent unrest and instability in the larger Middle East region has adversely impacted many economies in the region. Recent political instability and protests in the Middle East and North Africa (which has ethnic, religious and economic ties to the Middle East) have caused significant disruptions to many industries.

Non-Correlation Risk

A Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk

Each Fund is classified as a “non-diversified” investment company under the 1940 Act. This means that each Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, each Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Passive Investment Risk

Each Fund is not actively managed and may be affected by a general decline in market segments relating to the respective Underlying Index. Each Fund invests in securities included in, or representative of, the Underlying Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets beyond the mechanics built into the Underlying Index. Unlike many investment companies, a Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Qualification as a Regulated Investment Company

Each Fund must meet a number of diversification requirements to qualify as a RIC under Section 851 of the Code and, if qualified, to continue to qualify. If a Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might enter into borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and, as of the close of the following fiscal quarter, to attempt to meet the requirements. However, a Fund may incur additional expenses in connection with any such borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the Funds make such investments from borrowings) are likely to reduce the Fund’s return to investors.

Risks Related to Investing in Africa

Risks Related to Investing in Africa applies to the Global X Emerging Africa ETF, Global X Sub-Saharan Africa Index ETF, Global X FTSE Frontier Markets ETF, and Global X S&P Pan Arab Index ETF.

Investment in African securities involves heightened risks including, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest and, in certain countries, genocidal warfare.

Certain countries in Africa generally have less developed capital markets than traditional emerging market countries, and, consequently, the risks of investing in foreign securities are magnified in such countries. Because securities markets of countries in Africa are underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries, securities markets in Africa are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Moreover, trading on securities markets may be suspended altogether. Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in certain countries in Africa may be fewer in number and less established than brokerage firms in more developed markets. Since a Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund (counterparty risk). This risk is magnified to the extent a Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms.

Certain governments in Africa restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in countries in Africa. Moreover, certain countries in Africa require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. A delay in obtaining a government approval or a license would delay investments in a particular country, and, as a result, a Fund may not be able to invest in certain securities while approval is pending. The government of a particular country may also withdraw or decline to renew a license that enables a Fund to invest in such country. These factors make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s investments.

Issuers located or operating in countries in Africa are not subject to the same rules and regulations as issuers located or operating in more developed countries. Therefore, there may be less financial and other information publicly available with regard to issuers located or operating in countries in Africa and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to issuers located or operating in more developed countries.

In addition, governments of certain countries in Africa in which a Fund may invest may levy withholding or other taxes on income such as dividends, interest and realized capital gains. Although in certain countries in Africa a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

Investment in countries in Africa may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, there is the risk that if an African country’s balance of payments declines, such African country may impose temporary restrictions on foreign capital remittances. Consequently, a Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Additionally, investments in countries in Africa may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Securities laws in many countries in Africa are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, there may be no single centralized securities exchange on which securities are traded in certain countries in Africa and the systems of corporate governance to which issuers located in countries in Africa are subject may be less advanced than that to which issuers located in more developed countries are subject, and therefore, shareholders of issuers located in such countries may not receive many of the protections available to shareholders of issuers located in more developed countries. In circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in countries in Africa may be inconsistent and subject to sudden change.

Certain countries in Africa may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Certain countries in Africa depend to a significant extent upon exports of primary commodities such as gold, silver, copper and diamonds. These countries therefore are vulnerable to changes in commodity prices, which may be affected by a variety of factors. In addition, certain issuers located in countries in Africa in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, will be indirectly subject to those risks.

The governments of certain countries in Africa may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in certain countries in Africa. Some countries in Africa may be affected by a greater degree of public corruption and crime, including organized crime.

In addition, recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. This instability has demonstrated that unrest can spread quickly through the region, and that developments in one country can influence the political events in neighboring countries. Some protests have turned violent, and the threat of Civil War in countries such as Libya poses a risk to investments in the region. Continued political and social unrest in these areas may negatively affect the value of your investment in the Fund.

Risks Related to Investing in Central America

Risks Related to Investing in Central America applies to the Global X Central America Index ETF.

The Fund is expected to invest in securities in Central American countries. To the extent that the Underlying Index is focused on securities of any one country, the value of the Underlying Index, and thus the Fund, will be especially affected by adverse developments in such country.

Investment in Central American securities involves heightened risks including, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of the drug trade. In recent years the drug trade has expanded in Central America and it has become a hotbed for gang-related violence and conflict between rival gangs as well as local security forces. This has had a significant negative impact on the economies of the region, and makes it difficult for companies to run businesses and poses additional risks for investors. Continued violence surrounding the drug trade will have an adverse impact on companies in the region and could significantly affect Fund performance.

The governments of certain countries in Central America may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in certain countries in Central America. Some countries in Central America may be affected by a greater degree of public corruption and crime, including organized crime.

Certain countries in Central America may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Certain countries in Central America depend to a significant extent upon exports of agricultural commodities. These countries therefore are vulnerable to changes in commodity prices, which may be affected by a variety of factors. In addition, certain issuers located in countries in Central America in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The Fund, as an investor in such issuers, will be indirectly subject to those risks.

Certain countries in Central America generally have less developed capital markets than traditional emerging market countries, and, consequently, the risks of investing in foreign securities are magnified in such countries. Because securities markets of countries in Central America are underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries, securities markets in Central America are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Risks Related to Investing in Europe

Risks Related to Investing in Europe applies to the Global X Central and Northern Europe ETF, Global X Southern Europe ETF, Global X Eastern Europe ETF, Global X FTSE Ukraine Index ETF, Global X Hungary Index ETF, Global X Luxembourg ETF, and Global X Slovakia Index ETF.

The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. European countries that are part of the Economic and Monetary Union (“EMU”) of the EU are required to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of EU member countries.

The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy and Portugal. For some countries, the ability to repay sovereign debt is in question, and the possibility of default is not unlikely, which could affect their ability to borrow in the future. For example, Greece has been required to impose harsh austerity measures on its population in order to receive financial aid from the IMF and EU member countries. These austerity measures have also led to social uprisings within Greece, as citizens have protested – at times violently – the actions of their government. The persistence of these factors may seriously reduce the economic performance of Greece and pose serious risks for the country’s economy in the future. Furthermore, there is the possibility of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and possible additional defaults in other countries in the region.

Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments. As a result, adverse events in these Eastern European countries may greatly impact other economies in Europe.

Risks Related to Investing in Hungary

Risks Related to Investing in Hungary applies to the Global X Hungary Index ETF.

Hungary has suffered significantly from the recent economic recession due to a high dependence on foreign capital to finance its economy and some of the highest public debt levels in Europe. Several years ago Hungary received a bailout package from the IMF that has resulted in additional austerity measures to reign in excessive government debt. Despite moving towards a market oriented economy with greater liberalization, many state-owned enterprises have yet to be privatized and have reduced competition and advancement in some industries. While the government has moved forward with some market centered reforms, there are no assurances that the government will not resort to measures such as capital controls for foreign investors. Continued government involvement in the economy is a risk that should be taken into consideration and may negatively impact Hungary’s economic growth.

Hungary’s currency has demonstrated low stability rates, and large fluctuations in the value of its currency may have a negative impact on companies that operate in Hungary.

Key structural weaknesses such as a high and persistent unemployment rate are also hindering the growth of the economy, and labor reforms may be needed to resolve issues that exist in the labor market. Hungary also has relatively low investment rate as well as low export growth, and is instead dependent on domestic consumption for a disproportionate amount of its GDP. This reliance on consumption may reduce the growth potential for companies operating in Hungary.

Risks Related to Investing in Kazakhstan

Risks Related to Investing in Kazakhstan applies to the Global X Kazakhstan Index ETF.

Kazakhstan’s economy is a resource-based economy that is heavily dependent on the export of natural resources. Fluctuations in certain commodity markets or sustained low prices for its exports could have a significant, adverse effect on Kazakhstan’s economy.

Kazakhstan is a presidential republic but maintains several authoritarian characteristics including involvement in the economy. While Kazakhstan has recently pursued economic reform and liberalization of many areas in the economy, there is no guarantee that the government will not become directly involved in aspects of the economy in the future.

Due to the recent rise in many commodities prices, one major concern for Kazakhstan is managing inflationary pressures from strong foreign currency inflows. Significant increases in inflation would have a negative impact on companies in Kazakhstan and would have an adverse impact on the Fund.

Risks Related to Investing in Kuwait

Risks Related to Investing in Kuwait applies to the Global X Kuwait ETF.

Like most Middle Eastern governments, the federal government of Kuwait exercises substantial influence over many aspects of the private sector. The situation is exacerbated by the fact that Kuwait is governed by a constitutional monarchy and many residents in Kuwait do not hold Kuwaiti citizenship and therefore cannot vote. Governmental actions in the future could have a significant effect on economic conditions in Kuwait, which could affect private sector companies and the Fund, as well as the value of securities in the Fund’s portfolio.

While Kuwait has actively developed industries ranging from industrials to financial services, the government and economy is largely dependent on oil revenue as it is a tax-free country. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy of Kuwait. The climate of Kuwait significantly limits its agricultural development as well as production of non-oil commodities. Rising prices for food and other imports could have an adverse effect on Kuwait’s economy and contribute to social unrest in the country.

Although the political situation in Kuwait is largely stable, there remains the possibility that instability in the larger Middle East region could adversely impact the economy of Qatar. Recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of your investment in the Fund. Kuwait and surrounding regions have a history of ethnic unrest and conflict. If conflict were to renew in the future, it could have a significant adverse impact on the Fund.

Certain issuers located in Kuwait in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The Fund, as an investor in such issuers, will be indirectly subject to those risks.

Risks Related to Investing in Luxembourg

Risks Related to Investing in Luxembourg applies to the Global X Luxembourg ETF.

Luxembourg’s economy is heavily dependent on the financials sector, particularly banking and financial exports. Key trading partners are member states of the EU, most notably Germany, Spain, Italy, France and the United Kingdom. Decreasing demand for Luxembourg’s products and services or changes in governmental regulations on trade may have a significantly adverse effect on Luxembourg’s economy. Luxembourg and many of the Western European developed nations are member states of the EU. As a result, these member states are dependent upon one another economically and politically. The recent ratification of the Treaty of Lisbon by EU member states is expected to further heighten the degree of economic and political inter-dependence. This and other political or economic developments could cause market disruptions and affect adversely the values of securities held by the Fund.

Luxembourg is a small, land-locked country that does not have significant natural resources and relies mostly on imports to satisfy energy demand. Sustained high prices of certain commodities may have a significant, adverse impact on the economy of Luxembourg.

Risks Related to Investing in Middle East

Risks Related to Investing in Middle East applies to the Global X FTSE Frontier Markets ETF, Global X Kuwait ETF, and Global X S&P Pan Arab Index ETF.

Certain Middle Eastern markets are only in the earliest stages of development and may be considered “frontier markets.” Financial markets in the Middle East generally are less liquid and more volatile than other markets, including markets in developing and emerging economies. There is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries. Securities may have limited marketability and be subject to erratic price movements.

Certain economies in the Middle East depend to a significant degree upon exports of primary commodities such as oil. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in the region. Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, governmental actions in the future could have a significant effect on economic conditions in Middle Eastern countries. This could affect private sector companies and the Funds, as well as the value of securities in the Funds' portfolio. Further, substantial limitations may exist in certain Middle Eastern countries with respect to a Fund’s ability to protect its legal interests and its ability to repatriate its investment, investment income or capital gains. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investment. Procedures concerning transaction settlement and dividend collection may be less reliable than in developed markets and larger emerging markets.

Countries in the Middle East may be affected by political instability, war or the threat of war, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. These and other factors make investing in frontier market countries significantly riskier than investing in developed market or emerging market countries. Recent unrest and instability in the larger Middle East region has adversely impacted many economies in the region. Recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of your investment in the Funds

Risks Related to Investing in Morocco

Risks Related to Investing in Morocco applies to the Global X FTSE Morocco 20 Index ETF.

Morocco’s economy is heavily dependent on the services sector and export of commodities. Key trading partners are member states of the EU, most notably Germany, Spain, Italy, France and the United Kingdom. Decreasing demand for the Morocco’s products and services or changes in governmental regulations on trade may have a significantly adverse effect on Morocco’s economy.

Morocco faces high import costs for commodities such as petroleum, and sustained high commodity prices could have a significant negative impact on Morocco’s economy.

Morocco is governed by a constitutional monarchy, giving the King of Morocco significant executive powers and the ability to influence many aspects of the economy. Although liberalization in the wider economy has brought economic growth, there is no guarantee that this growth will continue or that the government will not increase direct involvement in the economy in the future. Governmental actions in the future could have a significant effect on economic conditions in Morocco, which could affect private sector companies and the Fund, as well as the value of securities in the Fund’s portfolio.

Recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries in the region. Continued political and social unrest in these areas may negatively affect the value of your investment in the Fund.

Morocco currently imposes a value-added tax (VAT) on bank fees and commissions, a policy that may continue in the future. In Morocco, foreign investment restrictions apply, prior to investment, to direct investment in some sensitive industries/sectors such as pharmaceuticals, mining and military where the investor is required to seek the Moroccan authorities’ prior approval, a policy which may continue in the future.

Risks Related to Investing in Slovakia

Risks Related to Investing in Slovakia applies to the Global X Slovakia Index ETF.

Slovakia’s economy is heavily dependent on the services and industrial sector. Key trading partners are member states of the EU, most notably Germany, Spain, Italy, France and the United Kingdom. Decreasing demand for the Slovakia’s products and services or changes in governmental regulations on trade may have a significantly adverse effect on the Slovakian economy. Slovakia and many of the Western European developed nations are member states of the EU. As a result, these member states are dependent upon one another economically and politically. The recent ratification of the Treaty of Lisbon by EU member states is expected to further heighten the degree of economic and political inter-dependence. This and other political or economic developments could cause market disruptions and affect adversely the values of securities held by the Fund.

Slovakia and surrounding regions have a history of ethnic unrest and conflict. If conflict were to renew in the future, it could have a significant adverse impact on the Fund.

Slovakia currently imposes a value-added tax, a policy that may continue in the future.

Risks Related to Investing in Southern Europe

Risks Related to Investing in Southern Europe in applies to the Global X Southern Europe ETF.

The countries of Southern Europe, including Greece, Spain, Italy and Portugal, are currently experiencing significant volatility due rising government debt levels, ability to service debt, and potential for defaults. Greece has already begun to impose harsh austerity measures to address its debt situation, and it is possible that other countries in Southern Europe will have to implement similar measures to control debt levels. Such austerity measures would likely have an adverse impact on economic growth in the short and medium term.

Risks Related to Investing in Sri Lanka

Risks Related to Investing in Sri Lanka applies to the Global X FTSE Sri Lanka Index ETF.

Sri Lanka’s economy is heavily dependent on tourism and the agricultural sector. Sri Lanka faces many economic hurdles including weak political institutions, poor infrastructure, and a history of intense ethnic conflict.

Sri Lanka has suffered significantly from ethnic conflict, and from 1983 to 2009 the Sinhalese government was engage in a sporadic civil war with a separatist military organization known as the Liberation Tigers of Tamil Eelam (LTTE). Both sides have been accused of various human rights violations during the conflict, and attacks often resulted in significant casualties. Although the government is in the process of rebuilding the nation after the conflict, significant ethnic tensions still exist and there is no guarantee that conflict will not break out again in the future.

Many Asian countries, including Sri Lanka, are prone to frequent typhoons, damaging floods, earthquakes and/or other natural disasters, which may adversely impact their economies. Sri Lanka's economy, in particular, is more reliant on tourism and agriculture than the U.S. economy and is therefore more susceptible to adverse changes in weather.

Securities markets in Sri Lanka are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. The governments might restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Sri Lanka as well as the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.

Sri Lanka currently imposes a securities transaction tax (STT), a stamp duty tax and a value-added tax (VAT), policies that may continue in the future. Foreign investors may invest up to 100% of the issued capital of most of the companies listed in the Colombo Stock Exchange other than those companies that restrict non-national participation beyond a certain limit due to exclusions or limitations or due to restrictive provisions.

Risks Related to Investing in Sub-Saharan Africa

Risks related to investing in Sub-Saharan Africa applies to the Global X Sub-Saharan Africa Index ETF and Global X Emerging Africa ETF.

The economies of certain sub-Saharan African countries have experienced high unemployment, famine, currency volatility, inflation, general economic malaise, and internal and external conflicts that have resulted in significant displacement of local populations. While come countries in the region have experienced greater political stability and economic growth than neighboring states, adverse social and economic conditions in one country may have a significant adverse effect on other countries of this region.

Risks Related to Investing in Ukraine

Risks Related to Investing in Ukraine applies to the Global X FTSE Ukraine Index ETF.

Ukraine’s economy faces significant issue with regard to underdeveloped infrastructure, transportation shortfalls, corruption and bureaucracy. Future growth will be highly dependent on the success of wide-ranging legal and economic reforms in order to make the Ukrainian economy more competitive and more transparent for investors. Current corporate governance rules have led to several instances of large scale monopolization by wealthy individuals and dominant corporations, which have reduced overall competitiveness and contributed to corruption within the country. Furthermore, the legal system lacks sufficient protection for investors and also reduces the incentive for the creation of new products.

Ukraine is one of Europe’s largest energy consumers, and therefore its economy would be adversely affected by higher energy prices that persist over time. Ukraine imports the majority of its energy from Russia, including oil, gas and nuclear fuel.

During 2014, parts of Ukraine were annexed by the Russian Federation after a crisis in the region, Russian military intervention, and an internationally criticized referendum. Protests in neighboring regions escalated into an armed separatist insurgency, which have been followed by military counter-offensives by the Ukrainian insurgents. Ongoing conflict continues to weaken the Ukrainian economy and has resulted in outbreaks of violence in Ukraine outside of conflict zones.

Ukraine is also facing issues with regard to demographics, as it is experiencing relatively high death rates compared to birth rates, resulting in a shrinking population. The nation suffers a high mortality rate that can be attributed to poverty, poor healthcare, environmental pollution and unhealthy lifestyles.

Risks Related to Investing in the Financials Sector

Risks Related to Investing in the Financials Sector applies to the Global X Luxembourg ETF.

Companies in the financials sector are subject to extensive governmental regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently. The financials sector is exposed to risks that may impact the value of investments in the financials sector more severely than investments outside this sector, including operating with substantial financial leverage.

The financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. Recently, the deterioration of the credit markets has caused an adverse impact in a broad range of mortgage, asset-backed, auction rate and other markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial services institutions and markets. This situation has created instability in the financial services markets and caused certain financial services companies to incur large losses or even become insolvent or bankrupt. Some financial services companies have experienced downgrades of their credit ratings, declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to decline in value.

Insurance companies may be subject to severe price competition. Adverse economic, business or political developments affecting real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds (including changes in interest rates), the impact of changes in environmental laws, overbuilding in a real estate company’s market, and environmental problems, could have a major effect on the value of real estate securities (which include real estate investment trusts ("REITs").

Risks Related to Investing in the Industrials Sector

Risks Related to Investing in the Industrials Sector applies to the Global X Slovakia Index ETF and Global X Eastern Europe ETF.

The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by damages from environmental claims and product liability claims.

Risks Related to Investing in the Materials Sector

Risks Related to Investing in the Materials Sector applies to the Global X Kazakhstan Index ETF.

Issuers in the Materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and worldwide competition. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Issuers in the materials sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and governmental regulations.

Risks Related to Investing in the Oil Sector

Risks Related to Investing in the Oil Sector applies to the Global X Kuwait ETF, Global X S&P Pan Arab ETF, and Global X Emerging Africa ETF.

The oil industry is cyclical and highly dependent on the market price of oil. The market value of companies in the oil industry are strongly affected by the levels and volatility of global oil prices, oil supply and demand, capital expenditures on exploration and production, energy conservation efforts, the prices of alternative fuels, exchange rates and technological advances. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. A significant portion of their revenues depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget restraints may have a material adverse effect on the stock prices of companies in the industry.

Oil companies may also operate in countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Oil companies also face a significant civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials, and a risk of loss from terrorism or other natural disasters. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact on a Fund’s portfolio securities and the performance of the Fund. Oil companies can be significantly affected by the supply of and demand for specific products and services, weather conditions, exploration and production spending, government regulation, world events and general economic conditions.

Securities Lending Risk

A Fund may engage in lending its portfolio securities. Although a Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by a Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests. Also, as securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk

Because certain securities markets in the countries in which the Funds may invest are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries (such as the United States, Japan and most Western European countries), the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. A Fund’s investment in securities in these countries is subject to the risk that the liquidity of a particular security or investments generally will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in these countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

Market volatility in the countries in which a Fund invests may also be heightened by the actions of a small number of investors. Brokerage firms in these countries may be fewer in number and less established than brokerage firms in more developed markets. Since a Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund (counterparty risk). This risk is magnified to the extent a Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms.

Small- and Mid-Capitalization Companies Risk

A Fund may invest a significant percentage of its assets in small or medium-capitalization companies. If it does so, it may be subject to certain risks associated with small- or medium-capitalization companies. These companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk

Each Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing a Fund’s securities holdings to reflect changes in the composition of the Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because each Fund bears the costs and risks associated with buying and selling securities, while such costs and risks are not factored into the return of the Underlying Index, a Fund’s return may deviate significantly from the return of the Underlying Index. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, due to legal restrictions or limitations imposed by the government of a particular country or a lack of liquidity on stock exchanges in which such securities trade. Each Fund is expected to value some or all of its investments based on fair value prices. To the extent a Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected.

Trading Halt Risk

An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk

The sales price a Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when a Fund does not price its Shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ combined Statement of Additional Information (“SAI”). The top holdings of each Fund can be found at www.globalxfunds.com and Fund Fact sheets provide information regarding each Fund’s top holdings and may be requested by calling 1-888-GX-Fund-1 (1-888-493-8631).

FUND MANAGEMENT

Investment Adviser

Global X Management Company LLC serves as the Adviser and the administrator for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters. The Adviser has been a registered investment adviser since 2008. The Adviser is a Delaware limited liability company with its principal offices located at 623 Fifth Ave., 15th Floor, New York, New York 10022. As of February 17, 2015, the Adviser provided investment advisory services for assets of approximately $3.8 billion.

Pursuant to a Supervision and Administration Agreement and subject to the general supervision of the Board of Trustees of the Trust, the Adviser provides or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Funds and also bears the costs of various third-party services required by the Funds, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Funds pursuant to an Investment Advisory Agreement.

Each Fund pays the Adviser a fee (“Management Fee”) in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. During the fiscal year ended October 31, 2014, the Funds were not operational. The Management Fee for each Fund is at an annual rate (stated as a percentage of the average daily net assets of the Fund) as follows:

Fund	Management Fee
Global X Central America Index ETF	0.68%
Global X Central and Northern Europe ETF	0.55%
Global X Southern Europe ETF	0.55%
Global X Eastern Europe ETF	0.68%
Global X Emerging Africa ETF	0.63%
Global X Sub-Saharan Africa Index ETF	0.68%
Global X FTSE Frontier Markets ETF	0.68%
Global X S&P Pan Arab Index ETF	0.68%
Global X FTSE Morocco 20 Index ETF	0.68%
Global X FTSE Sri Lanka Index ETF	0.68%
Global X FTSE Ukraine Index ETF	0.68%
Global X Hungary Index ETF	0.68%
Global X Kazakhstan Index ETF	0.68%
Global X Kuwait ETF	0.68%
Global X Luxembourg ETF	0.55%
Global X Slovakia Index ETF	0.68%

In addition, each Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total expense ratio of a Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). In addition, each Fund pays asset-based custodial fees that are not covered by the Supervision and Administration Agreement. The Adviser may earn a profit on the Management Fee paid by the Funds. Also, the Adviser, and not shareholders of the Funds, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for each Fund will be available in the Funds’ first Semi-Annual Report or Annual Report to shareholders for the period ended April 30th or October 31st, respectively.

Portfolio Management

The Portfolio Managers who are currently responsible for the day-to-day management of the Funds' portfolios are Bruno del Ama, Jose Gonzalez, Luis Berruga and Chang Kim.

Bruno del Ama: Bruno del Ama, CFA, has been Chief Executive Officer of the Adviser since March 2008. Mr. del Ama received a Master's in Business Administration from the Wharton Business School.

Jose Gonzalez: Jose Gonzalez has been Chairman of the Adviser since February 2014 and served as Chief Operating Officer of the Adviser from March 2008 to January 2014. Mr. Gonzalez is a registered representative of GWM Group, Inc. (“GWM”), a registered broker-dealer. Mr. Gonzalez has been affiliated with GWM since 2006. Mr. Gonzalez holds the Series 7, 24, and 63 licenses.

Luis Berruga: Luis Berruga has been Chief Operating Officer of the Adviser since February 2014.  Previously, Mr. Berruga was an investment banker at Jefferies in the financial services group from 2012 through 2014 and a Regional Product Specialist in Morgan Stanley’s Private Wealth Management Group from 2005 through 2012.  Mr. Berruga received his MBA from the Kellogg School of Management at Northwestern University.

Chang Kim: Chang Kim, CFA, has been Portfolio Manager of the Funds since February, 2014. He joined the Adviser in September, 2009, where he was a Portfolio Analyst from April 2010 until January 2014.  Mr. Kim received his Bachelor of Arts from Yale University in 2009.

The SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities of the Funds.

DISTRIBUTOR

SEI Investments Distribution Co. ("Distributor") distributes Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by each Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor is not affiliated with the Adviser.

BUYING AND SELLING FUND SHARES

Shares of the Funds trade on the Exchange and in the secondary market during the trading day. Shares can be bought and sold throughout the trading day like other Shares of publicly-traded securities. There is no minimum investment for purchases made on the Exchange. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Shares (the “bid” price) and the price at which they are willing to sell Shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares varies over time based on a Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Shares, frequent trading may reduce investment return.

Shares of a Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the "Creations and Redemptions" section in the SAI. Once created, Shares generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Funds trade under the trading symbols listed for each Fund in the Fund Summaries section of the Prospectus.

The Funds that are available for purchase are listed on the Exchange, which is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any rights as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

FREQUENT TRADING

Unlike frequent trading of shares of a traditional open-end mutual fund (i.e., not exchange-traded shares), frequent trading of Shares on the secondary market does not disrupt portfolio management, increase a Fund's trading costs, lead to realization of capital gains, or otherwise harm Fund shareholders because these trades do not involve a Fund directly. A few institutional investors are authorized to purchase and redeem each Fund's Shares directly with the Fund. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, each Fund imposes transaction fees on in-kind purchases and redemptions of the Fund intended to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances, although transaction fees are subject to certain limits and therefore may not cover all related costs incurred by a Fund. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Funds.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a Distribution and Services Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by a Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in a Fund. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of a Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized securities gains are distributed at least annually. In order to improve tracking error or to comply with the distribution requirements of the Code, dividends may be declared and paid more frequently than annually for a Fund.

Dividends and other distributions on Shares are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and security gain distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares.

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market.

TAXES

The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. Each Fund receives income and gains on its investments. The income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Each Fund intends to qualify as a regulated investment company ("RIC") under the Internal Revenue Code ("Code") for federal tax purposes and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares or whether you take distributions in cash of additional Shares. The maximum long-term capital gain rate applicable to individuals is 20%.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by a Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Funds’ holdings may not be qualifying dividends.

A portion of distributions paid by a Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. All dividends (including the deducted portion) must be included in a corporation’s alternative minimum taxable income calculations.

Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy Shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

You will be informed of the amount of your ordinary income dividends, qualifying dividend income, and capital gain distributions at the time they are paid, and you will be advised of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

A Fund’s investments in partnerships, including in partnerships defined as Qualified Publicly Traded Partnerships for tax purposes, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Excise Tax Distribution Requirements. Under the Internal Revenue Code (the "Code"), a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if such Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by such Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which such Fund pays income tax for the taxable year ending in the calendar year. Although each Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, such Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Funds intend to declare and pay these amounts in December (or in January, which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that their distributions will be sufficient to eliminate all such taxes.

Foreign Currencies. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time such Fund actually collects such receivables or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of such Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain.

Foreign Taxes. Each Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election, it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss is recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one year at the time you sell or exchange them. Gains and losses on Shares held for one year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gain distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan will not be currently taxable unless the Shares were purchased with borrowed funds.

Backup Withholding. Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury the applicable back-up withholding rate of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service, or (iii) who has failed to certify to a Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.”

U.S. Tax Treatment of Foreign Shareholders. A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of Shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by such Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Nonresident, non-U.S. citizens will not be subject to tax on a RIC's "interest-related dividends" or "short-term capital gain dividends". Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in a Fund.

Cost Basis Reporting. Federal law requires that mutual fund complexes or intermediaries report their shareholders' cost basis, gain/loss, and holding period to the IRS on the Funds' shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any RIC and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

For those securities defined as "covered" under current IRS cost basis tax reporting regulations, the Funds or intermediaries are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest earned by a Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

Consult Your Tax Professional. Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

DETERMINATION OF NET ASSET VALUE

Each Fund calculates its NAV as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

In calculating a Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost, provided the amortized cost is approximately the value on current sale of the security. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. A Fund may use various pricing services or discontinue the use of any pricing service.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by a Fund’s Board of Trustees. A price obtained from a pricing service based on such pricing service's valuation matrix may be used to fair value a security. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of a Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules, redemption requests made on certain dates may result in a settlement period exceeding seven calendar days. A list of the holiday schedules of the foreign exchanges of each Fund’s Underlying Index, as well as the dates on which a settlement period would exceed seven calendar days in 2015 and 2016, is contained in the SAI.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser. Any use of a different rate from the rates used by each Index Provider may adversely affect a Fund’s ability to track its Underlying Index.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the NYSE or listing exchange is closed (other than customary weekend and holiday closings), (2) for any period during which trading on the NYSE or listing exchange is suspended or restricted, (3) for any period during which an emergency exists as a result of which disposal of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable, or (4) in such other circumstances as the SEC permits.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters can be found at www.globalxfunds.com.

INFORMATION REGARDING THE INDICES AND THE INDEX PROVIDERS

Solactive Central America Index

The Solactive Central America Index is designed to reflect the broad-based equity performance of Central America. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Central America. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solacive AG.

Solactive Central and Northern Europe Index

The Solactive Central and Northern Europe Index is designed to reflect the broad based equity performance of Central and Northern Europe. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Austria, Belgium, Denmark, Finland, France, Germany, Luxemburg, the Netherlands, Norway, Sweden, Switzerland, and the

United Kingdom. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

Solactive Southern Europe Index

The Solactive Southern Europe Index is designed to reflect the broad-based equity performance of Southern Europe. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Portugal, Spain, Italy and Greece. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

Solactive Eastern Europe Index

The Solactive Eastern Europe Index is designed to reflect the broad-based equity performance of Eastern Europe. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Belarus, Bulgaria, Czech Republic, Hungary, Moldova, Poland, Romania, Slovakia, Ukraine, Latvia, Lithuania and Estonia. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

Nex Rubica (NR) Africa ex-South Africa 30 Index

The Nex Rubica (NR) Africa ex-South Africa 30 Index is designed to reflect broad-based performance of the investable equity market in the African continent excluding South Africa. Reviewed quarterly, the 30 leading stocks are chosen from a universe of 1000 stocks, then screened and ranked according to total asset, revenue and other filters. NR's methodology ranks shares with a minimum market cap of $500 million and a free float of greater than 25% within each issuer. The index is maintained by Nex Rubica Indexes.

Solactive Sub-Saharan Africa Index

The Solactive Sub-Saharan Africa Index is designed to reflect the broad-based equity performance of Sub-Saharan Africa. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Sub-Saharan Africa. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

FTSE Frontier Markets Index

The FTSE Frontier Markets Index is designed to reflect broad-based equity market performance in Frontier Markets. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Frontier Markets. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by FTSE.

S&P Pan Arab Index

The S&P Pan Arab Index is designed to reflect the broad-based equity performance of the Pan Arab region. The Index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Bahrain, Egypt, Jordan, Kuwait, Lebanon, Morocco, Oman, Qatar, Saudi Arabia, Tunisia, and the UAE The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by S&P.

FTSE Morocco 20 Index

The FTSE Morocco 20 Index is designed to reflect broad-based equity market performance in Morocco. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of the top 20 companies that are domiciled in, principally traded in or whose revenues are primarily from Morocco. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE.

FTSE Sri Lanka Index

The FTSE Sri Lanka Index is designed to reflect broad-based equity market performance in Sri Lanka. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Sri Lanka. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE.

FTSE Ukraine Index

The FTSE Ukraine Index is designed to reflect broad-based equity market performance in Ukraine. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Ukraine. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE.

Solactive Hungary Index

The Solactive Hungary Index is designed to reflect broad-based equity market performance in Hungary. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Hungary. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

Solactive Kazakhstan Index

The Solactive Kazakhstan Index is designed to reflect broad-based equity market performance in Kazakhstan. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Kazakhstan. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

Solactive Kuwait Index

The Solactive Kuwait Index is designed to reflect broad-based equity market performance in Kuwait. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Kuwait. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

Solactive Luxembourg Index

The Solactive Luxembourg Index is designed to reflect broad-based equity market performance in Luxembourg. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Luxembourg. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

Solactive Slovakia Index

The Solactive Slovakia Index is designed to reflect broad-based equity market performance in Slovakia. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Slovakia. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

Each Index Provider is described separately below:

FTSE is a world-leader in the creation and management of over 100,000 equity, bond and hedge fund indices. With offices in Beijing, London, Frankfurt, Hong Kong, Boston, Shanghai, Madrid, Paris, New York, San Francisco, Sydney and Tokyo, FTSE Group services clients in 77 countries worldwide. FTSE is an independent company owned by the Financial Times and the London Stock Exchange. FTSE does not give financial advice to clients, which allows for the provision of truly objective market information. FTSE indices are used extensively by investors world-wide such as consultants, asset owners, asset managers, investment banks, stock exchanges and brokers.

S&P provides financial, economic and investment information and analytical services to the financial community. S&P calculates and maintains the S&P Global 1200 Index™, which includes the S&P 500® for the U.S., the S&P Europe 350 Index™ for Continental Europe and the U.K., the S&P/TOPIX 150 Index™ for Japan, the S&P Asia 50 Index™, the S&P/TSX 60 Index™ for Canada, the S&P/ASX 50 Index™, and the S&P Latin America 40 Index™. S&P also publishes the S&P MidCap 400 Index™, S&P SmallCap 600 Index™, S&P Composite 1500® and S&P REIT Composite Index™ for the U.S. S&P calculates and maintains the S&P Global BMI Equity Index Series™, a set of comprehensive rules-based benchmarks covering developed and emerging countries around the world. Company additions to and deletions from a S&P equity index do not in any way reflect an opinion on the investment merits of the company. S&P does not sponsor, endorse or promote any of the Funds and is not in any way connected to them and does not accept any liability in relation to their issue, operation and trading.

Solactive AG is a leading company in the structuring and indexing business for institutional clients. Solactive AG runs the Solactive index platform (formerly S-BOX platform). Solactive AG indices are used by issuers worldwide as underlying indices for financial products. Solactive AG does not sponsor, endorse or promote any of the Funds and is not in any way connected to them and does not accept any liability in relation to their issue, operation or trading.

The Index Providers do not sponsor, endorse or promote any of the Funds and are not in any way connected to them and do not accept any liability in relation to their issue, operation and trading.

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services is the sub-administrator for each Fund.

Brown Brothers Harriman & Co. is the custodian and transfer agent for each Fund.

K&L Gates LLP serves as legal counsel to Global X Funds ® ("Trust") and the Trust's Independent Trustees.

Ernst & Young LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund.

FINANCIAL HIGHLIGHTS

Because the Funds had not commenced operations as of the October 31, 2014 fiscal year end, financial highlights are not yet available.

OTHER INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by the Exchange. The listing exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The listing exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, shares that are issued by a registered investment company and purchases of such shares by investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions.

The Trust has obtained an SEC order permitting registered investment companies to invest in Shares as described above. One such condition stated in the order is that investment companies relying on the order must enter into a written agreement with the Trust.

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted with ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

For more information visit our website at

www.globalxfunds.com

or call 1-888-GXFund-1 (1-888-493-8631)

Investment Adviser and Administrator Global X Management Company LLC 623 Fifth Avenue, 15th Floor New York, NY 10022
Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456
Custodian and Transfer Agent Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Sub-Administrator SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456
Legal Counsel to the Global X Funds® and Independent Trustees K&L Gates LLP 1601 K Street, NW Washington, DC 20006-1600
Independent Registered Public Accounting Firm Ernst & Young LLP 2005 Market Street, Suite 700 Philadelphia, PA 19103

A Statement of Additional Information dated March 1, 2015, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

Additional information about each Fund that has commenced operations and its investments is available in its annual and semi-annual reports to shareholders. The annual report explains the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of each such Fund’s semi-annual and annual report or the Statement of Additional Information by calling 1-888-GXFund-1 (1-888-493-8631). Free copies of a Fund’s semi-annual and annual report and the Statement of Additional Information are available from our website at www.globalxfunds.com.

Information about each Fund, including its semi-annual and annual reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street N.E., Room 1580, Washington, DC 20549-1520.

PROSPECTUS

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

March 1, 2015

Investment Company Act File No.: 811-22209

Global X Advanced Materials ETF*
NYSE Arca, Inc: [       ]

Global X Cement ETF*
NYSE Arca, Inc: [       ]

Global X Land ETF*
NYSE Arca, Inc: [       ]

Global X FTSE Railroads ETF*
NYSE Arca, Inc: [       ]

Global X FTSE Toll Roads & Ports ETF*
NYSE Arca, Inc: [       ]

Prospectus

March 1, 2015

* Not open for investment.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares in a Fund are not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. Such shares in a Fund involve investment risks, including the loss of principal.

i

FUND SUMMARIES

Global X Advanced Materials ETF

Ticker: [    ] Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Advanced Materials ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Advanced Materials Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.69%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.69%

1    “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$70	$221

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund had not yet commenced operations. Thus, no portfolio turnover rate is provided for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities that are economically tied to the advanced materials industry. Companies economically tied to the advanced materials industry include those engaged in the production of materials that are produced with scientific technology and represent advances to traditional materials in order to obtain superior performance in the applications for which the material is used. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index tracks the equity performance of the largest and most liquid companies involved in the advanced materials industry, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 25 constituents, 12 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

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The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.
Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Commodity Exposure Risk: The Fund invests in companies involved in the advanced materials industry, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on companies involved in the advanced materials industry.

Concentration Risk: Because the Fund's investments are concentrated in companies involved in the advanced materials industry, the Fund will be susceptible to loss due to adverse occurrences affecting this industry. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Advanced Materials Industry.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

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Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.

Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.
Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Risks Related to Investing in the Advanced Materials Industry: The Fund will be concentrated in companies in the advanced materials industry. Companies engaged in the production and distribution of advanced materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price

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volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations. The production of advanced materials may involve significant technological expenditure and there is no guarantee that products will be commercially viable.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped, and are less regulated and correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 21 of the Prospectus.

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Global X Cement ETF

Ticker: [   ] Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Cement ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Cement Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.69%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.69%

1    “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$70	$221

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund had not yet commenced operations. Thus, no portfolio turnover rate is provided for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities that are economically tied to the cement industry. Companies economically tied to the cement industry include those engaged in the production and/or distribution of cement. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before it can be changed.

The Underlying Index tracks the equity performance of the largest and most liquid companies involved in the cement industry, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). It is comprised of companies that are primarily engaged in the production and distribution of cement. As of January 1, 2015, the Underlying Index had 25 constituents, 18 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

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The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.
Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in companies involved in the cement industry, the Fund will be susceptible to loss due to adverse occurrences affecting this industry. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Cement Industry.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries.

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Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.

Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.
Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Relationship to Cement Price: The Underlying Index measures the performance of companies that are primarily engaged in the production and distribution of cement and not the performance of cement prices themselves. The securities of companies involved in the cement industry may under- or over-perform cement prices themselves over the short-term or long-term.

Risks Related to Investing in the Cement Industry: The Fund will be concentrated in companies in the cement industry. Companies engaged in the production and distribution of cement may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

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Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped, and are less regulated and correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 21 of the Prospectus.

8

Global X Land ETF

Ticker: [    ] Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Land ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Land Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.65%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.65%

1    “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$66	$208

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund had not yet commenced operations. Thus, no portfolio turnover rate is provided for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities that are economically tied to the land industry, which includes the farmland and timberland industry. Companies economically tied to the land industry include those that own farmland and timberland properties. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index tracks the equity performance of the largest and most liquid companies that own farmland and timberland properties, as defined by Solactive AG, the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 25 constituents, 5 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

9

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.
Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Commodity Exposure Risk: The Fund invests in the farmland and timberland industry, which may be susceptible to fluctuations in certain commodity markets. Any negative changes in agricultural commodity markets could have a great impact on the farmland and timberland industry.

Concentration Risk: Because the Fund's investments are concentrated in companies involved in the farmland and timberland industry, the Fund will be susceptible to loss due to adverse occurrences affecting this industry. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Land Industry.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

10

Emerging Market Risk: Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.

Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.
Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Risks Related to Investing in the Land Industry: The Fund will be concentrated in companies in the farmland and timberland sector. Companies in this sector may be adversely affected by changes in government regulation, world events and economic conditions. Companies in this sector may be adversely affected if the value of farmland or timberland declines, and could be negatively impacted by technological developments and labor relations. In addition, companies in this sector could be adversely affected by commodity price volatility, particularly for agricultural commodities.

11

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped, and are less regulated and correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 21 of the Prospectus.

12

Global X FTSE Railroads ETF

Ticker: [    ] Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X FTSE Railroads ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Railroads Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.65%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.65%

1    “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$66	$208

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund had not yet commenced operations. Thus, no portfolio turnover rate is provided for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities that are economically tied to the railroad industry. Companies economically tied to the railroad industry include those engaged in the operation of railroads. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index tracks the equity performance of the largest and most liquid companies involved in the railroad industry, as defined by FTSE International Limited ("FTSE"). As of January 1, 2015, the Underlying Index had 20 constituents, 15 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

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The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.
Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in companies involved in the railroad industry, the Fund will be susceptible to loss due to adverse occurrences affecting that industry. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Railroad Industry.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries.

14

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.

Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.
Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Risks Related to Investing in the Railroad Industry: The Fund will be concentrated in companies in the railroad sector. Companies in this sector may be adversely affected by changes in government regulation, world events and economic conditions. Companies in this sector may also face higher risk of government involvement as railroads may be considered key components of national security or potential sources of government revenue. In addition, companies in this sector could be adversely affected by commodity price volatility, technological developments and labor relations.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped, and are less regulated and correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market

15

capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 21 of the Prospectus.

16

Global X FTSE Toll Roads & Ports ETF

Ticker: [    ] Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X FTSE Toll Roads & Ports ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Toll Roads & Ports Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.65%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.65%

1    “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$66	$208

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund had not yet commenced operations. Thus, no portfolio turnover rate is provided for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. Moreover, at least 80% of the Fund’s total assets will be invested in securities that are economically tied to toll roads and ports. Companies economically tied to toll roads and ports include those engaged in the operation of toll roads, airports and seaports. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index tracks the equity performance of companies involved in the toll roads and ports industry, which includes toll roads, airports and seaports, as defined by FTSE International Limited ("FTSE"), the provider of the Underlying Index ("Index Provider"). As of January 1, 2015, the Underlying Index had 29 constituents, all of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

17

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.
Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in the toll roads and ports industry, the Fund will be susceptible to loss due to adverse occurrences affecting this industry. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Toll Roads & Ports Industry.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries.

18

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.

Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.
Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Risks Related to Investing in the Toll Roads & Ports Industry: The Fund will be concentrated in companies in the toll roads and ports sector. Companies in this sector may be adversely affected by changes in government regulation, world events and economic conditions. Companies in this sector may also face higher risk of government involvement as roads and ports may be considered key components of national security or potential sources of government revenue. In addition, companies in this sector could be adversely affected by commodity price volatility, technological developments and labor relations.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped, and are less regulated and correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market

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capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 21 of the Prospectus.

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PURCHASE AND SALE OF FUND SHARES

Shares of the Funds are or will be listed and traded at market prices on a national securities exchange (the "Exchange"). Shares may only be purchased and sold on the Exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each Business Day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-deferred arrangements may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker/dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES AND RISKS

ADDITIONAL STRATEGIES

In addition to the investment strategies discussed above under Fund Summaries—Principal Investment Strategies, each Fund may use the following investment strategies:

Leverage: Each Fund may borrow money from a bank as permitted under the 1940 Act, and as interpreted or modified by a regulatory authority having jurisdiction, from time to time. For example, a Fund may borrow money at fiscal quarter end to maintain the required level of diversification to qualify as a “regulated investment company” (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “Code”).

Securities Lending: Each Fund may lend its portfolio securities to the extent noted under Fund Summaries-Principal Investment Strategies. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of the foreign equity securities (other than ADRs) being lent. This collateral is marked-to-market on a daily basis.

ADDITIONAL RISKS

The Funds are subject to the risks described below. Some or all of these risks may adversely affect a Fund’s NAV, trading price, yield, total return and/or its ability to meet its objectives.

ADR/GDR Risk

To the extent a Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.

Asset Class Risk

The returns from the types of securities in which a Fund invests may under-perform returns from the various general securities markets or different asset classes. The stocks in the Underlying Indices may under-perform fixed-income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets.

Commodity Exposure Risk

Commodity Exposure Risk applies to the Global X Advanced Materials ETF and Global X Land ETF.

Companies that mine or produce commodities are largely dependent on the prices of these commodities. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on the companies.

Concentration Risk

In following its methodology, an Underlying Index will be concentrated to a significant degree in securities of issuers located in a single country, market, industry, group of industries, asset class, or sector. To the extent that the Underlying Index concentrates in the securities of issuers in such an area, a Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a single country, market, industry, group of industries, asset class, or sector, a Fund faces more risks than if it were diversified broadly over numerous such areas. Such risks, any of which may adversely affect the companies in which a Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a country, market, industry, group of industries, asset class, or sector. In addition, at times, such country, market, industry, group of industries, asset class, or sector may be out of favor and underperform other such categories or the market as a whole.

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Currency Risk

Foreign currencies are subject to risks, which include changes in the debt level and trade deficit of the country issuing the foreign currency; inflation rates of the United States and the country issuing the foreign currency; investors’ expectations concerning inflation rates; interest rates of the United States and the country issuing the foreign currency; investors’ expectations concerning interest rates; investment and trading activities of mutual funds, hedge funds and currency funds; and global or regional political, economic or financial events and situations.

In addition, a foreign currency in which a Fund invests may not maintain its long-term value in terms of purchasing power in the future. When the price of a foreign currency in which a Fund invests declines, it may have an adverse impact on the Fund.

Foreign exchange rates are influenced by the factors identified above and may also be influenced by: changing supply and demand for a particular currency; monetary policies of governments (including exchange control programs, restrictions on local exchanges or markets and limitations on foreign investment in a country or on investment by residents of a country in other countries); changes in balances of payments and trade; trade restrictions; and currency devaluations and revaluations. Also, governments from time to time intervene in the currency markets, directly and by regulation, in order to influence prices directly. These events and actions are unpredictable. The resulting volatility in the U.S. dollar/foreign currency exchange rate could materially and adversely affect the performance of a Fund.

Custody Risk

Custody risk refers to risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. The less developed a country’s securities market, the greater the likelihood of custody problems occurring.

Emerging Market Risk

Emerging market risk is the risk that the securities markets of emerging countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries, as has historically been the case.

The risks of foreign investment are heightened when the issuer is located in an emerging country. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees, which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions, such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian, Latin American and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. As a result, emerging countries are particularly vulnerable to downturns of the world economy. The recent global financial crisis tightened international credit supplies and weakened the global demand for their exports. As a result, certain of these economies faced significant economic difficulties,

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which caused some emerging market economies to fall into recession. Recovery from such conditions may be gradual and/or halting as weak economic conditions in developed markets may continue to suppress demand for exports from emerging countries.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Many emerging markets have experienced strained international relations due to border disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets and may adversely affect the performance of these economies. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other emerging market countries, including China.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in such countries.

Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to a Fund.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of a Fund's currency exposure in emerging countries may not be covered by such instruments.

Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Fund could lose money.

Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer's securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked trades in such securities will not settle, The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of a Fund, reserves the right to abstain from voting proxies in those markets.

Equity Securities Risk

A Fund may invest in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer, general stock market fluctuations that affect all issuers, or as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Investments in equity securities may be more volatile than investments in other asset classes.

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Foreign Security Risk

Each Fund’s assets may be invested within the equity markets of countries outside of the U.S. These markets are subject to special risks associated with foreign investment, including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; less availability of public information about issuers; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of a Fund; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; and weaker accounting, disclosure and reporting requirements. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. Investment of more than 25% of a Fund’s total assets in securities located in one country or region will subject the Fund to increased country or region risk with respect to that country or region.

Geographic Risk

Geographic risk is the risk that a Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject a Fund to risks associated with that particular region, such as a natural disaster.

Investable Universe of Comapnies Risk

The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, a Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of a Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.

Issuer Risk

Issuer risk is the risk that any of the individual companies that a Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which would also cause their stock prices to decline.

Leverage Risk

Each Fund may borrow money at fiscal quarter end to maintain the required level of diversification to qualify as a RIC for purposes of the Code. As a result, a Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in a Fund. If the value of a Fund's assets increases, then leveraging would cause the Fund's NAV to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of a Fund's assets decreases, leveraging would cause the Fund's NAV to decline more sharply than it otherwise would have had the Fund not leveraged. The Fund may incur additional expenses in connection with borrowings.

Management Risk

Each Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, each Fund is subject to management risk. That is, the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. The ability of the Adviser to successfully implement each Fund’s investment strategies will influence each Fund’s performance significantly.

Market Risk

Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

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Market Trading Risks

Absence of Active Market

Although Shares of a Fund are or will be listed for trading on a U.S. exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained.

Lack of Market Liquidity

Secondary market trading in Shares of a Fund may be halted by an exchange because of market conditions or for other reasons. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of Shares will continue to be met or will remain unchanged.

Risks of Secondary Listings

A Fund's Shares may be listed or traded on U.S. and non-U.S. exchanges other than the U.S. exchange where the Fund’s primary listing is maintained. There can be no assurance that a Fund’s Shares will continue to trade on any such exchange or in any market or that a Fund's Shares will continue to meet the requirements for listing or trading on any exchange or in any market. A Fund's Shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Shares on a U.S. exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk

Shares of a Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem Shares. On such days, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund Shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund Shares will continue to be met or will remain unchanged.

Shares of the Funds May Trade at Prices Other Than NAV

Shares of a Fund may trade at, above or below NAV. The per share NAV of each Fund will fluctuate with changes in the market value of such Fund’s holdings. The trading prices of Shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. The trading prices of a Fund's Shares may deviate significantly from NAV during periods of market volatility. Any of these factors may lead to the Fund's Shares trading at a premium or discount to NAV. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Since foreign exchanges may be open on days when a Fund does not price Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Costs of Buying or Selling Fund Shares

Buying or selling Fund Shares involves two types of costs that apply to all securities transactions. When buying or selling Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund Shares (the "bid" price) and the market price at which they are willing to sell Fund Shares (the "ask" price). Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

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Non-Correlation Risk

A Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk

Each Fund is classified as a “non-diversified” investment company under the 1940 Act. This means that each Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, each Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Passive Investment Risk

Each Fund is not actively managed and may be affected by a general decline in market segments relating to the respective Underlying Index. Each Fund invests in securities included in, or representative of, the Underlying Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets beyond the mechanics built into the Underlying Index. Unlike many investment companies, a Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Qualification as a Regulated Investment Company

Each Fund must meet a number of diversification requirements to qualify as a RIC under Section 851 of the Code and, if qualified, to continue to qualify. If a Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might enter into borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and, as of the close of the following fiscal quarter, to attempt to meet the requirements. However, a Fund may incur additional expenses in connection with any such borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the Funds make such investments from borrowings) are likely to reduce the Fund’s return to investors.

Relationship to Commodity Prices Risk

Relationship to Commodity Prices applies to the Global X Cement ETF.

A Fund’s Underlying Index measures the performance of companies and not the performance of commodities themselves. Companies may under- or over-perform commodity prices over the short-term or the long-term.

Risks Related to Investing in the Advanced Materials Industry

Risks Related to Investing in the Advanced Materials Industry applies to the Global X Advanced Materials ETF.

The Fund will be concentrated in companies in the advanced materials industry. Companies engaged in the production and distribution of advanced materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations. The production of advanced materials may involve significant technological expenditure and there is no guarantee that products will be commercially viable.

The advanced materials industry generally contains small technology companies, which present additional risk for investors. These companies may be less experienced, with limited product lines, markets or financial resources. Consequently, these companies are subject to scientific, technological and commercialization risks. These securities have a significantly greater risk of loss than traditional investment securities due to the speculative nature of these investments. Technology companies are generally subject to the risk of rapidly changing technologies, a limited product life span due to the frequent introduction of new or improved products, as well as cyclical market patterns and evolving industry standards. Technology companies also face the risk of losing patent, copyright and trademark protections.

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Risks Related to Investing in the Cement Industry

Risks related to investing in the Cement Industry applies to the Global X Cement ETF.

The Fund will be concentrated in companies in the cement industry. Companies engaged in the production and distribution of cement may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Furthermore, companies in the materials sector are at risk of environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

Risks Related to Investing in the Land Industry

Risks Related to Investing in the Land Industry applies to the Global X Land ETF.

The Fund will be concentrated in companies in the land industry, which includes the farmland and timberland sector. Companies in this sector may be adversely affected by changes in government regulation, world events and economic conditions. Companies in this sector may be adversely affected if the value of farmland or timberland declines, and could be negatively impacted by technological developments and labor relations.

In addition, companies in this sector could be adversely affected by commodity price volatility, particularly for agricultural commodities. The value and profitability of companies in the farmland and timberland industry is highly correlated with agricultural commodities, and therefore a sustained period of low prices for these commodities could have a negative impact on companies in the industry. In addition, companies in this sector could be adversely affected by commodity price volatility, technological developments and labor relations. Sustained high prices of commodities such as oil could have an adverse effect on companies in the industry.

The market value of securities of global farmland and timberland companies may be affected by events occurring in nature and international politics. For example, the volume and value of agricultural commodities that can be harvested from farmland and timberland may be limited by natural disasters and other events such as fire, volcanic eruptions, insect infestation, disease, ice storms, wind storms, flooding, other weather conditions and other causes. In periods of poor farming or logging conditions, global farmland and timberland companies may harvest less than expected.

Global timber companies involved in the forest, paper and packaging products industries are highly competitive globally, including significant competition from non-wood and engineered wood products, and no single company is dominant. These industries have suffered, and continue to suffer, from excess capacity.

Global farmland and timberland companies are subject to many federal, state and local environmental, health and safety laws and regulations. With regard to the timberland industry, there is particular regulation with respect to the restoration and reforestation of timberlands, harvesting timber near waterways, discharges of pollutants and emissions, and the management, disposal and remediation of hazardous substances or other contaminants. Political risks and the other risks to which foreign securities are subject may also affect domestic companies in which the Fund may invest if they have significant operations or investments in foreign countries. In particular, tariffs, quotas or trade agreements can also affect the markets for products of global timber.

Agricultural production and trade flows are significantly affected by government policies and regulations. Governmental policies affecting the agricultural industry, such as taxes, tariffs, duties, subsidies and import and export restrictions on agricultural commodities and commodity products, can influence industry profitability, the planting of certain crops versus other uses of agricultural resources, the location and size of crop production, whether unprocessed or processed commodity products are traded and the volume and types of imports and exports.

Risks Related to Investing in the Railroad Industry

Risks Related to Investing in the Railroad Industry applies to the Global X FTSE Railroads ETF.

The Fund will be concentrated in companies in the railroads sector. Companies in this sector may be adversely affected by changes in government regulation, world events and economic conditions.

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Companies in this sector may also face higher risk of government involvement as railroads may be considered key components of national security or potential sources of government revenue, particularly if they control significant strategic assets that have a national or regional profile, and may have monopolistic characteristics. In addition, railroads may be subject to a higher probability of nationalization due to their characteristics as strategic national assets. Strategic assets could generate additional risk not common in other industry sectors and may be the target for terrorist attacks or adverse political actions. In addition, as sites of primary transportation traffic, railroad accidents may occur that could have an adverse effect on companies in this industry.

In addition, companies in this sector could be adversely affected by commodity price volatility, technological developments and labor relations. Sustained high prices of commodities such as oil could have an adverse effect on companies in the industry.

As primary transportation cites, accidents may occur at railroads that could have an adverse effect on companies in this industry. In addition, recent events have demonstrated that railroads and other areas of public transportation can be primary targets for terrorist attacks. Such attacks could have a significantly negative impact on companies in the industry.

Risks Related to Investing in the Toll Roads & Ports Industry

Risks Related to Investing in the Toll Roads & Ports Industry applies to the Global X FTSE Toll Roads & Ports ETF.

The Fund will be concentrated in companies in the toll roads and ports sector, including both airports and seaports. Companies in this sector may be adversely affected by changes in government regulation, world events and economic conditions.

Companies in this sector may also face higher risk of government involvement as roads and ports may be considered key components of national security or potential sources of government revenue, particularly if they control significant strategic assets that have a national or regional profile, and may have monopolistic characteristics. In addition, toll roads and ports may be subject to a higher probability of nationalization due to their characteristics as strategic national assets. Strategic assets could generate additional risk not common in other industry sectors and may be the target for terrorist attacks or adverse political actions. In addition, as cites of primary transportation traffic, accidents may occur at roads and ports that could have an adverse effect on companies in this industry.

In addition, companies in this sector could be adversely affected by commodity price volatility, technological developments and labor relations. Sustained high prices of commodities such as oil could have an adverse effect on companies in the industry.

Many companies in the toll roads and ports sector may have fixed income streams, causing their market value to decline in times of high inflation. In addition, the prices that these companies may be able to charge users of its assets may be linked to inflation, whether by government regulation, contractual arrangement or other factors.

Securities Lending Risk

A Fund may engage in lending its portfolio securities. Although a Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by a Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests. Also, as securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk

Because certain securities markets in the countries in which the Funds may invest are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries (such as the United States, Japan and most Western European countries), the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. A Fund’s investment in securities in these countries is subject to the risk that the liquidity of a particular security or investments generally will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in these countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

Market volatility in the countries in which a Fund invests may also be heightened by the actions of a small number of investors. Brokerage firms in these countries may be fewer in number and less established than brokerage firms in more developed markets.

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Since a Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund (counterparty risk). This risk is magnified to the extent a Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms.

Tracking Error Risk

Each Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing a Fund’s securities holdings to reflect changes in the composition of the Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Because each Fund bears the costs and risks associated with buying and selling securities, while such costs and risks are not factored into the return of the Underlying Index, a Fund’s return may deviate significantly from the return of the Underlying Index. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, due to legal restrictions or limitations imposed by the government of a particular country or a lack of liquidity on stock exchanges in which such securities trade. Each Fund is expected to value some or all of its investments based on fair value prices. To the extent a Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected.

Trading Halt Risk

An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk

The sales price a Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when a Fund does not price its Shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ combined Statement of Additional Information (“SAI”). The top holdings of each Fund can be found at www.globalxfunds.com and Fund Fact sheets provide information regarding each Fund’s top holdings and may be requested by calling 1-888-GX-Fund-1 (1-888-493-8631).

FUND MANAGEMENT

Investment Adviser

Global X Management Company LLC serves as the Adviser and the administrator for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the investment activities of the Funds and the Funds' business affairs and other administrative matters. The Adviser has been a registered investment adviser since 2008. The Adviser is a Delaware limited liability company with its principal offices located at 623 Fifth Ave., 15th Floor, New York, New York 10022. As of February 17, 2015, the Adviser provided investment advisory services for assets of approximately $3.8 billion.

Pursuant to a Supervision and Administration Agreement and subject to the general supervision of the Board of Trustees of the Trust, the Adviser provides or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Funds and also bears the costs of various third-party services required by the Funds, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Funds pursuant to an Investment Advisory Agreement.

Each Fund pays the Adviser a fee (“Management Fee”) in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. During the fiscal year ended October 31, 2014, the Funds were not operational. The Management Fee for each Fund is at an annual rate (stated as a percentage of the average daily net assets of the Fund) as follows:

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Fund	Management Fee
Global X Advanced Materials ETF	0.69%
Global X Cement ETF	0.69%
Global X Land ETF	0.65%
Global X FTSE Railroads ETF	0.65%
Global X FTSE Toll Roads & Ports ETF	0.65%

In addition, each Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total expense ratio of a Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). The Adviser may earn a profit on the Management Fee paid by the Funds. Also, the Adviser, and not shareholders of the Funds, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for each Fund will be available in the Funds’ first Semi-Annual Report or Annual Report to shareholders for the period ended April 30th or October 31st, respectively.

Portfolio Management

The Portfolio Managers who are currently responsible for the day-to-day management of the Funds' portfolios are Bruno del Ama, Jose Gonzalez, Luis Berruga and Chang Kim.

Bruno del Ama: Bruno del Ama, CFA, has been Chief Executive Officer of the Adviser since March 2008. Mr. del Ama received a Master's in Business Administration from the Wharton Business School.

Jose Gonzalez: Jose Gonzalez has been Chairman of the Adviser since February 2014 and served as Chief Operating Officer of the Adviser from March 2008 to January 2014. Mr. Gonzalez is a registered representative of GWM Group, Inc. (“GWM”), a registered broker-dealer. Mr. Gonzalez has been affiliated with GWM since 2006. Mr. Gonzalez holds the Series 7, 24, and 63 licenses.

Luis Berruga: Luis Berruga has been Chief Operating Officer of the Adviser since February 2014.  Previously, Mr. Berruga was an investment banker at Jefferies in the financial services group from 2012 through 2014 and a Regional Product Specialist in Morgan Stanley’s Private Wealth Management Group from 2005 through 2012.  Mr. Berruga received his MBA from the Kellogg School of Management at Northwestern University.

Chang Kim: Chang Kim, CFA, has been Portfolio Manager of the Funds since February, 2014. He joined the Adviser in September, 2009, where he was a Portfolio Analyst from April 2010 until January 2014.  Mr. Kim received his Bachelor of Arts from Yale University in 2009.

The SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities of the Funds.

DISTRIBUTOR

SEI Investments Distribution Co. ("Distributor") distributes Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by each Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor is not affiliated with the Adviser.

BUYING AND SELLING FUND SHARES

Shares of the Funds trade on the Exchange and in the secondary market during the trading day. Shares can be bought and sold throughout the trading day like other Shares of publicly-traded securities. There is no minimum investment for purchases made on the Exchange. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

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In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Shares (the “bid” price) and the price at which they are willing to sell Shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares varies over time based on a Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Shares, frequent trading may reduce investment return.

Shares of a Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the "Creations and Redemptions" section in the SAI. Once created, Shares generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Funds trade under the trading symbols listed for each Fund in the Fund Summaries section of the Prospectus.

The Funds that are available for purchase are listed on the Exchange, which is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any rights as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

FREQUENT TRADING

Unlike frequent trading of shares of a traditional open-end mutual fund (i.e., not exchange-traded shares), frequent trading of Shares on the secondary market does not disrupt portfolio management, increase a Fund's trading costs, lead to realization of capital gains, or otherwise harm Fund shareholders because these trades do not involve a Fund directly. A few institutional investors are authorized to purchase and redeem each Fund's Shares directly with the Fund. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, each Fund imposes transaction fees on in-kind purchases and redemptions of the Fund intended to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances, although transaction fees are subject to certain limits and therefore may not cover all related costs incurred by a Fund. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Funds.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a Distribution and Services Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by a Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in a Fund. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of a Fund.

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DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized security gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Code, dividends may be declared and paid more frequently than annually for a Fund.

Dividends and other distributions on Shares are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and security gain distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares.

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market.

TAXES

The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. Each Fund receives income and gains on its investments. The income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Each Fund intends to qualify as a regulated investment company ("RIC") under the Internal Revenue Code ("Code") for federal tax purposes and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares or whether you take distributions in cash of additional Shares. The maximum long-term capital gain rate applicable to individuals is 20%.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by a Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Funds’ holdings may not be qualifying dividends.

A portion of distributions paid by a Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. All dividends (including the deducted portion) must be included in a corporation’s alternative minimum taxable income calculations.

Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

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You should note that if you buy Shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

You will be informed of the amount of your ordinary income dividends, qualifying dividend income, and capital gain distributions at the time they are paid, and you will be advised of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

A Fund’s investments in partnerships, including in partnerships defined as Qualified Publicly Traded Partnerships for tax purposes, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Excise Tax Distribution Requirements. Under the Internal Revenue Code (the "Code"), a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if such Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by such Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which such Fund pays income tax for the taxable year ending in the calendar year. Although each Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, such Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Funds intend to declare and pay these amounts in December (or in January, which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that their distributions will be sufficient to eliminate all such taxes.

Foreign Currencies. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time such Fund actually collects such receivables or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of such Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain.

Foreign Taxes. Each Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election, it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss is recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one year at the time you sell or exchange them. Gains and losses on Shares held for one year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gain distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan will not be currently taxable unless the Shares were purchased with borrowed funds.

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Backup Withholding. Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury the applicable back-up withholding rate of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service, or (iii) who has failed to certify to a Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.”

U.S. Tax Treatment of Foreign Shareholders. A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of Shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by such Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Nonresident, non-U.S. citizens will not be subject to tax on a RIC's "interest-related dividends" or "short-term capital gain dividends". Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in a Fund.

Cost Basis Reporting. Federal law requires that mutual fund complexes or intermediaries report their shareholders' cost basis, gain/loss, and holding period to the IRS on the Funds' shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any RIC and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

For those securities defined as "covered" under current IRS cost basis tax reporting regulations, the Funds or intermediaries are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest earned by a Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

Consult Your Tax Professional. Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

DETERMINATION OF NET ASSET VALUE

Each Fund calculates its NAV as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

In calculating a Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost, provided the amortized cost is approximately the value on current sale of the security. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. A Fund may use various pricing services or discontinue the use of any pricing service.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by a Fund’s Board of Trustees. A price obtained from a pricing service based on such pricing service's valuation matrix may be used to fair value a security. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

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Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of a Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules, redemption requests made on certain dates may result in a settlement period exceeding seven calendar days. A list of the holiday schedules of the foreign exchanges of each Fund’s Underlying Index, as well as the dates on which a settlement period would exceed seven calendar days in 2015 and 2016, is contained in the SAI.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser. Any use of a different rate from the rates used by each Index Provider may adversely affect a Fund’s ability to track its Underlying Index.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the NYSE or listing exchange is closed (other than customary weekend and holiday closings), (2) for any period during which trading on the NYSE or listing exchange is suspended or restricted, (3) for any period during which an emergency exists as a result of which disposal of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable, or (4) in such other circumstances as the SEC permits.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters can be found at www.globalxfunds.com.

INFORMATION REGARDING THE INDICES AND THE INDEX PROVIDERS

Solactive Global Advanced Materials Index

The Solactive Global Advanced Materials Index is designed to reflect the equity performance of companies involved in the advanced materials industry. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

Solactive Global Cement Index

The Solactive Global Cement Index is designed to reflect the equity performance of companies involved in the cement industry. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

Solactive Global Land Index

The Solactive Global Land Index is designed to reflect the equity performance of companies involved in the farmland and timberland industry. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Solactive AG.

FTSE Railroads Index

The FTSE Railroads Index is designed to reflect the equity performance of companies involved in the railroad industry. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by FTSE.

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FTSE Toll Roads & Ports Index

The FTSE Toll Roads & Ports Index is designed to reflect the equity performance of companies involved in the toll roads and ports industry, including airports and seaports. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by FTSE.

Each Index Provider is described separately below:

FTSE is a world-leader in the creation and management of over 100,000 equity, bond and hedge fund indices. With offices in Beijing, London, Frankfurt, Hong Kong, Boston, Shanghai, Madrid, Paris, New York, San Francisco, Sydney and Tokyo, FTSE Group services clients in 77 countries worldwide. FTSE is an independent company owned by the Financial Times and the London Stock Exchange. FTSE does not give financial advice to clients, which allows for the provision of truly objective market information. FTSE indices are used extensively by investors world-wide such as consultants, asset owners, asset managers, investment banks, stock exchanges and brokers.

Solactive AG is a leading company in the structuring and indexing business for institutional clients. Solactive AG runs the Solactive index platform (formerly S-BOX platform). Solactive AG indices are used by issuers worldwide as underlying indices for financial products. Solactive AG does not sponsor, endorse or promote any of the Funds and is not in any way connected to them and does not accept any liability in relation to their issue, operation or trading.

The Index Providers do not sponsor, endorse or promote any of the Funds and are not in any way connected to them and do not accept any liability in relation to their issue, operation and trading.

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services is the sub-administrator for each Fund.

Brown Brothers Harriman & Co. is the custodian and transfer agent for each Fund.

K&L Gates LLP serves as legal counsel to Global X Funds ® ("Trust") and the Trust's Independent Trustees.

Ernst & Young LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund.

FINANCIAL HIGHLIGHTS

Because the Funds had not commenced operations as of the October 31, 2014 fiscal year end, financial highlights are not yet available.

OTHER INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by the Exchange. The listing exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The listing exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, shares that are issued by a registered investment company and purchases of such shares by investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions.

The Trust has obtained an SEC order permitting registered investment companies to invest in Shares as described above. One such condition stated in the order is that investment companies relying on the order must enter into a written agreement with the Trust.

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

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For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted with ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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For more information visit our website at

www.globalxfunds.com

or call 1-888-GXFund-1 (1-888-493-8631)

Investment Adviser and Administrator Global X Management Company LLC 623 Fifth Avenue, 15th Floor New York, NY 10022
Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456
Custodian and Transfer Agent Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Sub-Administrator SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456
Legal Counsel to the Global X Funds® and Independent Trustees K&L Gates LLP 1601 K Street, NW Washington, DC 20006-1600
Independent Registered Public Accounting Firm Ernst & Young LLP 2005 Market Street, Suite 700 Philadelphia, PA 19103

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A Statement of Additional Information dated March 1, 2015, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

Additional information about each Fund that has commenced operations and its investments is available in its annual and semi-annual reports to shareholders. The annual report explains the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of each such Fund’s semi-annual and annual report or the Statement of Additional Information by calling 1-888-GXFund-1 (1-888-493-8631). Free copies of a Fund’s semi-annual and annual report and the Statement of Additional Information are available from our website at www.globalxfunds.com.

Information about each Fund, including its semi-annual and annual reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street N.E., Room 1580, Washington, DC 20549-1520.

PROSPECTUS

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

March 1, 2015

Investment Company Act File No.: 811-22209

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